UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Warner Chilcott Limited

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    , 2009

Dear Shareholder:

You are cordially invited to attend Warner Chilcott Limited’s 2009 Annual General Meeting of Shareholders (the “Annual Meeting”). The meeting will be held on                 , at                     (local time) at                     . Details of the business to be conducted at the Annual Meeting can be found in the attached Notice of Annual General Meeting of Shareholders and the attached Proxy Statement.

You are also cordially invited to attend a Special Court-Ordered General Meeting of Shareholders (the “Special Meeting”), which will be held on              immediately following the conclusion of the Annual Meeting at                     . Details of the business to be conducted at the Special Meeting can be found in the attached Notice of Special Court-Ordered General Meeting of Shareholders and the attached Proxy Statement. We are providing these materials to you in connection with a proposal to effectively change the place of incorporation of Warner Chilcott from Bermuda to Ireland through the creation of a new Irish holding company.

Whether or not you plan to attend the Annual Meeting and Special Meeting in person, it is important that your shares be represented and voted at the meetings. After reading the enclosed Notices and Proxy Statement, please submit your proxy or voting instructions. If you attend the meetings in person, you may revoke your proxy and vote your shares in person.

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting and Special Meeting. If you are planning to attend the meetings in person, because of security procedures, you will need to register in advance to gain admission. You can register by checking the appropriate box on the enclosed proxy card. All shareholders of record on              are invited to attend the meetings. No ticket is required for admission.

In addition to registering in advance, you will be required to present valid government-issued photo identification (e.g., driver’s license or passport) to enter the meetings. If your shares are registered in your name, you should bring a form of photo identification to the meetings. If your shares are held in the name of a bank, broker, trustee, custodian or other nominee, you will need to bring a proxy or letter from that broker, dealer, bank, trustee or other nominee that confirms that you are the beneficial owner of those shares, together with a form of photo identification.

If you have any questions about the meetings, or if you require assistance, please call              at              (toll-free in the United States) or              (call collect).

I look forward to greeting those of you who are able to attend.

Sincerely,

Roger M. Boissonneault

Chief Executive Officer, President and Director

This Proxy Statement is dated                     , 2009, and is first being mailed to shareholders on or about                     , 2009.

YOUR VOTE IS IMPORTANT

Holders of record must vote in accordance with the instructions listed on the enclosed proxy card. In order to ensure their representation at the meetings, holders of record may submit a proxy by telephone or via the Internet or by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid return-addressed envelope (to which no postage need be affixed if mailed in the United States). Beneficial holders whose shares are held in the name of a nominee must vote in accordance with the voting instructions given them by their bank, broker, trustee, custodian or other nominee. Such beneficial holders may be eligible to submit a proxy electronically or by telephone.

Warner Chilcott Limited

Unit 19 Ardee Business Park,

Hale Street,

Ardee, Co Louth, Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON                     , 2009

The Annual General Meeting of Shareholders (the “Annual Meeting”) of Warner Chilcott Limited (the “Company”) will be held on                     , 2009, at                      (local time). The Annual Meeting will take place at                     .

The purposes of the Annual Meeting are:

1.	To receive the audited consolidated financial statements for the year ended December 31, 2008;

2.	To elect four Class III Directors to serve on the board of directors until the Annual General Meeting in 2012 or until their successors are duly elected and qualified;

3.	To approve the appointment of the firm of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration;

4.	To approve amendments to the Company’s 2005 Equity Incentive Plan in order to increase the number of shares available for issuance under the plan, enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended, and to allow Warner Chilcott plc to issue ordinary shares under the plan if the Scheme of Arrangement attached as Annex C to this Proxy Statement is approved at the Special Court-Ordered General Meeting of Shareholders (collectively, the “Equity Incentive Plan Amendments”);

5.	To approve the Management Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual General Meeting of Shareholders. None of the proposals requires the approval of any other proposal to become effective. The close of business on                     , 2009, is the record date for determining shareholders entitled to vote at the Annual Meeting. Only holders of the Company’s Class A common shares, par value $0.01 per share (the “Class A common shares”) as of the record date are entitled to notice of and to vote on the matters listed in this Notice of Annual General Meeting of Shareholders. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s offices at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

Whether or not shareholders plan to attend the Annual Meeting in person, it is important that their shares be represented and voted at the Annual Meeting. Holders of record may submit a proxy via the Internet or by telephone or by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid return-addressed reply envelope. Holders of record must vote in accordance with the instructions listed on the proxy card. Beneficial holders whose shares are held in the name of a nominee must vote in accordance with the voting instructions given them by their bank, broker, trustee, custodian or other nominee. Such holders may be eligible to submit a proxy electronically or by telephone. Shareholders may revoke a previously delivered proxy at any time prior to the Annual Meeting. Any holder of record who is present at the Annual Meeting may vote in person instead of by proxy, thereby canceling any previous proxy. Shareholders may not appoint more than three persons to act as their proxy at the Annual Meeting.

Please note that, if shareholders plan to attend the Annual Meeting in person, they will need to register in advance to be admitted. Holders of record can register in advance by checking the appropriate box on their proxy card. The Annual Meeting will start promptly at                      (local time).

In addition to registering in advance, shareholders will be required to present a valid government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. Holders of record, whose shares are registered in their name, should bring a form of photo identification to the Annual Meeting. Beneficial holders, whose shares are held in the name of a bank, broker, trustee, custodian or other nominee, will need to bring a proxy or letter from that bank, broker, trustee, custodian or other nominee that confirms that such holder is the beneficial owner of those shares, together with a valid form of photo identification. Holders of record will be verified against an official list. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of                     , 2009.

BY ORDER OF THE BOARD OF DIRECTORS

Izumi Hara

Senior Vice President, General Counsel and Corporate Secretary

Ardee, Ireland

                    , 2009

Warner Chilcott Limited

Unit 19 Ardee Business Park,

Hale Street,

Ardee, Co Louth Ireland

NOTICE OF SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. [        ]

IN THE MATTER OF WARNER CHILCOTT LIMITED

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF SPECIAL COURT-ORDERED GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON                     , 2009

The Special Court-Ordered General Meeting of Shareholders (the “Special Meeting”) of Warner Chilcott Limited (the “Company”) will be held on                     , 2009, immediately following the conclusion of the Company’s Annual General Meeting of Shareholders (the “Annual Meeting”). The Special Meeting will take place at                     .

The purposes of the Special Meeting are:

1.	To approve the Scheme of Arrangement attached as Annex C to this Proxy Statement between Warner Chilcott Limited, a company organized under the laws of Bermuda, and its shareholders (the “Scheme of Arrangement”). If the Scheme of Arrangement becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Warner Chilcott Limited Class A common shares, par value $0.01 per share (the “Class A common shares”) outstanding immediately before the Transaction is effected will receive ordinary shares of Warner Chilcott plc, an Irish company and newly-created subsidiary of Warner Chilcott Limited, with a par value of $0.01 per share, on a one-for-one basis in respect of such outstanding Class A common shares. If the Scheme of Arrangement becomes effective, Warner Chilcott plc will become the ultimate parent holding company of Warner Chilcott Limited.

2.	If the Scheme of Arrangement is approved, to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc (as described in the Proxy Statement)), subject to the approval of the High Court of Ireland. We refer to this proposal in the Proxy Statement as the “distributable reserves proposal.” The distributable reserves proposal will only be implemented if Proposal No. 1, the Scheme of Arrangement is approved, and the Transaction is consummated, but the approval of the distributable reserves proposal is not a condition to the consummation of the Transaction.

3.	To approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Special Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Court-Ordered General Meeting of Shareholders. The close of business on                     , 2009, is the record date for determining shareholders entitled to vote at the Special Meeting. Only holders of the Company’s Class A common shares as of the record date are entitled to notice of and to vote on the matters listed in this Notice of Special Court-Ordered General Meeting of Shareholders. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at Warner Chilcott Limited’s offices at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

Whether or not shareholders plan to attend the Special Meeting in person, it is important that their shares be represented and voted at the Special Meeting. Holders of record may submit a proxy via the Internet or by telephone or by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid return-addressed reply envelope. Holders of record must vote in accordance with the instructions listed on the proxy card. Beneficial holders, whose shares are held in the name of a bank, broker, trustee, custodian or other nominee, must vote in accordance with the voting instructions given them by their bank, broker, trustee, custodian or other nominee. Such holders may be eligible to submit a proxy electronically or by telephone. Shareholders may revoke a previously delivered proxy at any time prior to the Special Meeting. Any holder of record who is present at the Special Meeting may vote in person instead of by proxy, thereby canceling any previous proxy. Shareholders may not appoint more than three persons to act as their proxy at the Special Meeting.

Please note that, if shareholders plan to attend the Special Meeting in person, they will need to register in advance to be admitted. Holders of record can register in advance by checking the appropriate box on their proxy card. The Special Meeting will start immediately following the conclusion of the Annual Meeting.

In addition to registering in advance, shareholders will be required to present a valid government-issued photo identification (e.g., driver’s license or passport) to enter the Special Meeting. Holders of record, whose shares are registered in their name, should bring a form of photo identification to the Special Meeting. Beneficial holders, whose shares are held in the name of a bank, broker, trustee, custodian or other nominee, will need to bring a proxy or letter from that bank, broker, trustee, custodian or other nominee that confirms that such holder is the beneficial owner of those shares, together with a valid form of photo identification. Holders of record will be verified against an official list. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of                     , 2009.

The Special Meeting is being held in accordance with an order of the Supreme Court of Bermuda issued on                     , 2009, which Bermuda law required us to obtain prior to holding the Special Meeting. If shareholders approve the Scheme of Arrangement at the Special Meeting, we will make a subsequent application to the Supreme Court of Bermuda seeking sanction or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the sanction hearing to be held on                     , 2009, at                      (local time) at the Supreme Court of Bermuda in Hamilton, Bermuda. Class A common shareholders who wish to appear in person or by counsel at the sanction hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement may do so. In addition, the Supreme Court of Bermuda has wide discretion to hear from interested parties. Warner Chilcott Limited will not object to the participation in the sanction hearing by any shareholder who holds shares through a broker.

This notice incorporates the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Izumi Hara

Senior Vice President, General Counsel and Corporate Secretary

Ardee, Ireland

                    , 2009

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iii

WARNER CHILCOTT LIMITED

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

AND SPECIAL COURT-ORDERED GENERAL MEETING OF SHAREHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the board of directors of Warner Chilcott Limited, a company organized under the laws of Bermuda, for Warner Chilcott Limited’s 2009 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at             (local time) on                     , 2009, at              and the Special Court-Ordered General Meeting of the Shareholders (the “Special Meeting”) to be held on                     , 2009, immediately following the conclusion of the Annual Meeting at             .

General Information about the Annual Meeting and Special Meeting

General

This Proxy Statement has information about the Annual Meeting and the Special Meeting and was prepared by our management for Warner Chilcott Limited’s board of directors. This Proxy Statement is being mailed through the U.S. postal service to shareholders on or around                     , 2009.

In this Proxy Statement, we sometimes refer to Warner Chilcott Limited before the Transaction and Warner Chilcott plc after the Transaction as “we,” “our,” “Warner Chilcott” or the “Company.”

Are two separate meetings of shareholders taking place on                     , 2009?

Yes. Our Annual General Meeting of Shareholders will take place on                     , 2009, at             (local time) at             . The Special Court-Ordered General Meeting of Shareholders will begin immediately following the conclusion of the Annual Meeting.

Why are you having two separate meetings?

Bermuda law requires a court-ordered meeting that is separate from the Annual Meeting to approve the Scheme of Arrangement attached as Annex C to this Proxy Statement between Warner Chilcott Limited and its shareholders (the “Scheme of Arrangement”).

Purpose of the meetings

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual General Meeting of Shareholders. The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice of Special Court-Ordered General Meeting of Shareholders. The proposals to be considered and acted upon at the Annual Meeting and the Special Meeting are described in more detail in this Proxy Statement.

Who can vote?

Our Class A common shares are listed on the NASDAQ Global Market (“NASDAQ”) under the symbol “WCRX.” Our outstanding shares at                     , 2009, consisted of             Class A common shares. Each shareholder of record at the close of business on                     , 2009, is entitled to receive notice of the Annual Meeting and the Special Meeting. If our records show that you owned the shares on the record date,                 , 2009, you are entitled to one (1) vote for each Class A common share you hold.

How do I vote if I am a beneficial holder whose shares are held through a bank, broker, trustee, custodian or other nominee?

If your shares are held in the name of your bank, broker, trustee, custodian or other nominee, that party should give you instructions for voting your shares. Such beneficial holders may be eligible to submit a proxy electronically or by telephone. The instructions set forth below apply to record holders only and not those whose shares are held in the name of a nominee.

How do I vote if I am a holder of record whose shares are registered in my name?

Follow the instructions on the enclosed proxy card for each proposal to be considered at the Annual Meeting and the Special Meeting. You may submit a proxy via the Internet or by telephone or by signing and dating the proxy card and mailing it in the enclosed postage-paid return-addressed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in the manner set forth below:

At the Annual Meeting:

1.	FOR the election of all director nominees listed in Proposal No. 1;

2.	FOR the approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration as described in Proposal No. 2;

3.	FOR the approval of the Equity Incentive Plan Amendments as described in Proposal No. 3;

4.	FOR the approval of the Management Incentive Plan as described in Proposal No. 4; and

5.	In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting.

At the Special Meeting:

1.	FOR the Scheme of Arrangement as described in Proposal No. 1;

2.	FOR the distributable reserves proposal as described in Proposal No. 2; and

3.	FOR an adjournment of the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Special Meeting.

The proxy holders for the shareholders are any of Roger M. Boissonneault, Izumi Hara and Paul Herendeen. A shareholder wishing to name another person as his or her proxy holder may do so by crossing out the names of the designated proxy holders and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the shareholder to sign the proxy card for the Annual Meeting and the Special Meeting and deliver it to the Company in accordance with the instructions on the enclosed proxy card, with a copy to the person named as his or her proxy holder and for the person so named to be present to vote at the Annual Meeting or the Special Meeting, as applicable.

May I vote in person at the Annual Meeting and the Special Meeting?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the Annual Meeting and the Special Meeting and vote your shares in person. If you are a holder of record whose shares are registered in your name and you wish to vote at the Annual Meeting or the Special Meeting, written ballots will be available at the meeting. If you are a beneficial holder whose shares are held in the name of a bank, broker, trustee, custodian or other nominee and you decide to attend and vote at the Annual Meeting or the Special Meeting, you will need to obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting or the Special Meeting. If you vote by proxy and also attend the Annual Meeting or the Special Meeting, there is no need to vote again at the Annual Meeting or the Special Meeting unless you wish to change your vote. Note that if you plan to attend the Annual Meeting or the Special Meeting in person, you must register in advance and present the necessary identification.

What am I being asked to vote on?

At the Annual Meeting:

1.	To elect four Class III Directors to serve on the board of directors until the Annual General Meeting in 2012 or until their successors are duly elected and qualified;

2.	To approve the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration;

3.	To approve amendments to the Company’s 2005 Equity Incentive Plan in order to increase the number of shares available for issuance under the plan, enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and to allow Warner Chilcott plc to issue ordinary shares under the plan if the Scheme of Arrangement is approved at the Special Meeting (collectively, the “Equity Incentive Plan Amendments” and the 2005 Equity Incentive Plan, as amended, the “Amended Equity Incentive Plan”);

4.	To approve the Management Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the Code; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

At the Special Meeting:

1.	To approve the Scheme of Arrangement. If the Scheme of Arrangement becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Warner Chilcott Limited Class A common shares, par value $0.01 per share (the “Class A common shares”) outstanding immediately before the Transaction is effected will receive ordinary shares of Warner Chilcott plc, an Irish company and newly-created subsidiary of Warner Chilcott Limited, with a par value of $0.01 per share, on a one-for-one basis in respect of such outstanding Class A common shares. If the Scheme of Arrangement becomes effective, Warner Chilcott plc will become the ultimate parent holding company of Warner Chilcott Limited.

2.	If the Scheme of Arrangement is approved, to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc), subject to the approval of the High Court of Ireland. We refer to this proposal in the Proxy Statement as the “distributable reserves proposal.” The distributable reserves proposal will be implemented only if Proposal No. 1, the Scheme of Arrangement, is approved, and the Transaction is consummated, but the approval of the distributable reserves proposal is not a condition to the consummation of the Transaction.

3.	To approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Special Meeting.

How does the board of directors recommend that I vote on the proposals?

At the Annual Meeting, the board of directors recommends a vote FOR the election of each of the nominees of the board of directors (Proposal No. 1), FOR the approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration (Proposal No. 2), FOR the approval of the Equity Incentive Plan Amendments (Proposal No. 3) and FOR the approval of the Management Incentive Plan (Proposal No. 4).

At the Special Meeting, the board of directors recommends a vote FOR the Scheme of Arrangement (Proposal No. 1), FOR the approval of the distributable reserves proposal (Proposal No. 2) and FOR the adjournment of the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Proposal No. 3).

What if other matters come up at the Annual Meeting or the Special Meeting?

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Annual Meeting and the Special Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders will vote your shares as they see fit. Matters other than those matters discussed in this Proxy Statement may not be presented at the Special Meeting.

May I revoke my proxy?

Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting and the Special Meeting by:

•	signing another proxy card with a later date and returning it prior to the Annual Meeting and Special Meeting;

•	submitting a new proxy via the Internet or by telephone prior to the deadline listed in the proxy card;

•	giving written notice to the Corporate Secretary of the Company prior to the Annual Meeting and Special Meeting; or

•	attending the Annual Meeting and Special Meeting and voting in person.

If you are a beneficial holder whose shares are held in the name of your bank, broker, trustee, custodian or other nominee, you may submit new voting instructions by contacting your bank, broker, trustee, custodian or other nominee. You may also vote in person at the Annual Meeting and the Special Meeting if you obtain a legal proxy from the shareholder of record.

How many votes must be present to hold the Annual Meeting and the Special Meeting?

A “quorum” must be present for the Annual Meeting and the Special Meeting, as applicable, to be held. Pursuant to the bye-laws of the Company, a “quorum” is at least two (2) persons present in person and representing, in person or by proxy, more than 50% of the total issued Class A common shares. If a quorum is not present, the Annual Meeting or the Special Meeting, as applicable, may be adjourned from time to time until a quorum is obtained.

How are votes counted?

Class A common shares represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present. The shares of beneficial holders whose shares are held in the name of a nominee, and who do not tell the nominee how to vote their shares, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if you hold them “beneficially,” even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority, under applicable regulatory requirements, to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The election of directors, the proposal to approve the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration and the proposal to approve the Management Incentive Plan are considered routine matters for which brokerage firms may vote unvoted shares. The proposal to approve the Equity Incentive Plan Amendments is not considered a routine matter for which brokerage firms may vote unvoted shares.

The approval of the Scheme of Arrangement and the distributable reserves proposal are not considered routine matters for which brokerage firms may vote unvoted shares. Approval of the proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting is considered a routine matter for which brokerage firms may vote unvoted shares.

What vote is required to approve each proposal?

The nominees for director receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the Annual Meeting will be elected. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. The approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and authorization of the board of directors to determine the auditors’ remuneration and the approval of the Management Incentive Plan each requires the affirmative vote of a majority of the votes cast at the Annual Meeting in order to be approved. The approval of the Equity Incentive Plan Amendments requires an affirmative vote by a majority of the outstanding Class A common shares.

The Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of Warner Chilcott Limited Class A common shares representing 75% or more in value of the Class A common shares present and voting on the proposal at the Special Meeting, whether in person or by proxy. The distributable reserves proposal and the proposal to adjourn the Special Meeting if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting require the affirmative vote of a majority of the votes cast at the Special Meeting in order to be approved.

Does any shareholder own a majority of the Company’s Class A common shares?

No. As of                     , 2009, affiliates of Bain Capital Investors, LLC, DLJ Merchant Banking III, Inc. (“DLJMB”), J.P. Morgan Partners, LLC (“JPMP”) and Thomas H. Lee Partners L.P. (collectively, the “Sponsors”) collectively own approximately     % of the outstanding Class A common shares, although they do not act together as a group. Each of the Sponsors (other than DLJMB) has separately advised the Company that it intends to be represented at the Annual Meeting and the Special Meeting either in person or by proxy to vote its shares in favor of the nominees named in this Proxy Statement for election to the board of directors, in favor of approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors for the Company and authorization of the board of directors to determine the auditors’ remuneration, in favor of the approval of the Equity Incentive Plan Amendments, in favor of the approval of the Management Incentive Plan, in favor of the Scheme of Arrangement, in favor of the distributable reserves proposal and in favor of adjournment of the Special Meeting if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting. DLJMB has advised the Company that it intends to vote a portion of the Class A common shares that it holds, representing 9.9% of the outstanding Class A common shares, in favor of the nominees named in this Proxy Statement for election to the board of directors, in favor of approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors for the Company and authorization of the board of directors to determine the auditors’ remuneration, in favor of the approval of the Equity Incentive Plan Amendments, in favor of the approval of the Management Incentive Plan, in favor of the Scheme of Arrangement, in favor of the distributable reserves proposal and in favor of adjournment of the Special Meeting if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting. The shares representing DLJMB’s remaining interest, which amount to approximately     % of the outstanding Class A common shares, are subject to a voting agreement and cannot be voted by DLJMB. In light of the foregoing, a quorum at both the Annual Meeting and the Special Meeting is highly likely.

Are there separate proxy cards for the Annual Meeting and the Special Meeting?

No. Included with this Proxy Statement is one proxy card for both the Annual Meeting and the Special Meeting.

What does it mean if I receive more than one proxy card?

You should receive one proxy card for both the Annual Meeting and the Special Meeting. If you receive more than one card, it means that you have multiple accounts with brokers or the American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”). Please vote all of these shares. The Company encourages you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent. The Transfer Agent may be reached at 1-800-937-5449.

May shareholders ask questions?

Yes. Representatives of the Company will answer shareholders’ questions of general interest following the formal agenda of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted. Shareholders will not have an opportunity to ask questions following the Special Meeting.

Will any other matters be voted on at the Annual Meeting or the Special Meeting?

As of the date of this Proxy Statement, the Company’s management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting and call for a vote of shareholders, proxies properly submitted prior to the Annual Meeting will be voted in accordance with the judgment of the proxy holders. Matters other than those discussed in this Proxy Statement may not be presented for consideration at the Special Meeting.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of the board of directors. The Company will pay the cost of distributing this Proxy Statement and related materials. Our officers may solicit proxies electronically or by mail or telephone. Upon request, we will reimburse banks, brokers, trustees, custodians or other nominees for reasonable expenses that they incur in forwarding proxy materials to beneficial owners of shares of the Class A common shares. The Company may, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies. A few of the Company’s officers and employees may participate in the solicitation of proxies without additional compensation.

Information about the Reorganization

Why does the Company want to move its tax residence from Bermuda to Ireland and incorporate a new principal holding company in Ireland?

Warner Chilcott Limited is currently incorporated in Bermuda. Warner Chilcott’s presence in Ireland dates back to 1996, when a division of Warner Lambert was purchased by an Irish predecessor of the Company. The immediate predecessor to Warner Chilcott, a Northern Ireland public limited company also known as Warner Chilcott PLC (“Predecessor”) was publicly traded primarily on the London Stock Exchange and also on the NASDAQ in the United States. When the Predecessor was taken private by the Sponsors on January 5, 2005, a transaction we refer to as the “Acquisition,” the group was reorganized with Warner Chilcott Limited, a company organized under the laws of Bermuda, becoming the principal holding company of the group. At that time, Bermuda was chosen as a favorable jurisdiction due to its well-developed and understood legal system and a favorable tax environment that would facilitate the efficient movement of capital between Warner Chilcott’s principal operating subsidiaries in Puerto Rico, the United States, the United Kingdom and Ireland. Bermuda was selected over other jurisdictions affording similar attributes in part due to its proximity to the United States and the U.S. public equity market’s comfort level with Bermuda companies. The Sponsors took Warner Chilcott public in 2006 and our shares are now traded on the NASDAQ.

We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation and tax residence for several reasons. Various legislative and regulatory proposals in the United States could be detrimental to companies that are domiciled in countries, like Bermuda, that do not have tax treaties with the United States. If ultimately enacted, these proposals could have a material and adverse impact on the Company and its shareholders. Similarly, other countries that are members of the Organization for Economic Co-operation and Development (“OECD”) have raised concerns about the current tax treatment of companies domiciled in jurisdictions, like Bermuda, with which they do not have tax treaties.

We have reviewed a number of alternative jurisdictions with our board of directors and outside advisers, including the United States, where our parent company has never been incorporated or tax resident. A move to the United States was rejected because it would significantly increase the Company’s global effective tax rate and result in significant declines in future earnings. We determined instead that moving the principal holding company of the group from Bermuda to a country with a tax treaty with the United States would be in the best interests of shareholders, employees and other stakeholders, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to Ireland in this manner is the best available option. Ireland offers a stable long-term legal and regulatory environment for the Company because of its strong international relationships as a member of the European Union and the euro zone, its long history of international investment and its robust network of tax treaties with the other European Union member states, the United States and other countries. In reaching this decision we considered the following additional factors:

•	The Company and its predecessors have maintained operations in Ireland to varying degrees since 1996 and we are comfortable doing business in Ireland.

•

Effectively changing the place of incorporation of the group’s principal holding company to Ireland, a European Union country that has a treaty with the United States, may improve our position with respect to certain of the U.S. federal and state legislative and regulatory proposals described above.

•	Effectively changing the place of incorporation and moving the tax residence of the group’s principal holding company to Ireland will improve our position with respect to various OECD and European

Union withholding and other tax proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively, and will permit favorable European Union tax directives to apply to us.

•	The Company currently has two Irish subsidiaries with employees that conduct product research and development and certain accounting functions.

•	Ireland is an English-speaking country, is a member of the euro zone and provides ready access to a well-educated and high quality workforce.

•

Ireland, like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to the Company than a civil law system.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change because of differences between Bermuda law and Irish law and between the governing documents of Warner Chilcott Limited and Warner Chilcott plc; the market for Warner Chilcott plc shares may differ from the market for Warner Chilcott Limited shares; legislative action by the U.S. Congress could materially and adversely affect us if it overrides tax treaties upon which we intend to rely; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate; the Reorganization will result in additional direct and indirect costs, even if it is not completed; we may choose to abandon or delay the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility relating to our ability to issue new shares; the transfer of Warner Chilcott plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax and levies. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Will the Reorganization affect Warner Chilcott’s current or future operations?

We believe that the Reorganization will have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our legal domicile.

How will the Reorganization affect Warner Chilcott’s presence in Bermuda?

Following the completion of the Reorganization, the place of incorporation of Warner Chilcott’s principal holding company and its principal executive offices will be in Ireland.

How will the Reorganization affect our presence in the United States?

There are no changes planned for our U.S. operations or workforce as a result of the Reorganization.

What will be Warner Chilcott’s corporate presence in Ireland?

In addition to Ireland being the place of incorporation and jurisdiction of tax residence for the group’s principal holding company and Irish law governing Warner Chilcott plc, we expect that we will expand our presence in Ireland with personnel appropriate to staff our principal executive offices. Such personnel may include finance, regulatory, research and development, legal and other professionals. In addition to the staffing of our principal executive offices, the Company expects to continue to conduct product research and development activities and certain accounting functions through the Company’s two subsidiaries currently operating in Ireland. We will also hold a majority of our board of directors meetings in Ireland.

Will the Transaction dilute my economic interest in Warner Chilcott?

No. Your relative economic ownership in Warner Chilcott will not change as a result of the Transaction.

How will the Reorganization affect financial reporting?

After the Reorganization, Warner Chilcott plc will continue to prepare financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and report in U.S. dollars, and will continue to file reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission (“SEC”), as it currently does. In addition, as required by Irish law, in connection with annual general meetings of Warner Chilcott plc, shareholders will receive audited consolidated annual financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”), which we refer to as the “IFRS Financial Statements,” in addition to the information shareholders already receive. We will only provide IFRS Financial Statements if required by Irish law.

What impact will the Reorganization have on Warner Chilcott’s current debt arrangements?

There will be no material impact on our debt arrangements. In connection with the Reorganization, Warner Chilcott plc intends to enter into a supplemental indenture to the indenture governing the 8.75% Senior Subordinated Notes (“Notes”) issued by one of its U.S. subsidiaries, Warner Chilcott Corporation, with the trustee under such indenture to guarantee Warner Chilcott Corporation’s obligations thereunder. In addition, Warner Chilcott Limited intends to be released from its obligations pursuant to the supplemental indenture it entered into in October 2006 under which it guaranteed the Notes. Please see “The Reorganization—Guarantee of Notes.”

Will the Reorganization affect Warner Chilcott’s ability to access the capital and bank markets in the future?

We do not expect that the Reorganization will have any significant effect on our ability to access the capital or bank markets. We expect to be able to access the capital and bank markets as efficiently and on similar terms as we can today.

What effect would the failure to complete the Reorganization have on Warner Chilcott?

We will incur certain costs whether or not the Reorganization is completed. We will consider all possible alternatives in the event that the Reorganization is not completed. For more information, please see “Risk Factors.”

What are the material tax consequences of the Transaction?

Please read the following questions and answers regarding some of the potential tax consequences of the Transaction. Please refer to “Material Tax Considerations” beginning on page 93 for a description of the material U.S. federal income tax and Irish tax consequences of the Transaction to shareholders of the Company. The actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Transaction to you.

Is the Transaction taxable to me?

Under U.S. federal income tax law, holders of Warner Chilcott Limited shares will not recognize gain or loss in the Transaction. Under Irish tax law, no tax is due for Warner Chilcott Limited shareholders in the Transaction unless such shareholders have some connection with Ireland other than holding Warner Chilcott Limited or Warner Chilcott plc shares. Please see “Material Tax Considerations.”

Is the Transaction a taxable transaction for Warner Chilcott Limited or Warner Chilcott plc?

No. The Transaction will not be a taxable transaction for Warner Chilcott Limited or Warner Chilcott plc.

Will the Transaction affect the Company’s effective tax rate in 2009—or expectations for later years?

Based on current law, the Reorganization is not anticipated to have any material impact on the Company’s effective tax rate.

Does it matter, for tax or other reasons, whether I hold my shares “beneficially” or “of record”?

Yes. In general, Company shareholders hold their shares in one of two ways. Some shareholders are directly registered in their own names on the Company’s shareholder records, as maintained by the Company’s Transfer Agent. In this Proxy Statement, we generally refer to these shareholders as holding their shares “directly,” “of record” or “outside of DTC.” Other shareholders hold their shares through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through the Depository Trust Company (“DTC”). We generally refer to these shareholders as holding their shares “beneficially” or “through DTC,” and to these banks, brokers, trustees, custodians or other nominees as “brokers.”

For Irish dividend withholding and stamp tax purposes, you may be treated differently depending on whether you hold your shares “beneficially” or “of record.” Please see “Material Tax Considerations—Irish Tax Considerations.” In addition, there are different procedures for voting and attending the meeting, depending on how you hold your shares.

Will there be an Irish withholding tax on dividends on Warner Chilcott shares if and when Warner Chilcott decides to pay dividends?

Irish withholding tax (if any) arises in respect of dividends paid after Warner Chilcott’s establishment of tax residence in Ireland. Whether Warner Chilcott is required to deduct Irish dividend withholding tax from dividends paid to a shareholder will depend largely on whether that shareholder is resident for tax purposes in the United States or another “relevant territory.” A list of the “relevant territories” is included as Annex E to this Proxy Statement.

Shares held by U.S. resident shareholders

We do not currently anticipate paying cash dividends within the foreseeable future.

If we pay dividends in the future, dividends paid on Warner Chilcott shares that are owned by residents of the United States generally will not be subject to Irish withholding tax.

For shares held through DTC, dividends will not be subject to Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in the United States. For shares held outside of DTC, how a shareholder establishes that he or she is a United States resident will depend on when the shareholder acquired the shares. For shares held outside of DTC by residents of the United States and acquired on or before May 11, 2009, dividends in respect of those shares will not be subject to Irish withholding tax if the shareholder has provided a valid Form W-9 showing a U.S. address to Warner Chilcott’s Transfer Agent. For shares acquired after May 11, 2009, and held outside of DTC, dividends will not be subject to Irish withholding tax if the shareholder has completed the appropriate Irish dividend withholding tax form and provided it to Warner Chilcott’s Transfer Agent at least seven business days before the dividend record date. If a resident of the United States fails to provide appropriate documentation and as a result receives dividends subject to Irish withholding tax, that U.S. resident may be able to obtain a refund of such withheld amounts from the Irish tax authority.

Shares held by residents of “relevant territories” other than the United States

If we pay dividends in the future, dividends that are paid to shareholders who are residents of “relevant territories” other than the United States generally will not be subject to Irish withholding tax, but those shareholders will generally need to complete the appropriate Irish dividend withholding tax forms in order to receive dividends without any Irish withholding tax. Such shareholders must provide the appropriate Irish forms to their brokers before the record date for such dividend (in the case of shares held through DTC), or to Warner Chilcott’s Transfer Agent at least seven business days before such record date (in the case of shares held outside of DTC).

Shares held by residents of countries that are not “relevant territories”

Warner Chilcott shareholders who do not reside in “relevant territories” will be subject to Irish withholding tax (currently at the rate of 20%), but there are a number of other exemptions that could apply on a case-by-case basis. Such shareholders should seek their own advice as to whether and how they may claim such exemptions.

Important information for all shareholders about Irish withholding tax

Warner Chilcott will rely on information received directly or indirectly from brokers and its Transfer Agent in determining where shareholders reside, whether they have provided the required U.S. tax information, whether the addresses of the relevant shareholders in their brokers’ records are in the U.S. and whether they have provided the required Irish dividend withholding tax forms, as described above. Warner Chilcott strongly recommends that shareholders who will need to complete Irish forms as described above do so and provide them to their brokers or Warner Chilcott’s Transfer Agent, as the case may be, as soon as possible. Shareholders who do not need to complete Irish forms should ensure that their address in the U.S. or required U.S. tax information has been properly recorded by their brokers or provided to Warner Chilcott’s Transfer Agent, as the case may be, as described above. If any shareholder who is exempt from withholding receives a dividend subject to Irish dividend withholding tax, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Links to the various Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html. Please contact your broker or your tax adviser if you have any questions regarding Irish dividend withholding tax.

Please see “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends” for a more detailed description of the Irish withholding tax on dividends.

Will there be Irish income tax on dividends on Warner Chilcott shares if and when we decide to pay dividends?

Irish income tax (if any) generally arises for non-Irish residents only in respect of dividends paid after Warner Chilcott’s establishment of tax residence in Ireland.

Dividends paid on Warner Chilcott shares owned by residents of “relevant territories” or by other shareholders that are otherwise exempt from Irish dividend withholding tax will generally not be subject to Irish income tax or the income and health levies unless they have some connection to Ireland other than holding Warner Chilcott shares. Warner Chilcott shareholders who receive their dividends subject to Irish dividend withholding tax should have no further liability to Irish income tax or the levies on the dividend unless they have some other connection with Ireland.

Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes should seek their own advice.

Please see “Material Tax Considerations—Irish Tax Considerations—Income Tax on Dividends Paid on Warner Chilcott Shares” for a more detailed description of the Irish income tax on dividends.

Will there be an Irish stamp duty on the transfer of Warner Chilcott shares?

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Transaction.

Shares held through DTC

It is anticipated that the majority of Warner Chilcott plc shares will be placed in DTC. Accordingly, for the majority of transfers of Warner Chilcott plc shares, there will not be any Irish stamp duty.

A transfer of Warner Chilcott plc shares from a seller who holds shares through DTC to a buyer who holds the acquired shares through DTC will not be subject to Irish stamp duty.

Shares held outside of DTC or transferred into or out of DTC

A transfer of Warner Chilcott plc shares by a seller who holds shares outside of DTC to any buyer, or by a seller who holds the shares through DTC to a buyer who holds the acquired shares outside of DTC, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher) payable by the buyer. A shareholder who holds Warner Chilcott plc shares outside of DTC may transfer those shares into DTC (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and at the time of the transfer into DTC (or out of DTC) there is no agreement for the sale of the shares by the beneficial owner to a third party. In order to benefit from this exemption from Irish stamp duty, the seller must confirm to Warner Chilcott plc that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and there is no agreement for the sale of the shares by the beneficial owner to a third party.

Because of the potential Irish stamp duty on transfers of Warner Chilcott plc shares, Warner Chilcott strongly recommends that all directly registered shareholders open broker accounts so they can transfer their shares into DTC as soon as possible. Warner Chilcott also strongly recommends that any person who wishes to acquire Warner Chilcott plc shares after completion of the Transaction acquires such shares through DTC.

Please see “Material Tax Considerations—Irish Tax Considerations—Stamp Duty” for a more detailed description of the Irish stamp duty.

Will the Reorganization have any impact on Warner Chilcott’s ability to pay dividends or buy back shares?

Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which Warner Chilcott plc will not have immediately following the Transaction. Please see “Description of Warner Chilcott plc Shares—Dividends” and “Description of Warner Chilcott plc Shares—Share Repurchases and Redemptions.” If the Scheme of Arrangement is approved, shareholders of Warner Chilcott Limited also will be asked at the Special Meeting to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc), in order to permit us to pay dividends (and repurchase shares) after the Transaction if and when we decide to do so. The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Warner Chilcott Limited approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Warner Chilcott plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction.

In addition, the creation of distributable reserves requires the approval of the High Court of Ireland. Although we are not aware of any reason why the High Court of Ireland would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the High Court of Ireland and there is no guarantee that such approval will be forthcoming. Please see “Creation of Distributable Reserves.”

Will the Reorganization have any material impact on another company’s ability to acquire Warner Chilcott?

No, the Reorganization should not materially affect the ability of another company to acquire Warner Chilcott, although Irish law will impose different standards than Bermuda law imposes. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations and Appraisal Rights,” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Other Anti-Takeover Measures.”

When do you expect the Transaction to be completed?

We are working towards completing the Transaction as quickly as possible and, assuming the Scheme of Arrangement is approved by the requisite shareholder vote and by the Supreme Court of Bermuda and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), we expect to do so as soon as practicable following shareholder approval. We currently expect to complete the Transaction in 2009. Please see Annex G to this Proxy Statement for an expected timetable. However, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been approved by our shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Transaction may have been satisfied. Please see “The Reorganization—Amendment, Termination or Delay.”

What will I receive for my Warner Chilcott Limited shares?

You will receive one ordinary share of Warner Chilcott plc for each Class A common share of Warner Chilcott Limited that you held immediately prior to the completion of the Transaction.

If the Scheme of Arrangement is approved, do I have to take any action to cancel my Warner Chilcott Limited shares and receive Warner Chilcott plc shares?

Assuming that the Transaction becomes effective, if you hold your Warner Chilcott Limited Class A common shares in uncertificated book-entry form or through DTC at the “Transaction Time,” which we anticipate will be after the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NASDAQ on the next business day, your Class A common shares will be cancelled and Warner Chilcott plc ordinary shares will be issued without any action on your part.

If you hold Warner Chilcott Limited Class A common shares directly in certificated form and the Transaction becomes effective, soon after the Transaction Time our Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Warner Chilcott Limited Class A common share certificates and to apply for share certificates evidencing your ownership in Warner Chilcott plc. The letter of transmittal will contain instructions explaining the procedure for surrendering Warner Chilcott Limited Class A common share certificates and applying for share certificates evidencing your ownership in Warner Chilcott plc. You should not return share certificates with the enclosed proxy card.

Can I trade Warner Chilcott Limited shares between the date of this Proxy Statement and the effective time of the Transaction?

Yes. The Warner Chilcott Limited shares will continue to trade during this period.

How will the Transaction affect the stock exchange listing of Warner Chilcott shares?

We expect that, immediately following the Transaction Time, the Warner Chilcott plc ordinary shares will be listed on the NASDAQ under the symbol “WCRX,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the Irish Stock Exchange at the present time.

SUMMARY

This summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you. To understand the matters under consideration at the Annual Meeting and Special Meeting more fully, and for a more complete legal description of the Transaction (defined below), you should read carefully the entire Proxy Statement, including the Annexes. The Scheme of Arrangement, attached as Annex C to this Proxy Statement, is the legal document that governs the Transaction. The memorandum and articles of association of Warner Chilcott plc, substantially in the forms attached to this Proxy Statement as Annex D, will govern Warner Chilcott plc after the completion of the Transaction. We encourage you to read those documents carefully.

Annual Meeting

The Annual Meeting will be held on                     , 2009, at                      (local time). The Annual Meeting will take place at                     .

At the Annual Meeting, you will be asked to elect four Class III Directors to serve on the board of directors until the Annual General Meeting in 2012 or until their successors are duly elected and qualified; to approve the appointment of the firm of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and to authorize the board of directors to determine the auditors’ remuneration; to approve the Equity Incentive Plan Amendments; and to approve the Management Incentive Plan.

If any other matters properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Special Meeting

The Special Meeting will be held on                     , 2009, immediately following the conclusion of the Annual Meeting. The Special Meeting will take place at                     .

At the Special Meeting, you will be asked to approve the Scheme of Arrangement attached as Annex C to this Proxy Statement between Warner Chilcott Limited, a company organized under the laws of Bermuda, and its shareholders. If the Scheme of Arrangement becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Warner Chilcott Limited Class A common shares outstanding immediately before the Transaction is effected will receive ordinary shares of Warner Chilcott plc, an Irish company and newly-created subsidiary of Warner Chilcott Limited, with a par value of $0.01 per share, on a one-for-one basis in respect of such outstanding Warner Chilcott Limited Class A common shares. If the Scheme of Arrangement is approved, you will be asked to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc). You will also be asked to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting. We summarize certain material aspects of the Transaction below.

Parties to the Transaction

Warner Chilcott Limited. Warner Chilcott Limited is a leading specialty pharmaceutical company currently focused on the women’s healthcare and dermatology segments of the U.S. pharmaceutical market. The principal executive offices of Warner Chilcott Limited are located at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

Warner Chilcott plc. Warner Chilcott plc is a newly formed Irish company and is currently wholly owned by Warner Chilcott Limited, except for 6 shares that are held by 6 nominees in trust for Warner Chilcott Limited to satisfy Irish legal requirements with respect to the shareholding structure of an Irish public limited company. Warner Chilcott plc has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. As a result of the Transaction, Warner Chilcott plc will become the parent holding company of Warner Chilcott Limited. The principal executive offices of Warner Chilcott plc are located at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

The Reorganization (see page 83)

The Transaction will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland.

Transaction. The Transaction involves several steps. On                     , 2009, Warner Chilcott Limited, the Bermuda company whose Class A common shares you currently own, formed Warner Chilcott plc, as a direct subsidiary. On                     , 2009, we petitioned the Supreme Court of Bermuda to order the calling of a meeting of holders of Warner Chilcott Limited Class A common shares to approve the Scheme of Arrangement. On                     , 2009, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on                     , 2009. If we obtain the necessary shareholder approval, the Supreme Court of Bermuda will hold the Sanction Hearing, which is scheduled to be held on or about                     , 2009, to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NASDAQ on the next business day.

The following diagram shows the structure of Warner Chilcott Limited before the Reorganization and after the Reorganization. The diagram does not reflect any of the legal entities owned by Warner Chilcott Limited.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all previously outstanding Class A common shares of Warner Chilcott Limited will be cancelled;

2.	Warner Chilcott Limited will issue 100 Class A common shares to Warner Chilcott plc (which will constitute all of Warner Chilcott Limited’s issued shares at such time);

3.	Warner Chilcott plc will issue ordinary shares on a one-for-one basis to the holders of Warner Chilcott Limited Class A common shares that have been cancelled; and

4.	all previously outstanding ordinary shares of Warner Chilcott plc, which prior to the Transaction Time will be held by Warner Chilcott Limited and its nominees, will be acquired by Warner Chilcott plc and will then be cancelled, in accordance with a resolution passed by Warner Chilcott Limited and such nominees.

As a result of the Transaction, the holders of Class A common shares of Warner Chilcott Limited will become ordinary shareholders of Warner Chilcott plc and Warner Chilcott Limited will become a wholly owned subsidiary of Warner Chilcott plc.

In connection with consummation of the Transaction:

•

Warner Chilcott plc will assume Warner Chilcott Limited’s existing obligations in connection with awards granted under Warner Chilcott Limited’s Amended Equity Incentive Plan and Management Incentive Plan (assuming the Equity Incentive Plan Amendments and Management Incentive Plan are approved at the Annual Meeting); and

•

Warner Chilcott plc intends to enter into a supplemental indenture to the indenture governing the 8.75% Senior Subordinated Notes issued by one of its U.S. subsidiaries, Warner Chilcott Corporation, with the trustee under such indenture to guarantee Warner Chilcott Corporation’s obligations thereunder.

We refer to the foregoing transactions, together with the steps of the Transaction, as the Reorganization.

As of                     , 2009, there were                      Class A common shares of Warner Chilcott Limited outstanding. In addition, there were                      Class A common shares of Warner Chilcott Limited reserved for issuance pursuant to outstanding equity awards and                      Class A common shares available for issuance but unissued under Warner Chilcott Limited’s 2005 Equity Incentive Plan. If the Equity Incentive Plan Amendments are approved at the Annual Meeting, there will be an additional 10,000,000 Class A common shares available for issuance but unissued under Warner Chilcott Limited’s Amended Equity Incentive Plan.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Warner Chilcott Limited before the Transaction. The number of shares you will own in Warner Chilcott plc will be the same as the number of shares you owned in Warner Chilcott Limited immediately prior to the Transaction, and your relative economic interest in Warner Chilcott will remain unchanged.

The completion of the Reorganization will change the governing law that applies to the company in which you hold shares from Bermuda law to Irish law. There are differences between Bermuda law and Irish law and between Warner Chilcott Limited’s memorandum of association and bye-laws on the one hand, and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction, on the other hand. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of some of these differences.

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. In addition, as required by Irish law, in connection with annual general meetings of Warner Chilcott plc, shareholders will receive IFRS Financial Statements in addition to the information shareholders already receive. We will only provide IFRS Financial Statements if required by Irish law.

Reasons for the Reorganization (see page 84)

Warner Chilcott Limited is currently incorporated in Bermuda. Warner Chilcott’s presence in Ireland dates back to 1996, when a division of Warner Lambert was purchased by an Irish predecessor of the Company. Our Predecessor was incorporated in the United Kingdom (Northern Ireland) and was publicly traded primarily on the London Stock Exchange and also on the NASDAQ in the United States. When our Predecessor was taken private by the Sponsors on January 5, 2005, the group was reorganized with Warner Chilcott Limited, a company organized under the laws of Bermuda, becoming the principal holding company of the group. At that time, Bermuda was chosen as a favorable jurisdiction because of its well-developed and understood legal system and a favorable tax environment that would facilitate the efficient movement of capital between Warner Chilcott’s principal operating subsidiaries in Puerto Rico, the United States, the United Kingdom and Ireland. Bermuda was selected over other jurisdictions affording similar attributes in part owing to its proximity to the United States and the U.S. public equity market’s comfort level with Bermuda companies. The Sponsors took Warner Chilcott public in 2006, and our shares are now traded on the NASDAQ.

We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation and tax residence for several reasons. Various legislative and regulatory proposals in the United States could be detrimental to companies that are domiciled in countries, like Bermuda, that do not have tax treaties with the United States. If ultimately enacted, these proposals could have a material and adverse impact on the Company and its shareholders. Similarly, other countries that are members of the OECD have raised concerns about the current tax treatment of companies domiciled in jurisdictions, like Bermuda, with which they do not have tax treaties.

We have reviewed a number of alternative jurisdictions with our board of directors and outside advisers, including the United States, where our parent company has never been incorporated or tax resident. A move to the United States was rejected because it would significantly increase the Company’s global effective tax rate and result in significant declines in future earnings. We determined instead that moving the principal holding company of the group from Bermuda to a country with a tax treaty with the United States would be in the best interests of shareholders, employees and other stakeholders, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to Ireland in this manner is the best available option. Ireland offers a stable long-term legal and regulatory environment for the Company because of its strong international relationships as a member of the European Union and the euro zone, its long history of international investment and its robust network of tax treaties with the other European Union member states, the United States and other countries. In reaching this decision we considered the following additional factors:

•	The Company and its predecessors have maintained operations in Ireland to varying degrees since 1996 and we are comfortable doing business in Ireland.

•

Effectively changing the place of incorporation of the group’s principal holding company to Ireland, a European Union country that has a treaty with the United States, may improve our position with respect to certain of the U.S. federal and state legislative and regulatory proposals described above.

•

Effectively changing the place of incorporation and moving the tax residence of the group’s principal holding company to Ireland will improve our position with respect to various OECD and European Union withholding and other tax proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively, and will permit favorable European Union tax directives to apply to us.

•	The Company currently has two Irish subsidiaries with employees that conduct product research and development and certain accounting functions.

•	Ireland is an English-speaking country, is a member of the euro zone and provides ready access to a well-educated and high-quality workforce.

•

Ireland, like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to the Company than a civil law system.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change because of differences between Bermuda law and Irish law and between the governing documents of Warner Chilcott Limited and Warner Chilcott plc; the market for Warner Chilcott plc shares may differ from the market for Warner Chilcott Limited shares; legislative action by the U.S. Congress could materially and adversely affect us if it overrides tax treaties upon which we intend to rely; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate; the Reorganization will result in additional direct and indirect costs, even if it is not completed; we may choose to abandon or delay the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility relating to our ability to issue new shares; the transfer of Warner Chilcott plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax and levies. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Tax Considerations (see page 93)

We have structured the Transaction to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, holders of Warner Chilcott Limited shares will generally not recognize any gain or loss for U.S. federal income tax purposes on the receipt of Warner Chilcott plc shares in connection with the cancellation of their Warner Chilcott Limited shares in the Transaction. In addition, neither Warner Chilcott Limited nor Warner Chilcott plc will recognize gain or loss for U.S. federal income tax purposes as a result of the Transaction.

The U.S. federal income tax consequences described above may not apply to all holders of Warner Chilcott Limited shares, including certain holders specifically referred to on page 93. Your tax consequences will depend on your own situation. You should consult your tax adviser to determine the particular tax consequences of the Transaction to you.

Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and Irish tax consequences of the Transaction to Warner Chilcott Limited shareholders.

Rights of Shareholders (see page 117)

Many of the principal attributes of Warner Chilcott Limited’s Class A common shares and Warner Chilcott plc’s ordinary shares will be similar. However, there are differences between your rights under Irish law and under Bermuda law. In addition, there are differences between Warner Chilcott Limited’s memorandum of association and bye-laws and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction. We discuss these differences in detail under “Description of Warner Chilcott plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction are attached to this Proxy Statement as Annex D.

Stock Exchange Listing (see page 116)

We expect that, immediately following the Transaction Time, the Warner Chilcott plc ordinary shares will be listed on the NASDAQ under the symbol “WCRX,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the Irish Stock Exchange at the present time.

Court Sanction of the Scheme of Arrangement (see page 86)

We cannot complete the Reorganization without the sanction of the Scheme of Arrangement by the Supreme Court of Bermuda. Subject to the Class A common shareholders of Warner Chilcott Limited approving the Scheme of Arrangement, a hearing of the Supreme Court of Bermuda will be required to seek the sanction of the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Warner Chilcott Limited and Warner Chilcott plc. Warner Chilcott Limited may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to Warner Chilcott Limited Class A common shareholders.

Creation of Distributable Reserves (see page 103)

Under Irish law, Warner Chilcott plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2006 (the “Irish Companies Acts”) to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to redeem or buy back shares, if and when it should decide to do so. Please see “Description of Warner Chilcott plc Shares—Dividends” and “Description of Warner Chilcott plc Shares—Share Repurchases and Redemptions.” Immediately following implementation of the Transaction, the unconsolidated balance sheet of Warner Chilcott plc will not contain any distributable reserves. The current shareholders of Warner Chilcott plc (which are Warner Chilcott Limited and its nominees) have passed a resolution that would create distributable reserves following the Transaction by reducing the share premium account of Warner Chilcott plc. If the Scheme of Arrangement is approved, shareholders of Warner Chilcott Limited will also be asked at the Special Meeting to approve the creation of distributable reserves of Warner Chilcott plc that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc. If the shareholders of Warner Chilcott Limited approve the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the High Court of Ireland, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the High Court of Ireland is expected to be obtained within two months of the consummation of the Transaction.

Market Price and Dividend Information (see page 105)

On May 8, 2009, the last trading day before the public announcement of the Transaction, the closing price of the Warner Chilcott Limited Class A common shares on the NASDAQ was $11.37 per share. On                     , 2009, the most recent practicable date before the date of this Proxy Statement, the closing price of the Warner Chilcott Limited Class A common shares was $             per share. During the year ended December 31, 2008, and the quarter ended March 31, 2009, respectively, we did not pay any cash dividends to our shareholders.

No Appraisal Rights (see page 90)

Under Bermuda law, the shareholders of Warner Chilcott Limited do not have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction (see page 91)

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Warner Chilcott Limited will be reflected at their historical carrying amounts in the accounts of Warner Chilcott plc at the Transaction Time.

Record Date and Quorum Requirements (see page 110)

Record Date. Only holders of record of Warner Chilcott Limited Class A common shares on                     , 2009, are entitled to notice of and to vote at the Annual Meeting and Special Meeting or any adjournments or postponements thereof.

Quorum. Two (2) persons present in person and representing, in person or by proxy, more than 50% of the total issued Class A common shares constitutes a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Recommendation of the Board of Directors (see pages 32, 41, 44, 52 and 89)

At the Annual Meeting, the board of directors recommends a vote FOR the election of each of the nominees of the board of directors (Proposal No. 1), FOR the approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and authorization of the board of directors to determine the auditors’ remuneration (Proposal No. 2), FOR the approval of the Equity Incentive Plan Amendments (Proposal No. 3) and FOR the approval of the Management Incentive Plan (Proposal No. 4).

At the Special Meeting, the board of directors recommends a vote FOR the Scheme of Arrangement (Proposal No. 1), FOR the approval of the distributable reserves proposal (Proposal No. 2) and FOR the adjournment of the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Proposal No. 3).

Required Vote (see pages 32, 41, 44, 52 and 89)

The nominees for director receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the Annual Meeting will be elected. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. The approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009, and authorization of the board of directors to determine the auditors’ remuneration and the approval of the Management Incentive Plan each requires the affirmative vote of a majority of the votes cast at the Annual Meeting in order to be approved. The approval of the Equity Incentive Plan Amendments requires an affirmative vote by a majority of the outstanding Class A common shares.

The Scheme of Arrangement requires the affirmative vote of a majority in number of the shareholders of Warner Chilcott Limited Class A common shares representing 75% or more in value of the Class A common shares present and voting on the proposal at the Special Meeting, whether in person or by proxy. The distributable reserves proposal and the proposal to adjourn the Special Meeting if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting require the affirmative vote of a majority of the votes cast at the Special Meeting in order to be approved.

Proxies

General. One proxy card for both the Annual Meeting and the Special Meeting is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. If you hold your shares beneficially in the name of a broker, you should follow the instructions provided by your broker when voting your shares. If you have timely submitted a properly executed proxy card or properly appointed your proxy and provided your voting instructions on the Internet or by telephone, your shares will be voted as indicated.

Revocation. You may revoke your proxy at any time prior to its exercise by:

•	signing another proxy card with a later date and returning it prior to the Annual Meeting and Special Meeting;

•	submitting a new proxy via the Internet or by telephone prior to the deadline listed in the proxy card;

•	giving written notice to the Corporate Secretary of the Company prior to the Annual Meeting and Special Meeting; or

•	attending the Annual Meeting and Special Meeting and voting in person.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Selected Historical Financial and Other Data

The following table sets forth selected historical consolidated financial data and other data for Warner Chilcott Limited. The years ended December 31, 2008, 2007, 2006 and 2005 are our first four years following the acquisition of the Company by the Sponsors. The data below for all 2004 periods reflects the consolidated financial data of our Predecessor, a Northern Ireland public limited company also known as Warner Chilcott PLC. The financial statements relating to the year ended December 31, 2005, reflect the acquisition of the Company by the Sponsors as if the closing took place on January 1, 2005, and the operating results for the period January 1 through January 4, 2005, were ours. The four-day period included only two business days and the impact on the results of operations for the year ended December 31, 2005, was not material. Our fiscal year ends on December 31 versus the Predecessor’s fiscal year-end of September 30.

The statement of income data for the quarters ended March 31, 2009, and March 31, 2008, and the balance sheet data as of March 31, 2009, and March 31, 2008, have been derived from our unaudited condensed consolidated financial statements. The selected consolidated financial data as of December 31, 2008 and 2007, and for the years ended December 31, 2008, 2007 and 2006, presented in this table have been derived from our audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2008, as amended (the “Annual Report”). The selected consolidated financial data as of December 31, 2006, 2005, 2004, and September 30, 2004, and for the year ended December 31, 2005, the quarter ended December 31, 2004, and the fiscal year ended September 30, 2004, presented in this table are derived from our audited consolidated financial statements and related notes which are not included in our Annual Report.

The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and other financial information incorporated by reference in this Proxy Statement. Results of operations for the quarter ended March 31, 2009, may not be indicative of the results of operations that may be achieved for the entire year. In addition, the historical financial information may not be indicative of the Company’s future performance.

We have included no data for Warner Chilcott plc because this entity was not in existence during any of the periods shown below.

	Fiscal Year Ended September 30,	Transition Period Quarter Ended December 31,	Year Ended December 31,				Quarter Ended March 31,	Quarter Ended March 31,
	Predecessor		Successor
	2004	2004	2005	2006	2007	2008	2008	2009
(dollars and share amounts in thousands, except per share amounts)
Statement of Operations Data:
Total revenue(1)(2)	$490,248	$136,893	$515,253	$754,457	$899,561	$938,125	$229,483	$245,989
Costs and expenses:
Cost of sales (excluding amortization and impairments)(3)	53,488	34,529	95,224	151,750	185,990	198,785	47,770	48,750
Selling, general and administrative(3)(4)	146,205	41,463	162,670	253,937	265,822	192,650	55,227	46,766
Research and development	26,558	4,608	58,636	26,818	54,510	49,956	12,180	23,872
Amortization of intangible assets(3)	52,374	21,636	233,473	253,425	228,330	223,913	52,613	56,993
Impairment of intangible assets(5)	—	—	38,876	—	—	163,316	—	—
Acquired in-process research and development(3)	—	—	280,700	—	—	—	—	—
Transaction costs(3)	—	50,973	35,975	—	—	—	—	—
Net interest expense(3)(4)	9,256	1,214	147,934	206,994	117,618	93,116	24,018	18,017
Accretion on preferred stock of subsidiary(4)(6)	—	—	31,533	26,190	—	—	—	—

Income / (loss) before taxes	202,367	(17,530)	(569,768)	(164,657)	47,291	16,389	37,675	51,591
Provision / (benefit) for income taxes	59,390	11,558	(13,122)	(11,147)	18,416	24,746	4,017	8,255

Income / (loss) from continuing operations	142,977	(29,088)	(556,646)	(153,510)	28,875	(8,357)	33,658	43,336

Discontinued operations, net of tax(7)	8,711	—	—	—	—	—	—	—

Net income / (loss)	$151,688	$(29,088)	$(556,646)	$(153,510)	$28,875	$(8,357)	$33,658	$43,336

Per Share Data(8):
Earnings (loss) per share—basic
Class A	—	—	$(7.19)	$(1.63)	$0.12	$(0.03)	$0.13	$0.17
Class L	—	—	$7.35	$6.33	—	—	—	—
Earnings (loss) per share—diluted
Class A	—	—	$(7.19)	$(1.63)	$0.12	$(0.03)	$0.13	$0.17
Class L	—	—	$7.34	$6.33	—	—	—	—
Weighted average shares outstanding—basic
Class A	—	—	88,311	133,897	248,916	249,807	249,477	250,391
Class L	—	—	10,642	10,280	—	—	—	—
Weighted average shares outstanding—diluted
Class A	—	—	88,311	133,897	250,454	249,807	250,563	250,604
Class L	—	—	10,668	10,282	—	—	—	—
Balance Sheet Data (at period end):
Cash and cash equivalents	$186,251	$229,565	$11,502	$84,464	$30,776	$35,906	$16,239	$30,308
Total assets(3)(5)(9)	1,419,295	1,454,243	3,041,877	3,162,545	2,884,974	2,578,925	2,861,275	2,523,756
Total long-term debt(3)(4)(9)	191,701	192,199	1,989,500	1,550,750	1,200,239	962,557	1,198,168	861,063
Preferred stock in subsidiary(4)(6)	—	—	435,925	—	—	—	—	—
Shareholders’ equity(4)(6)	1,126,640	1,104,087	332,510	1,328,232	1,354,420	1,349,920	1,382,280	1,397,660

(1)	The increase in product revenues is, in part, attributable to product acquisitions and internally developed products.

(2)	In March 2004, we sold the U.S. and Canadian rights to our then-marketed LOESTRIN products to a unit of what is today Teva. Following this sale, we continued to earn revenue from supplying LOESTRIN under a supply agreement. Our total revenue for fiscal year 2004, excluding revenue attributable to LOESTRIN product sales, was $464.0 million.

(3)	Completing the Acquisition affected our financial condition, results of operations and cash flows in the following ways:

a.	In the quarter ended December 31, 2004, we incurred $51.0 million of transaction costs and $3.7 million of incremental selling, general and administrative (“SG&A”) expenses directly related to the closing of the Acquisition; and

b.	During the year ended December 31, 2005, we completed the Acquisition for total consideration of $3,152.1 million, which was funded by approximately $1,282.8 million of equity contributions, $1,420.0 million of senior secured debt (including $20.0 million borrowed under the revolving credit facility at the time of the Acquisition), $600.0 million aggregate principal amount of the Notes and cash on hand. We recorded adjustments to the fair value of our assets and liabilities as of the date of the Acquisition including a significant increase to intangible assets and goodwill. During 2005, the following items were included in our operating results:

•	a charge of $22.4 million in cost of sales representing the write-off of the purchase price allocated to the fair value of our opening inventory,

•	$7.8 million of incremental SG&A expenses directly related to the closing of the Acquisition,

•	$4.9 million in SG&A expenses for the management fee to our Sponsors,

•	increased amortization expense resulting from the write-up of our identified intangible assets,

•	a $280.7 million write-off of acquired in-process research and development,

•	$36.0 million of transaction costs, and

•	increased interest expense from the indebtedness we incurred to complete the Acquisition.

(4)	Our IPO affected our results of operations, financial condition and cash flows as follows:

•	for the year ended December 31, 2006, SG&A expenses included $42.1 million of costs directly related to the IPO,

•	interest expense decreased because of the reduction of our outstanding debt using a portion of the proceeds from the IPO,

•	all of the Preferred Shares were either converted to Class A common shares or redeemed for cash at the time of the IPO,

•	all Class L common shares were converted into Class A common shares at the time of the IPO, and

•	shareholders’ equity increased $1,070.0 million.

(5)	During the quarter ended December 31, 2008 we recorded a non-cash impairment charge related to the OVCON/FEMCON product family intangible asset as our forecast of future cash flows declined compared to prior forecasts.

(6)	Our wholly owned subsidiary, Warner Chilcott Holdings Company II, Limited, issued 404,439 Preferred Shares in connection with the Transactions. The Preferred Shares were entitled to cumulative preferential dividends at an accretion rate of 8% per annum, compounded quarterly.

(7)	In April 2004, we sold our U.K. Pharmaceutical Sales and Marketing business. In May 2004, we sold our U.K.-based sterile solutions business. The discontinued operations for fiscal year 2004 included a gain on disposal of $5.4 million, net of a tax charge of $11.8 million on the sale of our Pharmaceutical Development and Manufacturing Services business, our U.K. Pharmaceutical Sales and Marketing business and our U.K.-based sterile solutions business.

(8)	We purchased all outstanding shares of the Predecessor as part of the Acquisition, making the Predecessor’s earnings per share not comparable to our earnings per share. We were in a net loss position for the years ended December 31, 2008, 2006 and 2005. The effect from the exercise of outstanding stock options and the vesting of restricted shares during the periods would have been antidilutive. Accordingly, the effect of the shares issuable upon exercise of such stock options and the restricted shares have not been included in the calculation of diluted earnings per share for the years ended December 31, 2008, 2006 and 2005. The December 31, 2006 earnings per share of the Class L common shares is calculated through September 30, 2006, as there were no Class L common shares outstanding during the fourth quarter of 2006. There were no outstanding Class L common shares outstanding during the years ended December 31, 2008 and 2007.

(9)	During the year ended December 31, 2006, we completed the acquisition of the U.S. sales and marketing rights to DOVONEX for $205.2 million and paid the final milestone payment for TACLONEX ointment of $40.0 million. We borrowed $240.0 million in connection with these transactions and recorded $238.5 million in intangible assets.

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for Warner Chilcott plc are not presented in this Proxy Statement because no significant pro forma adjustments are required to be made to the historical statement of income and balance sheet of Warner Chilcott Limited for the quarter ended and as of March 31, 2009, and to the historical statement of income and balance sheet of Warner Chilcott Limited for the year ended and as of December 31, 2008. Those financial statements are included in Warner Chilcott Limited’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and Annual Report, respectively.

RISK FACTORS

Before you decide how to vote on the Scheme of Arrangement, you should consider carefully the following risk factors, in addition to the other information contained in this Proxy Statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2008, as amended, and subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Transaction.

Because of differences between Irish law and Bermuda law and differences between the governing documents of Warner Chilcott plc and Warner Chilcott Limited, your rights as a shareholder will change if the Transaction is completed. For a description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

The market for the Warner Chilcott plc shares may differ from the market for the Warner Chilcott Limited shares.

We intend to list the Warner Chilcott plc shares on the NASDAQ under the symbol “WCRX,” the same trading symbol under which Warner Chilcott Limited shares trade. The market price, trading volume or volatility of the Warner Chilcott plc shares could be different from those of the Warner Chilcott Limited shares.

Legislative action by the U.S. Congress could materially and adversely affect us.

Legislative action may be taken by the U.S. Congress which, if ultimately enacted, could override tax treaties upon which we intend to rely and adversely affect our effective tax rate and/or require us to take further action, at potentially significant expense, to seek to preserve our effective tax rate. We cannot predict the outcome of any specific legislative proposals. However, if proposals were enacted that had the effect of disregarding the Reorganization or limiting our ability as an Irish company to take advantage of the tax treaty between Ireland and the United States, we could be subjected to increased taxation and/or potentially significant expense. We cannot assure you that moving the place of incorporation of the group’s principal holding company to Ireland will eliminate the risk that these legislative proposals, if enacted, will apply to us.

In addition, there continues to be negative publicity regarding, and criticism of, companies that conduct substantial business in the United States but are domiciled in countries like Bermuda. We cannot assure you that moving the place of incorporation of the group’s principal holding company to Ireland will eliminate the risk that we may be subject to similar criticism.

The Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe that the Reorganization should improve our ability to maintain a competitive worldwide effective corporate tax rate, and based on current law, the Reorganization is not anticipated to have any material impact on the Company’s effective tax rate. We cannot give any assurance as to what our effective tax rate will be after the Reorganization, however, because of, among other things, uncertainty regarding the application of the tax laws and policies of the jurisdictions where we operate. Our actual effective tax rate may vary from this expectation, and that variance may be material. Additionally, the tax laws of Ireland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

The Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed.

Although we do not expect these costs to be material, we will incur additional direct costs as a result of the Reorganization. Following the Reorganization, we will hold a majority of our board meetings in Ireland. We expect that we will expand our presence in Ireland with personnel appropriate to staff our principal executive offices in Ireland. Such personnel may include finance, regulatory, research and development, legal and other professionals.

We have incurred attorneys’ fees and accountants’ fees in connection with a reorganization of the Company’s subsidiaries in preparation for the Reorganization. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses and financial printing expenses in connection with the Reorganization, even if the Scheme of Arrangement is not approved or completed. We also expect to incur costs and expenses, including professional fees, to comply with Irish corporate and tax laws and financial reporting requirements if the Scheme of Arrangement is completed. The Reorganization also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

We may choose to abandon or delay the Transaction.

We may abandon or delay the Transaction at any time prior to the Scheme of Arrangement becoming effective by action of our board of directors, even after the Special Meeting and the sanction of the Supreme Court of Bermuda. While we currently expect the Transaction to take place as soon as practicable after obtaining shareholder approval of the Scheme of Arrangement at the Special Meeting, our board of directors may delay the Transaction for a significant time or may abandon the Transaction after the Special Meeting because, among other reasons, of an increase in our estimated cost of the Transaction or a determination by the board of directors that the Transaction is no longer in the best interests of the Warner Chilcott shareholders or may not result in the benefits we expect. Please see “The Reorganization—Amendment, Termination or Delay.”

As a result of increased shareholder voting requirements in Ireland relative to Bermuda, we will have less flexibility with respect to our ability to issue new shares than we now have.

Under Bermuda law, our directors may issue, without shareholder approval, any authorized but unissued Class A common shares. Irish law allows our shareholders to authorize share capital which can be issued by our board of directors without shareholder approval, but this authorization must be renewed by the shareholders every five years and we cannot guarantee that this authorization will always be approved. Additionally, subject to specified exceptions, including an opt-out included in Warner Chilcott plc’s articles of association, Irish law grants statutory preemptive rights to existing shareholders to subscribe for new issuances of shares for cash. Irish law requires that this opt-out must be renewed by the shareholders every five years, and we cannot guarantee that the opt-out of preemptive rights will always be approved. While we do not believe that the differences between Bermuda law and Irish law relating to our ability to issue new shares will have an adverse effect on the Company, we cannot assure you that situations will not arise where the flexibility we now have in Bermuda would have provided benefits to our shareholders. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Capitalization,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Preemption Rights, Share Warrants and Share Options” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Distributions and Dividends; Repurchases and Redemptions.”

After the Reorganization, a future transfer of your Warner Chilcott plc shares may be subject to Irish stamp duty.

In certain circumstances, the transfer of shares in an Irish-incorporated company will be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired) payable by the buyer. It is anticipated that the majority of Warner Chilcott plc shares will be placed in DTC. Accordingly, for the majority of transfers of Warner Chilcott plc shares, there will not be any Irish stamp duty. However, this additional risk for the buyer could adversely affect the price of our shares. Please see “Material Tax Considerations—Irish Tax Considerations—Stamp Duty.”

Dividends received by you may be subject to Irish dividend withholding tax.

Warner Chilcott does not currently anticipate paying cash dividends within the foreseeable future. Please see “The Reorganization—Dividend Policy.” However, if in the future Warner Chilcott pays dividends to its shareholders, it will, as an Irish tax resident company, generally be required to deduct Irish dividend withholding tax (currently at the rate of 20%) from such dividends. Shareholders resident in the United States and shareholders resident in a number of other countries will not be subject to Irish withholding tax, provided that they complete certain Irish dividend withholding tax forms. In addition, shareholders resident in the United States who hold their shares through DTC will not be subject to Irish dividend withholding tax, provided that the address of the beneficial owner of the shares in the records of the broker is in the United States. Similarly, shareholders resident in the United States who hold their shares outside of DTC and who acquired them on or before May 11, 2009, will not be subject to Irish withholding tax if they have provided a valid Form W-9 showing a U.S. address to Warner Chilcott’s Transfer Agent. However, other shareholders may be subject to withholding tax, which could adversely affect the price of our shares. Please see “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends.”

Warner Chilcott strongly recommends that each shareholder consult his or her own tax adviser as to the tax consequences of holding shares in, and receiving dividends from, Warner Chilcott.

FORWARD-LOOKING STATEMENTS

We have made forward-looking statements in this Proxy Statement and the documents incorporated by reference in this Proxy Statement that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Company’s shareholders and the Supreme Court of Bermuda for, and to satisfy the other conditions to, the Reorganization on the expected time frame or at all; our ability to realize the expected benefits from the Reorganization; the occurrence of difficulties in connection with the Reorganization; any unanticipated costs in connection with the Reorganization; our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third-party manufacturers upon whom we may rely for some of our products or our own manufacturing facilities; pricing pressures from reimbursement policies of private managed care organizations and other third-party payors, government-sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities.

The above factors are in addition to those factors discussed under “Risk Factors” and “The Reorganization—Background and Reasons for the Reorganization” and elsewhere in this Proxy Statement, as well as those in the documents that we incorporate by reference into this Proxy Statement (including, without limitation, the “Risk Factors” section of our Annual Report and subsequent SEC filings). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

ANNUAL MEETING MATTERS

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the audited consolidated financial statements of the Company for the year ended December 31, 2008, will be presented at the Annual Meeting. These statements have been approved by the board of directors of the Company. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

The audited consolidated financial statements of the Company for the year ended December 31, 2008, have been provided to shareholders by inclusion in the Company’s Annual Report mailed with this Notice of Annual General Meeting of Shareholders. The Company’s Annual Report is also available with the other proxy materials at                     .

ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF CLASS III DIRECTORS

The full board of directors normally consists of ten directors and is divided into three classes, with Class I and Class II each having three directors and Class III having four directors. The directors in each class serve a three-year term. The terms of each class expire at successive annual general meetings so that the shareholders elect one class of directors at each annual general meeting. Because of the death in March 2008, of James G. Andress, a director of the Company, the board of directors currently consists of nine directors. In addition to Messrs. Bloem, Boissonneault and King, the board of directors has nominated              for election to the board of directors as a Class III director.

The current composition of the board of directors is:

Director	Age	Director since
Class I Directors (serving until the 2010 Annual Meeting)
John P. Connaughton	43	2004
Stephen P. Murray	46	2004
Steven C. Rattner	49	2005

Class II Directors (serving until the 2011 Annual Meeting)
Todd M. Abbrecht	40	2004
David F. Burgstahler	40	2004
Stephen G. Pagliuca	54	2005

Class III Directors (term expiring at this Annual Meeting)
Roger M. Boissonneault	60	2005
John A. King, Ph.D.	59	2005
James H. Bloem	58	2006

The election of four Class III Directors will take place at this Annual Meeting. At its meeting on February 27, 2009, the board of directors approved the recommendation of the Nominating and Corporate Governance Committee that the three current Class III Directors be elected for an additional three-year term. In addition, at its meeting on                     , 2009, the board of directors approved the recommendation of the Nominating and Corporate Governance Committee that              be elected to serve an initial three-year term as a Class III Director.

If elected, each of the four Class III Director nominees will serve on the board of directors until the annual general meeting in 2012, or until their successors are duly elected and qualified in accordance with the Company’s bye-laws. If the Scheme of Arrangement is effected, the board of directors of Warner Chilcott plc will consist of the same persons as the board of directors of Warner Chilcott Limited at that time. The duration of the terms of office of the directors of Warner Chilcott plc, including the date on which they are next subject to reelection at an annual general meeting, will be the same as those applicable to them at that time in respect of their directorships of Warner Chilcott Limited.

If any of the four nominees should become unable to accept election, the persons named as proxies may vote for other person(s) selected by the board of directors or the named proxies. For more information about each director, please see “Information about Directors.” The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination.

For more information regarding the independence of our directors, please see “Board of Directors and Governance—Independence.”

Vote Required for Approval

The nominees receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the Annual Meeting will be elected to the board of directors to serve until the annual general meeting of Shareholders in 2012 or until their successors have been elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF

THE CLASS III DIRECTOR NOMINEES SET FORTH ABOVE

INFORMATION ABOUT DIRECTORS

The following table sets forth the names, ages and positions of our directors as of March 31, 2009. Their respective backgrounds are described following the table:

Name	Age	Position with Company
Roger M. Boissonneault	60	Chief Executive Officer, President and Director
Todd M. Abbrecht(2)(3)	40	Director
James H. Bloem(1)	58	Director
David F. Burgstahler(1)(2)(3)	40	Director
John P. Connaughton(2)(3)	43	Director
John A. King, Ph.D(1)	59	Director
Stephen P. Murray(2)(3)	46	Director
Stephen G. Pagliuca	54	Director
Steven C. Rattner	49	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Messrs. Connaughton, Murray and Rattner were each reelected on May 24, 2007. Mr. Burgstahler was elected on October 26, 2004. Mr. Abbrecht was elected on November 8, 2004. Mr. King was elected on June 20, 2005. Mr. Pagliuca was elected on August 11, 2005, and Mr. Boissonneault was elected as a director on January 5, 2005. Mr. Bloem was appointed as a director by the board of directors on December 8, 2006, following the resignation of Mr. George Taylor on the same date.

Roger M. Boissonneault, Chief Executive Officer, President and Director, was appointed Chief Executive Officer, President and Director of the Company as of January 5, 2005. Mr. Boissonneault was appointed Chief Executive Officer and Director for the Predecessor in September 2000. From 1996 until its acquisition by the Predecessor in September 2000, he served as President and Chief Operating Officer of the entity acquired by the Predecessor, serving as a director from 1998 through 2000. From 1976 to 1996 Mr. Boissonneault served in various capacities with Warner-Lambert (now a part of Pfizer), including Vice President, Female Healthcare, Director of Corporate Strategic Planning and Director of Obstetrics/Gynecology Marketing.

Todd M. Abbrecht, Director, is a Managing Director with Thomas H. Lee Advisors, LLC, which is the general partner of Thomas H. Lee Partners, L.P. Prior to joining Thomas H. Lee Partners in 1992, Mr. Abbrecht was in the Mergers and Acquisitions department of Credit Suisse First Boston. Mr. Abbrecht serves on the board of Simmons Company, Michael Foods, Inc., Dunkin’ Brands, Inc. and ARAMARK Holdings Corporation.

James H. Bloem, Director, is a Senior Vice President and Chief Financial Officer of Humana Inc., a position he has held since 2001. Humana is one of the nation’s largest health benefit companies with over 11 million medical members. In addition, from 1996 to 2000, he served as a member of the board of directors of one of our predecessor companies. Mr. Bloem also currently serves on the boards of ResCare, Inc. and Rotech Healthcare, Inc.

David F. Burgstahler, Director, is President and Head of Healthcare at Avista Capital Partners, a leading private equity firm. Prior to joining Avista Capital Partners in 2005, Mr. Burgstahler was a Partner with DLJ Merchant Banking Partners, the private equity investment arm of Credit Suisse. Mr. Burgstahler joined Credit Suisse in 2000 when it merged with Donaldson, Lufkin & Jenrette. Mr. Burgstahler joined Donaldson, Lufkin & Jenrette in 1995. Mr. Burgstahler also serves on the board of Visant Corporation, WideOpenWest Holdings, Inc. BioReliance Corporation, Navilyst Medical, Inc., Lantheus Medical Imaging and ConvaTec.

John P. Connaughton, Director, has been a Managing Director of Bain Capital Partners, LLC since 1997 and member of the firm since 1989. Prior to joining Bain Capital, Mr. Connaughton was a consultant at Bain & Company, Inc. where he worked in the healthcare, consumer products and business services industries. Mr. Connaughton currently serves as a director of Hospital Corporation of America, Clear Channel, AMC Theatres, M|C Communications (PriMed), SunGard Data Systems, Warner Music Group, CRC Health Group, Quintiles Transnational and The Boston Celtics. He also serves as a member of the Berklee College of Music Board of Trustees and the University of Virginia McIntire Foundation Board of Trustees.

John A. King, Ph.D., who became a Director of Warner Chilcott Limited in June 2005, is a private investor. Dr. King served in positions of increasing responsibility with the Predecessor for 26 years, most recently as Executive Chairman, a position he held from 2000 until January 5, 2005.

Stephen P. Murray, Director, is the President and Chief Executive Officer of CCMP Capital Advisors, LLC, a private equity firm formed in August 2006 when the buyout/growth equity professionals of JPMP separated from JPMorgan Chase & Co. to form an independent private equity platform. Mr. Murray focuses on investments in consumer and retail services, financial services and healthcare infrastructure. Prior to joining JPMP in 1989, Mr. Murray was a Vice President with the Middle-Market Lending Division of Manufacturers Hanover. Currently, he serves on the board of directors of AMC Entertainment, ARAMARK Corporation, Cabela’s, CareMore Medical Enterprises, Generac Power Systems, Jetro Holdings, Legacy Hospital Partners (Holdings), LLC, Noble Environmental Power, Quiznos Subs and Strongwood Insurance.

Stephen G. Pagliuca, Director, is a Managing Director at Bain Capital Partners, LLC. Mr. Pagliuca is also a Managing Partner and an Owner of the Boston Celtics Basketball franchise. Mr. Pagliuca joined Bain & Company in 1982 and founded the Information Partners private equity fund for Bain Capital in 1989. Mr. Pagliuca has also worked as a senior accountant and international tax specialist for Peat Marwick Mitchell & Company in the Netherlands. Currently, he serves on the board of directors of Burger King Holdings Inc., Gartner Group, Quintiles Transnational, M|C Communications and Hospital Corporation of America.

Steven C. Rattner, Director, is a former Managing Director and Head of DLJ Merchant Banking Partners. Mr. Rattner joined Donaldson Lufkin & Jenrette’s Investment Banking Division in 1985 and DLJ Merchant Banking Partners in 2001. Prior to leaving the firm in 2008, he served as Co-Chair of the MBP IV Investment Committee. Prior to joining DLJ Merchant Banking Partners, Mr. Rattner was one of the founding members of Donaldson Lufkin & Jenrette’s leveraged finance business, where he was Head of Sales and Trading and Head of Capital Markets. Upon the merger of Credit Suisse First Boston and Donaldson Lufkin & Jenrette, he became the Head of European Leveraged Finance, responsible for all underwriting and client coverage involving high-yield and syndicated loan products. Mr. Rattner served as a director of DLJ Merchant Banking, Inc., DLJ Merchant Banking II, Inc., DLJMB and DLJ MB Advisors, Inc.

BOARD OF DIRECTORS AND GOVERNANCE

Role of the Board of Directors

Pursuant to our bye-laws, the number of directors is fixed and may be increased or decreased from time to time by resolution of our shareholders; provided that the bye-laws require that the number must be not less than two (2) nor more than ten (10). Currently, the shareholders have fixed the number of directors at ten directors, and there is one vacant directorship. The board of directors is divided into three classes, with the term of the office of one class expiring each year. Each class comprises, as nearly as possible, one-third of the total number of directors constituting the entire board of directors and all directors are designated as either Class I, Class II or Class III Directors.

The board of directors meets regularly to review significant developments affecting the Company and to act on matters requiring board of directors approval. The board of directors held four formal board meetings during the year ended December 31, 2008. All directors attended at least 75% of the formal meetings of the board of directors and the meetings held by the committees of the board of directors on which such directors served during the year ended December 31, 2008, other than John King, who was appointed to the Audit Committee on March 14, 2009, and attended two of the three meetings of the Audit Committee subsequent to his appointment.

Corporate Governance

The Company maintains a corporate governance page on its website which includes key information about its Code of Business Conduct and Ethics, and charters for each of the committees of the board of directors, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The corporate governance page can be found at www.wcrx.com, by clicking on “Investor Relations” and then on “Corporate Governance.”

Independence

Our board of directors currently consists of nine directors, with one vacant directorship as a result of Mr. Andress’ death in March 2008.

The board of directors uses the standards of independence established by the SEC and the NASDAQ in determining whether its members are independent. The board of directors has affirmatively determined that each of the Company’s nine directors, other than Mr. Boissonneault, is independent under the director independence criteria established by the NASDAQ. In addition, the board of directors has determined that each member of the Audit Committee meets the additional independence criteria established by the SEC required for Audit Committee membership. Under applicable NASDAQ rules, the board of directors is permitted to appoint one director to the Audit Committee who does not satisfy the NASDAQ independence standards at the time of such director’s appointment, if, among other things, the board of directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by such director is in the best interests of the Company and its shareholders. In reliance on this exception, on March 14, 2008, the board of directors determined that the death of Mr. Andress, a director and member of the Audit Committee, constituted exceptional and limited circumstances, and appointed Mr. King to the Audit Committee. On May 17, 2005, Mr. King received a payment from the Company in connection with the termination of Mr. King’s service with the Predecessor. As a result, Mr. King did not satisfy the independence standards established by the NASDAQ until May 18, 2008, although he did satisfy the independence standards established by the SEC for Audit Committee membership at the time of his appointment. Since May 18, 2008, Mr. King has satisfied the NASDAQ independence standards.

There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the board of directors in determining that any of the directors are independent.

Executive Sessions and Meetings of Independent Directors

The board of directors holds executive sessions of the nonmanagement directors following each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any employee directors of the Company. The board of directors also holds executive sessions of the independent directors at least once a year.

Board Attendance at Annual Meetings

The Company encourages members of its board of directors to attend the Company’s annual general meetings, but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual general meetings. Each of the then nine members of the board of directors attended the Company’s 2008 annual general meeting of shareholders held on May 8, 2008.

Communication with the Board of Directors

The Company’s nonmanagement and independent directors have approved a process for shareholders to communicate with the board of directors. Pursuant to that process, shareholders, employees and others interested in communicating with the board of directors may communicate with the board of directors by writing to the following address:

Warner Chilcott Limited

c/o Corporate Secretary

Unit 19 Ardee Business Park,

Hale Street,

Ardee, Co Louth,

Ireland

In any such communication, an interested person may also designate a particular director, or a committee of the board of directors, such as the Audit Committee. Our legal department will forward all correspondence to the board of directors or the particularly designated audience, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements or patently offensive or otherwise inappropriate material. Our legal department may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics as its “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act of 1933”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at the “Investor Relations” and “Corporate Governance” section of the Company’s website, www.wcrx.com. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from the Company upon a request directed to Warner Chilcott Limited, c/o Warner Chilcott Corporation, 100 Enterprise Drive, Rockaway, New Jersey 07866, Attention: Investor Relations. The Company will promptly disclose any substantive changes in or waivers, along with reasons for the waivers, of the Code of Business Conduct and Ethics by posting such information on its website at www.wcrx.com under “Investor Relations” and “Corporate Governance.”

Policies and Procedures Dealing with the Review, Approval and Ratification of Related Person Transactions

In March 2007, the board of directors adopted a written policy setting forth procedures for the review, approval and ratification of transactions with related persons (the “Policy”). The Audit Committee of the board of directors has been designated as the committee responsible for reviewing, approving or ratifying any related person transactions under the Policy. Pursuant to the Policy, all executive officers, directors, director nominees and any 5% beneficial owners of the Company’s securities are required to notify the Corporate Secretary of any financial transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, involving the Company in which an executive officer, director, director nominee, 5% beneficial owner or any immediate family member of such a person has a direct or indirect material interest. Such officers, directors, nominees, 5% beneficial owners and their immediate family members are considered “related persons” under the Policy. For the above purposes, “immediate family member” includes a person’s spouse, parents, siblings, children, in-laws, step-relatives and any other person sharing the household (other than a tenant or household employee).

The Audit Committee reviews reported transactions or proposed transactions to determine whether the related person involved has a direct or indirect material interest in the transaction. In reviewing the transaction or proposed transaction, the Audit Committee considers all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. The Audit Committee will not approve or ratify a related person transaction unless it determines that, upon consideration of all relevant information, the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders. Related person transactions not approved or ratified by the Audit Committee will not be entered into or continued by the Company. On an annual basis, the Audit Committee reviews previously approved related person transactions, under the standards described above, to determine whether such transactions should continue. If a member of the Audit Committee has a personal interest in a matter before the Audit Committee, the director must disclose the interest to the Audit Committee, and is required to recuse himself or herself from participation in the discussion and vote on the matter.

Related person transactions during 2008 are discussed under the heading “Related Person Transactions.”

Committees of the Board of Directors

Our board of directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

Our board of directors has established an Audit Committee that convenes at least four times a year, currently comprised of Messrs. Bloem, Burgstahler and King, each of whom is a director of our Company. Each member of the Audit Committee is independent under Rule 10A-3 of the Exchange Act and the applicable rules of the NASDAQ.

The board of directors also has determined that Mr. Bloem, the chairman of the Audit Committee, is an Audit Committee “financial expert” within the meaning stipulated by the SEC.

The Audit Committee recommends the annual appointment of the Company’s independent auditors with whom the Audit Committee reviews the scope of audit and nonaudit assignments and related fees, accounting principles that the Company uses in financial reporting, internal auditing procedures and the adequacy of the Company’s internal control procedures. The Audit Committee’s report begins on page 42.

The Audit Committee operates under a written charter adopted by the board of directors, a current copy of which is available on the Company’s website at www.wcrx.com under “Investor Relations” and “Corporate Governance.” The Audit Committee met five times during the year ended December 31, 2008.

Compensation Committee

Our board of directors has established a Compensation Committee comprised of Messrs. Abbrecht, Burgstahler, Connaughton and Murray, all of whom are independent under applicable NASDAQ rules. The Compensation Committee, which is chaired by Mr. Murray, evaluates the performance of the Chief Executive Officer and approves the compensation level for the Chief Executive Officer and the other Named Executive Officers, reviews the Company’s overall management compensation and benefits policies, and reviews and recommends employee benefits plans, option and/or restricted stock grants and other incentive arrangements. The Compensation Committee’s report begins on page 65. For a discussion of the role of management and the use of compensation consultants in determining executive compensation, see the section titled “Executive Compensation—Compensation Discussion and Analysis.”

The Compensation Committee operates under a written charter adopted by the board of directors, a current copy of which is available on the Company’s website at www.wcrx.com under “Investor Relations” and “Corporate Governance.” The Compensation Committee has the authority to delegate all or a portion of its responsibilities to a subcommittee composed of one or more members of the Compensation Committee. The Compensation Committee met six times during the year ended December 31, 2008.

Nominating and Corporate Governance Committee

Our board of directors has established a Nominating and Corporate Governance Committee consisting of Messrs. Abbrecht, Burgstahler, Connaughton and Murray, all of whom are independent under applicable NASDAQ rules. Mr. Connaughton serves as the chair of the Nominating and Corporate Governance Committee. The primary purposes of the Nominating and Corporate Governance Committee are to: (1) identify individuals qualified to become board of directors members and recommend such individuals to the board of directors for nomination for election to the board of directors; (ii) make recommendations to the board of directors concerning committee appointments; and (iii) develop, recommend and annually review corporate governance guidelines applicable to the Company. When the board of directors determines to seek a new member, whether to fill a vacancy or otherwise, the Nominating and Corporate Governance Committee may utilize third-party search firms and will consider recommendations from directors, management and others, including the Company’s shareholders. In general, the Nominating and Corporate Governance Committee looks for new members possessing superior business judgment and integrity who have distinguished themselves in their chosen fields of endeavor and who have knowledge or experience in the areas of healthcare or other aspects of the Company’s business, operations or activities.

The Nominating and Corporate Governance Committee will consider, for director nominees, persons recommended by shareholders, who may submit recommendations to the Nominating and Corporate Governance Committee, care of Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland, Attention: Corporate Secretary. To be considered by the Nominating and Corporate Governance Committee, such recommendations must include the name of the nominee or nominees, a statement of the qualifications of the nominee and a consent signed by the nominee evidencing a willingness to serve as a director, if elected. Nominees for director who are recommended by shareholders to the Nominating and Corporate Governance Committee will be evaluated in the same manner as any other nominee for director. Nominations by shareholders may also be made at an Annual Meeting in the manner set forth under “Shareholders’ Proposals.”

The Nominating and Corporate Governance Committee operates under a written charter adopted by the board of directors, a current copy of which is available on the Company’s website at www.wcrx.com under “Investor Relations” and “Corporate Governance.” The Nominating and Corporate Governance Committee met five times during the year ended December 31, 2008.

Compensation Committee Interlocks and Insider Participation

During 2008, Messrs. Abbrecht, Burgstahler, Connaughton and Murray were members of the Compensation Committee. None of the Compensation Committee members is or has been a company officer or employee. None of the Company’s executive officers currently serves on the Compensation Committee or any similar committee of another public company. None of the Compensation Committee members had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

Director Compensation

The board of directors, upon the recommendation of the Compensation Committee, has established the following compensation policy for our directors. Only directors who are determined to be “independent” in accordance with applicable NASDAQ rules (the “Independent Directors”) are eligible to receive compensation for their service as directors. Each of the Company’s nine directors, other than Mr. Boissonneault, qualify as Independent Directors. Mr. King first qualified as an Independent Director, and became eligible to receive director compensation, on May 18, 2008. Messrs. Abbrecht, Connaughton, Pagliuca, Rattner and Murray qualify as Independent Directors but have waived their right to receive compensation for their service as directors.

During the second quarter of 2008 the Compensation Committee engaged Frederic W. Cook & Co., Inc. to evaluate the design and competitiveness of the Company’s director compensation program and to make recommendations with respect to director compensation based on market data and trends in director compensation. While the Compensation Committee does not target director compensation at any specified level, the recommendations of Frederic W. Cook & Co., Inc. were among several factors considered by the board of directors in November 2008 when it, upon the recommendation of the Compensation Committee, increased the cash portion of the annual retainer from $15,000 to $32,500 and the equity portion of the annual retainer from $15,000 to $100,000, payable in nonqualified options (“options”). Such amendments took effect January 1, 2009.

Annual Retainer: Effective January 1, 2009, each Independent Director will be paid an annual retainer of $132,500 for each year of service on the board of directors. The annual retainer is comprised of (i) a $32,500 cash payment, payable quarterly in equal installments, and (ii) options to purchase our Class A common shares with a value equal to $100,000 (determined in accordance with Black-Scholes or a similar model) having the following material terms:

•	Annual Grant Date: The grant date will be the date of the Company’s annual general meeting.

•	Exercise Price: The exercise price will be the per share closing price of the Company’s shares on the date of grant.

•	Vesting: Each option will vest on the date immediately preceding the date of the Company’s next annual general meeting following the grant date.

•

Termination: Any unvested options will terminate on the date on which the Independent Director is no longer a member of the board of directors. In the event of death, all options held by an Independent Director will immediately vest.

•	Term: Each option will have a 10 year term.

In the event any Independent Director is appointed to the board of directors subsequent to an annual meeting, the cash payment and option grant constituting the annual retainer for such Independent Director will be prorated based on the date of appointment.

Board Meeting Attendance Fees: Each Independent Director is paid $2,000 as compensation for his or her attendance (whether telephonically or in person) at each meeting of the board of directors.

Committee Attendance Fees: Each Independent Director is paid $1,000 as compensation for his or her attendance (whether telephonically or in person) at each meeting of any committee of the board of directors on which such Independent Director serves.

Committee Chairperson Retainer: Each committee chairperson that is an Independent Director is paid an annual retainer of $7,000 ($10,000 in the case of the audit committee chairperson), payable quarterly in equal installments. This retainer is prorated based on the date of commencement and termination of the Independent Director’s committee service in any year.

The following table sets forth, for the fiscal year ended December 31, 2008, the total compensation of the Independent Directors of our board of directors.

Independent Director Compensation for Fiscal Year 2008
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James G. Andress	4,876	(1)	—	7,500	—	—	—	12,376
James H. Bloem	35,967	(2)	—	19,220	—	—	—	55,187
David F. Burgstahler	38,000	(3)	—	11,250	—	—	—	49,250
John A. King, Ph.D	12,313	(4)	—	4,687	—	—	—	17,000

(1)	As a result of his death on March 11, 2008, Mr. Andress and his estate received the following cash compensation during 2008: a prorated portion of the annual cash retainer in an amount equal to $2,926 and a prorated portion of the audit committee chairperson annual retainer in an amount equal to $1,950.

(2)	Represents an annual cash retainer of $15,000, board of director meeting fees of $8,000, committee meeting fees of $5,000 and a prorated audit committee chairperson annual retainer of $7,967.

(3)	Represents an annual cash retainer of $15,000, board of director meeting fees of $8,000 and committee meeting fees of $15,000.

(4)	Mr. King first qualified as an Independent Director, and became eligible to receive director compensation, on May 18, 2008. As a result, Mr. King received the following cash compensation during 2008: a prorated portion of the annual cash retainer in an amount equal to $9,313, board of director meeting fees of $2,000 and committee meeting fees of $1,000.

(5)	Amounts shown are the compensation costs recognized by the Company for financial statement reporting purposes for the year ended December 31, 2008, in accordance with FAS 123R. They do not reflect compensation actually received by the Independent Directors. Assumptions used in the calculation of these amounts are included in “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2008, included in our Annual Report. In the year ended December 31, 2008, Mr. Andress, who died on March 11, 2008, was granted no options, Mr. Bloem was granted 2,095 options with a grant date value of $15,000, Mr. Burgstahler was granted 2,095 options with a grant date value of $15,000 and Mr. King, who first qualified as an Independent Director on May 18, 2008, received 1,341 options with a grant date value of $9,374. Pursuant to the terms of his award, all of Mr. Andress’ unvested options immediately vested at the time of his death. As of December 31, 2008, the estate of Mr. Andress held 2,209 unexercised options, Mr. Bloem held 3,876 unexercised options, Mr. Burgstahler held 2,095 unexercised options and Mr. King held 1,341 unexercised options.

Other Compensation Information

The Company does not maintain any defined benefit pension plans, nonqualified defined contribution or deferred compensation plans for the members of its board of directors.

ANNUAL MEETING

PROPOSAL NO. 2:

APPROVAL OF APPOINTMENT OF INDEPENDENT

AUDITORS AND AUDITORS’ REMUNERATION

The Audit Committee is responsible for recommending the appointment, remuneration and retention of the independent auditors and for oversight of the independent auditors. The Audit Committee has selected PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company to audit its consolidated financial statements for the year ending December 31, 2009 and the board of directors asks that the shareholders approve such appointment and authorize the board of directors to determine the auditors’ remuneration. Before selecting PricewaterhouseCoopers LLP, the Audit Committee considered the firm’s qualifications as independent auditors and concluded that based on its prior performance and its reputation for integrity and competence, it was qualified. The Audit Committee also considered whether any nonaudit services performed for the Company by PricewaterhouseCoopers LLP would impair PricewaterhouseCoopers LLP’s independence and concluded that they would not.

All services to be rendered by our independent auditors are subject to preapproval and review by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement should they choose to do so and are expected to be available to respond to questions, as appropriate. PricewaterhouseCoopers LLP has audited the Company’s financial statements since the Company began operations on January 5, 2005.

Vote Required for Approval

The approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors for the year ending December 31, 2009 and the authorization of the board of directors to determine the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Annual Meeting in order to be approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS

OUR INDEPENDENT AUDITORS AND THAT

THE BOARD OF DIRECTORS

DETERMINE THE AUDITORS’ REMUNERATION

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee currently consists of Mr. Bloem, Mr. Burgstahler and Mr. King. Mr. Bloem is the chairman of the Audit Committee. The Audit Committee has the responsibility and authority described in the Company’s Audit Committee Charter, which has been approved by the board of directors. A copy of the Audit Committee Charter is available on the Company’s website at www.wcrx.com under “Investor Relations” and “Corporate Governance.” The board of directors has determined that each of the members of the Audit Committee meets the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and that Mr. Bloem qualifies as an audit committee “financial expert” under the rules of the SEC. In addition, the board of directors has determined that each member of the Audit Committee meets the criteria for independence established by the NASDAQ.

The Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2008 with management and the Company’s independent auditors, PricewaterhouseCoopers LLP, a Registered Public Accounting Firm; (ii) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees), as modified or supplemented; (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence; and (iv) discussed with PricewaterhouseCoopers LLP the firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as amended, for filing with the SEC and the board of directors approved such inclusion.

The Audit Committee considered whether the provision of nonaudit services by PricewaterhouseCoopers LLP was compatible with maintaining such firm’s independence. After reviewing the services provided by PricewaterhouseCoopers LLP, including all nonaudit services, the Audit Committee, in accordance with its charter, authorized the selection, subject to shareholder approval, of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company.

Respectfully submitted by the Audit Committee,

James H. Bloem, Chairman

David F. Burgstahler

John A. King, Ph.D

INDEPENDENT AUDITORS

The Audit Committee of the board of directors has selected the firm of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2009. PricewaterhouseCoopers LLP has audited the Company’s financial statements since the Acquisition on January 5, 2005.

Fees Paid to PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees paid to PricewaterhouseCoopers LLP for audit services rendered in connection with the Company’s consolidated financial statements and reports for the years ended December 31, 2008 and December 31, 2007, and for other services rendered during the years ended December 31, 2008 and December 31, 2007 on behalf of the Company and its subsidiaries:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Audit Fees	$1,876,500	$1,990,000
Audit-Related Fees	192,000	357,000
Tax Fees	318,326	131,000
All Other Fees	—	—

Total Fees	$2,386,826	$2,478,000

Audit Fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include auditing work on proposed transactions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees: Consists of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for professional services related to international tax compliance and assistance with domestic and international tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting.

Preapproval of Audit and Permissible Nonaudit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible nonaudit services provided by PricewaterhouseCoopers LLP. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis and may delegate preapproval authority to one or more Audit Committee members. If so delegated, such Audit Committee member must report any preapproval decision by him to the Audit Committee at its first meeting after the preapproval was obtained.

All of the fees paid in 2007 and 2008 in the above table were approved by the Audit Committee in conformity with its preapproval process or pursuant to the SEC’s waiver of preapproval process.

ANNUAL MEETING

PROPOSAL NO. 3:

APPROVAL OF THE EQUITY INCENTIVE PLAN AMENDMENTS

We maintain equity-based compensation arrangements designed to attract, retain and motivate qualified personnel who are the key to our success. These arrangements were established pursuant to the Company’s 2005 Equity Incentive Plan, as amended on August 6, 2006 (the “2005 Equity Incentive Plan”). The board of directors believes that these arrangements have been effective and that such arrangements will be instrumental for us to be able to continue to attract and retain outstanding employees.

The board of directors has approved an amendment and restatement of the 2005 Equity Incentive Plan and is offering certain amendments to the 2005 Equity Incentive Plan (the “Equity Incentive Plan Amendments”) for approval of the Company’s shareholders. If approved, the proposed amendments will increase the number of shares available for issuance under the plan, enable awards under the plan that comply with the exemption from the deduction limitation imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) , and allow Warner Chilcott plc to issue ordinary shares under the plan if the Scheme of Arrangement is approved at the Special Meeting. Upon the effective date of the Scheme of Arrangement, Warner Chilcott plc will become the parent of Warner Chilcott Limited, all outstanding awards under the 2005 Equity Incentive Plan, as amended by the Equity Incentive Plan Amendments, the “Amended Equity Incentive Plan,” will convert into awards on ordinary shares of Warner Chilcott plc and Warner Chilcott plc will assume the Amended Equity Incentive Plan and be authorized to issue ordinary shares under the terms of the Amended Equity Incentive Plan.

Vote Required for Approval

The approval of the Equity Incentive Plan Amendments requires the affirmative vote of a majority of the outstanding Class A common shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

EQUITY INCENTIVE PLAN AMENDMENTS

EQUITY INCENTIVE PLAN AMENDMENTS

The following is a brief description of the material features of the Amended Equity Incentive Plan. References in this description to the “Equity Incentive Plan” apply equally to the 2005 Equity Incentive Plan and the Amended Equity Incentive Plan except to the extent that the terms of the Amended Equity Incentive Plan have been modified by the Equity Incentive Plan Amendments which were adopted by the board of directors on March 30, 2009 and are summarized at the end of this description. The description set forth below is qualified in its entirety by reference to the Amended Equity Incentive Plan, attached hereto as Annex A to this Proxy Statement.

Purpose

The purpose of the Equity Incentive Plan is to attract and retain the best available personnel, to provide additional incentives to those who provide services to the Company or any of our subsidiaries and to promote the success of our business.

Administration

The Equity Incentive Plan is currently administered by our Compensation Committee appointed by our board of directors. The Compensation Committee is composed of directors who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and as “outside directors” within the meaning of Section 162(m) of the Code (“Code Section 162(m)”). The Compensation Committee has the power in its discretion to grant awards under the Equity Incentive Plan, to determine the terms of awards, to interpret the provisions of the Equity Incentive Plan and to take action as it deems necessary or advisable for the administration of the Equity Incentive Plan.

Number of Authorized Shares

The 2005 Equity Incentive Plan provides for awards with respect to a maximum of 14,170,880 Class A common shares. The number of our Class A common shares available for future grants, as of April 1, 2009, was 255,729. Subject to approval by our shareholders of the proposed Equity Incentive Plan Amendments, we will have, as of the date of such approval, an additional 10,000,000 Class A common shares available for future grants.

The number and class of shares available under the Equity Incentive Plan and/or subject to outstanding awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in our capitalization. Class A common shares attributable to cancelled or terminated awards under the Equity Incentive Plan which are reacquired pursuant to any forfeiture provision will again be available for Equity Incentive Plan purposes.

Eligibility and Participation

Eligibility to participate in the Equity Incentive Plan is limited to the employees, directors and consultants of the Company and any subsidiary of the Company (each, a “participant”). As of December 31, 2008, there were approximately 1,115 employees and eight non-employee directors in the service of the Company and its subsidiaries (in the aggregate). The Company also engages the services of consultants from time to time.

Awards Under the Equity Incentive Plan

The Equity Incentive Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options (“ISOs”), (ii) nonstatutory stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) Share Awards, (v) Share Units, and (vi) Dividend Equivalent Rights. In addition, the Equity Incentive Plan allows for any of the foregoing awards to be structured as performance-based awards (“Performance Awards”), as described below.

Pursuant to the Amended Equity Incentive Plan, with respect to awards that are denominated in Class A common shares, no person may be granted in any calendar year, Options (as defined below), SARs or Performance Awards that relate to more than two million Class A common shares with respect to each type of award and, with respect to Performance Awards denominated in cash or valued with reference to property other than Class A common shares, no person may be granted in any calendar year, Performance Awards with a value of more than $5 million.

Grant of Options and SARs

The Compensation Committee may award ISOs and/or NSOs (collectively, “Options”) to participants. SARs may be awarded either concurrently with Options (“Tandem SARs”) or on a stand-alone basis (“Nontandem SARs”).

Exercise Price

The exercise price with respect to an Option is determined by the Compensation Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Compensation Committee will specify the base price of the Class A common shares to be issued for determining the amount of cash or number of Class A common shares to be distributed upon the exercise of such Nontandem SAR.

Vesting

The Compensation Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable. Upon a change of control, unvested Awards that are subject to a time-based vesting schedule will generally vest in full and be non-forfeitable.

Special Limitations on ISOs

No ISO may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock (a “10% Stockholder”), unless the per share exercise price per Class A common share subject to such ISO is at least 110% of the fair market value of a Class A common share on the date of grant and such ISO award is not exercisable more than five years after its date of grant. The exercise price of ISOs granted to non-10% Stockholders must be at least 100% of the grant date fair market value. In addition, the total fair market value of Class A common shares subject to ISOs which are exercisable for the first time by an eligible participant in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs’ grant.

Exercise of Options and SARs

An Option may be exercised by written notice stating the number of Class A common shares with respect to which the Option is being exercised and tendering payment therefor. The Compensation Committee may, at its discretion, accept previously owned Class A common shares as payment (valued at their fair market value on the date of exercise). Broker-assisted cashless exercises are also permitted.

SARs are exercisable only to the extent and only for the period determined by the Compensation Committee. Upon the exercise of all or a portion of Tandem SARs, the related Option shall be cancelled with respect to an equal number of Class A common shares. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be cancelled with respect to an equal number of Class A common shares.

Upon the exercise of a SAR, the participant will be entitled to receive cash, Class A common shares or a combination thereof, with a value equal to (A) the excess of (i) the fair market value of one Class A common share as of the date the SAR is exercised over (ii) the specified exercise or base price, multiplied by (B) the number of Class A common shares subject to the SAR.

Expiration of Options

Options will expire at such time as the Compensation Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

Termination of Options and SARs

The agreement in which a stock-based award is made will set forth the treatment of the award upon termination of participant employment, and the period of time, if any, that an award will be exercisable following a termination of employment.

Share Awards

The Compensation Committee may, in its sole discretion, make Share Awards by granting or selling Class A common shares under the Equity Incentive Plan. Each Share Award agreement shall set forth the applicable dates and/or events on which all or any portion of the Share Awards shall be vested and non-forfeitable. Payment in Class A common shares of all or a portion of any bonus under any other arrangement may be treated as an award of Class A common shares under the Equity Incentive Plan.

In lieu of a purchase price, and except as required by applicable law, a Share Award may be made in consideration of services previously rendered by a participant to the Company or its subsidiaries.

Share Units

The Compensation Committee may, in its sole discretion, award to participants Share Units, each representing one notional Class A common share. Share Units so awarded will be credited to an account established and maintained for the participant. Each Share Unit agreement shall set forth the applicable dates and/or events on or after which all or any portion of the Share Unit award may be settled.

Share Units will be settled in Class A common shares unless the agreement evidencing the award expressly provides for settlement of all or a portion of the Share Units in cash equal to the value of the Class A common shares that would otherwise be distributed in settlement of such units. Class A common shares distributed to settle a Share Unit may be issued with or without payment or consideration therefor, except as may be required by applicable law or as set forth in the agreement evidencing the award. The Compensation Committee may, in its sole discretion, establish a program to permit participants to defer payments and distributions made in respect of Share Units.

Performance Awards

Pursuant to the Equity Incentive Plan Amendments, the Compensation Committee may, in its sole discretion, structure any award as a Performance Award by conditioning the right of a participant to receive the award, exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Compensation Committee. The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

If the Compensation Committee determines that a Performance Award should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of the Performance Award shall be contingent upon achievement of a preestablished performance goal established by the Compensation Committee, based on one or more of the following criteria relating to the Company or a designated business segment, business unit, division, business line or other sub-category of the Company or its businesses: (i) revenues, (ii) expenses, (iii) gross profit, (iv) operating income, (v) net income, (vi) earnings per share, (vii) cash flow, (viii) capital expenditures, (ix) working capital, (x) economic value added, (xi) stock price per share, (xii) market value, (xiii) enterprise value, (xiv) book value, (xv) return on equity, (xvi) return on book value, (xvii) return on invested capital, (xviii) return on asset, (xix) capital structure, (xx) return on investment, (xxi) utilization, (xxii) cash net income, (xxiii) adjusted cash net income, (xxiv) EBITDA, and (xxv) adjusted EBITDA. The performance goals relating to such criteria may be expressed as absolute measures or measures relative to stated references, including, without limitation, the achievements of one or more other businesses or indices.

Dividend Equivalent Rights

The Compensation Committee may, in its sole discretion, grant Dividend Equivalent Rights as a component of any award. Dividend Equivalent Rights are awards that entitle the holder to receive for each Class A common share that is subject to (or referenced by) such award an amount equal to the dividends paid on one Class A common share at such time as dividends are otherwise paid to shareholders of the Company holding Class A common shares or, if later, when the award becomes vested.

Dividend Equivalent Rights may be settled in cash, Class A common shares or other securities or property, all as provided in the agreement in which a stock-based award is made. The Compensation Committee may establish a program to permit participants to defer payments and distributions made in respect of Dividend Equivalent Rights.

Nontransferability of Awards

Awards may not be transferred, assigned, pledged or hypothecated except in compliance with the agreement under which a stock-based award is made or as otherwise permitted by the Compensation Committee.

Termination of Service

If a participant’s service terminates with us for any reason, the participant’s outstanding award(s) under the Equity Incentive Plan will be subject to provisions set forth in the written agreement with the participant governing the applicable award, unless otherwise provided by the Compensation Committee.

Mergers and Consolidations

If the Company becomes a party to a merger or consolidation, outstanding awards under the Equity Incentive Plan will be subject to the agreement of merger or consolidation. Subject to the terms of the applicable award agreement, the agreement with respect to such merger or consolidation, without the participants’ consent, may provide for:

•	the continuation or assumption of such outstanding awards under the Equity Incentive Plan by the Company (if it is the surviving entity) or by the surviving entity or its direct or indirect parent;

•	the substitution by the surviving entity or its direct or indirect parent of share awards with substantially the same terms and economic value for such outstanding awards;

•

the acceleration of the vesting of or right to exercise such outstanding awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Compensation Committee, after reasonable advance written notice thereof to the holder of each such award; or

•

the cancellation of all or any portion of such outstanding awards; provided that, with respect to “in-the-money” awards, such cancellation must be made in exchange for a cash payment of the excess of the fair market value of the Class A common shares subject to such outstanding awards or portion thereof being canceled over the purchase price, if any, with respect to such awards or portion thereof being canceled.

Term of Equity Incentive Plan

Unless earlier terminated by our board of directors, the Equity Incentive Plan will terminate on March 27, 2015.

Amendment and Termination

Our board of directors may suspend, amend, modify or terminate the Equity Incentive Plan, provided, however, that any amendment that increases the maximum number of Class A common shares available for issuance under the Equity Incentive Plan in the aggregate, changes the legal entity authorized to make awards under the 2005 Equity Incentive Plan from the Company (or its successor) to any other legal entity or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the holders of a majority of the Class A common shares.

Except as our board of directors may deem necessary or desirable in order to comply with any applicable law or regulatory requirement, approval of the holders of the Class A common shares shall not be required for any other amendment of the Equity Incentive Plan.

Awards granted prior to a termination of the Equity Incentive Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Equity Incentive Plan shall adversely affect the rights of a participant in awards previously granted without such participant’s consent, unless determined to be required in order to comply with applicable law or regulations.

U.S. Federal Income Tax Implications of the Equity Incentive Plan

The following discussion is a brief summary of the principal U.S. Federal income tax consequences under current Federal income tax laws relating to awards under our Equity Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. Interested parties should consult their own advisers as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Stock Options

There will be no Federal income tax consequences to the participant or the Company upon the grant of either an ISO or an NSO under the Equity Incentive Plan. Upon exercise of an NSO, a participant generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired Class A common shares less (ii) the exercise price of the NSO. Subject to Code Section 162(m) and the participant including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

Upon the exercise of an ISO, a participant recognizes no immediate taxable income. Income recognition is deferred until the participant sells the Class A common shares. If the ISO is exercised no later than three months after the termination of the participant’s employment, and the participant does not dispose of the Class A common shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of a participant’s death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the Class A common shares are not held for the full term of the holding period outlined above, the gain on the sale of such Class A common shares, being the lesser of (i) the fair market value of the Class A common shares on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the participant as ordinary income and, subject to Code Section 162(m) and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Class A common shares acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the “alternative minimum tax” under the Code.

Stock Appreciation Rights

There will be no Federal income tax consequences to either the participant or the Company upon the grant of a SAR. However, the participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the aggregate amount of cash and the fair market value of the Class A common shares received upon exercise. Subject to Code Section 162(m) and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Share Awards

Assuming the participant does not make an election under Section 83(b) of the Code (which election is discussed below), there will be no Federal income tax consequences to either the participant or the Company upon the grant of restricted Share Awards until expiration of any applicable restricted period and the satisfaction of any other conditions applicable to the Share Awards. At that time, the participant generally will recognize taxable income equal to the then fair market value for the Class A common shares and, subject to Code Section 162(m) and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, under Section 83(b) of the Code, the participant may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

Participants generally will recognize taxable income at the time unrestricted Class A common shares are received. Subject to Code Section 162(m) and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Share Units

There will be no Federal income tax consequences to the participant or the Company upon the grant of Share Units. Participants generally will recognize taxable income at the time when payment for the Share Units is received in an amount equal to the aggregate amount of cash and the fair market value of Class A common shares acquired. Subject to Code Section 162(m) and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Description of the Equity Incentive Plan Amendments

Increase in Shares Available for Issuance

The 2005 Equity Incentive Plan provides that the maximum number of Class A common shares that may be issued pursuant to awards under the plan is 14,170,880. The Equity Incentive Plan Amendments increase the maximum number of shares available for issuance by 10,000,000 shares, so that the maximum number of shares available for issuance under the Amended Equity Incentive Plan will be 24,170,880 if the Equity Incentive Plan Amendments are approved.

Compliance with Code Section 162(m)

Code Section 162(m) generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the CFO) (each, a “Covered Employee”), unless such amount qualifies as “performance-based compensation” pursuant to certain specified requirements. As a newly public company, we have heretofore been eligible for special transitional relief which will expire as of the date of our annual shareholder meeting in 2010. Accordingly, the Amended Equity Incentive Plan is designed to permit future awards to Covered Employees to qualify as “performance-based compensation” exempt from the deduction limitation under Code Section 162(m). For awards to qualify as “performance-based compensation” and, therefore, be eligible for exemption from the deduction limitation under Code Section 162(m), the Amended Equity Incentive Plan is required to set forth a shareholder approved limit on the amount of the awards that may be granted to any Covered Person during a stated period. Accordingly, the Amended Equity Incentive Plan provides that, with respect to awards that are denominated in Class A common shares, no person may be granted, in any calendar year, Options, SARs or Performance Awards that relate to more than two million Class A common shares with respect to each type of award and, with respect to Performance Awards denominated in cash or valued with reference to property other than Class A common shares, no person may be granted in any calendar year, Performance Awards with a value of more than $5 million.

Awards by Warner Chilcott plc

The 2005 Equity Incentive Plan requires the approval of a majority of the Class A common shares in order to change the legal entity authorized to make awards under the plan. Upon the effective date of the Scheme of Arrangement, Warner Chilcott plc, as the parent of Warner Chilcott Limited, will assume the Equity Incentive Plan and all outstanding awards under the plan and, as a result of the Equity Incentive Plan Amendments, will be authorized to issue ordinary shares under the Equity Incentive Plan.

Equity Incentive Plan Benefits

Awards under the Equity Incentive Plan are granted at the discretion of the Compensation Committee. Therefore, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the Equity Incentive Plan. However, the tables below set forth the awards that have been granted in 2009 as of the date of this Proxy Statement to our Named Executive Officers, our other executive officers and our non-executive officers and other employees.

2009 Equity Incentive Plan Awards Named Executive Officers
	Options #	Share Awards #
Named Executive Officers
Roger M. Boissonneault	380,960	144,470
Paul Herendeen	111,920	42,450
Anthony D. Bruno	111,920	42,450
W. Carl Reichel	111,920	42,450
Izumi Hara	32,710	12,410
Other Executive Officers	96,560	36,640
Non-Executive Officers and Other Employees	1,742,870	213,560

ANNUAL MEETING

PROPOSAL NO. 4:

APPROVAL OF THE MANAGEMENT INCENTIVE PLAN

Code Section 162(m) and the regulations thereunder, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the CFO), unless such amount qualifies as “performance-based compensation” pursuant to certain specified requirements. As a newly public company, we have heretofore been eligible for special transition relief under Code Section 162(m). Although we continue to be eligible for this transitional relief until our annual shareholder meeting to be held in 2010, we have decided at this time, to establish a new plan under which our annual incentive awards for 2009 and future years, as well as any future cash-denominated, long-term incentive awards that we may decide to make, can be made in accordance with the requirements of Code Section 162(m). Accordingly, on February 26, 2009, the board of directors adopted the Management Incentive Plan.

If the Management Incentive Plan proposal is approved, the 2009 annual incentive awards for our senior executives and awards made in future years under the Management Incentive Plan will qualify for a tax deduction as “performance-based compensation,” assuming compliance with the terms of the plan. If the Management Incentive Plan is not approved by our shareholders, the annual incentive awards for 2009 and any future awards made under this plan when paid to our Chief Executive Officer or the three other most highly compensated executive officers (other than the CFO) will not be eligible for a tax deduction by us as “performance-based compensation” under Code Section 162(m).

If the Management Incentive Plan is approved at the Annual Meeting, upon the effective date of the Scheme of Arrangement, Warner Chilcott plc will assume the Management Incentive Plan and will be authorized to make annual and long-term incentive awards under the Management Incentive Plan that, assuming compliance with the terms of the plan, will qualify as “performance-based compensation” eligible for a tax deduction under Code Section 162(m).

Vote Required for Approval

The approval of the Management Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting in order to be approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

MANAGEMENT INCENTIVE PLAN

THE MANAGEMENT INCENTIVE PLAN

The following is a brief description of the material features of the Management Incentive Plan. The full text of the Management Incentive Plan is set forth in Annex B to this Proxy Statement. The description set forth below is qualified in its entirety by reference to Annex B.

Types of Awards

The terms of the Management Incentive Plan provide for grants of annual incentive and long-term performance awards that are settled in cash (“Awards”).

Annual Per-Person Limitations

The Management Incentive Plan imposes individual limitations on Awards in order to comply with Code Section 162(m). Under these limitations, the maximum aggregate amount that may be earned by any one participant in respect of an Award or Awards granted in respect of any single fiscal year is $5 million.

Eligibility

Key senior employees and executives of the Company and any of the Company’s direct or indirect subsidiaries are eligible to be granted Awards under the Management Incentive Plan. It is anticipated that executives from the most senior level of the Company will be eligible to receive Awards under the Management Incentive Plan each year.

Administration

The Management Incentive Plan is administered by the Compensation Committee or such other committee or subcommittee appointed by the board of directors, provided that in the case of any actions taken with respect to any Award intended to comply with the requirements of Code Section 162(m), the committee will be comprised of not fewer than two directors of the Company, each of whom qualifies as an “outside director” within the meaning of Code Section 162(m). Subject to the terms and conditions of the Management Incentive Plan, the Compensation Committee is authorized to select participants, determine the dollar amounts to which Awards will relate, set performance and other terms and conditions of such Awards, interpret and specify rules and regulations relating to the Management Incentive Plan and make any and all other determinations that may be necessary or advisable for the administration of the Management Incentive Plan. The board of directors expects that, in the ordinary course of business, the plan will be administered by the Compensation Committee although for purposes of this description, references to the Compensation Committee should be read to include any other committee or subcommittee appointed by the board of directors to administer the plan.

Performance Awards, Including Annual Incentive Awards

The right of a participant to receive a payment under an Award will be subject to the attainment of performance objectives (“Performance Goals”) during a performance period (“Performance Period”) as specified by the Compensation Committee. The Management Incentive Plan authorizes specific Awards, which represent a conditional right to receive cash upon achievement of the pre-established Performance Goals during a Performance Period. Awards granted to persons the Compensation Committee expects will, for the year in which a deduction arises, be among the Chief Executive Officer and three other most highly compensated executive officers, will, if so intended by the Compensation Committee, be subject to provisions that should qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m).

The Performance Goals to be achieved as a condition of payment of an Award will consist of (i) one or more business criteria, (ii) personal performance goals or (iii) a combination of one or more business criteria and personal performance goals. In the case of Awards intended to meet the requirements of Code Section 162(m), the business criteria used must be one or more of those specified in the Management Incentive Plan, although for other participants the Compensation Committee may specify any other criteria. The business criteria specified in the Management Incentive Plan are (i) revenues, (ii) expenses, (iii) gross profit, (iv) operating income, (v) net income, (vi) earnings per share, (vii) cash flow, (viii) capital expenditures, (ix) working capital, (x) economic value added, (xi) stock price per share, (xii) market value, (xiii) enterprise value, (xiv) book value, (xv) return on equity, (xvi) return on book value, (xvii) return on invested capital, (xviii) return on asset, (xix) capital structure, (xx) return on investment, (xxi) utilization, (xxii) cash net income, (xxiii) adjusted cash net income, (xxiv) EBITDA and (xxv) adjusted EBITDA. The Performance Goals relating to such criteria may be expressed as absolute measures or measures relative to stated references, including, without limitation, the achievements of one or more other businesses or indices.

Adjustments

The Compensation Committee will have the authority to adjust Performance Goals for any Performance Period as equitably necessary in recognition of (1) extraordinary or nonrecurring events experienced by the Company during a Performance Period, (2) changes in applicable accounting rules or principles or changes in the Company’s methods of Accounting during a Performance Period or (3) other corporate transactions or events affecting Awards, as specified under the terms of the Management Incentive Plan, provided that such adjustment is appropriate to prevent the diminution or enlargement of benefits intended to be provided under the plan.

Determination and Payment of Awards

With respect to Awards intended to meet the requirements of Code Section 162(m), the Compensation Committee will (i) during the first 90 days of a Performance Period (or such other period as permitted under Code Section 162(m)), determine who will potentially receive Awards for that Performance Period and establish Performance Goals for such Awards and (ii) after the end of each Performance Period, promptly after the date on which necessary financial or other relevant information becomes available, certify whether the Performance Goals for such Awards have been achieved in the manner required by Code Section 162(m). With respect to other Awards, the determination of the achievement of Performance Goals may be established in any manner permitted by the Compensation Committee. The Compensation Committee may, in its discretion, reduce the amount of an Award to reflect the Compensation Committee’s assessment of the participant’s individual performance or for any other reason.

Termination of Employment without Cause, for Good Reason or in the event of Death or Disability

In the event of termination, prior to payment of an Award, of a participant’s employment without Cause (as defined), for Good Reason (as defined), death or Disability (as defined), then to the extent Performance Goals for the Performance Period are achieved and certified, the participant will be paid a pro rata amount of the Award that would have been earned and payable but for such termination; provided that, unless otherwise prohibited, the pro rata amount of the Award shall be reduced in the same proportion as the average discretionary reduction, if any, applied by the Compensation Committee to the Awards intended to comply with Code Section 162(m) and may further be reduced to reflect the Compensation Committee’s assessment of the participant’s individual performance prior to such termination or for other reasons.

Termination of Employment for Cause

In the event of termination, prior to payment of an Award, of a participant’s employment for Cause (as defined) or without Good Reason (as defined), then the participant’s right to payment of an Award and all other rights under the plan will be forfeited.

Other Terms of Awards

The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any payment to be distributed will be withheld to satisfy withholding and other tax obligations. Awards granted under the Management Incentive Plan are not transferable except by will or by the laws of descent and distribution.

Amendment and Termination of the Management Incentive Plan

The board of directors may amend or terminate the Management Incentive Plan at its discretion. The Management Incentive Plan will continue in full force and effect until terminated by the board of directors.

New Plan Benefits

We granted 2009 annual bonus Awards to our executives to be paid in 2010 under the Management Incentive Plan if certain achievement targets are met at the end of 2009. The criteria upon which target cash bonus, minimum cash bonus and maximum cash bonus Awards are payable is adjusted cash net income. The target cash bonus, minimum cash bonus and maximum cash bonus for each executive are set forth in the following table:

	2009 Executive Cash Bonus Awards
	Target Cash Bonus		Minimum Cash Bonus*		Maximum Cash Bonus
	(Expressed as a % of Salary)	$	(Expressed as a % of Salary)	$	(Expressed as a % of Salary)	$
Roger M. Boissonneault	100%	960,000	80%	768,000	120%	1,152,000
Paul Herendeen	75%	336,985	60%	269,588	90%	404,382
Anthony D. Bruno	75%	336,985	60%	269,588	90%	404,382
W. Carl Reichel	75%	351,728	60%	281,383	90%	422,074

*	Assumes executives are eligible for a bonus based on the Company’s 2009 adjusted cash net income.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

In the following pages, we discuss how our Chief Executive Officer, Roger Boissonneault, Chief Financial Officer, Paul Herendeen, and our three other most highly compensated officers, Carl Reichel, Anthony Bruno and Izumi Hara, were compensated with respect to performance in 2008 and describe how this compensation fits within our executive compensation philosophy. We also describe certain compensation matters with respect to 2009. For purposes of this Amendment, we refer to Messrs. Boissonneault, Bruno, Herendeen and Reichel collectively as the “Key Executive Officers” and the Key Executive Officers, together with Ms. Hara, as the “Named Executive Officers.”

In January 2005, the Sponsors, together with certain institutional investors and certain members of management, acquired 100% of the share capital of the Predecessor. As a result of the Acquisition, the Company became a privately held company. In September 2006, the Company completed its initial public offering (“IPO”) with the sale of 70,600,000 Class A common shares. Prior to the IPO, the Sponsors collectively owned 87% of the Company’s outstanding Class A common shares. As of March 16, 2009, the Sponsors collectively owned approximately 61% of the Company’s outstanding Class A common shares. As more fully described below, both the Acquisition and the IPO affected the Company’s compensation program.

Compensation Program and Philosophy

The Company’s compensation program seeks to promote the creation of long-term shareholder value and attract and retain employees by providing a competitive compensation package through a combination of base salary, annual incentive cash bonus, long-term equity incentives and other benefits.

The evaluation of the Company’s senior executives is performed on a basis consistent with that used to evaluate the Company’s other employees (excepting only the Chief Executive Officer and its sales forces). The Compensation Committee makes compensation decisions after reviewing the performance of the Company and carefully evaluating each senior executive’s performance during the year as measured by the Chief Executive Officer against stated goals, core competencies and feedback from colleagues (the “Performance Review Process”). The potential ratings that may be assigned to each senior executive based on his or her performance in the prior year range from “unacceptable” to “far exceeds expectations” (the “Performance Rating”). These Performance Ratings were used to determine merit-based salary increases, annual cash bonuses and long-term equity incentive compensation, if any, within pre-established ranges approved by the Compensation Committee. The Chief Executive Officer’s 2008 performance was evaluated by the Compensation Committee against achievement of corporate goals and objectives (“CEO Review”).

The allocation of the components of compensation awarded to the Company’s senior executives is not pre-determined based on a percentage of total compensation, nor is such compensation determined based solely on a review of market compensation. Instead the Compensation Committee has adopted a flexible approach to compensation that is consistent with its stated compensation philosophy and that allows the Company to respond to the evolving business environment.

Oversight of the Compensation Program

The Compensation Committee is responsible for establishing, implementing and overseeing the Company’s compensation programs. As part of that responsibility, the Compensation Committee reviews the Company’s compensation and benefits policies; evaluates the performance of the Chief Executive Officer; approves the compensation levels for the Company’s senior executives; and reviews and makes recommendations to the board of directors with respect to the Company’s employee benefits plans, equity-based compensation plans and other incentive arrangements.

Role of the Compensation Committee, Executive Officers and Compensation Consultants in Compensation Decisions

The Compensation Committee makes compensation decisions following the completion of (i) in the case of Messrs. Bruno, Herendeen and Reichel and Ms. Hara, the annual Performance Review Process and (ii) in the case of Mr. Boissonneault, the CEO Review.

It is the philosophy of the Compensation Committee that, in order to promote long-term shareholder value, meaningful and challenging goals and objectives should be established for the Company’s Named Executive Officers. In accordance with this philosophy, each year the Compensation Committee reviews and establishes annual goals and objectives relevant to the compensation of the Chief Executive Officer. In addition, the Chief Executive Officer establishes annual performance objectives for each of Messrs. Bruno, Herendeen and Reichel and Ms. Hara and presents these to the Compensation Committee. At the end of each year, each Named Executive Officer’s performance is evaluated during the annual Performance Review Process or CEO Review, as applicable. Compensation recommendations for the Named Executive Officers (other than the Chief Executive Officer) within ranges established by the Compensation Committee are made by the Chief Executive Officer based upon the Performance Ratings assigned to such officers. The Compensation Committee may exercise its discretion to modify any compensation recommended by the Chief Executive Officer.

The Chief Executive Officer’s recommendations to the Compensation Committee and the Compensation Committee’s determinations of the Chief Executive Officer’s and the other Named Executive Officers’ compensation are based on each Named Executive Officer’s performance against stated goals and objectives, which may include a number of specific factors such as:

•	key financial measurements, such as revenue growth for specific products, operating profit, operating margins and cash flow from operating activities;

•	strategic objectives, such as product in-licensing, acquisitions and partnership opportunities within our franchises or in market segments similar to our current therapeutic markets;

•	promoting commercial excellence by developing new products or improving proprietary products, being a leading market player and increasing new and total prescriptions;

•	achieving specific operational goals for the Company or particular business function led by a senior executive, including improved productivity, simplification and risk management;

•	achieving excellence in their organizational structure and among their employees; and

•	supporting the Company’s values by promoting a culture of integrity through compliance with law and our ethics policies.

In connection with the IPO, the Company retained the Hay Group, an independent global management consulting firm, to review the Company’s compensation programs for senior executives, to perform a market analysis with respect to 2006 compensation levels, the mix of cash and non-cash incentives and the design of long-term equity incentives awarded to senior executives and to make recommendations for the Company’s compensation programs. The market analysis and recommendations of the Hay Group that were presented to the Compensation Committee in 2006 included senior executive officer compensation market survey data for purposes of reviewing 2006 market practices. While the Compensation Committee does not target compensation at any specified level, the recommendations of the Hay Group were among several factors considered in establishing the Company’s senior executive officer compensation programs at the time of the IPO.

The Compensation Committee may engage or seek the advice of compensation consultants from time to time as the need arises. In the second quarter of 2008, the Company engaged the Hay Group to produce a market review of executive compensation and make recommendations with respect to the Company’s annual long-term equity incentive program beginning in January 2009, including with respect to annual equity grant targets, performance multipliers and the allocation between share and option awards.

Elements of Compensation

The Compensation Committee believes that the Company’s executive compensation practices must promote the creation of long-term shareholder value, reward performance and assist the Company in the retention of key employees. Based on these objectives, the Company employs both equity-based compensation mechanisms in the form of restricted Class A common shares and option grants, and cash-based mechanisms, in the form of base salaries and incentive-based cash bonuses. In determining the appropriate mix of cash and equity compensation for the Named Executive Officers, the Compensation Committee considers a number of factors, including the past performance and contribution of the Named Executive Officers, the desired future performance focus, the dilutive effects of equity-based compensation and the retentive value of cash- versus equity-based compensation. In light of the significant equity compensation provided to the Key Executive Officers in connection with the Acquisition in January 2005 and the Company’s IPO in September 2006, the Key Executive Officers were not eligible for annual equity incentive awards under the Company’s 2005 Equity Incentive Plan until January 2009, and Ms. Hara was not eligible for annual equity incentive awards until January 2008.

Consistent with the emphasis on direct compensation over indirect compensation, in 2008 the Company did not provide the Named Executive Officers with any perquisites or benefits not generally available to all employees of the Company, except for company cars provided to the Key Executive Officers.

The Company has employment agreements with the Key Executive Officers, and a severance agreement with Ms. Hara. These arrangements, which were entered into in connection with the Acquisition, as well as the other key elements of and factors considered in determining 2008 compensation, are discussed below.

Base Salary

The employment agreements with the Key Executive Officers specify minimum base salaries ($800,000 for Mr. Boissonneault; $375,000 for Messrs. Herendeen and Bruno; and $391,000 for Mr. Reichel). The terms of Ms. Hara’s severance agreement do not provide for a minimum salary.

The Compensation Committee annually establishes principles for determining merit increases in base salary. Compensation decisions are made after the annual Performance Review Process or CEO Review, as applicable, for the Named Executive Officer is completed. The Performance Review Process yields a Performance Rating for each Named Executive Officer (other than Mr. Boissonneault). These Performance Ratings are used to determine merit-based salary increases within pre-established ranges. With respect to 2008 performance, the potential 2009 merit base salary increases for the Named Executive Officers (other than Mr. Boissonneault) ranged from zero to 6% of 2008 base salary, based on the Performance Rating. For the 2009 base salaries, the Compensation Committee approved an average base salary increase of 4.0% (the equivalent of a Performance Rating of “meets expectations high”) for the Named Executive Officers (other than Mr. Boissonneault). Mr. Boissonneault, whose base salary merit increase is set by the Compensation Committee, was not awarded an increase for 2009, as the Compensation Committee determined that Mr. Boissonneault’s current base salary was appropriate in light of the Hay Group market review of executive compensation, the 6.7% increase in base salary that Mr. Boissonneault received in the prior year based on 2007 performance, Mr. Boissonneault’s 2008 performance against corporate goals and objectives, and the Compensation Committee’s determination to pay Mr. Boissonneault in 2009 an incentive cash bonus based on 2008 performance equal to 104% of his 2008 base salary.

The base salaries paid to the Named Executive Officers in 2008 are shown in the “Salary” column of the Summary Compensation Table.

Incentive Cash Bonuses

Annual incentive cash bonuses are a core component of the Company’s compensation program. Under the terms of the employment agreements, each Key Executive Officer has a minimum target annual incentive cash bonus expressed as a percentage of base salary (85% for Mr. Boissonneault and 50% for Messrs. Herendeen, Reichel and Bruno). Ms. Hara is eligible to receive a target annual incentive cash bonus of 30% of her base salary, pursuant to targets approved by the Compensation Committee. In addition, the Compensation Committee annually establishes principles for determining performance-dependent multipliers to be applied to annual incentive cash bonus targets for the Named Executive Officers, except Mr. Boissonneault, whose maximum opportunity under his employment agreement is 100% of his base salary. With respect to 2008 performance, those multipliers ranged from zero to 150% of such executive officer’s target bonus based on his or her overall Performance Rating. With respect to 2008 performance, a Named Executive Officer (other than Mr. Boissonneault) that received a Performance Rating of “meets expectations” was awarded an incentive cash bonus in an amount equal to between 90% and 110% of such officer’s target bonus. With respect to 2008, the incentive cash bonus opportunities available to Named Executives under their respective employment agreements or the targets approved by the Compensation Committee, as applicable, and the incentive cash bonuses paid to the Named Executive Officers, expressed as a percentage of such officer’s 2008 base salary, were as follows:

	% of 2008 Base Salary
Named Executive Officer	Threshold	Target Bonus	Maximum Bonus	Bonus Paid
Roger M. Boissonneault	0%	85%	100%	104%
Paul Herendeen	0%	50%	75%	59%
W. Carl Reichel	0%	50%	75%	59%
Anthony D. Bruno	0%	50%	75%	59%
Izumi Hara	0%	30%	45%	35%

Each year, the Compensation Committee evaluates the performance of the Chief Executive Officer, reviews the Performance Ratings and recommendations of the Chief Executive Officer with regards to the other Named Executive Officers, and determines, at its discretion, the compensation of each of the Named Executive Officers. As discussed earlier, Mr. Boissonneault was not awarded a salary increase in 2009 but was paid in 2009 an incentive cash bonus, with respect to his 2008 performance, equal to 104% of his base salary. The incentive cash bonuses paid to the Named Executive Officers in 2009 with respect to 2008 performance are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Long-Term Equity Incentives

Equity incentive awards are granted to the Company’s Named Executive Officers under the 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan provides that awards may be granted to participants in, among others, the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine: (i) options, (ii) stock appreciation rights, (iii) share awards, (iv) share units and (v) dividend equivalent rights.

Equity Grant Practices

The Compensation Committee believes that the use of equity incentives as a significant part of total compensation promotes the creation of long-term shareholder value, supports the Company’s compensation philosophy of rewarding performance and increases retention. In connection with the IPO, the Compensation Committee approved an annual long-term equity incentive program (the “Annual Equity Award Program”). Under the Annual Equity Award Program, the Compensation Committee acts each year to review and approve grants of restricted Class A common shares and/or stock options to purchase Class A common shares to full-time employees. Based in part upon recommendations of the Hay Group, in January of 2009, Mr. Boissonneault’s annual target equity grant was increased to 400% of his 2009 base salary and the annual target equity grant for each of Messrs. Herendeen, Reichel and Bruno was increased to 250% of their combined average 2009 base salaries. Ms. Hara’s annual target equity grant remained at 100% of the average 2009 base salary of all the Senior Vice Presidents of the Company.

In addition, the Compensation Committee annually reviews and establishes performance-based multipliers to be applied to the annual target equity grant for the Named Executive Officers, other than Mr. Boissonneault.

Based upon current multipliers, the actual equity incentive award that will be granted to each Named Executive Officer (other than Mr. Boissonneault) may range from zero to 150% of such Named Executive Officer’s target equity grant based on the employee’s Performance Rating. Mr. Boissonneault’s multiplier, if any, is determined by the Compensation Committee in each year based on his CEO Review. Based upon 2008 performance, in January 2009 each of Messrs. Boissonneault, Bruno, Herendeen and Reichel received an equity incentive award equal to their respective annual target equity grant, and Ms. Hara received an equity incentive award equal to 105% of her annual target equity grant.

The equity incentive awards made to the Named Executive Officers may consist of restricted Class A common shares, options to purchase Class A common shares or a combination of both. Once the Compensation Committee establishes the dollar value of an officer’s award and the allocation between restricted Class A common shares and options to purchase Class A common shares, the Company uses the closing stock price of the Class A common shares on the NASDAQ on the grant date and the Black-Scholes value of the option to determine how many restricted Class A common shares and options, respectively, to grant. The exercise price of each option awarded is equal to the closing price of the Class A common shares on the date of grant. Newly hired or promoted senior executives, if any, who are eligible to receive equity awards are granted their award on the last business day of the quarter in which they are hired or promoted.

2008 Equity Incentive Awards with respect to 2007 Performance

As discussed earlier, the Key Executive Officers were not eligible to receive equity incentive awards under the 2005 Equity Incentive Plan until January 2009. In January 2008, Ms. Hara was granted 11,650 restricted Class A common shares and 15,290 options to purchase Class A common shares based on her 2007 performance. On the date of the grant, the fair value of the award was approximately $316,000. Ms. Hara received 65% of the value of the award in restricted Class A common shares and 35% of the value of the award in options to purchase Class A common shares. Each of the awards granted to Ms. Hara in January 2008 vests ratably over four years.

2009 Equity Incentive Awards with respect to 2008 Performance

In January 2009, Mr. Boissonneault was granted 144,470 restricted Class A common shares and 380,960 options to purchase Class A common shares based on his 2008 performance. On the date of the grant, the aggregate fair value of the award was approximately $3,840,000. Messrs. Herendeen, Reichel and Bruno were each granted 42,450 restricted Class A common shares and 111,920 options to purchase Class A common shares based on their respective 2008 performance. On the date of the grant, the aggregate fair value of each such award was approximately $1,128,000. Ms. Hara was granted 12,410 restricted Class A common shares and 32,710 options to purchase Class A common shares based on her 2008 performance. On the date of the grant, the aggregate fair value of the award was approximately $330,000.

Each of the Named Executive Officers received 50% of the value of their awards in restricted Class A common shares and 50% of the value of their awards in options to purchase Class A common shares. Each of the awards granted to the Named Executive Officers in January 2009 vests ratably over four years. The equity awards granted to the Named Executive Officers in January 2009 are not reflected in the tables following this discussion as such tables address only equity compensation awards granted during 2008.

Acquisition and IPO Equity Compensation Awards

As a result of the Acquisition in January 2005 and the Company’s IPO in September 2006, the Named Executive Officers acquired significant equity interests in the Company. The following paragraphs summarize the material grants to, and equity purchased by, the Company’s Named Executive Officers prior to 2007 and may be helpful in understanding the Company’s compensation practices.

Purchased Shares

In connection with the Acquisition, the Named Executive Officers and certain other senior executives were required to use a portion of the proceeds each senior executive received from the purchase of the shares he or she held in the Predecessor to purchase Class A common shares and Class L common shares (the “Class L common shares”) of the Company, and purchase Preferred Shares of Warner Chilcott Holdings Company II, Limited (the “Preferred Shares”), in the same proportion and at the same prices paid by the Sponsors and certain institutional investors. Mr. Herendeen was given the opportunity to purchase the same mix of shares in the same proportion and at the same prices upon his employment subsequent to the completion of the Acquisition in 2005. In connection with the IPO, the Class L common shares of the Company and a portion of the Preferred Shares were converted into Class A common shares pursuant to the Company’s bye-laws. All of the remaining Preferred Shares were redeemed for cash.

The following table shows the number of shares purchased by the Named Executive Officers in connection with the Acquisition on an “as converted” basis:

Named Executive Officer	Class A Common Shares
Roger M. Boissonneault	433,943
Paul Herendeen	67,701
W. Carl Reichel	100,087
Anthony D. Bruno	26,675
Izumi Hara	41,993

2005 Equity Awards

Strip share grants. In connection with the Acquisition, each of the Named Executive Officers (except Mr. Herendeen) and certain other senior executives were granted awards consisting of restricted Class A common shares, Class L common shares, and Preferred Shares (collectively, the “Strip Grant Shares”). The fair market value on the date of grant of each (i) Class A common share was $1.00; (ii) Class L common share was $74.52; and (iii) Preferred Share was $1,000.00. The Strip Grant Shares were awarded in the same proportion and at the same prices paid by the Sponsors and certain institutional investors. The Strip Grant Shares vested in accordance with their terms on January 18, 2006. In connection with the IPO, the Class L common shares and a portion of the Preferred Shares were converted into Class A common shares pursuant to the Company’s bye-laws. All of the remaining Preferred Shares were redeemed for cash.

The following table shows the number of Strip Grant Shares granted to the Named Executive Officers in connection with the Acquisition on an “as converted” basis:

Named Executive Officer	Class A Common Shares
Roger M. Boissonneault	263,258
Paul Herendeen	—
W. Carl Reichel	117,808
Anthony D. Bruno	117,808
Izumi Hara	25,707

Option grants

In connection with the Acquisition, each of the Key Executive Officers was awarded options to purchase 479,430 Class A common shares at an exercise price of $22.98. As described under “IPO Awards,” Ms. Hara received a separate option grant in connection with the IPO. The options vest ratably over a four-year period and have a ten-year term.

Restricted share grants

In connection with the Acquisition, each of the Named Executive Officers and certain other senior executives were granted restricted Class A common shares (the “Restricted A Shares”) subject to three different types of vesting as follows:

•

Time Vesting Shares: One-third of the Restricted A Shares granted to the Named Executive Officers, which we refer to as the “Time Vesting Shares,” vest in four equal installments. The Time Vesting Shares granted to Messrs. Boissonneault, Bruno and Reichel and Ms. Hara vest on each of the first four anniversaries of January 18, 2005. The Time Vesting Shares granted to Mr. Herendeen vest on each of the first four anniversaries of April 1, 2005.

•

Performance Based Shares: One-third of the Restricted A Shares granted to the Named Executive Officers, which we refer to as the “Performance Based Shares,” vest in four equal installments upon the satisfaction of specified annual operating profit targets based on the consolidated EBITDA (as defined in the award agreements) of the Company and its subsidiaries (the “Performance Based Shares”). Pursuant to the terms of the share award agreements, on February 28, 2008, the board of directors approved the vesting of 25% of the Performance Based Shares, despite the fact that the Company’s consolidated EBITDA (as defined in the share award agreements) for the fiscal year ending December 31, 2007 did not meet the vesting requirement set forth in the share award agreements owing to the impact of certain one-time non-recurring charges. In this case, the board of directors determined, based upon (i) the performance of the Company and the Named Executive Officers since the Acquisition and (ii) the fact that it was the incurrence by the Company of certain one-time non-recurring charges that resulted in the Company not meeting the vesting requirement, that it was appropriate to vest the 25% portion of the Performance Share grant.

•

Return on Capital Shares: One-third of the Restricted A Shares granted to the Named Executive Officers, which we refer to as the “Return on Capital Shares,” vested at the time of the IPO. The Return on Capital Shares were originally scheduled to vest in three equal installments based on the occurrence of certain performance conditions, which would be met if the Sponsors achieved specified investment returns. Prior to the IPO, the Compensation Committee determined that the long-term focus of the Company and its senior executives should be to increase shareholder value for all investors, including the new public shareholders, and that it was probable that all of the performance conditions required for the full vesting of the Return on Capital Shares would be satisfied within seven years of the grant date. Based on these considerations, on August 18, 2006, the Compensation Committee amended the terms of the Return on Capital Shares to provide for the full vesting of such shares at the time of the IPO.

The total number of Restricted A Shares granted to the Named Executive Officers were as follows: for Mr. Boissonneault, 1,534,177; for Messrs. Herendeen, Reichel, and Bruno, 686,544; and for Ms. Hara, 149,822.

IPO Awards

In connection with the IPO in 2006, the Compensation Committee approved the grant of options to purchase Class A common shares or a combination of restricted Class A common shares and options to all full-time employees (except the Key Executive Officers), covering, in the aggregate, 1,401,804 Class A common shares. The value of Class A common shares subject to each award was calculated as a percentage of the average annual base salary for all employees within the award recipient’s salary band. IPO grants were based on 125% of the annual long-term equity incentive compensation award targets approved by the Compensation Committee, to reflect the 15-month period prior to the next annual grant in 2008. These awards were subject to adjustment based on the recipient’s Performance Rating. The awards vest ratably over four years. Ms. Hara received options to purchase 16,500 Class A common shares at an exercise price of $15.00 per share and 15,300 restricted Class A common shares.

In addition to the 2006 IPO option grants, the Compensation Committee also approved grants in an aggregate amount equal to 892,638 Class A common shares to the Key Executive Officers. Mr. Boissonneault received 357,057 unrestricted Class A common shares and each of Messrs. Bruno, Reichel and Herendeen received 178,527 unrestricted Class A common shares. The Company repurchased a portion of these shares in order to satisfy each individual’s resulting tax liability.

Other Benefits

401(k) Savings Plan

All employees, including the Named Executive Officers, are eligible to participate in the Company’s tax-qualified 401(k) Savings Plan. In accordance with the terms of the Company’s 401(k) Savings Plan and subject to certain limitations imposed by the Internal Revenue Service (“IRS”), the Company matches, in cash, 75% of amounts contributed to that Plan by each Plan participant, up to 6% of such participant’s base salary. The matching contributions paid in 2008 are included in the “All Other Compensation” column of the Summary Compensation Table.

Perquisites

The only perquisites provided exclusively to the Named Executive Officers in the year ended December 31, 2008, were the company automobiles provided to the Key Executive Officers.

Employment and Severance Agreements

As discussed earlier, the Key Executive Officers have employment agreements that specify minimum base salaries and annual incentive opportunities, and Ms. Hara has a severance agreement. These agreements were adopted and approved by the Sponsors at the time of the Acquisition and provide for certain payments in the event of a termination of employment by the Company without cause or by reason of death or disability, or a termination by the executive officer for good reason, or a termination by the Company without cause or by the executive officer for good reason following a change of control. The agreements also contain substantial restrictive covenants. In addition, the equity award agreements that govern stock options and restricted share grants contain provisions regarding forfeiture or acceleration of the grants and certain Company repurchase rights of restricted shares upon a termination of employment or a change of control. These provisions are described and quantified under the heading “Potential Payments upon Termination of Employment or Change in Control” in this Amendment. The Company believes these arrangements benefit the Company by clarifying the terms of employment and ensuring that the Company is protected by noncompete, nonsolicitation and nondisclosure provisions. Where a change of control is a possibility, they also serve to minimize the distraction that can be caused by a potential transaction and reduce the risk that critical executive officers will leave the organization before a transaction closes.

Material Tax and Accounting Considerations

In designing its compensation programs, the Compensation Committee takes into consideration the potential tax and accounting effect that each element will or may have on the Company, the executive officers, the other employees as a group and the Company’s shareholders. The Company aims to keep the expense related to its compensation programs as a whole within certain affordability levels. The number and class of shares available under the 2005 Equity Incentive Plan and/or subject to outstanding equity awards may also be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the Company’s capitalization.

The Company has adopted the provisions of SFAS No. 123R. All share-based payments to employees, including grants of employee options and restricted shares, are measured at fair value on the date of grant and recognized in the statement of operations as compensation expense over their vesting periods. For a description of assumptions used in calculating annual recognition of share-based compensation, see “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2008, included in the Annual Report.

Code Section 162(m) generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer), unless such amount qualifies as “performance-based compensation” pursuant to certain specified requirements. As a recently public company, we are eligible for special transition relief; therefore, the compensation that we provide is not yet subject to the Code Section 162(m) rules. To the extent that any future compensation is subject to Code Section 162(m), the Company expects that future payments to each of our executive officers will generally comply with the rules of Code Section 162(m). However, maintaining tax deductibility will not be the sole consideration taken into account by the Compensation Committee in determining what compensation arrangements are in the best interests of the Company and its shareholders.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (including any amendment thereto) and the Company’s 2009 Proxy Statement on Schedule 14A.

Respectfully submitted by the Compensation Committee,

Stephen P. Murray, Chairman

Todd M. Abbrecht

David F. Burgstahler

John P. Connaughton

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2006, 2007 and 2008, information regarding the compensation of the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Roger M. Boissonneault Chief Executive Officer and President	2008	960,000	—	67,894	312	1,000,000	—	34,172	2,062,378
	2007	900,000	—	155,461	714	900,000	—	34,514	1,990,689
	2006	850,000	—	6,219,147	1,584	850,000	—	28,250	7,948,981

Paul Herendeen Executive Vice President and Chief Financial Officer	2008	418,723	—	38,011	390	247,047	—	27,241	731,412
	2007	400,692	—	81,011	832	236,408	—	25,578	744,521
	2006	383,438	—	3,009,241	1,584	230,063	—	26,750	3,651,076

W. Carl Reichel President, Pharmaceuticals	2008	450,934	—	30,382	312	266,051	—	23,533	771,212
	2007	431,516	—	69,569	714	254,594	—	23,585	779,978
	2006	409,020	—	3,064,229	1,584	255,637	—	24,000	3,754,470

Anthony D. Bruno Executive Vice President, Corporate Development	2008	432,032	—	30,382	312	254,899	—	27,945	745,570
	2007	413,428	—	69,569	714	243,923	—	27,828	755,462
	2006	391,875	—	3,064,229	1,584	244,922	—	26,250	3,728,860

Izumi Hara	2008	313,821	—	165,165	87,529	111,093	—	10,350	687,958
Senior Vice President, General Counsel and Corporate Secretary	2007	300,307	—	118,836	59,767	108,111	—	10,125	597,146
	2006	287,375	—	114,816	17,022	103,455	—	11,250	533,918

(1)	Amounts shown are the compensation costs recognized by the Company for financial statement reporting purposes for the fiscal years presented, in accordance with FAS 123R, in respect of Restricted A Shares, other Class A common share awards and option awards, as applicable. They include compensation costs from awards granted in 2005, 2006, and for Ms. Hara only, 2008, and do not reflect compensation actually received by the Named Executive Officers. Assumptions used in the calculation of these amounts are included in “Note 12” to the Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2008, included in our Annual Report, and, with respect only to awards granted in 2005, in “Note 12” to the Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2007, included in the Company’s Annual Report filed with the SEC on February 29, 2008. None of the Named Executive Officers forfeited Class A common share awards or option awards during 2008.

(2)	Reflects (i) for 2006, annual cash incentive bonuses earned with respect to 2006 performance and paid in 2007, (ii) for 2007, annual cash incentive bonuses earned with respect to 2007 performance and paid in 2008, and (iii) for 2008, annual cash incentive bonuses earned with respect to 2008 performance and paid in 2009, as more fully described under “Compensation Discussion and Analysis” and the “Grants of Plan-Based Award Table.”

(3)	The Company does not maintain any defined benefit or nonqualified deferred compensation plans.

(4)	The following table sets forth the component amounts presented in the “All Other Compensation” column above for the year ended December 31, 2008:

Name	Contributions under 401(k) Plan(i) ($)	Personal use of Company automobile(ii) ($)
Roger M. Boissonneault	10,350	23,822
Paul Herendeen	10,350	16,891
W. Carl Reichel	10,350	13,183
Anthony D. Bruno	10,350	17,595
Izumi Hara	10,350	—

(i)	Represents the annual contribution of the Company under the terms of its 401(k) Savings Plan. Under the terms of the 401(k) Savings Plan, the Company will match up to 75% of the first 6% of salary compensation contributed by each employee, subject to IRS limitations.

(ii)	Represents the incremental cost to the Company attributable to the personal use by the Named Executive Officers of Company automobiles.

Grants of Plan-Based Awards Table

The following table sets forth information concerning the Named Executive Officers’ 2008 annual cash incentive award opportunities and 2008 grants of Class A common shares and stock options under the 2005 Equity Incentive Plan.

Name	Grant Date	Committee Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Roger M. Boissonneault	—	—	0	816,000	960,000	—	—	—	—	—	—	—
Paul Herendeen	—	—	0	209,362	314,043	—	—	—	—	—	—	—
W. Carl Reichel	—	—	0	225,467	338,200	—	—	—	—	—	—	—
Anthony D. Bruno	—	—	0	216,016	324,024	—	—	—	—	—	—	—
Izumi Hara	—	—	0	94,146	141,219	—	—	—	—	—	—	—
	1/10/2008	1/10/2008	—	—	—	—	—	—	11,650	—	—	205,506
	1/10/2008	1/10/2008	—	—	—	—	—	—	—	15,290	17.64	110,853

(1)	Represents the range of potential incentive cash bonus awards payable to the Named Executive Officers other than Mr. Boissonneault, based on 2008 performance. With respect to Mr. Boissonneault, the amount set forth above represents the maximum potential incentive cash bonus to which Mr. Boissonneault is entitled under his employment agreement. In January 2009, the Compensation Committee awarded Mr. Boissonneault an incentive cash bonus award in excess of such amount based upon 2008 performance. See the column entitled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” for the annual cash incentive bonuses earned by the Named Executive Officers in 2008 and paid in 2009.

(2)	Represents grants of restricted Class A common shares made under the Annual Equity Award Program, as more fully described under “Compensation Discussion and Analysis,” that vest ratably over four years on the anniversary of the date of grant.

(3)	Represents grants of options to purchase Class A common shares made under the Annual Equity Award Program, as more fully described under “Compensation Discussion and Analysis,” that vest ratably over four years on the anniversary of the date of grant.

(4)	Represents the closing market price of the underlying Class A common shares on the date of the grant.

(5)	Represents the compensation costs recognized by the Company for financial statement reporting purposes over the vesting schedule of the award, in accordance with FAS 123R, in respect of grants of restricted Class A common shares and options to purchase Class A common shares, as applicable, granted in 2008. Assumptions used in the calculation of these amounts are included in “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2008, included in our Annual Report.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information concerning unexercised options and restricted Class A common shares for each of the Named Executive Officers outstanding as of December 31, 2008. The market value of the shares is based on the closing market price of the Class A common shares on December 31, 2008 ($14.50).

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Roger M. Boissonneault	359,572	(1)	119,858	(1)	—	22.98	1/18/2015	127,849	(5)	1,853,811	127,848	(9)	1,853,796
Paul Herendeen	359,572	(2)	119,858	(2)	—	22.98	4/1/2015	57,212	(6)	829,574	57,212	(10)	829,574
W. Carl Reichel	359,572	(1)	119,858	(1)	—	22.98	1/18/2015	57,212	(5)	829,574	57,212	(9)	829,574
Anthony D. Bruno	359,572	(1)	119,858	(1)	—	22.98	1/18/2015	57,212	(5)	829,574	57,212	(9)	829,574
Izumi Hara	8,250	(3)	8,250	(3)	—	15.00	9/20/2016	12,486	(5)	181,047	12,486	(9)	181,047
	—	(4)	15,290	(4)	—	17.64	1/9/2018	7,650	(7)	110,925
								11,650	(8)	168,925

(1)	These options were granted on March 28, 2005, and vest in four equal installments on January 18th of the following four years.

(2)	These options were granted on April 1, 2005, and vest in four equal installments on April 1st of the following four years.

(3)	These options were granted on September 21, 2006, and vest in four equal installments on September 21st of the following four years.

(4)	The options were granted on January 10, 2008, and vest in four equal installments on January 10th of the following four years.

(5)	These Time Vesting Shares were granted on March 28, 2005, and vest in four equal installments on January 18th of the following four years.

(6)	These Time Vesting Shares were granted on April 1, 2005, and vest in four equal installments on April 1st of each of the following four years.

(7)	These restricted Class A common shares were granted on September 21, 2006, and vest in four equal installments on September 21st of each of the following four years.

(8)	These restricted Class A common shares were granted on January 10, 2008, and vest in four equal installments on January 10th of each of the following four years.

(9)	These Performance Based Shares were granted on March 28, 2005, and are scheduled to vest in four installments upon the achievement of certain operating profit goals discussed under “Compensation Discussion and Analysis.”

(10)	These Performance Based Shares were granted on April 1, 2005, and vest in four installments upon the achievement of certain operating profit goals discussed under “Compensation Discussion and Analysis.”

Option Exercises and Stock Vested Table

The following table sets forth the number and value of Class A common shares that vested during 2008. The Named Executive Officers did not exercise any options during 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Roger M. Boissonneault	—	—	127,848	(1)	2,230,948	(1)
			127,848	(2)	2,135,062	(2)

Paul Herendeen	—	—	57,212	(1)	1,032,677	(1)
			57,212	(2)	955,440	(2)

W. Carl Reichel	—	—	57,212	(1)	998,349	(1)
			57,212	(2)	955,440	(2)

Anthony D. Bruno	—	—	57,212	(1)	998,349	(1)
			57,212	(2)	955,440	(2)

Izumi Hara	—	—	12,485	(1)	217,863	(1)
			12,485	(2)	208,500	(2)
			3,825	(3)	59,861	(3)

(1)	Represents Time Vesting Shares that vested on January 18, 2008 (except for Mr. Herendeen whose shares vested on April 1, 2008). The value realized by each Named Executive Officer was calculated by multiplying the number of shares vesting by the closing market price of the Class A common shares on January 18, 2008 ($17.45), or April 1, 2008 ($18.05), as applicable.

(2)	Represents Performance Based Shares that vested on February 28, 2008. The value realized by each Named Executive Officer was calculated by multiplying the number of shares vesting by the closing market price of the Class A common shares on February 28, 2008 ($16.70).

(3)	Represents the Class A common shares awarded to Ms. Hara in connection with the IPO that vested on September 21, 2008. The value realized by Ms. Hara was calculated by multiplying the number of shares vesting by the closing market price of the Class A common shares on September 21, 2008 ($15.65).

Pension Benefits

The Company does not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation Plans

The Company does not maintain any nonqualified defined contribution or deferred contribution plans.

Potential Payments Upon Termination or Change-in-Control

Accrued Compensation and Benefits

Upon any termination of employment, each Named Executive Officer will receive earned but unpaid salary, his or her balance under the Company’s 401(k) Plan, his or her vested equity awards as set forth in the Outstanding Equity Awards at Fiscal Year-End Table, and any other accrued benefits under our benefit plans.

Additional Termination Benefits

Death. In the case of death, under the employment agreements with the Key Executive Officers, and the severance agreement with Ms. Hara, each Named Executive Officer’s spouse and dependents, other than Mr. Boissonneault’s, will be entitled to a payment equal to one times the base salary in effect at the time of death. In addition, each Named Executive Officer’s spouse and dependents will be entitled to continued health and welfare benefits for a 12-month period.

Under each Named Executive Officer’s equity award agreement, in the event of death prior to a vesting date, between zero and 75% (depending on the date of death) of his or her non-vested outstanding options and restricted Class A common shares (other than Performance Vesting Shares) that were scheduled to vest on such vesting date will vest. Each Named Executive Officer’s spouse or dependents will then have one year to exercise such vested options. All unvested Class A common shares (other than Restricted A Shares) and all unvested options will be forfeited. Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Shares for the lesser of one dollar or the fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Shares will immediately vest.

Disability; Termination without Cause or for Good Reason. In the case of a termination of employment by reason of disability, by the Company without cause or by any Key Executive Officer for good reason, under the employment agreements with the Key Executive Officers, each Key Executive Officer will be entitled to a payment equal to two times the sum of the base salary in effect at the time of termination and the cash bonus paid for the immediately preceding calendar year to such officer. Payment will be made over the 24-month period following termination. Mr. Boissonneault will also be entitled to certain continued health and welfare benefits for a period of 12 months following termination. Under the severance agreement with Ms. Hara, she will be entitled to a payment equal to one times her base salary in effect at the time of termination payable over the 12-month period following termination, and certain continued health and welfare benefits for a period of 12 months following termination.

Under each Named Executive Officer’s equity award agreement, in the event of a termination of employment by reason of disability, by the Company without cause or by the officer for good reason, prior to a vesting date, between zero and 75% (depending on the date of termination) of his or her non-vested outstanding options and restricted Class A common shares (other than Performance Vesting Shares) that were scheduled to vest on such vesting date will vest. Each Named Executive Officer will then have 60 business days (or one year in the case of disability) to exercise such vested options. All unvested Class A common shares (other than Restricted A Shares) and all unvested options will be forfeited. Under a management shareholders agreement dated as of March 28, 2005 (the “Management Shareholders Agreement”), the Company has the right to repurchase any unvested Restricted A Shares for the lesser of one dollar or the fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Shares will immediately vest.

For Cause Termination. None of the Named Executive Officers are entitled to any additional payments or benefits in the event we terminate his or her employment for cause. Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Shares for the lesser of one dollar or the fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Shares will immediately vest.

Voluntary Termination. None of the Named Executive Officers is entitled to any additional payments or benefits in the event of a voluntary termination or a retirement (except as described with respect to a termination for good reason). Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Shares for the lesser of one dollar or the fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Shares will immediately vest.

Termination without Cause or for Good Reason following a Change of Control. In the case of a termination without cause or for good reason in connection with, or during the two-year period following, a change of control, under the employment agreements with the Key Executive Officers, each Key Executive Officer will be entitled to the same payment benefits as described under “Disability; Termination without Cause or for Good Reason” above, except that the payments will be made in a lump sum within 10 days of such Key Executive Officer’s last day of employment. Under the severance agreement with Ms. Hara, if her employment is terminated without cause or for good reason during the 12-month period following a change of control, she will be entitled to (i) continue to receive her then current base salary for a period of 18 months following such termination, plus (ii) an amount equal to one and a half times the cash bonus she was paid for the calendar year immediately preceding the year in which she was terminated, which will be payable over an 18-month period, plus (iii) continued health and welfare benefits for 18 months. If any payment received by a Named Executive Officer in connection with a change of control is subject to an excise tax, the Company will provide the officer with a related tax gross-up payment. Upon a change of control, irrespective of whether or not there is also a termination of employment, each Named Executive Officer’s unvested options and restricted Class A common stock awards will vest, provided that such options will only vest if the fair market value of the underlying Class A common shares exceeds the exercise price of the awards.

Notwithstanding the foregoing, the timing of certain payments described above will be delayed for six months in compliance with applicable tax rules and in accordance with each Named Executive Officer’s respective employment or severance agreement.

Restrictive Covenants

The employment agreements with each of the Key Executive Officers contain covenants not to compete, or solicit customers or employees for (i) 24 months if such officer’s employment is terminated owing to disability, by the Company without cause or by such officer for good reason; (ii) 6 months if such officer resigns without good reason or retires (which increases to 12 months if the Company elects to pay such officer an amount equal to one times base salary, plus the bonus in the year immediately preceding the termination); and (iii) 6 months in the case of termination for cause. The severance agreement with Ms. Hara contains similar covenants, which are applicable for (i) 12 months if her employment is terminated due to disability, by the Company without cause or by Ms. Hara for good reason; (ii) 6 months if Ms. Hara resigns without good reason or retires (which increases to 12 months if the Company elects to pay Ms. Hara an amount equal to one times base salary, plus the bonus in the year immediately preceding the termination); and (iii) 6 months in the case of termination for cause.

Definitions

The agreements define “cause” to mean (i) the officer’s conviction of any felony (other than a violation of a motor vehicle or moving violation law) or conviction of a misdemeanor if such misdemeanor involves moral turpitude; or (ii) the officer’s voluntary engagement in conduct constituting larceny, embezzlement, conversion or any other act involving the misappropriation of funds in the course of the officer’s employment; or (iii) the willful refusal (following written notice) to carry out specific directions of the board of directors; or (iv) commission of any act of gross negligence or intentional misconduct in the performance or non-performance of the officer’s duties as an employee; or (v) any material breach of any material provision of such officer’s agreement.

The agreements define “good reason” to mean (i) the assignment, subject to certain exceptions, to the officer of duties materially inconsistent with his or her position (including status, offices, titles, and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities; (ii) any failure, subject to certain exceptions, by the Company to pay base salary, bonus or other compensation to which the officer is contractually entitled; (iii) requiring the officer to relocate to another office or location; (iv) any termination by the Company of the officer’s employment other than for cause or as a result of such officer’s disability or death; or (v) any failure to obtain an express assumption of such officer’s employment or severance agreement by a successor.

Estimate of Incremental Potential Payments

The following tables set forth estimates of the payments and benefits each Named Executive Officer would receive from the Company upon a termination of employment on December 31, 2008. The closing price of the Company’s stock on such date was $14.50 per share. The amounts shown in respect of equity awards following a change in control would be payable whether or not the executive officer’s employment were terminated. In accordance with SEC rules, the potential payments were determined under the terms of the Company’s plans and arrangements as in effect on December 31, 2008. The tables do not include any previously vested equity awards or accrued benefits. Because the payments to be made to a Named Executive Officer depend on several factors, the actual amounts to be paid out upon a triggering event can only be determined at the time of the triggering event. The footnotes referenced in each table are presented after the last table.

Roger M. Boissonneault—Chief Executive Officer, President & Director

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	—	3,720,000	—	—	3,720,000	3,720,000
Time Vesting Shares(2)	1,422,320	1,422,320	127,849	127,849	1,422,320	1,853,811
Performance Based Shares(2)	127,848	127,848	127,848	127,848	127,848	1,853,796
Options(3)	—	—	—	—	—	—
Welfare Benefit Continuation(4)	17,923	18,412	—	—	19,877	19,877
Excise Tax Gross-up(5)	n/a	n/a	n/a	n/a	n/a	—

Total Value of Incremental Benefits	$1,568,091	$5,288,580	$255,697	$255,697	$5,290,045	$7,447,484

Paul Herendeen—Executive Vice President & Chief Financial Officer
	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	418,723	1,310,263	—	—	1,310,263	1,310,263
Time Vesting Shares(2)	443,393	443,393	57,212	57,212	443,393	829,574
Performance Based Shares(2)	57,212	57,212	57,212	57,212	57,212	829,574
Options(3)	—	—	—	—	—	—
Welfare Benefit Continuation(4)	24,654	—	—	—	—	—
Excise Tax Gross-up(5)	n/a	n/a	n/a	n/a	n/a	—

Total Value of Incremental Benefits	$943,982	$1,810,868	$114,424	$114,424	$1,810,868	$2,969,411

W. Carl Reichel—President, Pharmaceuticals

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	450,934	1,411,056	—	—	1,411,056	1,411,056
Time Vesting Shares(2)	636,484	636,484	57,212	57,212	636,484	829,574
Performance Based Shares(2)	57,212	57,212	57,212	57,212	57,212	829,574
Options(3)	—	—	—	—	—	—
Welfare Benefit Continuation(4)	24,654	—	—	—	—	—
Excise Tax Gross-up(5)	n/a	n/a	n/a	n/a	n/a	—

Total Value of Incremental Benefits	$1,169,284	$2,104,752	$114,424	$114,424	$2,104,752	$3,070,204

Anthony D. Bruno—Executive Vice President, Corporate Development
	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	432,032	1,351,911	—	—	1,351,911	1,351,911
Time Vesting Shares(2)	636,484	636,484	57,212	57,212	636,484	829,574
Performance Based Shares(2)	57,212	57,212	57,212	57,212	57,212	829,574
Options(3)	—	—	—	—	—	—
Welfare Benefit Continuation(4)	24,654	—	—	—	—	—
Excise Tax Gross-up(5)	n/a	n/a	n/a	n/a	n/a	—

Total Value of Incremental Benefits	$1,150,382	$2,045,607	$114,424	$114,424	$2,045,607	$3,011,059

Izumi Hara—Senior Vice President, General Counsel & Corporate Secretary
	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	313,821	313,821	—	—	313,821	632,898
Time Vesting Shares(2)	138,907	138,907	12,486	12,486	138,907	181,047
Performance Based Shares(2)	12,486	12,486	12,486	12,486	12,486	181,047
Restricted Class A common shares(6)	45,534	45,534	—	—	45,534	279,850
Options(3)	—	—	—	—	—	—
Welfare Benefit Continuation(4)	24,654	25,144	—	—	26,608	39,911
Excise Tax Gross-up(5)	n/a	n/a	n/a	n/a	n/a	—

Total Value of Incremental Benefits	$535,402	$535,892	$24,972	$24,972	$537,356	$1,314,753

(1)	Does not include optional payments to extend the non-competition and non-solicitation period in the event of a voluntary termination.

(2)

Amounts shown under the columns entitled “Death,” “Disability” and “Termination without Cause or for Good Reason” include (i) the fair market value ($14.50) of unvested restricted Class A common shares that would vest following such termination, plus (ii) the number of resulting unvested Time Vesting Shares or Performance Based Shares, as applicable, times $1.00. Amounts shown under the columns entitled “For Cause” and “Voluntary Termination” include the amount of unvested Time Vesting Shares or Performance Based Shares, as applicable, resulting from such termination times $1.00. Amounts shown under the column entitled “Termination without Cause or for Good Reason after Change of Control” include the number of unvested Time Vesting Shares or Performance Based Shares that would vest at the time of such termination, times the fair market value ($14.50). These calculations assume the Company would exercise its right to repurchase unvested Time Vesting Shares and Performance Based Shares at $1.00 in the case of any termination not in connection with a change of control.

(3)	As of December 31, 2008, all options held by Messrs. Boissonneault, Reichel, Bruno and Herendeen, and Ms. Hara, were out-of-the-money.

(4)	Represents the estimated cost to the Company of continuing health and welfare benefits.

(5)	This calculation has been performed only for disclosure purposes. Payments in the event of an actual change of control may differ based on factors such as the transaction price, the timing of employment termination and payments, the methodology for valuing options, changes in compensation, and reasonable compensation analyses. The Company did not attribute any value to non-competition covenants or take the position that any part of the value of the performance contingent restricted shares was reasonable compensation for services prior to the change of control. Based on these assumptions, none of the Named Executive Officers would be entitled to a gross-up payment for the period presented.

(6)	Amounts shown under the columns entitled “Death,” “Disability” and “Termination without Cause or for Good Reason” include the number of unvested restricted Class A common shares that would vest following such termination, times the fair market value ($14.50). All unvested restricted Class A common shares not vesting as a result of such termination would be forfeited. Amounts shown under the column entitled “Termination without Cause or for Good Reason after Change of Control” include the number of unvested restricted Class A common shares that would vest at the time of such termination, times the fair market value ($14.50).

RELATED PERSON TRANSACTIONS

Transactions between the Company and the Sponsors and their Affiliates

On January 18, 2005, the Company, Warner Chilcott Holdings Company II, Limited and Warner Chilcott Holdings Company III, Limited, and certain of their respective shareholders (“Shareholders”), including the Sponsors, entered into a shareholders agreement (the “Sponsor Shareholders Agreement”), which was subsequently amended and restated on March 31, 2005. The Sponsor Shareholders Agreement included customary terms regarding the election of members of our boards of directors, matters requiring the consent of a specified majority of Shareholders, share transfer restrictions, rights of first offer, tag-along rights, drag-along rights and certain preemptive rights.

The Sponsor Shareholders Agreement also provided for (i) customary demand registration rights following the six-month anniversary of the Company’s IPO, which require the Company to effect registration of the Registrable Securities (as defined in the Sponsor Shareholders Agreement) upon written request from Sponsors holding more than 10% of the then outstanding Registrable Securities, (ii) customary piggy-back registration rights and (iii) shelf demand registration rights at any time after the 12-month anniversary of the Company’s IPO if the Company becomes eligible to use a registration statement on Form S-3. As of May 15, 2009, the Company has not received any such request by a Sponsor holding 10% or more of the Registrable Securities.

In addition, under the Sponsor Shareholders Agreement, each of the Company, Warner Chilcott Holdings Company II, Limited and Warner Chilcott Holdings Company III, Limited agreed to indemnify the Shareholders with respect to the Sponsor Shareholders Agreement, including with respect to registrations made pursuant to the above-mentioned registration rights, and transactions to which any of the Warner Chilcott entities is a party or any other circumstances with respect to any of the Warner Chilcott entities, or the operations of or services provided by any of the Shareholders to any of the Warner Chilcott entities from time to time.

The Sponsor Shareholders Agreement terminated upon the occurrence of the Company’s IPO in September of 2006, except with respect to registration rights, certain share transfer restrictions, indemnification and certain other provisions. If the Transaction is completed, Warner Chilcott plc will become a party to the Sponsor Shareholders Agreement in the place of Warner Chilcott Limited, and the provisions of the Sponsor Shareholders Agreement that are currently operative as to Warner Chilcott Limited will be operative as to Warner Chilcott plc.

Transactions with Management

The Company, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited, the Sponsors and all of the Named Executive officers are parties to the Management Shareholders Agreement. The agreement, which has terms substantially similar to the Sponsor Shareholders Agreement, (i) includes restrictions on the transfer of the shares of the Company and Warner Chilcott Holdings Company II, Limited held by the Named Executive Officers and their permitted transferees, and (ii) grants various rights to the Named Executive Officers, including tag-along rights, drag-along rights, preemptive rights and piggyback registration rights. The tag-along rights, drag-along rights and preemptive rights terminated upon the Company’s IPO in September of 2006.

In addition, the agreement includes provisions regarding the Company’s rights to repurchase shares of the Named Executive Officers (whether held by the executive or his or her permitted transferees) if the Named Executive Officer’s employment terminates. If the Transaction is completed, Warner Chilcott plc will become a party to the Management Shareholders Agreement in the place of Warner Chilcott Limited, and the provisions of the Management Shareholders Agreement that are currently operative as to Warner Chilcott Limited will be operative as to Warner Chilcott plc.

Transactions with Others

Roger Boissonneault’s daughter, Amber Boissonneault, is employed with the Company as a district manager. Ms. Boissonneault received aggregate compensation, inclusive of her base salary, bonus and Company contribution under the Company’s 401(k) Savings Plan, of $157,710 for her employment in the year ended December 31, 2008.

Policies and Procedures Dealing with the Review, Approval and Ratification of Related Person Transactions

In March 2007, the board of directors adopted a written policy setting forth procedures for the review, approval and ratification of transactions with related persons (the “Policy”). The Audit Committee of the board of directors has been designated as the committee responsible for reviewing, approving or ratifying any related person transactions under the Policy. Pursuant to the Policy, all executive officers, directors, director nominees and any 5% beneficial owners of the Company’s securities are required to notify the Corporate Secretary of any financial transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, involving the Company in which an executive officer, director, director nominee, 5% beneficial owner or any immediate family member of such a person has a direct or indirect material interest. Such officers, directors, nominees, 5% beneficial owners and their immediate family members are considered “related persons” under the Policy. For the above purposes, “immediate family member” includes a person’s spouse, parents, siblings, children, in-laws, step-relatives and any other person sharing the household (other than a tenant or household employee).

The Audit Committee reviews reported transactions or proposed transactions to determine whether the related person involved has a direct or indirect material interest in the transaction. In reviewing the transaction or proposed transaction, the Audit Committee considers all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. The Audit Committee will not approve or ratify a related person transaction unless it determines that, upon consideration of all relevant information, the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders. Related person transactions not approved or ratified by the Audit Committee will not be entered into or continued by the Company. On an annual basis, the Audit Committee reviews previously approved related person transactions, under the standards described above, to determine whether such transactions should continue. If a member of the Audit Committee has a personal interest in a matter before the Audit Committee, the director must disclose the interest to the Audit Committee, and is required to recuse himself or herself from participation in the discussion and vote on the matter.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, MANAGEMENT AND DIRECTORS

The following table and accompanying footnotes show information regarding the beneficial ownership of the Class A common shares of the Company, as of March 16, 2009, by:

•	each person who is known by the Company to own beneficially more than 5% of its Class A common shares;

•	each member of the board of directors and each Named Executive Officer;

•	all members of the board of directors and the executive officers as a group.

For purposes of the table below, we deem Class A common shares subject to options or warrants that are currently exercisable or exercisable within 60 days of March 16, 2009, to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the Class A common shares beneficially owned by them, subject to community property laws, where applicable. As of March 16, 2009, there were 251,261,780 Class A common shares outstanding.

	Securities Beneficially Owned(11)
Name and Address	Common Shares	Percentage of Common Shares
Principal Securityholders:
Bain Capital Investors, LLC(1)	38,045,414	15.1%
DLJ Merchant Banking III, Inc.(2)	39,485,537	15.7%
J.P. Morgan Partners, LLC(3)	38,045,404	15.1%
Thomas H. Lee Partners, L.P.(4)	38,045,410	15.1%
D.E. Shaw & Co., L.P.(5)	22,232,929	8.8%
Directors and Executive Officers:
Roger M. Boissonneault(6)	3,049,874	1.2%
Todd M. Abbrecht(4)	—	—
James H. Bloem	6,781	*
David F. Burgstahler(7)	20,000	*
John P. Connaughton(1)	—	—
John A. King, Ph.D.(8)	1,354,046	*
Stephen P. Murray(3)	—	—
Stephen G. Pagliuca(1)	—	—
Steven C. Rattner	—	—
W. Carl Reichel(9)	1,523,616	*
Anthony D. Bruno(10)	1,450,204	*
Paul Herendeen	1,373,422	*
Izumi Hara	268,954	*
All directors and executive officers as a group (16 persons)	9,909,701	3.9%

*	Less than 1%.

(1)	Includes interests owned by each of Bain Capital Integral Investors II, L.P. (“Integral”), BCIP Trust Associates III, BCIP Trust Associates III-B and BCIP Associates—G. Bain Capital Investors, LLC (“BCI”) is the general partner of Integral and the managing general partner of each other entity. BCI is associated with Bain Capital Partners, LLC, one of our Sponsors. Investment and voting decisions at BCI are made jointly by three or more individuals who are managing directors of the entity, and therefore no individual managing director of BCI is the beneficial owner of the securities, except with respect to the shares in which such member holds a pecuniary interest.

John P. Connaughton is a Managing Director and Member of BCI and may therefore be deemed to share voting and dispositive power with respect to the shares. Mr. Connaughton disclaims any beneficial ownership of any shares beneficially owned by the Bain Capital entities, except to the extent of his pecuniary interest therein.

Stephen G. Pagliuca is a Managing Director of BCI and may therefore be deemed to share voting and dispositive power with respect to the shares. Mr. Pagliuca disclaims any beneficial ownership of any shares beneficially owned by the Bain Capital entities, except to the extent of his pecuniary interest therein. The address of Mr. Pagliuca, Mr. Connaughton and each of the Bain Capital entities is c/o Bain Capital Investors, LLC, 111 Huntington Avenue, Boston, Massachusetts 02199.

(2)	Includes interests owned by DLJMB Overseas Partners III, C.V., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V. and DLJ Offshore Partners III-2, C.V. (collectively, the “Offshore Partners”), DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively and together with the Offshore Partners, the “DLJ Merchant Banking Funds”). DLJMB Overseas Partners III, C.V. is a limited partnership, the managing general partner of which is DLJ Merchant Banking III, Inc. (“MGP”) and the associate general partner of which is DLJMB III (Bermuda), L.P. (“AGP”). The general partner of the AGP is DLJ Merchant Banking III, Inc. Credit Suisse, a Swiss bank, owns the majority of the voting stock of Credit Suisse Holdings (USA), Inc., which in turn owns all of the voting stock of Credit Suisse (USA) Inc. (“CS USA”). The DLJ Merchant Banking Funds are private equity funds advised by indirect subsidiaries of CS USA, including the MGP and the AGP, and form part of Credit Suisse’s asset management business. Credit Suisse Securities (USA) LLC is a subsidiary of CS USA and thus an affiliate of each of the DLJ Merchant Banking Funds. The investment committee of the DLJ Merchant Banking Funds makes investment decisions on the funds’ behalf. The investment committee is comprised of senior investment professionals of the DLJ Merchant Banking Funds. The members of the investment committee are appointed by the general partner of the associate general partner of the DLJ Merchant Banking Funds. The composition of the investment committee changes from time to time. The address of the principal business and office of each of the foregoing is Eleven Madison Avenue, New York, New York 10010. DLJ Merchant Banking is one of our Sponsors.

On January 12, 2007, the DLJ Merchant Banking Funds entered into a voting agreement with the Company, pursuant to which the DLJ Merchant Banking Funds agreed with the Company not to vote any shares of Class A common stock of the Company owned by the DLJ Merchant Banking Funds in excess of 9.99% of the outstanding shares of the Company’s Class A common stock.

The address of each of the DLJ Merchant Banking entities is c/o DLJ Merchant Banking III, Inc., Eleven Madison Avenue, New York, New York 10010, except that the address of the Offshore Partners entities is John B. Gorsiraweg 14, Willemstad, Curacao, Netherlands Antilles.

(3)	In the case of J.P. Morgan Partners, LLC, includes interests owned by J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Selldown) II, L.P. and J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P. (collectively, the “Global Investor Funds”) and J.P. Morgan Partners (BHCA), L.P. (“JPMP BHCA”). The general partner of the Global Investor Funds is JPMP Global Investors, L.P. (“JPMP Global”). The general partner of JPMP BHCA is JPMP Master Fund Manager, L.P. (“JPMP MFM”). The general partner of JPMP Global and JPMP MFM is JPMP Capital Corp. (“JPMP Capital”), a wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded company (“JPM Chase”). Each of JPMP Global, JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Exchange Act, to beneficially own the shares held by the Global Investor Funds and JPMP BHCA. JPMP Capital exercises voting and dispositive power over the securities held by the Global Investor Funds and JPMP BHCA. Voting and disposition decisions at JPMP Capital are made by three or more of its officers, and therefore no individual officer of JPMP Capital is the beneficial owner of the securities. The address of each of the JPMorgan Partners entities is c/o J.P. Morgan Partners, LLC, 270 Park Avenue, New York, New York 10017, except that the address of each Cayman entity is c/o Walkers SPV Limited, PO Box 908 GT, Walker House, George Town, Grand Cayman, Cayman Islands. Each of the Global Investor Funds, JPMP BHCA, JPMP Global, JPMP MFM and JPMP Capital are part of the J.P. Morgan Partners private equity business unit of JPM Chase. J.P. Morgan Partners is one of our Sponsors.

Stephen P. Murray is the President and Chief Executive Officer of CCMP Capital Advisors, LLC, a private equity firm formed in August 2006 when the buyout/growth equity professionals of J.P. Morgan Partners separated from JPM Chase to form an independent private equity platform. Mr. Murray disclaims any beneficial ownership of any shares beneficially owned by the J.P. Morgan Partners entities. The address of Mr. Murray is c/o CCMP Capital Advisors, LLC, 245 Park Avenue, New York, New York 10167.

(4)	Includes interests owned by each of Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P., Thomas H. Lee Investors Limited Partnership, Great West Investors L.P., Putnam Investments Employees’ Securities Company I LLC and Putnam Investments Employees’ Securities Company II LLC. Each of Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. are exempted limited partnerships formed under the laws of the Cayman Islands, each of whose general partner is THL Advisors (Alternative) V, L.P., an exempted limited partnership formed under the laws of the Cayman Islands. Thomas H. Lee Advisors (Alternative) V Limited, LDC, a limited duration company formed under the laws of the Cayman Islands (the “LDC”), is the general partner of THL Advisors (Alternative) V, L.P. The address of each of these entities is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands.

The persons who are members of the LDC are the same persons who are members of Thomas H. Lee Advisors, LLC, a Delaware limited liability company. Thomas H. Lee Advisors, LLC is the general partner of Thomas H. Lee Partners, L.P., a Delaware limited partnership.

Thomas H. Lee Partners, L.P. is one of our Sponsors. Thomas H. Lee Investors Limited Partnership (formerly known as THL-CCI Limited Partnership) is a Massachusetts limited partnership, whose general partner is THL Investment Management Corp., a Massachusetts corporation.

Great West Investors L.P., Putnam Investments Employees’ Securities Company I LLC and Putnam Investments Employees’ Securities Company II LLC are co-investment entities of Thomas H. Lee Partners and each disclaims beneficial ownership of any shares other than the shares held directly by such entity. The address for the Putnam entities is c/o Putnam Investment, LLC, One Post Office Square, Boston, Massachusetts 02109. The address of the Great West Investors L.P. is 8515 E. Orchard Road, Greenwood Village, Colorado 80110.

Todd M. Abbrecht is a member of the LDC, and a Vice President of THL Investment Management Corp., and therefore has shared voting and investment power over, and therefore may be deemed to beneficially own shares held of record by, Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee Parallel (Alternative) Fund V, L.P., Thomas H. Lee Equity (Cayman) Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Mr. Abbrecht disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Abbrecht is c/o Thomas H. Lee Partners, L.P., 100 Federal Street, 35th Floor, Boston, Massachusetts 02110.

(5)	Based upon the statement on Schedule 13G filed with the SEC on February 17, 2009, includes interests beneficially owned by D.E. Shaw & Co., L.P. (“D.E. Shaw & Co., L.P.”), David E. Shaw (“Mr. Shaw”) and D.E. Shaw Valence Portfolios, L.L.C. (“Valence Portfolios”).

Valence Portfolios is a limited liability company organized under the laws of the state of Delaware. D.E. Shaw & Co., L.P. is a limited partnership organized under the laws of the state of Delaware. Mr. Shaw is a citizen of the United States of America. The business address of each of D.E. Shaw & Co., L.P., Mr. Shaw and Valence Portfolios is 120 W. 45th Street, Tower 45, 39th Floor, New York, NY 10036.

Mr. Shaw does not own any shares directly. By virtue of Mr. Shaw’s position as President and sole shareholder of D.E. Shaw & Co., Inc., which is the general partner of D.E. Shaw & Co., L.P., which in turn is the managing member and investment adviser of Valence Portfolios, Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 22,232,929 shares constituting 8.8% of the outstanding shares and, therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. Mr. Shaw disclaims beneficial ownership of such 22,232,929 shares.

(6)	Includes interests owned by The Boissonneault 2005 Children’s Trusts, a trust for which Mr. Boissonneault’s wife, Terri Boissonneault, serves as trustee. The address of Mr. Boissonneault is c/o Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

(7)	Mr. Burgstahler has sole dispositive voting and investment power over the 20,000 shares listed. The address of Mr. Burgstahler is c/o Avista Capital Partners, 65 East 55th Street, 18th Floor, New York, New York 10022.

(8)	Includes interests owned by Highberry Investments Limited No. 3. The address of Dr. King is c/o Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

(9)	Includes interests owned by the William C. Reichel 2006 GRAT, a trust for which Mr. Reichel serves as trustee. The address of Mr. Reichel is c/o Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

(10)	Includes interests owned by the Anthony D. Bruno 2006 GRAT, a trust for which Mr. Bruno’s wife, Gina Bruno, and J.P. Morgan Trust Company of Delaware serve as co-trustees. The address of Mr. Bruno is c/o Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland.

(11)	Includes the following shares of Class A common stock issuable upon the exercise of currently outstanding options, or upon the exercise of outstanding options exercisable within 60 days of March 16, 2009: for Mr. Boissonneault, 479,430 shares; for Mr. Bloem, 1,781 shares; for Mr. Reichel, 479,430 shares; for Mr. Bruno, 479,430 shares; for Mr. Herendeen, 479,430 shares; for Ms. Hara, 12,072 shares; for all directors and executive officers as a group, 1,964,608 shares.

SPECIAL MEETING MATTERS

PROPOSAL NO. 1:

APPROVAL OF SCHEME OF ARRANGEMENT

We are seeking your approval at the Special Meeting of a Scheme of Arrangement under Bermuda law that will effectively change the place of incorporation of Warner Chilcott’s principal holding company from Bermuda to Ireland.

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Transaction, which is part of a broader Reorganization.

The Transaction involves several steps. On                     , 2009, Warner Chilcott Limited, the Bermuda company whose Class A common shares you currently own, formed a new Irish company named Warner Chilcott plc as a direct subsidiary. On                     , 2009, we petitioned the Supreme Court of Bermuda to order the calling of the meeting of Warner Chilcott Limited Class A common shareholders to approve the Scheme of Arrangement. On                     , 2009, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on                     , 2009. If we obtain the necessary shareholder approval, the Supreme Court of Bermuda will hold a second hearing scheduled to be held on or about                     , 2009, to sanction the Scheme of Arrangement (the “Sanction Hearing”). Assuming we receive the necessary approvals from the shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NASDAQ on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all previously outstanding Class A common shares of Warner Chilcott Limited will be cancelled;

2.	Warner Chilcott Limited will issue 100 Class A common shares to Warner Chilcott plc (which will constitute all of Warner Chilcott Limited’s issued shares at such time);

3.	Warner Chilcott plc will issue ordinary shares on a one-for-one basis to the holders of Warner Chilcott Limited Class A common shares that have been cancelled; and

4.	all previously outstanding ordinary shares of Warner Chilcott plc, which prior to the Transaction Time will be held by Warner Chilcott Limited and its nominees, will be acquired by Warner Chilcott plc and will then be cancelled, in accordance with a resolution passed by Warner Chilcott Limited and such nominees.

As a result of the Transaction, the Class A common shareholders of Warner Chilcott Limited will become ordinary shareholders of Warner Chilcott plc and Warner Chilcott Limited will become a wholly owned subsidiary of Warner Chilcott plc.

In connection with consummation of the Transaction:

•

Warner Chilcott plc will assume Warner Chilcott Limited’s existing obligations in connection with awards granted under Warner Chilcott Limited’s Equity Incentive Plan and Management Incentive Plan (assuming the Equity Incentive Plan Amendments and Management Incentive Plan are approved at the Annual Meeting); and

•

Warner Chilcott plc intends to enter into a supplemental indenture to the indenture governing the 8.75% Senior Subordinated Notes issued by one of its U.S. subsidiaries, Warner Chilcott Corporation, with the trustee under such indenture to guarantee Warner Chilcott Corporation’s obligations thereunder.

We refer to the foregoing transactions, together with the steps of the Transaction, as the “Reorganization.”

As of                     , 2009, there were             Class A common shares of Warner Chilcott Limited outstanding. In addition, there were             Class A common shares of Warner Chilcott Limited reserved for issuance pursuant to outstanding equity awards and             Class A common shares available for issuance but unissued under Warner Chilcott Limited’s 2005 Equity Incentive Plan. If the Equity Incentive Plan Amendments are approved at the Annual Meeting, there will be an additional 10,000,000 Class A common shares available for issuance but unissued under Warner Chilcott Limited’s Amended Equity Incentive Plan.

Vote Required for Approval

The approval of the Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of the Warner Chilcott Class A common shares representing 75% or more in value of the Class A common shares present and voting on the proposal at the Special Meeting, whether in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE SCHEME OF ARRANGEMENT

THE REORGANIZATION

The Transaction will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland.

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Transaction, which is part of a broader Reorganization.

The Transaction involves several steps. On                     , 2009, Warner Chilcott Limited, the Bermuda company whose Class A common shares you currently own, formed a new Irish company named Warner Chilcott plc as a direct subsidiary. On                     , 2009, we petitioned the Supreme Court of Bermuda to order the calling of the meeting of Warner Chilcott Limited Class A common shareholders to approve the Scheme of Arrangement. On                     , 2009, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the court-ordered Special Meeting to approve the Scheme of Arrangement on                     , 2009. If we obtain the necessary shareholder approval, the Supreme Court of Bermuda will hold the Sanction Hearing, which is scheduled to be held on or about                     , 2009 to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NASDAQ on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all previously outstanding Class A common shares of Warner Chilcott Limited will be cancelled;

2.	Warner Chilcott Limited will issue 100 Class A common shares to Warner Chilcott plc (which will constitute all of Warner Chilcott Limited’s issued shares at such time);

3.	Warner Chilcott plc will issue ordinary shares on a one-for-one basis to the holders of Warner Chilcott Limited Class A common shares that have been cancelled; and

4.	all previously outstanding ordinary shares of Warner Chilcott plc, which prior to the Transaction Time will be held by Warner Chilcott Limited and its nominees, will be acquired by Warner Chilcott plc and will then be cancelled, in accordance with a resolution passed by Warner Chilcott Limited and such nominees.

As a result of the Transaction, the Class A common shareholders of Warner Chilcott Limited will become ordinary shareholders of Warner Chilcott plc and Warner Chilcott Limited will become a wholly owned subsidiary of Warner Chilcott plc.

In connection with consummation of the Transaction:

•

Warner Chilcott plc will assume Warner Chilcott Limited’s existing obligations in connection with awards granted under Warner Chilcott Limited’s Equity Incentive Plan and Management Incentive Plan (assuming the Equity Incentive Plan Amendments and Management Incentive Plan are approved at the Annual Meeting); and

•

Warner Chilcott plc intends to enter into a supplemental indenture to the indenture governing the 8.75% Senior Subordinated Notes issued by one of its U.S. subsidiaries, Warner Chilcott Corporation, with the trustee under such indenture to guarantee Warner Chilcott Corporation’s obligations thereunder.

We refer to the foregoing transactions, together with the steps of the Transaction, as the Reorganization.

As of                     , 2009, there were                      Class A common shares of Warner Chilcott Limited outstanding. In addition, there were                     Class A common shares of Warner Chilcott Limited reserved for issuance pursuant to outstanding equity awards and                      Class A common shares available for issuance but unissued under Warner Chilcott Limited’s 2005 Equity Incentive Plan. If the Equity Incentive Plan Amendments are approved at the Annual Meeting, there will be an additional 10,000,000 Class A common shares available for issuance but unissued under Warner Chilcott Limited’s Amended Equity Incentive Plan.

Background and Reasons for the Reorganization

Warner Chilcott Limited is currently incorporated in Bermuda. Warner Chilcott’s presence in Ireland dates back to 1996, when a division of Warner Lambert was purchased by an Irish predecessor of the Company. Our Predecessor was incorporated in the United Kingdom (Northern Ireland) and was publicly traded primarily on the London Stock Exchange and also on the NASDAQ in the United States. When our Predecessor was taken private by the Sponsors on January 5, 2005, the group was reorganized with Warner Chilcott Limited, a company organized under the laws of Bermuda, becoming the principal holding company of the group. At that time, Bermuda was chosen as a favorable jurisdiction due to its well-developed and understood legal system and a favorable tax environment that would facilitate the efficient movement of capital between Warner Chilcott’s principal operating subsidiaries in Puerto Rico, the United States, the United Kingdom and Ireland. Bermuda was selected over other jurisdictions affording similar attributes, in part, due to its proximity to the United States and the U.S. public equity market’s comfort level with Bermuda companies. The Sponsors took Warner Chilcott public in 2006 and our shares are now traded on the NASDAQ.

We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation and tax residence for several reasons. Various legislative and regulatory proposals in the United States could be detrimental to companies that are domiciled in countries, like Bermuda, that do not have tax treaties with the United States. If ultimately enacted, these proposals could have a material and adverse impact on the Company and its shareholders. Similarly, other countries that are members of the OECD have raised concerns about the current tax treatment of companies domiciled in jurisdictions, like Bermuda, with which they do not have tax treaties.

We have reviewed a number of alternative jurisdictions with our board of directors and outside advisers, including the United States, where our parent company has never been incorporated or tax resident. A move to the United States was rejected because it would significantly increase the Company’s global effective tax rate and result in significant declines in future earnings. We determined instead that moving the principal holding company of the group from Bermuda to a country with a tax treaty with the United States would be in the best interests of shareholders, employees and other stakeholders, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to Ireland in this manner is the best available option. Ireland offers a stable long-term legal and regulatory environment for the Company because of its strong international relationships as a member of the European Union and the euro zone, its long history of international investment and its robust network of tax treaties with the other European Union member states, the United States and other countries. In reaching this decision we considered the following additional factors:

•	The Company and its predecessors have maintained operations in Ireland to varying degrees since 1996 and we are comfortable doing business in Ireland.

•

Effectively changing the place of incorporation of the group’s principal holding company to Ireland, a European Union country that has a treaty with the United States, may improve our position with respect to certain of the U.S. federal and state legislative and regulatory proposals described above.

•

Effectively changing the place of incorporation and moving the tax residence of the group’s principal holding company to Ireland will improve our position with respect to various OECD and European Union withholding and other tax proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively, and will permit favorable European Union tax directives to apply to us.

•	The Company currently has two Irish subsidiaries with employees that conduct product research and development and certain accounting functions.

•	Ireland is an English-speaking country, is a member of the euro zone and provides ready access to a well-educated and high quality workforce.

•

Ireland, like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to the Company than a civil law system.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change because of differences between Bermuda law and Irish law and between the governing documents of Warner Chilcott Limited and Warner Chilcott plc; the market for Warner Chilcott plc shares may differ from the market for Warner Chilcott Limited shares; legislative action by the U.S. Congress could materially and adversely affect us if it overrides tax treaties upon which we intend to rely; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate; the Reorganization will result in additional direct and indirect costs, even if it is not completed; we may choose to abandon or delay the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility relating to our ability to issue new shares; the transfer of Warner Chilcott plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax and levies. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Amendment, Termination or Delay

Subject to U.S. securities law constraints, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the shareholders of Warner Chilcott Limited at the Special Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by Warner Chilcott Limited shareholders without obtaining that approval.

At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Warner Chilcott Limited and Warner Chilcott plc. Warner Chilcott Limited may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court of Bermuda may think fit to approve or impose.

The board of directors of Warner Chilcott Limited may terminate the Scheme of Arrangement and abandon the Transaction, or delay the Transaction, at any time prior to the effectiveness of the Scheme of Arrangement without obtaining the approval of Warner Chilcott Limited shareholders, even though the Scheme of Arrangement may have been approved by our shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Transaction may have been satisfied.

Unless the Scheme of Arrangement has become effective on or before                     , 2009 or such later date, if any, as Warner Chilcott Limited may agree and the Supreme Court of Bermuda may allow, the Scheme of Arrangement will lapse by its terms and not come into effect.

Conditions to Consummation of the Transaction

The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Scheme of Arrangement is approved by the requisite vote of shareholders of Warner Chilcott Limited;

•	the requisite court order sanctioning the Scheme of Arrangement is obtained from the Supreme Court of Bermuda;

•	the Warner Chilcott plc shares to be issued pursuant to the Transaction are authorized for listing on the NASDAQ, subject to official notice of issuance;

•

all current and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction and related transactions are obtained on terms acceptable to Warner Chilcott and are in full force and effect;

•

Warner Chilcott receives an opinion from Davis Polk & Wardwell in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations—U.S. Federal Income Tax Consideration”; and

•

Warner Chilcott receives an opinion from Arthur Cox, Solicitors in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations—Irish Tax Considerations.”

Court Sanction of the Scheme of Arrangement

Pursuant to Section 99 of the Bermuda Companies Act 1981 (the “Bermuda Companies Act”), the Scheme of Arrangement must be sanctioned by the court in Bermuda. This requires Warner Chilcott Limited to file a petition (the “Petition”) for the Scheme of Arrangement with the Supreme Court of Bermuda. Prior to the mailing of this Proxy Statement, Warner Chilcott Limited obtained directions from the Supreme Court of Bermuda providing for the convening of a Warner Chilcott Limited shareholders’ meeting and other procedural matters regarding the meeting and the Supreme Court of Bermuda proceeding, including a date upon which the Supreme Court of Bermuda will hear the Petition. A copy of the Bermuda Supreme Court’s directions is attached as Annex F to this Proxy Statement. Subject to shareholders of Warner Chilcott Limited approving the Scheme of Arrangement with the vote required by the Bermuda Companies Act, a Sanction Hearing will be required to hear the Petition and sanction the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Warner Chilcott Limited and Warner Chilcott plc. Warner Chilcott Limited may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to Warner Chilcott Limited’s Class A common shareholders. We expect the Sanction Hearing to be held on                     , 2009 at                      at the Supreme Court of Bermuda in Hamilton, Bermuda. If you are a Class A common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court of Bermuda has wide discretion to hear from interested parties. Warner Chilcott Limited will not object to the participation in the Sanction Hearing by any shareholder who holds shares through a broker. In accordance with its terms, the Scheme of Arrangement will become effective as soon as a copy of the Order of the Supreme Court of Bermuda sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies of Bermuda as required by Section 99 of the Bermuda Companies Act. Please see “—Conditions to Consummation of the Transaction” for more information on the conditions to the Transaction.

The Scheme of Arrangement is attached as Annex C to this Proxy Statement. At the Special Meeting, Warner Chilcott Limited Class A common shareholders will be asked to approve the Scheme of Arrangement. If the shareholders approve the Scheme of Arrangement, then Warner Chilcott Limited intends to apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete description of its terms and conditions.

Once the Scheme of Arrangement is effective, the Supreme Court of Bermuda will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Warner Chilcott Limited in writing of its intention at least five business days prior to commencing a new proceeding. After the effective date of the Scheme of Arrangement, no shareholder may commence a proceeding against Warner Chilcott plc or Warner Chilcott Limited in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.

When under any provision of the Scheme of Arrangement a matter is to be determined by Warner Chilcott Limited, then Warner Chilcott Limited will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Warner Chilcott plc shares to Warner Chilcott Limited’s shareholders in connection with the Transaction will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Supreme Court of Bermuda will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Warner Chilcott Limited’s Class A common shareholders. The Supreme Court of Bermuda has fixed the date and time for the Sanction Hearing, which will be held at the Supreme Court of Bermuda in Hamilton, Bermuda, as                     , 2009, at                     . The Warner Chilcott plc shares issued to Warner Chilcott Limited Class A common shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of Warner Chilcott Limited under the Securities Act, as follows:

•

Persons who were not affiliates of Warner Chilcott Limited at the Transaction Time and have not been affiliated within 90 days prior to such time will be permitted to sell any Warner Chilcott plc shares received in the Transaction pursuant to Rule 144.

•

Persons who were affiliates of Warner Chilcott Limited at the Transaction Time or were affiliates within 90 days prior to such time will be permitted to resell any Warner Chilcott plc shares they receive pursuant to the Transaction in the manner permitted by Rule 144.

•	Persons whose shares of Warner Chilcott Limited are subject to transfer restrictions under the Securities Act will receive shares of Warner Chilcott plc that are subject to the same restrictions.

In computing the holding period of the Warner Chilcott plc shares for the purpose of Rule 144(d), such persons will be permitted to “tack” the holding period of their Warner Chilcott Limited shares held prior to the Transaction Time.

Persons who may be deemed to be affiliates of Warner Chilcott Limited and Warner Chilcott plc for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Warner Chilcott Limited and Warner Chilcott plc, and would generally not include shareholders who are not executive officers, directors or significant shareholders of Warner Chilcott Limited and Warner Chilcott plc.

We have not filed a registration statement with the SEC covering any resales of the Warner Chilcott plc shares to be received by Warner Chilcott Limited’s shareholders in connection with the Transaction. Warner Chilcott plc will file certain post-effective amendments to existing effective registration statements of Warner Chilcott Limited concurrently with the completion of the Transaction.

Upon consummation of the Transaction, the ordinary shares of Warner Chilcott plc will be deemed to be registered under Section 12(b) of Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Transaction Time

If the Scheme of Arrangement is approved by the requisite shareholder vote and sanctioned by the Supreme Court of Bermuda and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), the Scheme of Arrangement will become effective upon our filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NASDAQ on the next business day. We currently expect to complete the Transaction in 2009.

In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by our shareholders and the sanction of the Supreme Court of Bermuda. In addition, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been adopted by our shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Transaction may have been satisfied. Please see “—Amendment, Termination or Delay.”

Management of Warner Chilcott plc

When the Transaction is completed, the executive officers and directors of Warner Chilcott Limited immediately prior to the completion of the Transaction will be the executive officers and directors of Warner Chilcott plc. The duration of the terms of office of the directors of Warner Chilcott plc, including the date on which they are next subject to reelection at an annual general meeting, will be the same as those applicable to them at that time in respect of their directorships of Warner Chilcott Limited.

Deeds of Indemnification

Warner Chilcott Limited’s bye-laws currently provide the directors and officers with certain indemnification and expense advancement rights. Upon the completion of the Transaction, we expect that Warner Chilcott Limited and Warner Chilcott plc will enter into deeds of indemnification (the “indemnification agreements”) with each of the directors of Warner Chilcott plc and its Secretary that will provide for indemnification and expense advancement (except in cases where Warner Chilcott plc or any of its subsidiaries is proceeding against the indemnitee) and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. We expect that these indemnification agreements will provide for rights to indemnification substantially similar to those currently provided to the directors and officers of Warner Chilcott Limited, with the primary differences being such modifications as are necessary to account for limitations on the ability of an Irish company to indemnify its directors or its Secretary and to provide protections in respect of the indemnitee’s service to Warner Chilcott Limited prior to the Transaction. In particular, we expect that Warner Chilcott Limited will be the party providing the indemnity, with Warner Chilcott plc agreeing to reimburse Warner Chilcott Limited for the costs of a claim on the indemnity when a direct indemnity by Warner Chilcott plc in favor of the indemnified party would have been permitted under Irish law. For information on the limitations on the ability of an Irish company to indemnify its directors or its Secretary, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

We expect the indemnification agreements to provide that Warner Chilcott Limited will indemnify the indemnitee against claims related to such indemnitee’s service to Warner Chilcott plc, and against claims related to such indemnitee’s service to Warner Chilcott Limited prior to the Transaction that are brought before the sixth anniversary of the Transaction Time, except (i) in respect of any claim as to which a final and nonappealable judgment is rendered against the indemnitee for an accounting of profits made from the purchase or sale by such indemnitee of securities of Warner Chilcott plc pursuant to the provisions of Section 16(b) of the Exchange Act or similar provision of any federal, state or local laws; (ii) in respect of any claim as to which a court of competent jurisdiction has determined in a final and nonappealable judgment that indemnification is not permitted under applicable law; or (iii) in respect of any claim as to which the indemnitee is convicted of a crime constituting a felony under the laws of the jurisdiction where the criminal action was brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which the indemnitee is sentenced to death or imprisonment for a term exceeding one year). We expect the agreements to provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification. We further expect the agreements to provide that prior to seeking an indemnification payment or expense advancement under the agreement, the indemnitee shall seek an indemnification payment or expense advancement under any applicable insurance policy and shall request that Warner Chilcott Limited consider in its discretion whether to make such indemnification payment or expense advancement. We expect the agreements to provide that Warner Chilcott Limited will consider whether to make such indemnification payment or expense advancement based on the facts and circumstances related to the request. In the event an indemnification payment or expense advancement is not received pursuant to an insurance policy, or from Warner Chilcott Limited, within five business days of the later of the indemnitee’s request of the insurer and his or her request of Warner Chilcott Limited, the indemnitee shall be entitled to receive such indemnification payment or expense advancement pursuant to the terms of the agreement. Any appropriate person or body consisting of a member or members of the board of directors of Warner Chilcott plc or any other person or body appointed by the board of directors of Warner Chilcott plc who is not a party to the particular proceeding with respect to which the indemnitee is seeking indemnification, or an independent counsel (if a change of control as defined in the agreement has occurred) may preclude an indemnification payment or expense advance under the agreement if such person or body determines that the indemnitee is not permitted to be indemnified under applicable law. The indemnitee seeking indemnification may challenge such determination. We expect the agreements to provide that in the event the indemnitee receives judgment in his or her favor or the claim against the indemnitee is otherwise disposed of in a manner that allows Warner Chilcott plc to indemnify such indemnitee under its articles of association as then in effect, Warner Chilcott plc will reimburse Warner Chilcott Limited for any related indemnification payments or expense advancements. Indemnification and advancement of expenses will not be made in connection with proceedings brought by the indemnitee against Warner Chilcott plc or any of its subsidiaries or any director or officer of Warner Chilcott plc or any of its subsidiaries, except in specified circumstances.

Interests of Certain Persons in the Reorganization

Except for the indemnification agreements described above, no person who has been a director or executive officer of Warner Chilcott Limited at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Reorganization, except for any interest arising from his or her ownership of securities of Warner Chilcott. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of shares of Warner Chilcott Limited.

Required Vote; Board Recommendation

The Special Meeting will be conducted in accordance with the directions of the Supreme Court of Bermuda. Two (2) persons present in person and representing, in person or by proxy, more than 50% of the total issued Class A common shares constitutes a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. Assuming the presence of a quorum at the meeting, the Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of the Warner Chilcott Limited Class A common shares representing 75% or more in value of the Class A common shares present and voting on the proposal at the meeting, whether in person or by proxy. The distributable reserves proposal and the adjournment proposal require the affirmative vote of holders of at least a majority of the Warner Chilcott shares present in person or by proxy at the meeting and voting on the proposal. Our board of directors has unanimously approved the Scheme of Arrangement and recommends that shareholders vote “FOR” approval of all of the proposals.

Regulatory Matters

We are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Bermuda and Irish corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Under Bermuda law, none of the shareholders of Warner Chilcott Limited has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Exchange of Shares

Assuming the Transaction becomes effective, if you hold your Warner Chilcott Limited Class A common shares in uncertificated book-entry form or through DTC, at the Transaction Time your Class A common shares will be cancelled and Warner Chilcott plc ordinary shares will be issued without any action on your part.

If you hold Warner Chilcott Limited Class A common shares directly in certificated form and the Transaction becomes effective, soon after the Transaction Time our Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Warner Chilcott Limited Class A common share certificates and to apply for share certificates evidencing your ownership in Warner Chilcott plc. The letter of transmittal will contain instructions explaining the procedure for surrendering Warner Chilcott Limited Class A common share certificates and applying for share certificates evidencing your ownership in Warner Chilcott plc. You should not return share certificates with the enclosed proxy card.

Dividend Policy

During the year ended December 31, 2008, we did not pay any cash dividends to our shareholders. We currently intend to retain future earnings to fund the development and growth of our business, and therefore, do not anticipate paying cash dividends within the foreseeable future. Any future payment of dividends will be determined by our board of directors and will depend on our consolidated financial position and results of operations and other factors deemed relevant by our board of directors.

Under Irish law, dividends must be paid out of “distributable reserves,” which Warner Chilcott plc will not have immediately following the Transaction Time but which we are taking steps to create. Please see “Description of Warner Chilcott plc Shares—Dividends” and “Creation of Distributable Reserves.”

For a description of the Irish tax rules relating to dividends, please see “Material Tax Considerations—Irish Tax Considerations.”

Incentive Compensation Plans

If the Transaction is completed, Warner Chilcott plc will adopt and assume Warner Chilcott Limited’s Amended Equity Incentive Plan and Management Incentive Plan (collectively, “Incentive Plans”) (assuming the Equity Incentive Plan Amendments and Management Incentive Plan are approved at the Annual Meeting), and the Incentive Plans will be amended as necessary to give effect to the Transaction, including to provide (1) that shares of Warner Chilcott plc will be issued, held, available or used to measure benefits as appropriate under the Amended Equity Incentive Plan, in lieu of shares of Warner Chilcott Limited, including upon exercise of any options or share appreciation rights or upon vesting of restricted stock units issued under the Amended Equity Incentive Plan, and (2) for the appropriate substitution of Warner Chilcott plc for Warner Chilcott Limited in the Incentive Plans.

Shareholders Agreements

Warner Chilcott Limited is party to the Sponsor Shareholders Agreement and the Management Shareholders Agreement. Most of the operative provisions of the Sponsor Shareholders Agreement and the Management Shareholders Agreement terminated on the Company’s initial public offering in 2006; however, certain provisions under these agreements, including those providing registration rights to the parties to each of the agreements, continue to be in effect. If the Transaction is completed, Warner Chilcott plc will become a party to each of the Sponsor Shareholders Agreement and the Management Shareholders Agreement in the place of Warner Chilcott Limited, and the provisions of each agreement that are currently operative as to Warner Chilcott Limited will be operative as to Warner Chilcott plc.

Stock Exchange Listing

Warner Chilcott Limited’s Class A common shares are currently listed on the NASDAQ. There is currently no established public trading market for the ordinary shares of Warner Chilcott plc. We intend to make application so that, immediately following the Transaction Time, the ordinary shares of Warner Chilcott plc will be listed on the NASDAQ under the symbol “WCRX,” the same symbol under which the Warner Chilcott Limited Class A common shares are currently listed. We do not plan to list our shares on the Irish Stock Exchange at the present time.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Warner Chilcott Limited will be reflected at their historical carrying amounts in the accounts of Warner Chilcott plc at the Transaction Time.

Guarantee of Notes

Upon completion of the Transaction, Warner Chilcott plc intends to enter into a supplemental indenture to the indenture governing the Notes with the trustee under such indenture. Under the supplemental indenture Warner Chilcott plc will guarantee the obligations of Warner Chilcott Corporation under the indenture. In addition, Warner Chilcott Limited intends to be released from its obligations pursuant to the supplemental indenture it entered into in October 2006 under which it guaranteed the Notes.

Effect of the Reorganization on Potential Future Status as a Foreign Private Issuer

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. In addition, as required by Irish law, IFRS Financial Statements will also be prepared and sent to shareholders each year if the Scheme of Arrangement becomes effective and the Transaction is consummated. We will only provide IFRS Financial Statements if required by Irish law.

Warner Chilcott Limited currently is not a “foreign private issuer” within the meaning of the rules promulgated under the Exchange Act, and we do not currently believe that Warner Chilcott plc will qualify as a “foreign private issuer” upon completion of the Reorganization. The definition of a “foreign private issuer” has two parts—one based on a company’s percentage of U.S. resident shareholders and the other on its business contacts with the United States. An organization incorporated under the laws of a foreign country qualifies as a foreign private issuer unless both parts of the definition are satisfied as of the last business day of its most recently completed second fiscal quarter. Warner Chilcott Limited currently satisfies the shareholder test because more than 50% of our outstanding voting securities are held by U.S. residents, and we currently expect that Warner Chilcott plc will meet the shareholder test upon the completion of the Reorganization. The business contacts test requires that any of the following be true with respect to the organization incorporated under the laws of a foreign country: (A) the majority of its executive officers or directors are U.S. citizens or residents; (B) more than 50% of its assets are located in the United States; or (C) its business is administered principally in the United States. Warner Chilcott Limited currently meets the business contacts test, and we currently expect that Warner Chilcott plc will meet the business contacts test upon the completion of the Reorganization. However, Warner Chilcott plc may fail to satisfy the shareholder test and/or the business contacts test at some time in the future and, as a result, qualify for status as a foreign private issuer. If that occurs, Warner Chilcott plc would be exempt from certain requirements applicable to U.S. public companies, including:

•	the rules requiring the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K with the SEC;

•	the SEC’s rules regulating proxy solicitations;

•	the provisions of Regulation FD;

•	the filing of reports of beneficial ownership under Section 16 of the Exchange Act (although beneficial ownership reports may be required under Section 13 of the Exchange Act); and

•	“short-swing” trading liability imposed on insiders who purchase and sell securities within a six-month period.

In addition, Warner Chilcott plc would then be allowed to:

•	file annual reports within six months after the end of a fiscal year, and within four months after the end of a fiscal year beginning with fiscal years ending on or after December 15, 2011;

•	include more limited compensation disclosure in its filings with the SEC;

•	apply accounting principles other than U.S. GAAP to its financial statements, although reconciliation to U.S. GAAP would be required if IFRS is not used; and

•	choose which reporting currency to use in presenting its financial statements.

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. Holders (as defined below) of the Transaction and of investing in the Warner Chilcott plc shares received in the Transaction. The information presented under the caption “Irish Tax Considerations” is a discussion of the material Irish tax consequences of the Transaction and of investing in the Warner Chilcott plc shares. The information presented under the caption “Bermuda Tax Considerations” is a discussion of the material Bermuda tax consequences of the Transaction.

You should consult your tax adviser regarding the applicable tax consequences to you of the Transaction and investing in the Warner Chilcott plc shares under the laws of the United States (federal, state and local), Ireland, Bermuda and any other applicable foreign jurisdiction.

U.S. Federal Income Tax Considerations

The following are the material U.S. federal income tax consequences of the Transaction and of owning and disposing of Warner Chilcott plc shares. This discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation and does not purport to be a comprehensive description of all tax considerations that may be relevant to a particular person’s decision to continue to hold Warner Chilcott plc shares. This discussion applies only to U.S. Holders that hold their Warner Chilcott Limited shares and will hold their Warner Chilcott plc shares as capital assets for U.S. federal income tax purposes. In addition, it does not describe all of the tax consequences that may be relevant in light of a U.S. Holder’s particular circumstances, and does not address the tax consequences applicable to U.S. Holders subject to special rules, such as:

•

a holder of Warner Chilcott Limited shares who, at any time prior to or on the date of the Transaction, and a holder of Warner Chilcott plc shares immediately thereafter who, actually or constructively owned or will own 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	a U.S. Holder who is also resident or ordinarily resident in Ireland for Irish tax purposes or who is otherwise subject to Irish income tax or capital gains tax with respect to our shares;

•	a bank or other financial institution;

•	an insurance company;

•	dealers or traders in securities who use a mark-to-market method of tax accounting;

•	persons holding shares as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares;

•	a U.S. Holder whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships for U.S. federal income tax purposes;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”;

•	a person who is liable for the alternative minimum tax;

•	a U.S. expatriate;

•	a real estate investment trust;

•	a regulated investment company;

•	a broker-dealer or trader in securities or currencies;

•	persons who acquired our shares pursuant to the exercise of an employee stock option or otherwise as compensation; or

•	persons holding our shares in connection with a trade or business conducted outside of the United States.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Warner Chilcott Limited or Warner Chilcott plc shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax consequences of the Transaction and of holding and disposing of shares of Warner Chilcott plc.

In addition, this discussion does not address the tax consequences of holders of Warner Chilcott Limited shares or Warner Chilcott plc shares who are not U.S. holders.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

A “U.S. Holder” is a holder who as a result of the Transaction is a beneficial owner of Warner Chilcott plc shares and for U.S. federal income tax purposes is:

•	an individual citizen or individual resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

U.S. Holders should consult their tax advisers concerning the U.S. federal, state, local and foreign tax consequences of the Transaction and of owning and disposing of Warner Chilcott plc shares in their particular circumstances.

This discussion assumes that Warner Chilcott Limited was not, and that neither it nor Warner Chilcott plc will become, a passive foreign investment company (a “PFIC”), as described below.

Tax Consequences of the Transaction

We have received an opinion of Davis Polk & Wardwell (“tax counsel”), dated as of the date of this Proxy Statement, that the Transaction will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and that Warner Chilcott Limited and Warner Chilcott plc will each be a party to that reorganization within the meaning of Section 368(b) of the Code, and the discussion below assumes that the Transaction will be so treated. We will not complete the Transaction unless tax counsel confirms its opinion as of the closing date.

In rendering its opinion, tax counsel has relied, and the confirmatory opinion regarding the Transaction (the “closing date opinion”) will rely, on (1) representations and covenants made by Warner Chilcott Limited and Warner Chilcott plc, including those contained in certificates of officers of Warner Chilcott Limited and Warner Chilcott plc, and (2) specified assumptions, including an assumption regarding the completion of the Transaction in the manner contemplated by the Scheme of Arrangement. In addition, tax counsel has expressly conditioned its opinion on the assumption that there will be no changes in existing facts or in law between the date of this Proxy Statement and the closing date of the Transaction. If any of those representations, covenants or assumptions is inaccurate as of the closing date, tax counsel may not be able to provide the required closing date opinion or the tax consequences of the Transaction could differ from those described in the opinion that tax counsel has delivered. An opinion of tax counsel neither binds the Internal Revenue Service (“IRS”) nor precludes the IRS or the courts from adopting a contrary position. Neither Warner Chilcott Limited nor Warner Chilcott plc intends to obtain a ruling from the IRS on the tax consequences of the Transaction.

Tax Consequences to Warner Chilcott Limited and Warner Chilcott plc

Neither Warner Chilcott Limited nor Warner Chilcott plc will recognize any gain or loss for U.S. federal income tax purposes as a result of the Transaction.

Tax Consequences to U.S. Holders

A U.S. Holder who receives Warner Chilcott plc shares in the Transaction will not recognize any gain or loss solely as a result of the Transaction. Such U.S. Holder will have an adjusted tax basis in the Warner Chilcott plc shares received in the Transaction equal to the adjusted tax basis of the Warner Chilcott Limited shares surrendered by that holder in the Transaction. The holding period for the Warner Chilcott plc shares received in the Transaction will include the holding period for the Warner Chilcott Limited Class A common shares surrendered therefor. Under applicable Treasury regulations, a U.S. Holder will not be required to file a “gain recognition agreement” with the IRS solely as a result of the Transaction.

Tax Consequences of Owning Warner Chilcott plc Shares

Taxation of Distributions

Although Warner Chilcott plc does not currently plan to pay dividends (see “The Reorganization—Dividend Policy”), any future distributions paid on Warner Chilcott plc shares will be treated as taxable dividends to the extent of Warner Chilcott plc’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that a distribution paid with respect to our shares exceeds our current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), it will be treated as a non-taxable return of capital to the extent of the shareholder’s basis in the shares, and thereafter generally should be treated as a capital gain. Please see “—Sale or Other Disposition of Warner Chilcott plc Shares.” Because Warner Chilcott plc will not maintain calculations of its earnings and profits under U.S. federal income tax principles, it is expected that distributions generally will be reported to U.S. Holders as dividends. Dividends received by a non-corporate U.S. Holder in tax years prior to 2011 will be eligible to be taxed at reduced rates if the U.S. Holder meets certain holding period and other applicable requirements. This reduced rate is not available for dividends paid by a PFIC (described below) or in certain other situations. As described below, Warner Chilcott Limited believes it was not a PFIC for U.S. federal income tax purposes for its 2008 taxable year and it does not expect it or Warner Chilcott plc to become a PFIC in the foreseeable future.

Dividends received by a corporate U.S. holder will not be eligible for the dividends-received deduction generally available to U.S. corporate shareholders under the Code for dividends received from certain U.S. corporations.

Sale or Other Disposition of Warner Chilcott plc Shares

For U.S. federal income tax purposes, gain or loss recognized on the sale or other disposition of Warner Chilcott plc shares generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder held the shares for more than one year. The amount of the gain or loss will equal the difference between the U.S. Holder’s adjusted tax basis in the Warner Chilcott plc shares disposed of and the amount realized on the disposition, in each case as determined in U.S. dollars. There are limitations on the deductibility of capital losses. Gain, if any, will generally be U.S.-source gain and generally will constitute passive income for foreign tax credit limitation purposes.

Passive Foreign Investment Company Rules

Warner Chilcott Limited believes that it was not a PFIC (generally, a foreign corporation that has a specified percentage of “passive” income or assets, after the application of certain “look-through” rules) for U.S. federal income tax purposes for its 2008 taxable year and it does not expect it or Warner Chilcott plc to become a PFIC in the foreseeable future. However, because PFIC status depends on the composition of a company’s income and assets and the market value of its assets from time to time, there can be no assurance that Warner Chilcott plc will not be a PFIC for any taxable year. If Warner Chilcott Limited was or Warner Chilcott plc is a PFIC for any taxable year during which a U.S. Holder held Warner Chilcott Limited shares or holds Warner Chilcott plc shares, certain adverse tax consequences could apply to such U.S. Holder.

Treatment of Certain Irish Taxes

Any Irish stamp duty or Irish capital acquisitions tax imposed on a U.S. Holder as described below under the heading “Irish Tax Considerations” will not be creditable against U.S. federal income taxes, although a U.S. Holder may be entitled to deduct such taxes, subject to applicable limitations under the Code. U.S. Holders should consult their tax advisers regarding the tax treatment of these Irish taxes.

Information Reporting and Backup Withholding

Payments of dividends and sales proceeds that are made within the United States or through certain U.S.-related financial intermediaries generally are subject to information reporting, and may be subject to backup withholding, unless (i) the U.S. Holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding.

The amount of any backup withholding from a payment to a holder will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle it to a refund, provided that the required information is timely furnished to the IRS.

U.S. holders that own at least 5% by vote or value of Warner Chilcott Limited shares immediately before the Transaction will be required to file certain Section 368(a) reorganization statements.

Irish Tax Considerations

Scope of Discussion

The following is a general summary of the main Irish tax considerations applicable to certain investors who are the owners of Warner Chilcott plc shares. It is based on existing Irish law and practices in effect on the date of this Proxy Statement and on discussions and correspondence with the Irish Revenue Commissioners. Legislative, administrative or judicial changes may modify the tax consequences described below.

The statements do not constitute tax advice and are intended only as a general guide. Furthermore, this information applies only to Warner Chilcott plc shares held as capital assets and does not apply to all categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired their Warner Chilcott plc shares by virtue of an office or employment. This summary is not exhaustive and shareholders should consult their own tax advisers as to the tax consequences in Ireland, or other relevant jurisdictions of the Transaction, including the acquisition, ownership and disposition of the Warner Chilcott plc shares.

Irish Tax on Chargeable Gains

The receipt by Warner Chilcott Limited shareholders of Warner Chilcott plc shares as consideration for the cancellation of their Warner Chilcott Limited shares in the Transaction will not give rise to a liability to Irish tax on chargeable gains for persons that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold such shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency.

The issuance, pursuant to the Transaction, of Warner Chilcott plc shares to holders of Warner Chilcott Limited shares who are resident or ordinarily resident for tax purposes in Ireland, or who hold their shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency, should be treated as falling within the relief for a reorganization for the purposes of taxation of chargeable gains. Accordingly, the Warner Chilcott plc shares issued to holders of Warner Chilcott Limited shares in accordance with their entitlements as holders of Warner Chilcott Limited shares should be treated as the same asset and as acquired at the same time as the Warner Chilcott Limited shares. Shareholders should consult their own tax adviser if they believe they may be subject to Irish tax.

A subsequent disposal of Warner Chilcott plc shares by a shareholder who is resident or ordinarily resident in Ireland may, depending on the circumstances (including the availability of exemptions and reliefs, and taking into account the price paid or treated as paid for the asset), give rise to a chargeable gain or allowable loss for the purposes of the Irish taxation of chargeable gains. The rate of capital gains tax in Ireland is 25%.

A holder of Warner Chilcott plc shares who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish taxation on any chargeable gain realized.

Holders of Warner Chilcott plc shares who are not resident or, in the case of individuals, ordinarily resident for tax purposes in Ireland should not be liable for Irish tax on chargeable gains realized on a subsequent disposal of their Warner Chilcott plc shares unless such shares are used, held or acquired for the purposes of a trade or business carried on by such holder in Ireland through a branch or agency.

Withholding Tax on Dividends

Warner Chilcott does not currently anticipate paying cash dividends within the foreseeable future. Please see “The Reorganization—Dividend Policy.” However, if in the future Warner Chilcott makes distributions to its shareholders, such distributions will generally be subject to dividend withholding tax (“DWT”) at the standard rate of Irish income tax (currently 20%) unless one of the exemptions described below applies. DWT (if any) arises in respect of dividends paid by Irish resident companies. For DWT purposes, a dividend includes any distribution that may be made by Warner Chilcott to its shareholders, including cash dividends, non-cash dividends and additional stock or units taken in lieu of a cash dividend. Warner Chilcott is responsible for withholding DWT at source in respect of a distribution and forwarding the relevant payment to the Irish Revenue Commissioners.

Certain shareholders (both individual and corporate) are entitled to an exemption from DWT. In particular, a non-Irish resident shareholder is not subject to DWT on dividends received from Warner Chilcott if the shareholder is:

•	an individual shareholder resident for tax purposes in a “relevant territory,” and the individual is neither resident nor ordinarily resident in Ireland;

•	a corporate shareholder that is not resident for tax purposes in Ireland and which is ultimately controlled, directly or indirectly, by persons resident in a “relevant territory;”

•

a corporate shareholder resident for tax purposes in a “relevant territory” provided that the corporate shareholder is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

•

a corporate shareholder that is not resident for tax purposes in Ireland and whose principal class of shares (or those of its 75% parent) is substantially and regularly traded on a recognized stock exchange either in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance; or

•

a corporate shareholder that is not resident for tax purposes in Ireland and is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance;

and provided that, in all cases noted above but subject to the matters described below, the shareholder has provided the appropriate forms to his or her broker (and the relevant information is further transmitted to Warner Chilcott or any qualifying intermediary appointed by Warner Chilcott) before the record date for the dividend (in the case of shares held through DTC), or to Warner Chilcott’s Transfer Agent at least seven business days before such record date (in the case of shares held outside of DTC).

Prior to paying any dividend Warner Chilcott will put in place an agreement with an entity which is recognized by the Irish Revenue Commissioners as a “qualifying intermediary” which satisfies one of the Irish requirements for dividends to be paid free of DWT to certain shareholders who hold their shares through DTC, as described below. The agreement will generally provide for certain arrangements relating to distributions in respect of those shares of Warner Chilcott that are held through DTC (the “Deposited Securities”). The agreement will provide that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution with respect to the Deposited Securities, after Warner Chilcott delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Warner Chilcott will rely on information received directly or indirectly from brokers and its Transfer Agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax forms, as described below. Shareholders who are required to file Irish forms in order to receive dividends free of DWT should note that such forms are valid for five years and new forms must be filed before the expiration of that period in order to continue to enable them to receive dividends without DWT. Links to the various Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html.

For a list of “relevant territories” as defined for the purposes of DWT, please see Annex E to this Proxy Statement.

Shares Held by U.S. Resident Shareholders

Dividends paid on Warner Chilcott shares that are owned by residents of the U.S. and held through DTC will not be subject to DWT provided that the address of the beneficial owner of the shares in the records of the broker is in the United States. Warner Chilcott strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Warner Chilcott).

Dividends paid on Warner Chilcott shares that are owned by residents of the U.S. on, and were acquired on or before, May 11, 2009 and held outside of DTC will not be subject to DWT provided that the shareholder has provided a valid Form W-9 showing a U.S. address to Warner Chilcott’s Transfer Agent. Warner Chilcott strongly recommends that such shareholders ensure that an appropriate Form W-9 has been provided to Warner Chilcott’s Transfer Agent. Dividends paid on Warner Chilcott shares that are owned by residents of the U.S. and acquired after May 11, 2009 and which are held outside of DTC will not be subject to DWT provided that the shareholder has completed the appropriate Irish dividend withholding tax form. Such shareholders must provide the appropriate Irish dividend withholding tax forms to Warner Chilcott’s Transfer Agent at least seven business days before the record date for the first dividend payment to which they are entitled. Warner Chilcott strongly recommends that such shareholders complete the appropriate Irish forms and provide them to Warner Chilcott’s Transfer Agent as soon as possible after acquiring their shares.

If any shareholder who is resident in the U.S. receives a dividend subject to DWT, he or she should generally be able to make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Shares Held by Residents of “Relevant Territories” Other Than the United States

Shareholders who are residents of “relevant territories” other than the United States (regardless of when such shareholders acquired their shares) must complete the appropriate Irish dividend withholding tax forms in order to receive dividends without DWT. Such shareholders must provide the appropriate Irish dividend witholding tax forms to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Warner Chilcott) before the record date for the first dividend to which they are entitled (in the case of shares held through DTC), or to Warner Chilcott’s Transfer Agent at least seven business days before such record date (in the case of shares held outside of DTC). Warner Chilcott strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Warner Chilcott’s Transfer Agent, as the case may be, as soon as possible.

If any shareholder who is resident in a “relevant territory” receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Please note that this exemption from DWT does not apply to a Warner Chilcott shareholder (other than a body corporate) that is resident or ordinarily resident in Ireland or to a body corporate that is under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland. However, it may be possible for such a shareholder to rely on a double tax treaty to limit the applicable DWT.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders will be subject to DWT in respect of dividends paid on their Warner Chilcott shares.

Shareholders that are residents of Ireland but are entitled to receive dividends without DWT must complete the appropriate Irish forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Warner Chilcott) before the record date for the first dividend to which they are entitled (in the case of shares held through DTC), or to Warner Chilcott’s Transfer Agent at least seven business days before such record date (in the case of shares held outside of DTC). Shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax adviser.

Shares Held by Other Persons

Warner Chilcott shareholders who do not reside in “relevant territories” or in Ireland will be subject to DWT, but there are a number of other exemptions that could apply on a case-by-case basis. Dividends paid to such shareholders will be paid subject to DWT unless the relevant shareholder has provided the appropriate Irish dividend withholding tax form to his or her broker (so that such broker can further transmit the relevant information to a qualifying intermediary appointed by Warner Chilcott) prior to the record date for the first dividend to which they are entitled (in the case of shares held through DTC), or to Warner Chilcott’s Transfer Agent at least seven business days before such record date (in the case of shares held outside of DTC). Warner Chilcott strongly recommends that such shareholders to whom an exemption applies complete the appropriate Irish forms and provide them to their brokers or Warner Chilcott’s Transfer Agent, as the case may be, as soon as possible.

If any shareholder who is not a resident of a “relevant territory” or Ireland but is exempt from withholding receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Income Tax on Dividends Paid on Warner Chilcott Shares

Irish income tax (if any) arises in respect of dividends paid by Irish resident companies.

A shareholder who is not resident or ordinarily resident in Ireland and who is entitled to an exemption from DWT generally has no liability to Irish income tax or the income and health levies on a dividend from Warner Chilcott unless he or she holds his or her Warner Chilcott shares through a branch or agency in Ireland through which a trade is carried on.

A shareholder who is not resident or ordinarily resident in Ireland and who is not entitled to an exemption from DWT generally has no additional Irish income tax liability or a liability to the levies unless he or she holds his or her Warner Chilcott shares through a branch or agency in Ireland through which a trade is carried on. The DWT deducted by Warner Chilcott discharges such liability to tax provided that the shareholder furnishes a statement of DWT imposed to the Irish Revenue Commissioners.

A shareholder who is a resident of a “relevant territory” or otherwise exempt from Irish dividend withholding tax but who receives dividends subject to DWT should be able to make a reclaim of the DWT from the Irish Revenue Commissioners unless he or she holds his or her Warner Chilcott shares through a branch or agency in Ireland through which a trade is carried on.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and/or levies on dividends received from Warner Chilcott. Such shareholders should consult their own tax adviser.

Capital Acquisitions Tax

Irish capital acquisitions tax (“CAT”) comprises principally of gift tax and inheritance tax. CAT could apply to a gift or inheritance of Warner Chilcott plc ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Warner Chilcott plc ordinary shares are regarded as property situated in Ireland as the share register of Warner Chilcott must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is levied at a rate of 25 percent above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT.

Stamp Duty

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Transaction.

No Irish stamp duty will be payable on the cancellation of the Class A common shares of Warner Chilcott Limited or the issue of Warner Chilcott plc ordinary shares under the Transaction.

Shares Held Through DTC

A transfer of Warner Chilcott plc shares from a seller who holds shares through DTC to a buyer who holds the acquired shares through DTC will not be subject to Irish stamp duty.

Shares Held Outside of DTC or Transferred Into or Out of DTC

A transfer of Warner Chilcott plc shares by a seller who holds shares outside of DTC to any buyer, or by a seller who holds the shares through DTC to a buyer who holds the acquired shares outside of DTC, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher). Irish stamp duty is a liability of the buyer or transferee. A shareholder who holds Warner Chilcott plc shares outside of DTC may transfer those shares into DTC (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and at the time of the transfer into DTC (or vice versa) there is no agreement for the sale of the shares by the beneficial owner to a third party. In order to benefit from this exemption from Irish stamp duty, the seller must confirm to Warner Chilcott plc that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and there is no agreement for the sale of the shares by the beneficial owner to a third party.

Because of the potential Irish stamp duty on transfers of Warner Chilcott plc shares, Warner Chilcott strongly recommends that all directly registered shareholders open broker accounts so they can transfer their shares into DTC as soon as possible. Warner Chilcott also strongly recommends that any person who wishes to acquire Warner Chilcott plc shares after completion of the Transaction acquires such shares through DTC.

Bermuda Tax Considerations

The Transaction will not result in any income tax consequences under Bermuda law to Warner Chilcott Limited or Warner Chilcott plc or their respective shareholders.

SPECIAL MEETING

PROPOSAL NO. 2:

APPROVAL OF CREATION OF DISTRIBUTABLE RESERVES

Under Irish law, Warner Chilcott plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts to enable it to make distributions (including the payment of cash dividends) to its shareholders or to buy back shares. Please see “Description of Warner Chilcott plc Shares—Dividends” and “Description of Warner Chilcott plc Shares—Share Repurchases and Redemptions.” Immediately following implementation of the Transaction, the unconsolidated balance sheet of Warner Chilcott plc will not contain any distributable reserves, and “shareholders’ equity” in such balance sheet will be comprised entirely of “share capital” (equal to the aggregate par value of the Warner Chilcott plc shares issued in the Transaction) and “share premium” (resulting from the issuance of Warner Chilcott plc shares in the Transaction and equal to (a) the aggregate market value of the Warner Chilcott Limited shares as of the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, less (b) the share capital). The current shareholders of Warner Chilcott plc (which are Warner Chilcott Limited and its nominees) have passed a resolution that would create distributable reserves following the Transaction by converting to distributable reserves all of the share premium of Warner Chilcott plc. Based upon the closing sale price of Warner Chilcott Limited’s Class A common shares on                    , 2009, if the Transaction Time were to occur after the close of trading on that date, distributable reserves of Warner Chilcott plc created in this manner would be approximately $             billion.

If the Scheme of Arrangement is approved, the board of directors asks that the shareholders approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc) that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc.

We refer to this proposal as the “distributable reserve proposal.”

Please see “Creation of Distributable Reserves.”

The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Warner Chilcott Limited approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Warner Chilcott plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction.

Vote Required for Approval

The approval of the distributable reserves proposal requires the affirmative vote of holders of at least a majority of the Warner Chilcott shares present in person or by proxy at the Special Meeting and voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE CREATION OF DISTRIBUTABLE RESERVES

CREATION OF DISTRIBUTABLE RESERVES

Under Irish law, Warner Chilcott plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to buy back shares. Please see “Description of Warner Chilcott plc Shares—Dividends” and “Description of Warner Chilcott plc Shares—Share Repurchases and Redemptions.” Immediately following implementation of the Transaction, the unconsolidated balance sheet of Warner Chilcott plc will not contain any distributable reserves, and “shareholders’ equity” in such balance sheet will be comprised entirely of “share capital” (equal to the aggregate par value of the Warner Chilcott plc shares issued in the Transaction) and “share premium” (resulting from the issuance of Warner Chilcott plc shares in the Transaction and equal to (a) the aggregate market value of the Warner Chilcott Limited shares as of the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, less (b) the share capital). The current shareholders of Warner Chilcott plc (which are Warner Chilcott Limited and its nominees) have passed a resolution that would create distributable reserves following the Transaction by converting to distributable reserves all of the share premium of Warner Chilcott plc. Based upon the closing sale price of Warner Chilcott Limited’s Class A common shares on                    , 2009, if the Transaction Time were to occur after the close of trading on that date, distributable reserves of Warner Chilcott plc created in this manner would be approximately $              billion.

If the Scheme of Arrangement is approved, shareholders of Warner Chilcott Limited also will be asked at the Special Meeting to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc) that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc. If the shareholders of Warner Chilcott Limited approve the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the High Court of Ireland, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the High Court of Ireland is expected to be obtained within two months of the consummation of the Transaction.

The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Warner Chilcott Limited approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Warner Chilcott plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction. In addition, although we are not aware of any reason why the High Court of Ireland would not approve the creation of distributable reserves, there is no guarantee that such approval will be forthcoming.

DESCRIPTION OF WARNER CHILCOTT PLC SHARES

The following description of Warner Chilcott plc’s share capital is a summary. This summary is not complete and is subject to the complete text of Warner Chilcott plc’s forms of memorandum and articles of association attached as Annex D to this Proxy Statement and to the Irish Companies Acts. We encourage you to read those documents and laws carefully. There are differences between Warner Chilcott Limited’s memorandum of association and bye-laws and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction. See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects Warner Chilcott plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capital Structure

Authorized Share Capital. The authorized share capital of Warner Chilcott plc is €40,000 and $6,000,000, divided into 40,000 ordinary shares with a par value of €l per share, 500,000,000 ordinary shares with a par value of $0.01 per share and 100,000,000 preferred shares with a par value of $0.01 per share. The authorized share capital includes 40,000 ordinary shares with a par value of €1 per share in order to satisfy statutory requirements for the incorporation of all Irish public limited companies.

Warner Chilcott plc may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. Following the Transaction, we expect that Warner Chilcott plc will have issued approximately $              of its authorized share capital of $6,000,000, with such issued share capital comprised of approximately              ordinary shares with a par value of $0.01 each. This means that Warner Chilcott plc would be able to issue further shares with a total nominal value of approximately $            , comprised of approximately              ordinary shares with a nominal value of $0.01 each and 100,000,000 preferred shares with a nominal value of $0.01 each (as well as 40,000 ordinary shares with a par value of €1 per share). In connection with the Transaction, Warner Chilcott plc will also assume Warner Chilcott Limited’s existing obligations to deliver shares under our Amended Equity Incentive Plan (or our 2005 Equity Incentive Plan, if the Equity Incentive Plan Amendments are not approved at the Annual Meeting) pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, the articles of association of Warner Chilcott plc authorize the board of directors of Warner Chilcott plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Warner Chilcott plc’s incorporation.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Warner Chilcott plc’s shareholders. The shares comprising the authorized share capital of Warner Chilcott plc may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Warner Chilcott plc’s articles of association. Warner Chilcott plc’s articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preferred shares issued by Warner Chilcott plc. Preferred shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of Warner Chilcott plc may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Warner Chilcott plc, and may be convertible into or exchangeable for shares of any other class or classes of Warner Chilcott plc, depending on the terms of such preferred shares.

Issued Share Capital. Immediately prior to the Transaction, the issued share capital of Warner Chilcott plc will be €40,000, comprised of 40,000 ordinary shares with a par value of €l per share (the “Euro Share Capital”).

In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Warner Chilcott plc and will then be cancelled by Warner Chilcott plc. We expect that Warner Chilcott plc will then issue approximately                      ordinary shares with a par value of $0.01 each. All shares issued on completion of the Transaction will be issued as fully paid up.

Preemption Rights, Share Warrants and Share Options

Certain statutory preemption rights apply automatically in favor of Warner Chilcott plc’s shareholders where shares in Warner Chilcott plc are to be issued for cash. However, Warner Chilcott plc has opted out of these preemption rights in its articles of association as permitted under Irish company law. Because Irish law requires that this opt-out be renewed every five years by a special resolution of the shareholders, Warner Chilcott plc’s articles of association provide that this opt-out will expire five years from the date of Warner Chilcott plc’s incorporation. A special resolution requires not less than 75% of the votes of Warner Chilcott plc’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Warner Chilcott plc pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory preemption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The articles of association of Warner Chilcott plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Warner Chilcott plc is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. Thus, the board may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Warner Chilcott plc less accumulated realized losses of Warner Chilcott plc. In addition, no distribution or dividend may be made unless the net assets of Warner Chilcott plc are equal to, or in excess of, the aggregate of Warner Chilcott plc’s called up share capital plus undistributable reserves and the distribution does not reduce Warner Chilcott plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Warner Chilcott plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Warner Chilcott plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Warner Chilcott plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Warner Chilcott plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts which give a “true and fair view” of Warner Chilcott plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Warner Chilcott plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Creation of Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Warner Chilcott plc. Warner Chilcott plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Warner Chilcott plc without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Warner Chilcott plc may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Warner Chilcott plc in relation to the shares of Warner Chilcott plc.

The directors of Warner Chilcott plc are also entitled to issue shares with preferred rights to participate in dividends declared by Warner Chilcott plc. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations—Irish Tax Considerations.”

Share Repurchases and Redemptions

Overview

Article 3(d) of Warner Chilcott plc’s articles of association provides that any ordinary share which Warner Chilcott plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Warner Chilcott plc will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by Warner Chilcott plc.” If the articles of association of Warner Chilcott plc did not contain Article 3(d), repurchases by Warner Chilcott plc would be subject to many of the same rules that apply to purchases of Warner Chilcott plc shares by subsidiaries described below under “—Purchases by Subsidiaries of Warner Chilcott plc,” including the shareholder approval requirements described below and the requirement that any market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this Proxy Statement to repurchasing or buying back ordinary shares of Warner Chilcott plc, we are referring to the redemption of ordinary shares by Warner Chilcott plc pursuant to Article 3(d) of the articles of association or the purchase of ordinary shares of Warner Chilcott plc by a subsidiary of Warner Chilcott plc, in each case in accordance with the Warner Chilcott plc articles of association and Irish company law as described below.

Repurchases and Redemptions by Warner Chilcott plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Although Warner Chilcott plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Creation of Distributable Reserves.” The issue of redeemable shares may only be made by Warner Chilcott plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Warner Chilcott plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may be, upon redemption, cancelled or held in treasury. Shareholder approval will not be required to redeem Warner Chilcott plc shares.

The board of directors of Warner Chilcott plc will also be entitled to issue preferred shares which may be redeemed at the option of either Warner Chilcott plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Warner Chilcott plc at any time must not exceed 10% of the nominal value of the issued share capital of Warner Chilcott plc. While Warner Chilcott plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Warner Chilcott plc or re-issued subject to certain conditions.

Purchases by Subsidiaries of Warner Chilcott plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to make either market or non-market purchases of shares of Warner Chilcott plc. A general authority of the shareholders of Warner Chilcott plc is required to allow a subsidiary of Warner Chilcott plc to make market purchases of Warner Chilcott plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular market purchase by a subsidiary of Warner Chilcott plc shares is required. We intend that Warner Chilcott Limited and the nominee shareholders of Warner Chilcott plc will adopt a resolution prior to the Transaction Time to permit subsidiaries to make market purchases of Warner Chilcott plc shares from the later of (a) the Transaction Time and (b) the date on which the NASDAQ becomes a recognized stock exchange for this purpose. This authority will expire at the 2010 annual general meeting. Warner Chilcott plc may seek the renewal of such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Warner Chilcott plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Warner Chilcott plc to make a market purchase of Warner Chilcott plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NASDAQ, on which the shares of Warner Chilcott plc will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We understand, however, that it is likely that the Irish authorities will take appropriate steps in the near future to add the NASDAQ to the list of recognized stock exchanges.

For a non-market purchase by a subsidiary of Warner Chilcott plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Warner Chilcott plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Warner Chilcott plc.

The number of shares held by the subsidiaries of Warner Chilcott plc at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Warner Chilcott plc. While a subsidiary holds shares of Warner Chilcott plc, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Warner Chilcott plc must be funded out of distributable reserves of the subsidiary.

Bonus Shares

Under Warner Chilcott plc’s articles of association, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Warner Chilcott plc for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Under its articles of association, Warner Chilcott plc may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Warner Chilcott plc may, by ordinary resolution, reduce its authorized share capital in any way. Warner Chilcott plc also may, by special resolution and subject to confirmation by the High Court of Ireland, reduce or cancel its issued share capital in any way. The distributable reserves proposal discussed above in “Creation of Distributable Reserves” involves a reduction of share capital, namely the share premium account of Warner Chilcott plc, for purposes of Irish law.

General Meetings of Shareholders

Warner Chilcott plc will be required to hold an annual general meeting within 18 months of incorporation and at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting and no more than nine months after Warner Chilcott plc’s fiscal year-end. The first annual general meeting of Warner Chilcott plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. Because of the 15-month requirement described in this paragraph, Warner Chilcott plc’s articles of association include a provision reflecting this requirement of Irish law.

Extraordinary general meetings of Warner Chilcott plc may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Warner Chilcott plc carrying voting rights or (iii) on requisition of Warner Chilcott plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Warner Chilcott plc as may be required from time to time.

Notice of a general meeting must be given to all shareholders of Warner Chilcott plc and to the auditors of Warner Chilcott plc. The minimum notice periods are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of the auditors of Warner Chilcott plc and all of the shareholders entitled to attend and vote thereat. Because of the 21-day and 14-day requirements described in this paragraph, Warner Chilcott plc’s articles of association include provisions reflecting these requirements of Irish law.

In the case of an extraordinary general meeting convened by shareholders of Warner Chilcott plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Warner Chilcott plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office. Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. Each director serves a three-year term, with the expiration of such three year terms staggered according to class.

If the directors become aware that the net assets of Warner Chilcott plc are half or less of the amount of Warner Chilcott plc’s called-up share capital, the directors of Warner Chilcott plc must convene an extraordinary general meeting of Warner Chilcott plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Voting

Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Warner Chilcott plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Warner Chilcott plc’s articles of association. The articles of association of Warner Chilcott plc permit shareholders to electronically notify Warner Chilcott plc of the appointment of proxies.

Warner Chilcott plc’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by: the chairman; at least three shareholders present in person or represented by proxy; any shareholder or shareholders present in person or represented by proxy and holding between them not less than 10% of the total voting rights of all the members having the right to vote at such meeting; or a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all such shares conferring such right. Each Warner Chilcott plc ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the articles of association of Warner Chilcott plc, the directors of Warner Chilcott plc may from time to time cause Warner Chilcott plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares and shares held by subsidiaries of Warner Chilcott plc will not be entitled to vote at general meetings of shareholders.

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Warner Chilcott plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Warner Chilcott plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Warner Chilcott plc;

•	Amending the articles of association of Warner Chilcott plc;

•	Approving the change of name of Warner Chilcott plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or related person;

•	Opting out of the preemption rights on the issuance of new shares;

•	Re-registration of Warner Chilcott plc from a public limited company to a private company;

•	Variation of class rights attaching to classes of shares;

•	Non-market purchasing of own shares;

•	Reduction of share capital;

•	Resolving that Warner Chilcott plc be wound up by the Irish courts;

•	Resolving in favor of a shareholder’s voluntary winding-up;

•	Re-designation of shares into different share classes; and

•	Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the High Court of Ireland and the approval of: (1) 75% of the voting shareholders by value and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Variation of Class Rights Attaching to Shares

Variation of all or any special rights attached to any class of shares of Warner Chilcott plc is addressed in the articles of association of Warner Chilcott plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Warner Chilcott plc must be approved by a special resolution of the shareholders of the class affected.

Quorum for General Meetings

The presence of at least two persons present in person and representing, in person or by proxy, more than 50% in voting rights of Warner Chilcott plc’s shares constitutes a quorum for the conduct of business. No business may take place at a general meeting of Warner Chilcott plc if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Warner Chilcott plc. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (1) receive a copy of the memorandum and articles of association of Warner Chilcott plc and any act of the Irish Government which alters the memorandum of association of Warner Chilcott plc; (2) inspect and obtain copies of the minutes of general meetings and resolutions of Warner Chilcott plc; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Warner Chilcott plc; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of Warner Chilcott plc which have previously been sent to shareholders prior to an annual general meeting during the preceding ten years. The auditors of Warner Chilcott plc will also have the right to inspect all books, records and vouchers of Warner Chilcott plc. The auditors’ report must be circulated to the shareholders with Warner Chilcott plc’s IFRS Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Warner Chilcott plc’s annual general meeting. We will only provide IFRS Financial Statements if required by Irish law.

Acquisitions and Appraisal Rights

There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the High Court of Ireland and the approval of: (1) 75% of the voting shareholders by value, and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

(b)

through a tender offer by a third party for all of the shares of Warner Chilcott plc. Where the holders of 80% or more of Warner Chilcott plc’s shares have accepted an offer for their shares in Warner Chilcott plc, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Warner Chilcott plc were listed on the Irish Stock Exchange or another regulated stock exchange in the European Union (“E.U.”), this threshold would be increased to 90%; and

(c)	it is also possible for Warner Chilcott plc to be acquired by way of a merger with an E.U.-incorporated public company under the E.U. Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Warner Chilcott plc is being merged with another E.U. public company under the E.U. Cross Border Merger Directive 2005/56 and the consideration payable to Warner Chilcott plc’s shareholders is not all in the form of cash, Warner Chilcott plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets.

Disclosure of Interests in Shares

Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of the shares of an Irish public limited company. A shareholder of Warner Chilcott plc must therefore make such a notification to Warner Chilcott plc if, as a result of a transaction, the shareholder will be interested in 5% or more of the shares of Warner Chilcott plc; or, if as a result of a transaction, a shareholder who was interested in more than 5% of the shares of Warner Chilcott plc ceases to be so interested. Where a shareholder is interested in more than 5% of the shares of Warner Chilcott plc, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Warner Chilcott plc. The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of Warner Chilcott plc’s share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Warner Chilcott plc within 5 business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any shares in Warner Chilcott plc concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, Warner Chilcott plc, under the Irish Companies Acts, may by notice in writing require a person whom Warner Chilcott plc knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in Warner Chilcott plc’s relevant share capital to: (a) indicate whether or not it is the case and (b) where such person holds or has during that time held an interest in the shares of Warner Chilcott plc, to give such further information as may be required by Warner Chilcott plc including particulars of such person’s own past or present interests in shares of Warner Chilcott plc. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Warner Chilcott plc on a person who is or was interested in shares of Warner Chilcott plc and that person fails to give Warner Chilcott plc any information required within the reasonable time specified, Warner Chilcott plc may apply to court for an order directing that the affected shares be subject to certain restrictions.

Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

(a)	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)	no voting rights shall be exercisable in respect of those shares;

(c)	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)	no payment shall be made of any sums due from Warner Chilcott plc on those shares, whether in respect of capital or otherwise.

Where the shares in Warner Chilcott plc are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

In addition to the statutory rights set out above, Warner Chilcott plc’s articles of association allow its directors to suspend the voting rights attaching to the relevant shares without recourse to the courts where a disclosure notice has not been complied with. Where the disclosure notice that has not been complied with relates to at least 0.25 per cent of the nominal value of all the issued shares of that class, the articles of association also permit the directors to take the following action without recourse to the courts:

(a)	dividends and other distributions payable on those shares may be suspended;

(b)	the directors may decline to register transfers of those shares until the disclosure notice has been complied with or the directors are satisfied that they have been provided with the details of the beneficial owner of the shares or the shares have been transferred on a stock market where the shares are normally traded or are acquired by a person unconnected to the persons believed to have been interested in the shares.

It is within the directors’ general discretion to end the suspension of rights imposed pursuant to these powers under the articles of association.

Anti-Takeover Provisions

Shareholder Rights Plans and Share Issuances

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law, and shareholder approval may be required under Irish law to implement such a plan. In addition, such a plan would be subject to the Irish Takeover Rules described below.

Subject to the Irish Takeover Rules described below, the board has power to issue any authorized and unissued shares of Warner Chilcott plc on such terms and conditions as it may determine (as described above under “—Capital Structure—Authorized Share Capital”) and any such action should be taken in the best interests of Warner Chilcott plc. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Warner Chilcott plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Warner Chilcott plc, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Warner Chilcott plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Warner Chilcott plc within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Warner Chilcott plc ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired ordinary shares of Warner Chilcott plc (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Warner Chilcott plc or (ii) at any time after the commencement of the offer period, then the offer shall be in cash (or accompanied by a full cash alternative) and the price per Warner Chilcott plc ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Warner Chilcott plc in the 12-month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Warner Chilcott plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Warner Chilcott plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Warner Chilcott plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Warner Chilcott plc is not permitted to take any action which might frustrate an offer for the shares of Warner Chilcott plc once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by Warner Chilcott plc’s shareholders at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Preemption Rights, Share Warrants and Share Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Vacancies on Board of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Removal of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Consent to Action Without Meeting,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.

Corporate Governance

The articles of association of Warner Chilcott plc delegate the day-to-day management of Warner Chilcott plc to the board of directors. The board of directors may then delegate management of Warner Chilcott plc to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Warner Chilcott plc. It is the intention of Warner Chilcott plc to replicate the existing committees that are currently in place for Warner Chilcott Limited, which include a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. It also is the intention of Warner Chilcott plc to adopt Warner Chilcott Limited’s current Code of Business Conduct and Ethics.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of the newly-formed Irish company is Warner Chilcott public limited company. Warner Chilcott plc was incorporated in Ireland as a public limited company on                     , 2009 with company registration number                     . Warner Chilcott plc’s fiscal year ends on December 31 and Warner Chilcott plc’s registered address is Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland.

Duration; Dissolution; Rights upon Liquidation

Warner Chilcott plc’s duration will be unlimited. Warner Chilcott plc may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders of Warner Chilcott plc is required. Warner Chilcott plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Warner Chilcott plc has failed to file certain returns.

The rights of the shareholders to a return of Warner Chilcott plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Warner Chilcott plc’s articles of association or the terms of any preferred shares issued by the directors of Warner Chilcott plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Warner Chilcott plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. Warner Chilcott plc’s articles of association provide that the ordinary shareholders of Warner Chilcott plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.

Exchange of Shares

The shares of Warner Chilcott plc may be represented in either certificated or uncertificated form.

Assuming the Transaction becomes effective, if you hold your Warner Chilcott Limited Class A common shares in uncertificated book-entry form or through DTC, at the Transaction Time your Class A common shares will be cancelled and Warner Chilcott plc ordinary shares will be issued without any action on your part.

If you hold Warner Chilcott Limited Class A common shares directly in certificated form and the Transaction becomes effective, soon after the Transaction Time our Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Warner Chilcott Limited Class A common share certificates and to apply for share certificates evidencing your ownership in Warner Chilcott plc. The letter of transmittal will contain instructions explaining the procedure for surrendering Warner Chilcott Limited Class A common share certificates and applying for share certificates evidencing your ownership in Warner Chilcott plc. You should not return share certificates with the enclosed proxy card.

Stock Exchange Listing

We expect that, immediately following the Transaction Time, the Warner Chilcott plc ordinary shares will be listed on the NASDAQ under the symbol “WCRX,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the Irish Stock Exchange at the present time.

No Sinking Fund

The shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The shares to be issued in the Transaction will be duly and validly issued and fully paid.

Transfer and Registration of Shares

Warner Chilcott plc’s share register will be maintained by its Transfer Agent. Registration in this share register will be determinative of membership in Warner Chilcott plc. A shareholder of Warner Chilcott plc who holds shares through DTC will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares through DTC to a person who also holds such shares through DTC will not be registered in Warner Chilcott plc’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Warner Chilcott plc’s official share register any transfer of shares (i) from a person who holds such shares outside of DTC to any other person, (ii) from a person who holds such shares through DTC to a person who holds such shares outside of DTC or (iii) from a person who holds such shares through a depository to another person who holds such shares through a depository where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who holds shares outside of DTC to transfer those shares into his or her own broker account at a depository (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Warner Chilcott plc’s official Irish share register.

Warner Chilcott plc’s articles of association as they will be in effect after the Transaction delegate to Warner Chilcott plc’s Secretary the authority to execute an instrument of transfer on behalf of a transferring party, which the Secretary may do if for any reason such instrument is required and has not been lodged with the Company. Warner Chilcott plc may, in its absolute discretion, pay (or cause one of its affiliates to pay) any Irish stamp duty payable in respect of a transfer of shares. Warner Chilcott plc’s articles of association as they will be in effect after the Transaction provide that, in the event of any such payment, Warner Chilcott plc (i) may seek reimbursement from the buyer, (ii) will have a lien against the Warner Chilcott plc shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the Irish stamp duty against future dividends on such shares.

The directors may decline to recognize any instrument of transfer unless:

(i)	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer,

(ii)	the instrument of transfer is in respect of only one class of share, and

(iii)	they are satisfied that all applicable consents, authorizations, permissions or approvals required to be obtained pursuant to any applicable law or agreement prior to such transfer have been obtained or that no such consents, authorizations, permissions or approvals are required.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND

POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Warner Chilcott Limited and the relative powers of Warner Chilcott Limited’s board of directors are governed by Bermuda law and Warner Chilcott Limited’s memorandum of association and bye-laws. After the Transaction, you will become a shareholder of Warner Chilcott plc, and your rights and the relative powers of Warner Chilcott plc’s board of directors will be governed by Irish law and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction.

Many of the principal attributes of Warner Chilcott Limited’s Class A common shares and Warner Chilcott plc’s ordinary shares will be similar. However, there are differences between your rights under Irish law and under Bermuda law. In addition, there are differences between Warner Chilcott Limited’s memorandum of association and bye-laws and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction. The following discussion is a summary of material changes in your rights resulting from the Transaction. This summary is not complete and does not cover all of the differences between Irish law and Bermuda law affecting companies and their shareholders or all the differences between Warner Chilcott Limited’s memorandum of association and bye-laws and Warner Chilcott plc’s memorandum and articles of association. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Irish Companies Acts, the Bermuda Companies Act, Warner Chilcott Limited’s memorandum of association and bye-laws and Warner Chilcott plc’s memorandum and articles of association as they will be in effect after the Transaction. We encourage you to read those laws and documents carefully. Warner Chilcott plc’s forms of memorandum and articles of association as they will be in effect after the Transaction are attached to this Proxy Statement as Annex D. For information as to how you can obtain Warner Chilcott Limited’s memorandum of association and bye-laws, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Warner Chilcott plc below reflects Warner Chilcott plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capitalization

Authorized Share Capital

Warner Chilcott Limited. The authorized share capital of Warner Chilcott Limited is $5,000,000, divided into (i) 500,000,000 Class A common shares with a par value of $0.01 per share and (ii) such preferred shares as the directors of Warner Chilcott Limited determine that Warner Chilcott Limited shall issue pursuant to Warner Chilcott Limited’s bye-laws.

Warner Chilcott Limited may issue shares subject to the maximum prescribed by its authorized share capital. As of                     , 2009, Warner Chilcott Limited had issued approximately $             of its authorized share capital of $5,000,000, with such issued share capital comprised of approximately             Class A common shares with a par value of $0.01 each. This means that Warner Chilcott Limited is able to issue further shares with a total nominal value of approximately $            , comprised of approximately             Class A common shares with a nominal value of $0.01 each. Under Warner Chilcott Limited’s bye-laws, the board of directors may issue an unlimited number of preferred shares. As of             , no preferred shares were issued or outstanding.

Under Warner Chilcott Limited’s bye-laws, the directors of Warner Chilcott Limited may issue new common or preferred shares without shareholder approval.

In accordance with the provisions of the Bermuda Companies Act, the authorized share capital may be increased by way of a resolution of a majority of votes cast by Warner Chilcott Limited’s shareholders. The shares comprising the authorized share capital of Warner Chilcott Limited may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the Class A common shares are subject are prescribed in Warner Chilcott Limited’s bye-laws. Warner Chilcott Limited’s bye-laws entitle the board of directors by resolution to issue shares having such preferred, deferred, qualified, voting and/or redemption rights, dividend rates and such other participating, optional or special rights, qualifications, limitations or restrictions as may be fixed by the board of directors (in the absence of a shareholder resolution determining the same). These preferred shares are of the type commonly known as “blank-check” preferred stock.

Under its bye-laws, Warner Chilcott Limited may by resolution of a majority of votes cast by its shareholders, divide its existing shares into several classes and attach to these shares any preferential, deferred, qualified or special rights, privileges or conditions.

Warner Chilcott plc. The authorized share capital of Warner Chilcott plc is €40,000 and $6,000,000, divided into 40,000 ordinary shares with a par value of €l per share, 500,000,000 ordinary shares with a par value of $0.01 per share and 100,000,000 preferred shares with a par value of $0.01 per share. The authorized share capital includes 40,000 ordinary shares with a par value of €1 per share in order to satisfy statutory requirements for the incorporation of all Irish public limited companies.

Warner Chilcott plc may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. Following the Transaction, we expect that Warner Chilcott plc will have issued approximately $             of its authorized share capital of $6,000,000, with such issued share capital comprised of approximately             ordinary shares with a par value of $0.01 each. This means that Warner Chilcott plc would be able to issue further shares with a total nominal value of approximately $            , comprised of approximately             ordinary shares with a nominal value of $0.01 each and 100,000,000 preferred shares with a nominal value of $0.01 each (as well as 40,000 ordinary shares with a par value of €1 per share). In connection with the Transaction, Warner Chilcott plc will also assume Warner Chilcott Limited’s existing obligations to deliver shares under our Amended Equity Incentive Plan (or our 2005 Equity Incentive Plan if the Equity Incentive Plan Amendments are not approved at the Annual Meeting) pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, which does not have an analog under Bermuda law, the articles of association of Warner Chilcott plc authorize the board of directors of Warner Chilcott plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Warner Chilcott plc’s incorporation, even though the Warner Chilcott Limited bye-laws do not include an analogous provision.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Warner Chilcott plc’s shareholders. The shares comprising the authorized share capital of Warner Chilcott plc may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Warner Chilcott plc’s articles of association. Warner Chilcott plc’s articles of association entitle the board of directors by resolution, without shareholder approval, to establish one or more series of preferred shares having such number of shares, dividend rates, voting rights, redemption rights and other participating, optional or special rights, qualifications, limitations or restrictions as may be fixed by the board of directors. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Warner Chilcott plc’s board of directors may also divide its existing shares into several classes and attach to these shares any preferential, deferred, qualified or special rights, privileges or conditions.

Issued Share Capital

Warner Chilcott Limited. As of                     , 2009, the issued share capital of Warner Chilcott Limited consisted of             Class A common shares, of which             were outstanding, and there were no preferred shares issued.

Warner Chilcott plc. Immediately prior to the Transaction, the issued share capital of Warner Chilcott plc will be €40,000, comprised of 40,000 ordinary shares with a par value of €l per share (the “Euro Share Capital”). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Warner Chilcott plc and will then be cancelled by Warner Chilcott plc. We expect that Warner Chilcott plc will then issue approximately             ordinary shares with a par value of $0.01 each. All shares issued on completion of the Transaction will be issued as fully paid up.

Consolidation and Division; Subdivision

Warner Chilcott Limited. Under its bye-laws, Warner Chilcott Limited may by resolution of a majority of votes cast by its shareholders consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its memorandum of association.

Warner Chilcott plc. Under its articles of association, Warner Chilcott plc may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital; Increase of Share Capital

Warner Chilcott Limited. Warner Chilcott Limited may, by resolution of a majority of votes cast by its shareholders and in accordance with the Bermuda Companies Act, reduce its issued share capital or any share premium account in any way. Warner Chilcott Limited may, by resolution of a majority of votes cast by its shareholders, increase its capital by such sum to be divided into shares of such par value as the Company may prescribe.

Warner Chilcott plc. Warner Chilcott plc may, by ordinary resolution, reduce its authorized share capital in any way. Warner Chilcott plc also may, by special resolution and subject to confirmation by the High Court of Ireland, reduce or cancel its issued share capital in any way. A special resolution requires not less than 75% of the votes of Warner Chilcott plc’s shareholders cast at a general meeting. The distributable reserves proposal discussed above in “Creation of Distributable Reserves” involves a reduction of share capital, namely the share premium account of Warner Chilcott plc for purposes of Irish law. Warner Chilcott plc may, by ordinary resolution, increase its capital to be divided into shares of such par value as the Company may prescribe.

Preemption Rights, Share Warrants and Share Options

Warner Chilcott Limited. Warner Chilcott Limited shareholders do not have preemption rights under the Bermuda Companies Act or in Warner Chilcott Limited’s bye-laws over further issuances of shares of Warner Chilcott Limited.

The bye-laws of Warner Chilcott Limited provide that the board of directors is authorized to offer, allot, grant options over or otherwise dispose of the unissued shares of the Company at such times and for such consideration and upon such terms and conditions as the board may determine.

Warner Chilcott plc. Certain statutory preemption rights apply automatically in favor of Warner Chilcott plc’s shareholders where shares in Warner Chilcott plc are to be issued for cash. However, Warner Chilcott plc has opted out of these pre-emption rights in its articles of association as permitted under Irish company law. Because Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders, and there is no analogous provision of Bermuda law, Warner Chilcott plc’s articles of association provide that this opt-out must be so renewed, even though Warner Chilcott Limited’s bye-laws do not include an analogous provision. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Warner Chilcott plc pro rata to their existing shareholdings before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The articles of association of Warner Chilcott plc provide that the board of directors is authorized to offer, allot, grant options over or otherwise dispose of the unissued shares of the Company at such times and for such consideration and upon such terms and conditions as the board may determine. Thus, the board of directors of Warner Chilcott plc may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Distributions and Dividends; Repurchases and Redemptions

Distributions and Dividends

Warner Chilcott Limited. Under Bermuda law, a company may declare and pay dividends or make distributions out of contributed surplus from time to time unless there are reasonable grounds for believing that the company is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the company’s assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts. Under Warner Chilcott Limited’s bye-laws, each Class A common shareholder is entitled to dividends, if, as, and when dividends are declared by the board of directors, subject to any preferred dividend right of the holders of any preferred shares.

Contributed surplus includes proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets to the Company.

Warner Chilcott Limited may deduct from any dividend, distribution or other monies payable to a shareholder by Warner Chilcott Limited on or in respect of any shares all sums of money (if any) presently payable by the shareholder to Warner Chilcott Limited on account of calls or otherwise in respect of shares of Warner Chilcott Limited.

The directors of Warner Chilcott Limited are also entitled to issue shares with preferred rights to participate in dividends declared by Warner Chilcott Limited. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to Class A common shareholders.

Warner Chilcott plc. Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Warner Chilcott plc less accumulated realized losses of Warner Chilcott plc. In addition, no distribution or dividend may be made unless the net assets of Warner Chilcott plc are equal to, or in excess of, the aggregate of Warner Chilcott plc’s called up share capital plus undistributable reserves and the distribution does not reduce Warner Chilcott plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Warner Chilcott plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Warner Chilcott plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Warner Chilcott plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Warner Chilcott plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Warner Chilcott plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Warner Chilcott plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Creation of Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Warner Chilcott plc. Warner Chilcott plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Warner Chilcott plc without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Warner Chilcott plc may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Warner Chilcott plc in relation to the shares of Warner Chilcott plc.

The directors of Warner Chilcott plc are also entitled to issue shares with preferred rights to participate in dividends declared by Warner Chilcott plc. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations—Irish Tax Considerations.”

Share Repurchases and Redemptions

Warner Chilcott Limited. Under the Bermuda Companies Act, shares of a Bermuda company may be repurchased if so authorized by its bye-laws or memorandum of association, and preferred shares may be redeemed at the option of the company if so authorized by its bye-laws or, in the case of shares redeemable at the option of the holder, its memorandum of association, provided that: (i) no such shares shall be repurchased or redeemed except out of the capital paid thereon, the funds of the company available for dividend or distribution, or out of the proceeds of a new issue of shares made for the purposes of redemption; (ii) the premium, if any, payable on redemption, is provided out of the company’s funds which would be otherwise available for dividend or distribution or out of the company’s share premium account before the shares are repurchased or redeemed; and (iii) there are no reasonable grounds for believing that the company is, or after such redemption or repurchase would be, unable to pay its liabilities as they become due. Bermuda law does not distinguish between market and non-market purchases of a company’s own shares.

Under Warner Chilcott Limited’s bye-laws, the board may, at its discretion, authorize the purchase by Warner Chilcott Limited of its own shares of any class, at any price and any shares to be so purchased may be selected in any manner whatsoever upon such terms as the board may determine, provided always that such purchase is effected in accordance with the provisions of the Bermuda Companies Act described above. Shareholder approval is not required for the purchase by Warner Chilcott Limited of Warner Chilcott Limited shares.

Under Warner Chilcott Limited’s bye-laws, the board of directors is authorized to provide for the issuance of preferred shares with such rights (including redemption rights) as the board of directors may adopt by resolution, as set out in the bye-laws.

Under Bermuda law, it is permissible for a Bermuda or non-Bermudian subsidiary to purchase shares of Warner Chilcott Limited. While the subsidiary holds the shares of Warner Chilcott Limited, there is no statutory prohibition with respect to such shareholder exercising voting rights in respect of those shares.

Warner Chilcott plc. Article 3(d) of Warner Chilcott plc’s articles of association provides that any ordinary share which Warner Chilcott plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Warner Chilcott plc will technically be effected as a redemption of those shares as described below under “—Distributions and Dividends; Repurchases and Redemptions—Share Repurchases and Redemptions—Repurchases and Redemptions by Warner Chilcott plc.” If the articles of association of Warner Chilcott plc did not contain Article 3(d), repurchases by Warner Chilcott plc would be subject to many of the same rules that apply to purchases of Warner Chilcott plc shares by subsidiaries described below under “—Distributions and Dividends; Repurchases and Redemptions—Share Repurchases and Redemptions—Purchases by Subsidiaries of Warner Chilcott plc,” including the shareholder approval requirements described below and the requirement that any market purchases be effected on a “recognized stock exchange.” Because Bermuda law does not impose such requirements with respect to share repurchases by Warner Chilcott Limited and we desired to preserve the status quo with respect to share repurchases to the greatest extent possible after the Transaction, Article 3(d) was included in the Warner Chilcott plc articles of association, even though there is no analogous provision in the Warner Chilcott Limited bye-laws. Except where otherwise noted, when we refer elsewhere in this Proxy Statement to repurchasing or buying back ordinary shares of Warner Chilcott plc, we are referring to the redemption of ordinary shares by Warner Chilcott plc pursuant to Article 3(d) of the articles of association or the purchase of ordinary shares of Warner Chilcott plc by a subsidiary of Warner Chilcott plc, in each case in accordance with the Warner Chilcott plc articles of association and Irish company law as described below.

Repurchases and Redemptions by Warner Chilcott plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Distributions and Dividends; Repurchases and Redemptions—Distributions and Dividends”) or the proceeds of a new issue of shares for that purpose. Although Warner Chilcott plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Creation of Distributable Reserves.” The issue of redeemable shares may only be made by Warner Chilcott plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Warner Chilcott plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may be, upon redemption, held in treasury. Shareholder approval will not be required to redeem Warner Chilcott plc shares.

The board of directors of Warner Chilcott plc will also be entitled to issue preferred shares which may be redeemed at the option of either Warner Chilcott plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capitalization—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Warner Chilcott plc at any time must not exceed 10% of the nominal value of the issued share capital of Warner Chilcott plc. While Warner Chilcott plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Warner Chilcott plc or re-issued subject to certain conditions.

Purchases by Subsidiaries of Warner Chilcott plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to make either market or non-market purchases of shares of Warner Chilcott plc. A general authority of the shareholders of Warner Chilcott plc is required to allow a subsidiary of Warner Chilcott plc to make market purchases of Warner Chilcott plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular market purchase by a subsidiary of Warner Chilcott plc shares is required. We intend that Warner Chilcott Limited and the nominee shareholders of Warner Chilcott plc will adopt a resolution prior to the Transaction Time to permit subsidiaries to make market purchases of Warner Chilcott plc shares from the later of (a) the Transaction Time and (b) the date on which the NASDAQ becomes a recognized stock exchange for this purpose. This authority will expire at the 2010 annual general meeting. Warner Chilcott plc may seek the renewal of such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Warner Chilcott plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Warner Chilcott plc to make a market purchase of Warner Chilcott plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NASDAQ, on which the shares of Warner Chilcott plc will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We understand, however, that is likely that the Irish authorities will take appropriate steps in the near future to add the NASDAQ to the list of recognized stock exchanges.

For a non-market purchase by a subsidiary of Warner Chilcott plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Warner Chilcott plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Warner Chilcott plc.

The number of shares held by the subsidiaries of Warner Chilcott plc at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Warner Chilcott plc. While a subsidiary holds shares of Warner Chilcott plc, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Warner Chilcott plc must be funded out of distributable reserves of the subsidiary.

Bonus Shares

Warner Chilcott Limited. Under Warner Chilcott Limited’s bye-laws, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Warner Chilcott Limited for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution, provided that the share premium account may only be applied in crediting as fully paid shares of the same class as that from which the relevant share premium was derived.

Warner Chilcott plc. Under Warner Chilcott plc’s articles of association, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Warner Chilcott plc for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Shareholder Approval of Business Combinations and Appraisal Rights

Warner Chilcott Limited. There are a number of mechanisms for acquiring a Bermuda company, including:

(a)	a court-approved scheme of arrangement under the Bermuda Companies Act. A scheme of arrangement with shareholders requires a court order from the Supreme Court of Bermuda and the approval of: (1) 75% of the voting shareholders by value, and (2) a majority in number of the voting shareholders, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the shares of Warner Chilcott Limited. Where the holders of 90% or more of Warner Chilcott Limited’s shares have accepted an offer for their shares in Warner Chilcott Limited, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms;

(c)	the Bermuda Companies Act also allows the holders of not less than 95% of the shares of any class of a company (referred to as the “purchasers”) to give notice to the remaining shareholders of such class of their intention to acquire the shares of the remaining shareholders on the terms set forth in the notice. When such notice is given, the purchasers are entitled to acquire the shares of the remaining shareholders and are bound by the terms set forth in the notice, unless a remaining shareholder applies to the Supreme Court of Bermuda for an appraisal of the value of the shares to be purchased from him or her, in which event the purchasers shall be entitled to acquire the remaining shares at the price fixed by the court or cancel the acquisition notice; and

(d)	under the Bermuda Companies Act, two or more companies registered in Bermuda can amalgamate and continue as one amalgamated company. A Bermuda exempted company and a foreign corporation may amalgamate and continue either as a Bermuda exempted company or as a foreign corporation. The statutory threshold for approval of an amalgamation is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company. Warner Chilcott Limited’s bye-laws provide that the affirmative vote of the holders of a majority of the total issued voting power of Warner Chilcott Limited’s issued shares is required to approve an amalgamation. For purposes of approval of an amalgamation, all shares, whether or not otherwise entitled to vote, carry the right to vote. A separate vote of a class of shares is required if the rights of that class would be altered by virtue of the amalgamation.

Under Bermuda law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets.

Warner Chilcott plc. There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the High Court of Ireland and the approval of: (1) 75% of the voting shareholders by value, and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the shares of Warner Chilcott plc. Where the holders of 80% or more of Warner Chilcott plc’s shares have accepted an offer for their shares in Warner Chilcott plc, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Warner Chilcott plc were listed on the Irish Stock Exchange or another regulated stock exchange in the E.U., this threshold would be increased to 90%; and

(c)	it is also possible for Warner Chilcott plc to be acquired by way of a merger with an E.U.-incorporated public company under the E.U. Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Warner Chilcott plc is being merged with another E.U. public company under the E.U. Cross Border Merger Directive 2005/56 and the consideration payable to Warner Chilcott plc’s shareholders is not all in the form of cash, Warner Chilcott plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets.

Disclosure of Interests in Shares

Warner Chilcott Limited. The Bermuda Companies Act does not include provisions related to disclosure of interests in shares analogous to the provisions of the Irish Companies Acts described below.

Warner Chilcott plc. Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of the shares of an Irish public limited company. A shareholder of Warner Chilcott plc must therefore make such a notification to Warner Chilcott plc if as a result of a transaction the shareholder will be interested in 5% or more of the shares of Warner Chilcott plc; or if as a result of a transaction a shareholder who was interested in more than 5% of the shares of Warner Chilcott plc ceases to be so interested. Where a shareholder is interested in more than 5% of the shares of Warner Chilcott plc, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Warner Chilcott plc. The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of Warner Chilcott plc’s share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Warner Chilcott plc within 5 business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in Warner Chilcott plc concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, Warner Chilcott plc, under the Irish Companies Acts, may by notice in writing require a person whom Warner Chilcott plc knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Warner Chilcott plc’s relevant share capital to: (a) indicate whether or not it is the case, and (b) where such person holds or has during that time held an interest in the shares of Warner Chilcott plc, to give such further information as may be required by Warner Chilcott plc including particulars of such person’s own past or present interests in shares of Warner Chilcott plc. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Warner Chilcott plc on a person who is or was interested in shares of Warner Chilcott plc and that person fails to give Warner Chilcott plc any information required within the reasonable time specified, Warner Chilcott plc may apply to court for an order directing that the affected shares be subject to certain restrictions.

Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

(a)	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)	no voting rights shall be exercisable in respect of those shares;

(c)	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)	no payment shall be made of any sums due from Warner Chilcott plc on those shares, whether in respect of capital or otherwise.

Where the shares in Warner Chilcott plc are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

In addition to the statutory rights set out above, Warner Chilcott plc’s articles of association allow its directors to suspend the voting rights attaching to the relevant shares without recourse to the courts where a disclosure notice has not been complied with. Where the disclosure notice that has not been complied with relates to at least 0.25 per cent of the nominal value of all the issued shares of that class, the articles of association also permit the directors to take the following action without recourse to the courts:

(a)	dividends and other distributions payable on those shares may be suspended;

(b)	the directors can decline to register transfers of those shares until the disclosure notice has been complied with or the directors are satisfied that they have been provided with the details of the beneficial owner of the shares or the shares have been transferred on a stock market where the shares are normally traded or are acquired by a person unconnected to the persons believed to have been interested in the shares.

It is within the directors’ general discretion to end the suspension of rights imposed pursuant to these powers under the articles of association.

Other Anti-Takeover Measures

Warner Chilcott Limited

Shareholder Rights Plans and Share Issuances

Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. Warner Chilcott Limited’s bye-laws do not expressly allow the board to adopt a shareholder rights plan, however the board can effectively do so because the board has power to issue any authorized and unissued shares of the company on such terms and conditions as it may determine provided such action is taken in the best interests of Warner Chilcott Limited. It is possible that the terms and conditions of any such issue of shares could discourage a takeover or other transaction that holders of some or a majority of the Class A common shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

Warner Chilcott plc

Shareholder Rights Plans and Share Issuances

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law, and shareholder approval may be required under Irish law to implement such a plan. In addition, such a plan would be subject to the Irish Takeover Rules described below.

Subject to the Irish Takeover Rules described below, the board has power to issue any authorized and unissued shares of Warner Chilcott plc on such terms and conditions as it may determine (as described above under “—Capitalization—Authorized Share Capital”) and any such action should be taken in the best interests of Warner Chilcott plc. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Warner Chilcott plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Warner Chilcott plc, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Warner Chilcott plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Warner Chilcott plc within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Warner Chilcott plc ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired ordinary shares of Warner Chilcott plc (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Warner Chilcott plc or (ii) at any time after the commencement of the offer period, then the offer shall be in cash (or accompanied by a full cash alternative) and the price per Warner Chilcott plc ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Warner Chilcott plc in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Warner Chilcott plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Warner Chilcott plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Warner Chilcott plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Warner Chilcott plc is not permitted to take any action which might frustrate an offer for the shares of Warner Chilcott plc once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by Warner Chilcott plc’s shareholders at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Pre-emption Rights, Share Warrants and Share Options” and “Description of Warner Chilcott plc Shares—Disclosure of Interests in Shares” in addition to “—Election of Directors,” “—Vacancies on Board of Directors,” “—Removal of Directors,” “—Board and Committee Composition; Management,” “—Shareholder Consent to Action Without Meeting,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.

Election of Directors

Warner Chilcott Limited. The Bermuda Companies Act and Warner Chilcott Limited’s bye-laws provide for a minimum of two directors. The bye-laws provide for a maximum of ten directors or in excess thereof as may be approved by a resolution of the shareholders.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. Each director serves a three-year term, with the expiration of such three year terms staggered according to class.

Warner Chilcott plc. The Irish Companies Acts provide for a minimum of two directors. Warner Chilcott plc’s articles of association provide for a minimum of two directors and a maximum of ten directors. The shareholders of Warner Chilcott plc may from time to time increase or reduce the maximum number of directors by ordinary resolution, or increase the minimum number of directors by a special resolution amending the articles of association.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. Each director serves a three-year term, with the expiration of such three year terms staggered according to class.

Vacancies on Board of Directors

Warner Chilcott Limited. Any vacancy on the board that results from the death, disability, disqualification or resignation of a director or, as a result of an increase in the size of the board of directors, or any other means, may be filled by the board of directors, provided that a quorum is present. Warner Chilcott Limited’s bye-laws specifically prohibit shareholders from filling vacancies on the board of directors unless there is no quorum of directors in existence.

A director may appoint another director or any other person who has been approved by the board of directors and is so willing to act to be an alternate director. An alternate director may be removed by the director who appointed him or by resolution of the board. An alternate director may also be a director in his own right and may act as an alternate to more than one director.

Any director so appointed shall constitute a member of the class of directors represented by the person that was replaced. During any vacancy in the board, the remaining directors shall have full power to act as the board unless there is no quorum in existence.

Warner Chilcott plc. Warner Chilcott plc’s articles of association provide that the directors shall have the authority to appoint one or more directors to Warner Chilcott plc’s board, subject to the maximum number of directors provided for in the articles of association. A vacancy caused by the removal of a director by shareholders may be filled at the meeting at which the director is removed by resolution of Warner Chilcott plc’s shareholders. If not, it may be filled by the board of directors.

Any director so appointed or elected shall constitute a member of the class of directors represented by the person that was replaced. During any vacancy in the board, the remaining directors shall have full power to act as the board.

Removal of Directors

Warner Chilcott Limited. Warner Chilcott Limited’s bye-laws provide that shareholders may remove a director only for cause (defined therein as obvious and gross misconduct). A director may be removed at a special meeting convened for that purpose provided notice is served upon the director concerned not less than 14 days before the meeting. A director is entitled to attend the meeting and be heard on the motion for his or her removal.

Warner Chilcott plc. The Irish Companies Acts provide that notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term. Because of this provision of the Irish Companies Acts, which does not have an analog under Bermuda law, the Warner Chilcott plc articles of association do not deny the power of the shareholders to remove any director from office without cause, even though the Warner Chilcott Limited bye-laws do deny such power as described above. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against Warner Chilcott plc in respect of his or her removal.

Board and Committee Composition; Management

Warner Chilcott Limited. Subject to the Bermuda Companies Act, Warner Chilcott Limited’s bye-laws provide that the Company’s business is to be managed and conducted by the board of directors. Subject to the bye-laws, the board of directors may delegate to any director, officer or other person any of the powers, authorities and discretions exercisable by it as the board of directors sees fit.

Warner Chilcott plc. The articles of association of Warner Chilcott plc delegate the day-to-day management of Warner Chilcott plc to the board of directors. The board of directors may then delegate management of Warner Chilcott plc to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Warner Chilcott plc. It is the intention of Warner Chilcott plc to replicate the existing committees that are currently in place for Warner Chilcott Limited which include a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. It also is the intention of Warner Chilcott plc to adopt Warner Chilcott Limited’s current Code of Business Conduct and Ethics.

Duties of the Board of Directors

Warner Chilcott Limited. As a general rule, directors’ fiduciary and statutory duties are to the company as a whole and not to individual shareholders or creditors (however directors must have regard to the interests of creditors if the company is insolvent).

Directors have a fiduciary duty to the company and such duty has four general aspects: (i) duty to act in good faith and in the best interests of the company; (ii) duty to exercise powers for a proper purpose (i.e., advance the interests of the company and not a particular group of shareholders); (iii) duty not to put themselves in a position in which their duties to the company and their personal interests may conflict; and (iv) duty to avoid secret profits, meaning that unless the bye-laws specifically provide, a director may not make a personal profit from any opportunities arising out of his or her directorship.

The duty and skill and care a director must exercise has three aspects: (i) skill of a person of his or her particular knowledge and experience; (ii) attention to the business; and (iii) reliance on others, meaning that director may rely in good faith on officers who have been appointed for specific purposes of attending to the detail of the management, however they cannot absolve themselves entirely of their responsibility by delegation to others.

Warner Chilcott plc. The directors of Warner Chilcott plc have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of Warner Chilcott plc (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors). The principal directors’ duties include the common law fiduciary duties of good faith and exercising due care and skill. The statutory duties include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, the duty to maintain certain registers and make certain filings as well as disclosure of personal interests. Particular duties also apply to directors of insolvent companies (for example, the directors could be liable to sanctions where they are deemed by the court to have carried on the business of Warner Chilcott plc while insolvent, without due regard to the interests of creditors). For public limited companies like Warner Chilcott plc, directors are under a specific duty to ensure that the Secretary is a person with the requisite knowledge and experience to discharge the role.

Indemnification of Directors and Officers; Insurance

Warner Chilcott Limited. Under Bermuda law, any provision in the bye-laws or any contract or other arrangement of a company purporting to exempt a director or any officer from, or to indemnify him against, liability in respect of any fraud or dishonesty, is void. However it is permissible to exempt or indemnify directors or officers from liability arising from negligence, default, breach of duty or breach of trust not involving dishonesty or fraud. This exemption will cover all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute). This indemnification may also cover any liabilities which the director or officer incurs in defending any proceedings (criminal or civil) where relief is granted to him, where he or she is acquitted, or where judgment is given in his or her favor. The bye-laws of Warner Chilcott Limited provide for the indemnity by Warner Chilcott Limited of its directors and officers to the fullest extent permitted by law.

Under the Bermuda Companies Act, a company may itself take out a policy of insurance for the benefit of any director or officer against any liability incurred for his or her failure to exercise the “care, diligence and skill” of a reasonably prudent person in comparable circumstances. Insurance may also be purchased to cover any liability arising from any negligence, default, breach of duty or breach of trust of such director, other than breaches involving fraud or other dishonesty.

Warner Chilcott plc. Warner Chilcott plc’s articles of association confer an indemnity on its directors and Secretary that is more limited than the analogous indemnity in Warner Chilcott Limited’s bye-laws because the Irish Companies Acts prescribe that such an indemnity only permits a company to pay the costs or discharge the liability of a director or the Secretary where judgment is given in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or Secretary acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executives who are not directors or the Secretary of Warner Chilcott plc. Any provision which seeks to indemnify a director or secretary of an Irish company over and above this shall be void under Irish law, whether contained in its articles of association or any contract between the director and the company.

In addition, the articles of association of Warner Chilcott plc also contain an indemnity for officers (other than the Secretary) which is substantially similar to the indemnity for officers in Warner Chilcott Limited’s bye-laws.

The directors of Warner Chilcott plc may on a case-by-case basis decide at their discretion that it is in the best interest of Warner Chilcott plc to indemnify an individual director from any liability arising from his or her position as a director of Warner Chilcott plc. However, this discretion must be exercised bona fide in the best interests of Warner Chilcott plc as a whole.

Irish companies may take out directors and officers liability insurance, as well as other types of insurance, for their directors and officers.

Upon the completion of the Transaction, we expect that Warner Chilcott Limited and Warner Chilcott plc will enter into indemnification agreements with each of the directors of Warner Chilcott plc and its Secretary that will provide for indemnification and expense advancement (except in cases where Warner Chilcott plc or any of its subsidiaries is proceeding against the indemnitee) and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. Please see “The Reorganization—Deeds of Indemnification.”

Limitation on Director Liability

Warner Chilcott Limited. Where a breach of duty has been established, directors may be statutorily exempted by a Bermuda court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Warner Chilcott plc. Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Conflicts of Interest

Warner Chilcott Limited. As a matter of common law applied in Bermuda, a director of a Bermuda company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he or she owes to the company and either his or her personal interest or other duties that he or she owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he or she must declare the nature and extent of that interest to the other directors at the first opportunity. The duty extends to not making personal profit from opportunities that result from directorship.

This common law duty of a director to avoid conflicts of interest generally is not breached in respect of matters that have been declared by the company at the appropriate time and (i) authorized by the directors generally or (ii) authorized by the provisions of the company’s memorandum of association and bye-laws.

The bye-laws of Warner Chilcott Limited provide that a director may hold any other office with Warner Chilcott Limited (except that of auditor) for such period and upon such terms as the board may determine and may be paid extra remuneration therefor; a director may act by himself or for his firm in a professional capacity for Warner Chilcott Limited and shall be entitled to remuneration therefor; and subject to the provisions of the Bermuda Companies Acts, a director may be a party to, or otherwise interested in, any transaction or arrangement with Warner Chilcott Limited or in which Warner Chilcott Limited is interested. Further, so long as a director declares his interest at the first opportunity at a meeting of the board of directors or by writing to the board of directors, he will not be accountable to Warner Chilcott Limited for any benefit he derives from any such arrangements.

The bye-laws of Warner Chilcott Limited, to the maximum extent permitted under Bermuda law, renounce any interest or expectancy of Warner Chilcott Limited in opportunities that are presented to its officers, directors or shareholders, or their affiliates, provided that the bye-laws shall not be construed to permit a director designated by a shareholder to serve as a director for a company in the same line of business as, or that is a competitor of, Warner Chilcott Limited.

Warner Chilcott plc. As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Directors who have a personal interest in a contract or a proposed contract with Warner Chilcott plc are required to declare the nature of their interest at a meeting of the directors of Warner Chilcott plc. Warner Chilcott plc is required to maintain a register of such declared interests which must be available for inspection by the shareholders.

Warner Chilcott plc’s articles of association provide that a director may hold any other office with Warner Chilcott plc (except that of auditor) and may be paid extra remuneration therefor; a director may act by himself or for his firm in a professional capacity for Warner Chilcott plc and shall be entitled to remuneration therefor; and subject to the provisions of the applicable law, a director may be a party to, or otherwise interested in, any transaction or arrangement with Warner Chilcott plc or in which Warner Chilcott plc is interested. Further, so long as a director declares his interest at the first opportunity at a meeting of the board of directors or by writing to the board of directors, he will not be accountable to Warner Chilcott plc for any benefit he derives from any such arrangements.

Warner Chilcott plc’s articles of association, to the maximum extent permitted under Irish law, renounce any interest or expectancy of Warner Chilcott plc in opportunities that are presented to its officers, directors or shareholders, or their affiliates.

Shareholders’ Suits

Warner Chilcott Limited. Under Bermuda law, a court will generally refuse to interfere with the management of a company on behalf of minority shareholders who are dissatisfied with the conduct of a company’s affairs by its board of directors. However, each shareholder is entitled to have the affairs of the company properly conducted in accordance with law. Therefore, if those who control the company persistently disregard the requirements of law or of the company’s memorandum of association or bye-laws, the court may grant relief. Bermuda courts ordinarily would be expected to follow English precedent, which would permit the court to intervene in any of the following circumstances: (i) where the act complained of is alleged to be beyond the corporate power of the company or illegal; (ii) where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company, provided that the majority shareholders have used their controlling position to prevent the company from taking action against the wrongdoers; (iii) where an act requires approval by a greater percentage of the company’s shareholders than actually approved it; or (iv) where such an action is necessary in order that there not be a violation of the company’s memorandum of association or bye-laws.

Under the Bermuda Companies Act, a shareholder is entitled to complain to the court that the affairs of the company are being conducted in a manner which is oppressive or unfairly prejudicial to the shareholders, or some of them, and seek a winding up of the company or an alternative remedy.

An individual shareholder may seek to bring an action on behalf of the company to enforce the company’s rights, and judgment in such a case would be in favor of the company.

An individual shareholder may be permitted to bring an action on behalf of himself and his or her fellow shareholders to remedy a wrong done to the company or to compel the company to conduct its affairs in accordance with the rule governing it.

A shareholder also may be permitted to bring an action in his or her own name on his or her own behalf against a Bermuda company or another shareholder. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. Remedies for such an action are generally limited to declarations or injunctions.

Warner Chilcott plc. In Ireland, the decision to institute proceedings is generally taken by a company’s board of directors who will usually be empowered to manage the company’s business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Warner Chilcott plc. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against Warner Chilcott plc would otherwise go un-redressed.

The principal case law in Ireland indicates that to bring a derivative action a person must first establish a prima facie case (1) that the company is entitled to the relief claimed and (2) that the action falls within one of the five exceptions derived from case law, as follows:

•	Where an ultra vires or illegal act is perpetrated.

•	Where more than a bare majority is required to ratify the “wrong” complained of.

•	Where the shareholders’ personal rights are infringed.

•	Where a fraud has been perpetrated upon a minority by those in control.

•	Where the justice of the case requires a minority to be permitted to institute proceedings.

The shareholders of Warner Chilcott plc may also bring proceedings against Warner Chilcott plc where the affairs of Warner Chilcott plc are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct which is burdensome, harsh or wrong. The conduct must relate to the internal management of Warner Chilcott plc. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.

Shareholder Consent to Action Without Meeting

Warner Chilcott Limited. The Bermuda Companies Act provides that anything which may be done by resolution of a company at a general meeting or a meeting of any class of shareholders may also be done by resolution in writing and that such resolution should be signed by shareholders representing the majority that would have been required had such resolution been adopted at a general meeting, or such other majority stipulated in the company’s bye-laws. However, Warner Chilcott Limited’s bye-laws specifically state that no resolution of the shareholders may be passed by written consent and that all shareholder resolutions must be passed at a meeting of the shareholders.

Warner Chilcott plc. The Irish Companies Acts provide that shareholders may approve an ordinary or special resolution of shareholders without a meeting if (a) all shareholders sign the written resolution and (b) the company’s articles of association permit written resolutions of shareholders. Warner Chilcott plc’s articles of association do not include provisions permitting shareholders to take action by written resolution.

Annual Meetings of Shareholders

Warner Chilcott Limited. Under the Bermuda Companies Act, a general meeting of Warner Chilcott Limited’s shareholders must be convened at least once in every calendar year, referred to as the annual general meeting. The directors may select the location/jurisdiction in which the annual general meeting will take place.

Notice of an annual general meeting must be given to all shareholders of Warner Chilcott Limited. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least five days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Warner Chilcott Limited bye-laws provide that notice of an annual general meeting shall be given not less than five days before the date of the meeting. Annual general meetings may be called by shorter notice, but only with the consent of all the shareholders entitled to attend and vote at such meeting.

As a matter of Bermuda company law, the matters which must be transacted at an annual general meeting are the presentation of financial statements of Warner Chilcott Limited, the appointment of an auditor to hold office until the close of the next annual general meeting (and, if no such appointment is made, the auditor in office shall continue until a successor is appointed) and the election of directors.

Warner Chilcott plc. Warner Chilcott plc will be required to hold an annual general meeting within 18 months of incorporation and at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting and no more than nine months after Warner Chilcott plc’s fiscal year-end. The first annual general meeting of Warner Chilcott plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting.

Notice of an annual general meeting must be given to all shareholders of Warner Chilcott plc and to the auditors of Warner Chilcott plc. The minimum notice period is 21 days’ notice in writing for an annual general meeting. Because of the fifteen-month requirement described in the previous paragraph and the 21-day requirement described in this paragraph, which are different from the analogous provisions of Bermuda law, Warner Chilcott plc’s articles of association include provisions reflecting these requirements of Irish law, even though analogous provisions of Warner Chilcott Limited’s bye-laws differ in this respect.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

Special Meetings of Shareholders

Warner Chilcott Limited. Special general meetings of Warner Chilcott Limited may be convened (i) by the board of directors or (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Warner Chilcott Limited carrying voting rights. Special general meetings are generally held for the purposes of approving shareholder resolutions of Warner Chilcott Limited as may be required from time to time.

Notice of a special general meeting must be given to all shareholders of Warner Chilcott Limited and every director. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least five days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Warner Chilcott Limited bye-laws provide that notice of a special general meeting shall be given not less than five days before the date of the meeting. Special general meetings may be called by shorter notice, but only with the consent of a majority in number of the shareholders having the right to attend and vote at the meeting, holding not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.

In the case of a special general meeting convened by shareholders of Warner Chilcott Limited, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, provided that it is signed by the requisitionists and deposited at the registered office of Warner Chilcott Limited, the board of directors has 21 days to convene a meeting of Warner Chilcott Limited’s shareholders to vote on the matters set out in the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

Warner Chilcott plc. Extraordinary general meetings of Warner Chilcott plc may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Warner Chilcott plc carrying voting rights or (iii) on requisition of Warner Chilcott plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Warner Chilcott plc as may be required from time to time.

Notice of an extraordinary general meeting must be given to all shareholders of Warner Chilcott plc and to the auditors of Warner Chilcott plc. The minimum notice periods are 21 days’ notice in writing for an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of the auditors of Warner Chilcott plc and all of the shareholders entitled to attend and vote thereat. Because of the 21-day and 14-day requirements described in this paragraph, which are different from the analogous provisions of Bermuda law, Warner Chilcott plc’s articles of association include provisions reflecting these requirements of Irish law, even though the analogous provisions of Warner Chilcott Limited’s bye-laws differ in this respect.

In the case of an extraordinary general meeting convened by shareholders of Warner Chilcott plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Warner Chilcott plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

If the directors become aware that the net assets of Warner Chilcott plc are half or less of the amount of Warner Chilcott plc’s called-up share capital, the directors of Warner Chilcott plc must convene an extraordinary general meeting of Warner Chilcott plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Record Dates for Shareholder Meetings

Warner Chilcott Limited. Warner Chilcott Limited’s bye-laws provide that the record date for any general shareholder meeting shall be at least 10 days and at most 60 days prior to the general meeting.

Warner Chilcott plc. Warner Chilcott plc’s articles of association provide that the record date for any general shareholder meeting shall be at least 10 days and at most 60 days prior to the general meeting.

Director Nominations; Proposals of Shareholders

Warner Chilcott Limited. Warner Chilcott Limited’s bye-laws provide that with respect to an annual or special general meeting of shareholders, a shareholder resolution may only be put to a vote if it is proposed by or at the direction of the board of directors or, at the direction of the court, or on the requisition in writing by such number of shareholders as is prescribed by, and is made in accordance with the relevant provisions of the Bermuda Companies Act and the provisions of bye-law 57 (in request of an annual general meeting only); or the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

In order to comply with the advance notice procedures of Warner Chilcott Limited’s bye-laws, a shareholder must give written notice of its intention to make a director nomination to Warner Chilcott Limited’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be received by the Company not less than 120 days nor more than 150 days in advance of the first anniversary of the date of the notice convening Warner Chilcott Limited’s annual general meeting of shareholders for the prior year.

The notice must include, inter alia, the name and address of the shareholder who intends to make a proposal, a representation that the shareholder is entitled to vote at the shareholders’ meeting, the class and number of shares held by the shareholder, and the text of the proposal.

Additionally, Bermuda law provides that shareholders holding not less than 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at Warner Chilcott Limited’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited. In addition, the Bermuda Companies Act provides that the directors, notwithstanding anything in the bye-laws, shall on the requisition of the shareholders holding not less than 10% of the total voting rights call a special general meeting for the purpose of considering such proposals, as described above under “—Special Meetings of Shareholders.”

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.

Warner Chilcott plc. Warner Chilcott plc’s articles of association provide that with respect to general meetings of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be proposed by or at the direction of the board of directors; at the direction of the High Court of Ireland; by shareholders in accordance with the relevant provisions of the Irish Companies Acts or, in respect of annual general meetings only, in accordance with the procedures set forth in the articles of association; or by the chairman of the meeting.

In order to comply with the advance notice procedures of Warner Chilcott plc’s articles of association, a shareholder must give written notice to Warner Chilcott plc’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be received by the Company not less than 120 days nor more than 150 days in advance of the first anniversary of the notice convening Warner Chilcott Limited’s, or Warner Chilcott plc’s, as the case may be, annual general meeting for the prior year.

The notice must include the name and address of the shareholder who intends to make a proposal or nomination and certain affiliates of the shareholder (each, a “Shareholder Associated Person”); the class and number of shares held by the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding that has been entered into by or on behalf of the shareholder or any Shareholder Associated Person the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person with respect to shares of Warner Chilcott plc; a representation that the shareholder is a record holder of shares of Warner Chilcott plc and is entitled to vote at the shareholder meeting; and a representation of whether the shareholder or the Shareholder Associated Person, if any, intends to deliver a proxy statement or otherwise solicit proxies in favor of the proposal or nomination. In addition, a notice regarding a shareholder proposal must include the text of the proposal, a brief description of the proposed business and the reasons for conducting such business at the meeting. With respect to a shareholder nomination, Warner Chilcott plc may require the proposed nominee to furnish additional information to determine the eligibility of the proposed nominee to serve as a director.

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.

Additionally, the Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Meetings of Shareholders.”

Adjournment of Shareholder Meetings

Warner Chilcott Limited. Warner Chilcott Limited’s bye-laws provide that the chairman of any shareholder meeting may, with the consent of a majority of votes cast by the shareholders present and voting on an adjournment proposal at a meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business shall be conducted at any adjourned meeting other than business which might have been transacted at the meeting from which the adjournment took place. Any meeting duly called that was convened by shareholders at which a quorum is not present shall be dissolved. Any other meeting duly called at which a quorum is not present shall be adjourned and Warner Chilcott Limited shall provide notice pursuant to Warner Chilcott Limited’s bye-laws.

Warner Chilcott plc. Warner Chilcott plc’s articles of association provide that the chairman of any shareholder meeting may, with the consent of a majority of votes cast by the shareholders present and voting on an adjournment proposal at a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business shall be conducted at any adjourned meeting other than business which might have been transacted at the meeting from which the adjournment took place. Any meeting duly called at which a quorum is not present shall be adjourned and Warner Chilcott plc shall provide notice pursuant to Warner Chilcott plc’s articles of association.

Voting Rights

Warner Chilcott Limited. Where a poll is demanded at a general meeting, every shareholder has one vote for each Class A common share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Warner Chilcott Limited’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Bermuda law and Warner Chilcott Limited’s bye-laws. Bermuda law permits the shareholders of Warner Chilcott Limited to electronically notify Warner Chilcott Limited of the appointment of proxies.

The Bermuda Companies Act provides that any question proposed for consideration at a general meeting shall be decided by a show of hands or by a count of votes received in the form of electronic record, unless a poll is demanded by: the chairman; at least three shareholders present in person or represented by proxy; any shareholder or shareholders present in person or proxy and holding between them not less than 10% of the total voting rights of all the members having the right to vote at such meeting; or a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting; being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all such shares conferring such right. Where a poll is not demanded, shareholders present in person or by proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

In accordance with the bye-laws of Warner Chilcott Limited, the directors of Warner Chilcott Limited may from time to time cause Warner Chilcott Limited to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than Class A common shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Any matter submitted to shareholders at a general meeting at which a quorum is present requires the affirmative vote of a majority of the votes cast unless otherwise required by the Bermuda Companies Act, the memorandum of association or the bye-laws.

Warner Chilcott plc. Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Warner Chilcott plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Warner Chilcott plc’s articles of association. The articles of association of Warner Chilcott plc permit shareholders to electronically notify Warner Chilcott plc of the appointment of proxies.

Warner Chilcott plc’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by the chairman; at least three shareholders present in person or represented by proxy; any shareholder or shareholders present in person or represented by proxy and holding between them not less than 10% of the total voting rights of all the members having the right to vote at such meeting; or a shareholder or shareholders present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all such shares conferring such right. Each Warner Chilcott plc ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the articles of association of Warner Chilcott plc, the directors of Warner Chilcott plc may from time to time cause Warner Chilcott plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares and shares held by subsidiaries of Warner Chilcott plc will not be entitled to vote at general meetings of shareholders.

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Warner Chilcott plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Warner Chilcott plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Warner Chilcott plc;

•	Amending the articles of association of Warner Chilcott plc;

•	Approving the change of name of Warner Chilcott plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of Warner Chilcott plc from a public limited company as a private company;

•	Variation of class rights attaching to classes of shares;

•	Non-market purchasing of own shares;

•	Reduction of share capital;

•	Resolving that Warner Chilcott plc be wound up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes; and

•	Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the High Court of Ireland and the approval of: (1) 75% of the voting shareholders by value, and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Variation of Class Rights Attaching to Shares

Warner Chilcott Limited. Warner Chilcott Limited’s bye-laws provide that, subject to the Bermuda Companies Act, all or any special rights attached to any class of shares in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time be altered or abrogated with the sanction of a resolution passed at a separate general meeting of the holders of shares of that class by a majority of the votes cast.

Warner Chilcott plc. Variation of all or any special rights attached to any class of shares of Warner Chilcott plc is addressed in the articles of association of Warner Chilcott plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Warner Chilcott plc must be approved by a special resolution of the shareholders of the class affected.

Amendment of Governing Documents

Warner Chilcott Limited. Under the Bermuda Companies Act, a company may by resolution passed at a general meeting of members of which due notice has been given alter the provisions of its memorandum of association. Certain amendments may require the prior consent of the Bermuda Minister of Finance. Under the Bermuda Companies Act, the bye-laws may be amended by a resolution of the board of directors, but any such amendment shall be operative only after it is approved by a resolution of the shareholders at a general meeting. Warner Chilcott Limited’s bye-laws provide that the bye-laws may be amended by resolution of the board but subject to approval by resolution requiring the affirmative vote of a majority of the total issued voting power of Warner Chilcott Limited’s shares.

Warner Chilcott plc. Irish companies may only alter their memorandum and articles of association by the passing of a special resolution. Therefore, Warner Chilcott plc’s articles of association do not include amendment provisions analogous to the amendment provisions of Warner Chilcott Limited’s bye-laws described above.

Quorum Requirements

Warner Chilcott Limited. The presence of at least two persons present in person and representing, in person or by proxy, more than 50% in voting power of Warner Chilcott Limited’s shares constitutes a quorum for the conduct of business. No business may take place at a general meeting of Warner Chilcott Limited if a quorum is not present. The board of directors has no authority to waive quorum requirements stipulated in the bye-laws of Warner Chilcott Limited. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Warner Chilcott plc. The presence of at least two persons present in person and representing, in person or by proxy, more than 50% in voting rights of Warner Chilcott plc’s shares constitutes a quorum for the conduct of business. No business may take place at a general meeting of Warner Chilcott plc if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Warner Chilcott plc. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

Inspection of Books and Records

Warner Chilcott Limited. Under Bermuda law, members of the general public have the right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. Such documents include the company’s memorandum of association, including its objects and powers, and any amendments thereto. Shareholders of a company have the additional right to inspect its bye-laws, minutes of general meetings and the company’s audited financial statements presented at the annual general meeting at the company’s registered office. The register of shareholders of a company is also open to inspection by its shareholders without charge and by members of the general public on the payment of a nominal fee.

Warner Chilcott plc. Under Irish law, shareholders have the right to: (1) receive a copy of the memorandum and articles of association of Warner Chilcott plc and any act of the Irish Government which alters the memorandum of association of Warner Chilcott plc; (2) inspect and obtain copies of the minutes of general meetings and resolutions of Warner Chilcott plc; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Warner Chilcott plc; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of Warner Chilcott plc which have previously been sent to shareholders prior to an annual general meeting during the preceding ten years. The auditors of Warner Chilcott plc will also have the right to inspect all books, records and vouchers of Warner Chilcott plc. The auditors’ report must be circulated to the shareholders with Warner Chilcott plc’s IFRS Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Warner Chilcott plc’s annual general meeting. We will only provide IFRS Financial Statements if required by Irish law.

Transfer and Registration of Shares

Warner Chilcott Limited. Warner Chilcott Limited’s share register is maintained by its Transfer Agent. Registration in this share register is determinative of membership in Warner Chilcott Limited. A shareholder of Warner Chilcott Limited who holds shares beneficially is not a holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through the same depository or other nominee is not registered in Warner Chilcott Limited’s official share register, as the depositary or other nominee remains the record holder of such shares.

Subject to the Bermuda Companies Act and Warner Chilcott Limited’s bye-laws, any shareholder may transfer all or any of its shares. The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully paid, the instrument of transfer shall also be signed by or on behalf of the transferee.

The board of directors may decline to register any transfer unless:

(i)	the instrument of transfer is duly stamped (if required by law) and lodged with Warner Chilcott Limited at such place as the board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates and such other evidence as the board of directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of only one class of share; and

(iii)	where applicable, it is satisfied that all applicable consents, authorizations and permissions of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law have been obtained.

Warner Chilcott plc. Warner Chilcott plc’s share register will be maintained by its Transfer Agent. Registration in this share register will be determinative of membership in Warner Chilcott plc. A shareholder of Warner Chilcott plc who holds shares through DTC will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares through DTC to a person who also holds such shares through DTC will not be registered in Warner Chilcott plc’s official share register, as the depositary or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Warner Chilcott plc’s official share register any transfer of shares (i) from a person who holds such shares outside of DTC to any other person, (ii) from a person who holds such shares through DTC to a person who holds such shares outside of DTC or (iii) from a person who holds such shares through a depository to another person who holds such shares through a depository where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who holds shares outside of DTC to transfer those shares into his or her own broker account at a depository (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Warner Chilcott plc’s official Irish share register.

Warner Chilcott plc’s articles of association as they will be in effect after the Transaction delegate to Warner Chilcott plc’s Secretary the authority to execute an instrument of transfer on behalf of a transferring party, which the Secretary may do if for any reason such instrument is required and has not been lodged with the Company. Warner Chilcott plc may, in its absolute discretion, pay (or cause one of its affiliates to pay) any Irish stamp duty payable in respect of a transfer of shares. Warner Chilcott plc’s articles of association as they will be in effect after the Transaction provide that, in the event of any such payment, Warner Chilcott plc (i) may seek reimbursement from the buyer, (ii) will have a lien against the Warner Chilcott plc shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the Irish stamp duty against future dividends on such shares.

The directors may decline to recognize any instrument of transfer unless:

(i)	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer,

(ii)	the instrument of transfer is in respect of only one class of share, and

(iii)	they are satisfied that all applicable consents, authorizations, permissions or approvals required to be obtained pursuant to any applicable law or agreement prior to such transfer have been obtained or that no such consents, authorizations, permissions or approvals are required.

Rights upon Liquidation

Warner Chilcott Limited. Upon the liquidation of Warner Chilcott Limited, after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to the Class A common shares as to distribution on liquidation or winding-up have been paid or set aside for payment, then the holders of Warner Chilcott Limited’s Class A common shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of Class A common shares. The liquidator may deduct from the amount payable in respect of those Class A common shares any liabilities the holder has to or with Warner Chilcott Limited. Assets received by the holders of Warner Chilcott Limited’s Class A common shares in liquidation may with the sanction of a resolution of the shareholders consist in whole or in part of property. That property is not required to be of the same kind for all shareholders. The shareholders may resolve that Warner Chilcott Limited be wound up by the court, or be wound up voluntarily, with the vote of the holders of a simple majority of the voting shares of Warner Chilcott Limited. The board may also present a petition to the court for Warner Chilcott Limited to be wound up. Under the Bermuda Companies Act, Warner Chilcott Limited may also be wound up by the Court itself in certain circumstances.

Warner Chilcott plc. The rights of the shareholders to a return of Warner Chilcott plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Warner Chilcott plc’s articles of association or the terms of any preferred shares issued by the directors of Warner Chilcott plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Warner Chilcott plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. Warner Chilcott plc’s articles of association provide that the ordinary shareholders of Warner Chilcott plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Warner Chilcott plc may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders of Warner Chilcott plc is required. Warner Chilcott plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Warner Chilcott plc has failed to file certain returns.

Enforcement of Civil Liabilities against Foreign Persons

Warner Chilcott Limited. Warner Chilcott Limited has been advised by its Bermuda counsel, Appleby, that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the United States providing for the reciprocal enforcement of foreign judgments. Warner Chilcott Limited has also been advised by its Bermuda counsel that a final and conclusive judgment obtained in a court in the United States under which a sum of money is payable as compensatory damages may be the subject of an action in the Supreme Court of Bermuda under the common law doctrine of obligations. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda, and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.

Enforcement of such a judgment against assets in Bermuda may involve the conversion of the judgment debt into Bermuda dollars, but the Bermuda Monetary Authority has indicated that its present policy is to give the consents necessary to enable recovery in the currency of the obligation. No stamp duty or similar or other tax is payable in Bermuda on the enforcement of a foreign judgment. Court fees will be payable in connection with proceedings for enforcement.

Warner Chilcott plc. Warner Chilcott plc has been advised by its Irish counsel, Arthur Cox, that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:

•	The judgment must be for a definite sum;

•	The judgment must be final and conclusive; and

•	The judgment must be provided by a court of competent jurisdiction.

An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

LEGAL MATTERS

Davis Polk & Wardwell will pass upon certain U.S. federal income tax consequences of the Transaction. Arthur Cox, Solicitors, will pass upon certain Irish tax consequences of the Transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers, and beneficial owners of more than 10% of the Company’s common shares (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common shares of the Company. Such Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such filings received by it with respect to the year ended December 31, 2008, the Company believes that all required persons complied with all Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy card when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2010 annual general meeting, your proposals must be sent to Warner Chilcott plc at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland, Attention: Corporate Secretary, if the Transaction has become effective, or, if the Transaction has not become effective, Warner Chilcott Limited at Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland, Attention: Corporate Secretary, not less than 120 days prior to the anniversary date of the notice convening Warner Chilcott Limited’s 2009 Annual Meeting. Therefore, the deadline is expected to be             for the 2010 annual general meeting. However, if the date of the 2010 annual general meeting changes by more than 30 days from the anniversary of the 2009 Annual Meeting (for purposes of determining the deadline for the 2010 annual general meeting, the last annual general meeting of Warner Chilcott Limited), the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in Warner Chilcott plc’s articles of association, if the Transaction has become effective, or Warner Chilcott Limited’s bye-laws, if the Transaction has not become effective.

Warner Chilcott plc

Warner Chilcott plc’s articles of association provide that with respect to a general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be proposed by or at the direction of the board of directors; at the direction of the High Court of Ireland; by shareholders in accordance with the relevant provisions of the Irish Companies Acts or, in respect of annual general meetings only, in accordance with the procedures set forth in the articles of association; or by the chairman of the meeting. The Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under “Comparison of Rights of Shareholders and Powers of the Board of Directors—Special Meetings of Shareholders.”

In order to comply with the advance notice procedures of Warner Chilcott plc’s articles of association, a shareholder must give written notice to Warner Chilcott plc’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be received by Warner Chilcott plc not less than 120 days nor more than 150 days in advance of the first anniversary of the notice convening Warner Chilcott Limited’s or Warner Chilcott plc’s, as the case may be, annual general meeting for the prior year. Therefore, to be presented at Warner

Chilcott plc’s 2010 annual general meeting of shareholders, such a proposal or nomination must be received on or after                     , 2009, but no later than                     2009.

The notice must include the name and address of the shareholder who intends to make a proposal or nomination and certain affiliates of the shareholder (each, a “Shareholder Associated Person”); the class and number of shares held by the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding that has been entered into by or on behalf of the shareholder or any Shareholder Associated Person the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person with respect to shares of Warner Chilcott plc; a representation that the shareholder is a record holder of shares of Warner Chilcott plc and is entitled to vote at the shareholder meeting; and a representation of whether the shareholder or the Shareholder Associated Person, if any, intends to deliver a proxy statement or otherwise solicit proxies in favor of the proposal or nomination. In addition, a notice regarding a shareholder proposal must include the text of the proposal, a brief description of the proposed business and the reasons for conducting such business at the meeting. With respect to a shareholder nomination, Warner Chilcott plc may require the proposed nominee to furnish additional information to determine the eligibility of the proposed nominee to serve as a director.

Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the proxy statement for Warner Chilcott plc’s 2010 annual general meeting.

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if you fail to comply with the foregoing procedures.

Additionally, the Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals. The proposed purpose of the meeting must be set out in the requisition notice, and the requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Warner Chilcott plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

Warner Chilcott Limited

Warner Chilcott Limited’s bye-laws provide that with respect to an annual or special general meeting of shareholders, a shareholder resolution may only be put to a vote if it is proposed by or at the direction of the board of directors or, at the direction of the court, or on the requisition in writing by such number of shareholders as is prescribed by, and is made in accordance with the relevant provisions of the Bermuda Companies Act and the provisions of bye-law 57 (in request of an annual general meeting only); or the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

In order to comply with the advance notice procedures of Warner Chilcott Limited’s bye-laws, a shareholder must give written notice of its intention to make a director nomination to Warner Chilcott Limited’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be received by the Company not less than 120 days nor more than 150 days in advance of the first anniversary of the date of the notice convening Warner Chilcott Limited’s annual general meeting of shareholders for the prior year. Therefore, if the Transaction has not become effective, to be presented at Warner Chilcott Limited’s 2010 annual general meeting of shareholders, such a proposal must be received on or after                     , 2009, but no later than                     , 2009. The notice must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters as set forth in Warner Chilcott Limited’s bye-laws. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the proxy statement for Warner Chilcott Limited’s 2010 annual general meeting.

Additionally, Bermuda law provides that shareholders holding not less than 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at Warner Chilcott Limited’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if you fail to comply with the foregoing procedures.

You may obtain a copy of the memorandum and articles of association of Warner Chilcott plc, as they will be in effect after the Transaction, or the bye-laws of Warner Chilcott Limited, in which these procedures are set forth, upon written request to Warner Chilcott Limited, Unit 19 Ardee Business Park, Hale Street, Ardee, Co  Louth, Ireland, Attention: Corporate Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation will be borne by the Company, and in addition to directly soliciting shareholders by mail, the Company may request brokers, dealers, banks, trustees or other nominees to solicit their customers who have stock of the Company registered in the name of the nominee and, if so, will reimburse such brokers, dealers, banks, trustees or other nominees for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail or telephone following the original solicitation. The Company may also, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies.

HOUSEHOLDING

The Company’s Annual Report, including its audited financial statements for the year ended December 31, 2008, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, only one Annual Report or Proxy Statement, as applicable, will be mailed to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, the Company will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any shareholder who contacts the Company at (973) 442-3200 or sends a written request to Warner Chilcott Limited, c/o Warner Chilcott Corporation, 100 Enterprise Drive, Rockaway, New Jersey 07866, Attention: Investor Relations. If your household is receiving multiple copies of the Company’s annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Warner Chilcott Limited, c/o Warner Chilcott Corporation, 100 Enterprise Drive, Rockaway, New Jersey 07866, Attention: Investor Relations.

OTHER BUSINESS

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Matters other than those set forth in the notice thereof may not be brought before the Special Meeting.

Even if you are a holder of record who plans to attend the Annual Meeting or Special Meeting in person, please sign, date and return the enclosed proxy card promptly or vote in accordance with the instructions listed on the proxy card. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxy will be appreciated.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Statements contained in this Proxy Statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance, if such contract or document is filed as an exhibit to the Annual Report, reference is made to the copy of such contract or other document filed as an exhibit to the Annual Report, each statement being qualified in all respects by such reference. A copy of the Annual Report, including the exhibits and schedules thereto, may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an Internet site at www.wcrx.com. We make available on our Internet website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after we electronically file such reports with the SEC. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

Warner Chilcott Limited incorporates by reference the documents listed below and any filings Warner Chilcott Limited will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meetings. The documents incorporated by reference are:

•	Warner Chilcott Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008;

•	Warner Chilcott Limited’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009;

•

Our Current Reports on Form 8-K filed on: January 30, 2009; March 17, 2009; March 20, 2009; May 4, 2009; and May 11, 2009 (insofar as it relates to the items that are deemed, in accordance with SEC rules, to have been filed); and

•

Warner Chilcott Limited’s Description of Capital Stock contained in Form 8-A as filed with the SEC on September 21, 2006, together with any amendment or report filed with the SEC for the purpose of updating such description.

You can request a free copy of the above filings or any filings subsequently incorporated by reference into this Proxy Statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Warner Chilcott Limited

c/o Corporate Secretary

Unit 19 Ardee Business Park,

Hale Street,

Ardee, Co Louth,

Ireland

+353 41 685 6983

In order to ensure timely delivery of these documents, you should make such request by                     , 2009.

UPON WRITTEN REQUEST TO WARNER CHILCOTT LIMITED, C/O WARNER CHILCOTT CORPORATION, 100 ENTERPRISE DRIVE, ROCKAWAY, NEW JERSEY 07866, ATTN: INVESTOR RELATIONS, THE COMPANY WILL MAIL WITHOUT CHARGE A COPY OF THE ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2008, INCLUDING THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. THE COMPANY’S ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT                     .

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be held on                     , 2009

The SEC has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this Proxy Statement, the Company has chosen to follow the SEC’s full set delivery option, and therefore, although we are posting this Proxy Statement online, we are also mailing a full set of our proxy materials to the Company’s shareholders. The proxy materials, including this Proxy Statement, are available at                     .

BY ORDER OF THE BOARD OF DIRECTORS

Izumi Hara

Senior Vice President, General Counsel and Corporate Secretary

Dated:                     , 2009

Ardee, Ireland

Annex A

Warner Chilcott

Equity Incentive Plan

(Amended and Restated)

Warner Chilcott

Equity Incentive Plan

(Amended and Restated)

SECTION 1. Purpose.

The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentive to persons who provide services to the Company and its Subsidiaries, and to promote the success of the Company’s business. Unless the context otherwise requires, capitalized terms used herein are defined in Section  18.

SECTION 2. Administration.

(a)    Authority of the Board. The Plan shall be administered by the Board. The Board shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, subject to the terms and conditions of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award, to establish terms or conditions applicable to any Award and to review any decisions or actions made or taken by the Board. All decisions, interpretations and other actions of the Board shall be final and binding on all participants and other persons deriving their rights from a participant. Notwithstanding anything to the contrary herein, no action taken by the Board shall adversely affect in any material respect the rights granted to any participant under any outstanding Award without the participant’s written consent. Notwithstanding anything to the contrary herein, the Board may, at its discretion, delegate its authorities under the Plan to any officer of the Company and may subject such delegation to such limits or parameters as it may determine and may revoke such delegation at will.

SECTION 3. Eligibility.

The Board is authorized to grant Awards to employees, directors and consultants of the Company or any Subsidiary of the Company. Employees who have been granted Awards shall be participants in the Plan with respect to such Awards.

SECTION 4. Shares Subject to Plan.

(a)    Basic Limitation. Subject to the following provisions of this Section and Section 14, the maximum number of Class A Common Shares that may be issued pursuant to Awards under the Plan is 24,170,880 Class A Common Shares. Class A Common Shares may only be authorized but unissued Class A Common Shares and, unless permitted under Bermuda or other applicable law, may not be treasury Class A Common Shares. Notwithstanding the foregoing and subject to the provisions of Section 14 of the Plan, under the Plan no Person may be granted in any calendar year Options, Stock Appreciation Rights or Performance Awards denominated in Class A Common Shares that, in the case of each type of Award, relate to more than two million Class A Common Shares or, with respect to any Performance Award denominated in cash or valued with reference to property other than Class A Common Shares, allow for a payment in excess of $5,000,000.

(b)    Additional Class A Common Shares. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Class A Common Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Class A Common Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Class A Common Shares shall again be available for the purposes of the Plan.

SECTION 5. Awards.

(a)    Types of Awards. The Board may, in its sole discretion, make Awards of one or more of the following: Options, Share Appreciation Rights, Share Awards, Share Units, Performance Awards and Dividend Equivalent Rights. The Company shall make Awards directly or cause one or more of its Subsidiaries to make Awards; provided, however, that the Company shall be responsible for causing any such Subsidiary to comply with the terms of any Award and the Plan.

(b)    Award Agreements. Each Award made under the Plan shall be evidenced by a written agreement, and no Award shall be valid without any such agreement. An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions which the Board in its sole discretion deems appropriate for inclusion in the Award agreement provided such terms and conditions are not inconsistent with the Plan. Accordingly, in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail. Prior to an Initial Public Offering, awards made to California participants shall also be subject to the applicable requirements set forth in Appendix I. Each agreement evidencing an Award shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms:

(i)    Number of Class A Common Shares. The number of Class A Common Shares subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 14 of the Plan.

(ii)    Price. Where applicable, each agreement shall designate the price, if any, to acquire any Class A Common Shares underlying the Award, which price shall be payable in a form described in Section 12 and subject to adjustment pursuant to Section 14.

(iii)    Vesting. Each Award agreement shall specify the dates and events on which all or any installment of the Award shall be vested and non-forfeitable. Notwithstanding the foregoing, upon a Change in Control any unvested Awards which are subject to a time-based vesting schedule shall be fully vested and non-forfeitable. Awards which are subject to a performance-based vesting schedule shall not be affected by a Change in Control, i.e. such awards shall not vest automatically upon a Change in Control.

(c)    No Rights as a Shareholder. A participant, or a transferee of a participant, shall have no rights as a shareholder with respect to any Class A Common Shares covered by an Award until Class A Common Shares are actually issued in the name of such person (or if Class A Common Shares will be held in street name, to a broker who will hold such Class A Common Shares on behalf of such person).

SECTION 6. Options.

(a)    Option Agreement. The Board may, in its sole discretion, grant Options. Each agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Board, in its sole discretion:

(i)    ISO/Nonstatutory Option. Each agreement shall designate an Option as either an ISO or a Nonstatutory Option (provided that an Option shall be a Nonstatutory Option unless the applicable award agreement specifically designates such Option as an ISO).

(ii)    Exercisability. Each agreement shall specify the dates and events when all or any installment of the Option becomes exercisable.

(iii)    Term. Each agreement shall state the term of each Option (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed ten years from the date of grant or (in respect of an ISO) such shorter term as may be required by Section 6(b)(iii) below for Ten Percent Class A Common Shareholders.

(b)    Special ISO Rules. The following rules apply to ISO grants in addition to any other rule that may apply under this Plan:

(i)    ISO Participants. ISOs may only be granted to employees of the Company or a Subsidiary thereof.

(ii)    Exercise Price. The exercise price of an ISO shall not be less than 100% of the Fair Market Value of a Class A Common Share on the date of grant or such higher price as may be required by Section 6(b)(iii) below for Ten Percent Class A Common Shareholders.

(iii)    Ten Percent Class A Common Shareholders. An individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries (a “Ten Percent Class A Common Shareholder”) shall not be eligible for designation as a participant under an ISO unless (A) the exercise price is at least 110% of the Fair Market Value of a Class A Common Share on the date of grant and (B) the ISO is not exercisable after the expiration of five years from the date of grant. In determining stock ownership for purposes hereof, the attribution rules of Section 424(d) of the Code shall apply.

(iv)    Dollar Limitation. The aggregate Fair Market Value of Class A Common Shares (determined as of the respective date or dates of grant) for which one or more Options granted to any participant under the Plan (or any other option plan of the Company or any Subsidiary thereof) may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of $100,000. To the extent a participant holds two or more Options which become exercisable for the first time in the same calendar year, such Options shall qualify as ISOs on the basis of the order in which such Options were granted.

(v)    Failure to Qualify. If all or a portion of an Award granted as an ISO fails (or later ceases to) qualify as an ISO, such Option or portion thereof shall be treated as a Nonstatutory Option.

SECTION 7. Share Appreciation Rights.

(a)    Generally. The Board may, in its sole discretion, grant “Share Appreciation Rights”, including a concurrent grant of Share Appreciation Rights in tandem with any Option. A Share Appreciation Right means a right to receive a payment in cash, Class A Common Shares or a combination thereof in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a number of Class A Common Shares on the date the right is exercised over (ii) the Fair Market Value, or other specified valuation, of such Class A Common Shares on the date the right is granted. If a Share Appreciation Right is granted in tandem with or in substitution for an Option, the designated Fair Market Value in the Award agreement shall reflect the Fair Market Value of the Class A Common Shares underlying the Awards on the date the Option is granted.

(b)    Share Appreciation Rights Award Agreement. Each agreement evidencing an Award of Share Appreciation Rights shall contain the following information, which shall be determined by the Board, in its sole discretion:

(i)    Base Value. Each agreement shall specify the base value of the Class A Common Shares above which a participant shall be entitled to share in the appreciation in the value of such Class A Common Shares.

(ii)    Exercisability. Each agreement shall specify the dates and events when all or any installment of the Share Appreciation Rights becomes exercisable.

(iii)    Term. Each agreement shall state the term of each Share Appreciation Right (including the circumstances under which such Share Appreciation Right will expire prior to the stated term thereof), which shall not exceed ten years from the date of grant.

SECTION 8. Share Awards.

(a)    Generally. The Board may, in its sole discretion, make “Share Awards” by granting or selling Class A Common Shares under the Plan. Each Share Award agreement shall set forth the applicable dates and/or events on which all or any portion of the Share Awards shall be vested and non-forfeitable. Payment in Class A Common Shares of all or a portion of any bonus under any other arrangement may be treated by the Board as an Award of Class A Common Shares under the Plan.

(b)    No Purchase Price Necessary. In lieu of a purchase price, and except as required by applicable law, a Share Award may be made in consideration of services previously rendered by a participant to the Company or its Subsidiaries thereof.

SECTION 9. Share Units.

(a)    Generally. The Board may, in its sole discretion, grant “Share Units”, which in each case shall be a notional account representing Class A Common Shares. Each Share Unit agreement shall set forth the applicable dates and/or events on or after which all or any portion of the Share Unit Award may be settled.

(b)    Settlement of Share Units. Share Units shall be settled in Class A Common Shares unless the agreement evidencing the Award expressly provides for settlement of all or a portion of the Share Units in cash equal to the value of the Class A Common Shares that would otherwise be distributed in settlement of such units. Class A Common Shares distributed to settle a Share Unit may be issued with or without payment or consideration therefore, except as may be required by applicable law or the Board in its sole discretion as set forth in the agreement evidencing the Award. The Board may, in its sole discretion, establish a program to permit participants to defer payments and distributions made in respect of Share Units.

SECTION 10. Performance Awards.

(a)    The Board may, in its sole discretion, grant any Awards under the Plan pursuant to terms which condition the Award recipient’s right to receive the Award, exercise the Award or have the Award settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it deems appropriate in establishing any performance conditions.

(b)    Any such Awards may, in the discretion of the Board, be subject to such conditions as the Board deems necessary or appropriate to ensure that such Award satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code, or any successor provision thereto. For these purposes, one or more of the following criteria relating to the Company or a designated business segment, business unit, division, business line or other sub-category of the Company or its businesses may be used by the Board in establishing performance goals for such Awards: (i) revenues, (ii) expenses, (iii) gross profit, (iv) operating income, (v) net income, (vi) earnings per share, (vii) cash flow, (viii) capital expenditures, (ix) working capital, (x) economic value added, (xi) stock price per share, (xii) market value, (xiii) enterprise value, (xiv) book value, (xv) return on equity, (xvi) return on book value, (xvii) return on invested capital, (xviii) return on asset, (xix) capital structure, (xx) return on investment, (xxi) utilization, (xxii) cash net income, (xxiii) adjusted cash net income, (xxiv) EBITDA and (xxv) adjusted EBITDA. The performance goals relating to such criteria may be expressed as absolute measures or measures relative to stated references, including, without limitation, the achievements of one or more other businesses or indices.

(c)    The Board will have the authority to adjust performance goals for any performance period as equitably necessary, without enlarging or diminishing the participants’ rights, in recognition of (i) extraordinary or nonrecurring events experienced by the Company during the performance period, (ii) changes in applicable accounting rules or principles or changes in the Company’s methods of accounting during the performance period or (iii) other corporate transactions or events affecting Awards, including, without limitation, the occurrence of a dividend or other distribution (other than an ordinary dividend), whether in the form of cash, securities or other property, recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company; provided that such adjustment is appropriate to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan.

SECTION 11. Dividend Equivalent Rights.

(a)    Generally. The Board may, in its sole discretion, grant Dividend Equivalent Rights with respect to any Award.

(b)    Settlement of Dividend Equivalent Rights. Dividend Equivalent Rights may be settled in cash, Class A Common Shares, or other securities or property, all as provided in the Award agreement. The Board may, in its sole discretion, grant share units, which in each case shall be a notional account representing Class A Common Shares. The Board may, in its sole discretion, establish a program to permit participants to defer payments and distributions made in respect of Dividend Equivalent Rights.

SECTION 12. Payment for Class A Common Shares.

(a)    General Rule. The purchase price of Class A Common Shares issued under the Plan shall be payable in cash or personal check at the time when such Class A Common Shares are purchased, except as otherwise provided in this Section 12.

(b)    Surrender of Class A Common Shares. At the sole discretion of the Board, all or any part of the purchase price and any applicable withholding requirements may be paid by surrendering, or attesting to the ownership of, Class A Common Shares that are already owned by the participant. Such Class A Common Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Award is exercised. The participant shall not surrender, or attest to the ownership of, Class A Common Shares in payment of any portion of the purchase price (or withholding) if such action would cause the Company or any Subsidiary thereof to recognize a compensation expense (or additional compensation expense) with respect to the applicable Award for financial reporting purposes, unless the Board consents thereto.

(c)    Services Rendered. At the sole discretion of the Board, and except as required by applicable law, Class A Common Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary thereof prior to or after the Award.

(d)    Net Exercise. At the sole discretion of the Board on or after an Initial Public Offering, payment of all or any portion of the purchase price under any Award under the Plan and any applicable withholding requirements may be made by reducing the number of Class A Common Shares otherwise deliverable pursuant to the Award by the number of such Class A Common Shares having a Fair Market Value equal to the purchase price.

(e)    Exercise/Sale. At the sole discretion of the Board and subject to applicable law, on or after an Initial Public Offering, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to a securities broker approved by the Company to sell Class A Common Shares and to deliver all or part of the sales proceeds to the Company, or (ii) to pledge Class A Common Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company, in each case in payment of all or part of the purchase price and any withholding requirements.

(f)    Discretion of Board. Should the Board exercise its sole discretion to permit the participant to pay the purchase price under an Award in whole or in part in accordance with Section 12 (b) through (e) above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

SECTION 13. Termination of Service.

(a)    Termination of Service. If a participant’s Service terminates for any reason, the Award shall be subject to the rights of repurchase, and the other provisions, set forth in the written agreement with the participant governing such Award.

(b)    Leave of Absence. For purposes of this Section 13, unless otherwise required by applicable law, Service shall be deemed to continue while a participant is on a bona fide leave of absence, if such leave is approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Board).

SECTION 14. Adjustment of Class A Common Shares.

(a)    General. If there shall be a Recapitalization, an adjustment shall be made to each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Class A Common Shares subject to, or referenced by, such Award had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, the Board will adjust, in a manner it deems fair and equitable, the number of Class A Common Shares that may be issued under the Plan, the number of Class A Common Shares that may be issued to any Person in any calendar year, the number of Class A Common Shares subject to outstanding Awards, and the purchase price applicable to outstanding Awards to prevent dilution or enlargement of participants’ rights under the Plan and outstanding Awards. Should the vesting of any Award be conditioned upon the Company’s attainment of performance conditions, the Board may, in a fair and equitable manner, make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles. Notwithstanding the foregoing, the Board shall not without a participant’s consent make any adjustment to an ISO or an Award that is subject to Section 409A of the Code that does not comply with the rules of Section 424(a) of the Code or Section 409A of the Code, respectively, or would otherwise cause the ISO to fail to qualify as an ISO for purposes of Section 422 of the Code.

(b)    Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Subject to the terms of the applicable Award agreement, the agreement with respect to such merger or consolidation, without the participants’ consent, may provide for:

(i)    The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving entity) or by the surviving entity or its direct or indirect parent;

(ii)    The substitution by the surviving entity or its direct or indirect parent of share awards with substantially the same terms and economic value for such outstanding Awards;

(iii)    The acceleration of the vesting of or right to exercise or receive settlement with respect to such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Board, after reasonable advance written notice thereof to the holder of each such Award; or

(iv)    The cancellation of all or any portion of such outstanding Awards; provided that, with respect to “in-the-money” Awards, such cancellation must be made in exchange for a cash payment of the excess of the fair market value of the Class A Common Shares subject to such outstanding Awards or portion thereof being canceled over the purchase price, if any, with respect to such Awards or portion thereof being canceled.

SECTION 15. Securities Law Requirements.

(a)    Class A Common Shares Not Registered. Class A Common Shares shall not be issued under the Plan unless the issuance and delivery of such Class A Common Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, state or foreign securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Class A Common Shares under the Plan, and accordingly any certificates for Class A Common Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the purchase or issuance of any Class A Common Shares under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of Class A Common Shares is not required to be registered under any applicable securities laws.

(b)    California Participants. Prior to an Initial Public Offering, if an Award shall be made to a participant based in California, then such Award shall meet the additional requirements set forth in Appendix I.

(c)    United Kingdom Participants: At any time, if an Award shall be made to a participant based in the United Kingdom, such Award shall be subject to the additional terms and conditions set forth in Appendix II.

SECTION 16. General Terms.

(a)    Nontransferability of Awards. No Award may be transferred, assigned, pledged or hypothecated by any participant except in compliance with the terms of the agreement governing such Award. The exercisability of an Option or other right to acquire Class A Common Shares under the Plan by someone other than the participant shall be governed by the agreement pursuant to which such Option was granted.

(b)    Restrictions on Transfer of Class A Common Shares. Any Class A Common Shares issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award agreement and shall apply in addition to any restrictions that may apply to holders of Class A Common Shares generally.

(c)    Withholding Requirements. As a condition to the receipt or purchase of Class A Common Shares pursuant to an Award, a participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding obligations that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding obligations that may arise in connection with the disposition of Class A Common Shares acquired pursuant to an Award.

(d)    No Retention Rights. Nothing in the Plan or in any Award granted under the Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary thereof employing or retaining the participant) or of the participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(e)    Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

SECTION 17. Duration and Amendments.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors of the Company, subject to (i) the approval of the holders of a majority of the Class A Common Shares and (ii) any other shareholder approval required pursuant to the Sponsor Shareholders Agreement to the extent then in effect. If the requisite shareholder approvals set forth in the immediately preceding sentence to approve the Plan are not obtained within 12 months of its adoption by the Board of Directors of the Company, any Awards that have already been made shall be rescinded, and no additional Awards shall be made thereafter under the Plan. The Plan shall terminate automatically on the day preceding the tenth anniversary of its adoption by the Board of Directors of the Company unless earlier terminated pursuant to Section 17(b) below.

(b)    Right to Amend or Terminate the Plan. The Board may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan (except as provided in Section 14) which increases the maximum number of Class A Common Shares available for issuance under the Plan in the aggregate, changes the legal entity authorized to make Awards under this Plan from the Company (or its successor) to any other legal entity or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to: (i) the approval of the holders of a majority of the Class A Common Shares and (ii) any other shareholder approval required pursuant to the Sponsor Shareholders Agreement to the extent then in effect. Except as may be required by the Sponsor Shareholders Agreement to the extent then in effect or as the Board may deem necessary or desirable in order to comply with any applicable law or regulations, approval of the holders of the Class A Common Shares shall not be required for any other amendment of the Plan.

(c)    Effect of Amendment or Termination. Any amendment of the Plan shall not adversely affect in any respect any participant’s rights under any Award previously made or granted under the Plan without the participant’s consent unless determined to be required in order to comply with applicable law or regulations. No Class A Common Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. The termination of the Plan shall not affect any Awards outstanding on the termination date.

(d)    Modification, Extension and Assumption of Awards. Within the limitations of the Plan and applicable law or regulations, the Board may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Class A Common Shares and at the same or a different price. The foregoing notwithstanding, no modification of an Award shall, without the consent of the participant, impair the participant’s rights or increase the participant’s obligations under such Award or impair the economic value of any such Award unless determined to be required in order to comply with applicable law or regulations.

SECTION 18. Definitions.

(a)    “Affiliate” shall mean, with respect to any Person, any other Person who, directly or indirectly, controls such first Person or is controlled by said Person or is under common control with said Person, where “control” means the power and ability to direct, directly or indirectly, or share equally in or cause the direction of, the management and/or policies of a Person, whether through ownership of voting shares or other equivalent interests of the controlled Person, by contract (including proxy) or otherwise.

(b)    “Award” shall mean the grant of an Option, Share Appreciation Right, Share Award, Share Unit, Performance Award or Dividend Equivalent Right under the Plan.

(c)    “Board” shall mean the Board of Directors of the Company, as constituted from time to time, or if such Board of Directors has appointed a committee to administer the Plan that is composed of two or more directors, each of whom is both an “outside director” (within the meaning of Section 162(m) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

(d)    “Change in Control” shall mean the occurrence of:

(i)    any Person other than the Company, its Affiliates, an employee benefit plan or trust maintained by the Company or its affiliates, or the “Sponsors” (as defined in the Management Shareholders Agreement) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (iii) below);

(ii)    at any time during a period of twelve consecutive months, individuals who at the beginning of such period constituted the Board ceasing for any reason to constitute at least a majority thereof, unless the election by the Company’s shareholders of each new director during such twelve-month period was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such twelve-month period; or

(iii)    the consummation of (A) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of assets of the Company having a total gross fair market value equal to more than 50% of the total gross fair market value of all assets of the Company immediately prior to such transaction or transactions.

(e)    “Class A Common Share” shall mean one Class A ordinary share of the Company, par value $.01 or, in the case of Awards by any successor or parent to Warner Chilcott Limited, an ordinary or common share of such parent or successor.

(f)    “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(g)    “Company” shall mean Warner Chilcott Limited, an exempted Bermuda limited company or any successor or parent thereto as designated by the Board.

(h)    “Covered Employee” shall mean a person whose compensation from the Company is, or is deemed likely by the Board to be, subject to the limitation on deductibility set forth in Code Section 162(m) of the Code.

(i)    “Dividend Equivalent Right” shall mean an Award that entitles the holder to receive for each eligible Class A Common Share that is subject to (or referenced by) such Award an amount equal to the dividends paid on one Class A Common Share at such time as dividends are otherwise paid to shareholders of the Company holding Class A Common Shares or, if later, when the Award becomes vested.

(j)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(k)    “Fair Market Value” shall mean the closing price of a Class A Common Shares as reported on the composite tape of the Nasdaq Global Market or any reporting system selected by the Board on the relevant dates or, if no sale of Class A Common Shares is reported for that date, on the date or dates that the Board determines, in its sole discretion, to be appropriate for purposes of the valuation.

(l)    “Initial Public Offering” shall mean the initial Public Offering registered on Form S-1 (or any successor form under the Securities Act).

(m)    “ISO” shall mean an “incentive stock option” described in Section 422(b) of the Code.

(n)    “Management Shareholders Agreement” shall mean that certain Management Shareholders Agreement dated as of the date hereof by and among the Company, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and the other parties thereto (as the same shall be amended, supplemented or modified from time to time) to the extent then in force.

(o)    “Nonstatutory Option” shall mean a “stock option” not described in Sections 422(b) of the Code.

(p)    “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Class A Common Shares.

(q)    “Performance Award” shall mean an Award granted under Section 10.

(r)    “Person” shall mean an individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(s)    “Plan” shall mean this Warner Chilcott Equity Incentive Plan, as amended from time to time.

(t)    “Public Offering” shall mean an underwritten public offering of Class A Common Shares pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

(u)    “Recapitalization” shall mean an event or series of events affecting the capital structure of the Company including, but not limited to, a share split, reverse share split, share dividend (subject to the exclusion below), spin-off, recapitalization, combination or reclassification of the Company’s securities, but shall exclude any share dividend to the extent the treatment of a stock dividend is covered in the agreement governing the Award.

(v)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(w)    “Service” shall mean service as an employee, director or consultant of the Company or any Subsidiary thereof.

(x)    “Sponsor Shareholders Agreement” means that certain Shareholders Agreement dated as of January 18, 2005, by and among the Company, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited, Bain Capital Integral Investors II, L.P., DLJMB Overseas Partners III, C.V., J.P. Morgan Partners (BHCA), L.P., Thomas H. Lee (Alternative) Fund V; L.P. and the other parties thereto (as such agreement may be amended, modified or supplemented from time to time) to the extent then in effect.

(y)    “Share Appreciation Right” shall have the meaning described in Section 7(a).

(z)    “Share Award” shall have the meaning described in Section 8(a).

(aa)    “Share Unit” shall have the meaning described in Section 9(a).

(bb)    “Subsidiary” shall mean, with respect to any specified Person, any other Person in which such specified Person, directly or indirectly through one or more Affiliates or otherwise, beneficially owns at least 50% of either the ownership interest (determined by equity or economic interests) in, or the voting control of, such other Person.

SECTION 19. Choice of Law.

All issues concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state, without regard to the conflicts of laws rules of such state. Any legal action or proceeding with respect to the Plan shall be brought in the courts of the United States for the Southern District of New York.

APPENDIX I

CALIFORNIA SECURITIES LAW REQUIREMENTS.

The terms of this Appendix I apply only to Awards made prior to an Initial Public Offering that would be subject to Section 25110 of the California Corporations Code or any successor law but for the exemption contained in Section 25102(o) of the California Corporation Code (or any successor law). For purposes of determining the applicability of the California securities law requirements contained in this Appendix, all Awards shall be deemed made in the State in which the participant is principally employed by the Company or any Subsidiary thereof (as determined by the employer’s records) on the date of grant or issuance of the Award. Except as modified by the provisions of this Appendix I, all the other relevant provisions of the Plan shall be applicable to such Awards.

(i)    Number of Securities. At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of Class A Common Shares provided for under this or any share bonus or similar plan or agreement of the Company exceed the applicable percentage calculated in accordance with Title 10 California Code of Regulations, Chapter 3, Subchapter 2, Article 4, Subarticle 4, Section 260.140.45.

(ii)    Exercise Price. The exercise price of an Option shall not be less than 85% of the Fair Market Value on the date of grant (110% of the Fair Market Value on the date of grant for an Option granted to Ten Percent Class A Common Shareholders).

(iii)    Purchase Price. The purchase price of an Award of Class A Common Shares shall not be less than 85% of the Fair Market Value on the date of issuance (100% of the Fair Market Value on the date of issuance for an Award granted to Ten Percent Class A Common Shareholders).

(iv)    Vesting and Exercisability. Except in the case of an Option granted to a consultant, officer of the Company (or any Subsidiary thereof), or any member of the Board of Directors of the Company, each Option shall become exercisable and vested with respect to at least 20% of the total number of Class A Common Shares subject to such Option each year, beginning no later than one year after the date of grant.

(v)    Repurchase Rights. Except in the case of an Award granted or issued to a consultant, officer of the Company (or any Subsidiary thereof), or any member of the Board of Directors of the Company, any rights of the Company to repurchase Class A Common Shares acquired under the Plan applicable to a participant whose Service terminates:

(A)    Shall be exercised by the Company (if at all) within 90 days after the date the participant’s Service terminates (or for Class A Common Shares upon the exercise of an Award after Service terminates, within 90 days after the date of such exercise) and shall terminate on the date of an Initial Public Offering, and

(B)    Shall lapse at the rate of at least 20% of the Class A Common Shares subject to such Award per year (regardless of the portion of the Award exercised or exercisable), with the initial lapse to occur no later than one year after the date of grant, to the extent the repurchase right permits repurchase at less than Fair Market Value. Any repurchase right shall not be exercisable for less than the original purchase price paid by a participant.

(vi)    Limited Transferability Rights.

(A)    A Nonstatutory Option or other right to acquire Class A Common Shares (other than an ISO) may, to the extent permitted by the Board, be assigned in whole or in part during the participant’s lifetime (1) as a gift to one or more members of the participant’s immediate family or (2) by instrument

APPENDIX I - 1

to an inter vivos or testamentary trust in which such Award is to be passed to beneficiaries upon the death of the trustor (settlor). The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

(B)    Except as provided in Subsection (A) above, an Award may not be assigned or transferred other than by will or by the laws of descent and distribution following the participant’s death.

(vii)    Financial Reports. The Company shall deliver a financial statement at least annually to each participant holding Awards or Class A Common Shares issued under the Plan, unless such participant is a key employee whose duties in connection with the Company assure such individual access to equivalent information.

APPENDIX I - 2

APPENDIX II

UNITED KINGDOM LAW REQUIREMENTS.

Any participant in the Plan who is based in the United Kingdom shall participate in the Plan on the following additional terms and conditions:

1.	It shall be a condition of issue of any Class A Common Shares that the participant must, if required by the Company, enter into an election under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in respect of any or all Class A Common Shares acquired by the participant under the Plan.

2.	In a case where the Company or an Affiliate or Subsidiary or any other person (the “Relevant Person”) is obliged to (or would suffer a disadvantage if they were not to) account for any tax (in any jurisdiction) by virtue of the receipt of any benefit under the Plan (whether in cash or Class A Common Shares) or for any social security contributions payable or assessable (which, unless the Board determines otherwise when the Award is made, shall not include secondary/employer’s National Insurance contributions in the UK) (together, the “Tax Liability”), the participant (or his personal representatives) must either:

(a)	make a payment to the Relevant Person of an amount equal to the Tax Liability; or

(b)	enter into arrangements acceptable to the Relevant Person to secure that such a payment is made (whether by authorizing the sale of some or all of the Class A Common Shares on his behalf and the payment to the Relevant Person of the relevant amount out of the proceeds of sale or otherwise), and in this regard the participant (or his personal representatives) shall do all such things and execute such documents as the Relevant Person may reasonably require in connection with the satisfaction of the Tax Liability.

3.	An individual who participates in the Plan shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment with the Company or any Subsidiary or Affiliate for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation. An individual who is eligible to participate in the Plan shall have no right to participate in the Plan.

4.	Benefits under the Plan shall not form part of a Participant’s remuneration for any purpose and shall not be pensionable.

5.	By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, any trustee, registrars, brokers, other third party administrator or any person who obtains control of the Company (pursuant to a Change in Control) or acquires the company, undertaking or part-undertaking which employs the Participant, whether within or outside of the European Economic Area.

APPENDIX II - 1

APPENDIX III

UNITED KINGDOM TAX APPROVED OPTIONS

An Option granted under the Plan which is stated to be granted as a “UK Approved Option” shall be granted on the terms of the Plan as amended by the provisions of, and on the additional terms and conditions of, this Appendix III.

Definitions

In this Appendix III:

“Appropriate Limit” means the limit set out in Paragraph 6 of Schedule 4 to ITEPA;

“Appropriate Period” means the relevant period of time as set out in Paragraph 26(3) of Schedule 4 to ITEPA;

“Associated Company” means an associated company of the Company within the meaning that the expression bears in Paragraph 35 of Schedule 4 of ITEPA;

“Close Company” means a close company as defined in Paragraph 37 of Schedule 4 to ITEPA;

“Control” has the meaning given by Section 840 of the Taxes Act;

“Eligible Employee” means any individual who:

(A)	is a director (who is required to work at least 25 hours per week exclusive of meal breaks) or any employee of a Participating Company; and

(B)	does not have, as at the date on which the Option is granted, and has not had within the preceding 12 months, a Material Interest in a Close Company which is:

(1)	the Company; or

(2)	a company which has Control of the Company or is a Member of a Consortium which owns the Company;

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;

“Market Value” means, in relation to a Class A Common Share on any day, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with Shares Valuation at HM Revenue and Customs;

“Material Interest” has the meaning given by Paragraph 10 of Schedule 4 to ITEPA;

“Member of a Consortium” has the meaning given by Paragraph 36(2) of Schedule 4 to ITEPA;

“Original Market Value” means, in relation to any Class A Common Share to be taken into account for the purposes of the limits in Rule 2.6, its Market Value as determined for the purposes of the grant of the relevant Option;

APPENDIX III - 1

“Participating Company” means:

(A)	the Company; and

(B)	any other company which is under the Control of the Company and is for the time being designated by the Board as a Participating Company; and

“Taxes Act” means the Income and Corporation Taxes Act 1988.

Provisions applying at Grant

Options may only be granted under this Appendix III to Eligible Employees.

Options may only be granted under this Appendix III at such time or times as the Class A Common Shares over which Options are to be granted satisfy the conditions specified in Paragraphs 16 to 20 of Schedule 4 to ITEPA. To the extent these conditions are not met at the date the holder of the Option wishes to exercise an Option (whether in whole or in part) the Option shall be deemed to have been granted solely under the Plan and not in accordance with this Appendix III.

The exercise price of an Option shall not be less than the Market Value of a Class A Common Share on the date on which the Option is granted, but shall be subject only to any adjustment pursuant to Rule 5.1;

Options may be granted subject to such objective conditions of exercise as the Board may determine.

Any condition in respect of an Option granted under Part A may only be altered if events happen which mean that the Board considers that the original condition is no longer appropriate and that an altered condition reflects a more fair and reasonable measure. Such an alteration may only be effected to the extent that the Board reasonably considers that it will subsequently be no more difficult for the holder of the Option to satisfy the condition as so altered than it was for him to achieve the condition in its original form at the date on which the Option was granted. Any such alteration to an Option must be agreed in advance with HM Revenue and Customs.

Any Option granted to an Eligible Employee shall be limited to take effect so that, immediately following such grant, the aggregate of the Original Market Value of all Class A Common Shares over which he has been granted option rights which are subsisting under:

this Appendix III; and

any other share option scheme approved under Schedule 4 to ITEPA which has been adopted by the Company or an Associated Company,

shall not exceed or further exceed the Appropriate Limit.

The agreement entered into pursuant to Section 6(a) of the Plan shall, in addition to the provisions set out in Section 6(a), specify:

the date on which the Option was granted;

that the Option has been granted in accordance with this Appendix III; and

the full terms of any conditions of exercise which the Board has determined shall apply to the Option.

The agreement entered into pursuant to Section 6(a) of the Plan shall be executed by the Company in such other manner as to take effect in law as a deed.

Options may only be granted under this Appendix III following approval of this Appendix III by HM Revenue and Customs under Schedule 4 to ITEPA.

APPENDIX III - 2

Provisions applying at Exercise

An Option may not be exercised by the holder of the Option if he has, or has had at any time within the 12 month period preceding the date of exercise, a Material Interest in the issued ordinary share capital of a Close Company which is the Company or a company which has Control of the Company or is a Member of a Consortium which owns the Company.

Options may be transferred upon a participant’s death to his personal representative(s). Where an Option may be exercised by the personal representatives of a deceased Participant, exercise shall be permitted for no longer than 1 year following the date of his death.

For the purposes of section 524 and paragraph 35A of Schedule 4 to ITEPA the specified retirement age shall be 55.

Class A Common Shares to be issued pursuant to the exercise of an Option shall be issued within 28 days following the effective date of exercise of the Option.

The Board shall procure the transfer of any Class A Common Shares to be transferred pursuant to the exercise of an Option within 28 days following the effective date of exercise of the Option.

Class A Common Shares issued pursuant to the exercise of an Option will rank pari passu in all respects with the Class A Common Shares then in issue at the date of such issue, except that they will not rank for any rights attaching to Class A Common Shares by reference to a record date preceding the date of issue.

Class A Common Shares to be transferred pursuant to the exercise of an Option will be transferred free of all liens, charges and encumbrances and together with all rights attaching thereto, except they will not rank for any rights attaching to Class A Common Shares by reference to a record date preceding the date of transfer.

If and so long as the Class A Common Shares are admitted to trading on any stock exchange, stock market or other recognized exchange (the “Relevant Exchange”), the Company shall apply for any Class A Common Shares issued pursuant to the exercise of an Option to be admitted to trading on the Relevant Exchange, as soon as practicable after the issue thereof.

Option Exchange

If any company (the “Acquiring Company”):

obtains Control of the Company as a result of making:

a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired on the exercise of Options,

in ether case ignoring any shares which are already owned by it or a member of the same group of companies;

obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985 or Article 418 of the Companies (Northern Ireland) Order 1986; or

becomes bound or entitled to acquire Shares under Sections 428 to 430F of the Companies Act 1985 or Articles 421 to 423 of the Companies (Northern Ireland) Order 1986,

APPENDIX III - 3

any holder of an Option may at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option which has not lapsed (the “Old Option”) in consideration of the grant to him of an option (the “New Option”) which (for the purposes of Paragraph 27 of Schedule 4 to ITEPA) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within Paragraph 16(b) or (c) of Schedule 4 to ITEPA).

The New Option shall not be regarded for the purposes of Rule 4.1 as equivalent to the Old Option unless the conditions set out in Paragraph 27(4) of Schedule 4 to ITEPA are satisfied, but so that the provisions of the Plan shall for this purpose be construed is if:

the New Option were an option granted under the Plan at the same time as the Old Option; and

except for the purposes of the definition of “Participating Company”, the reference to “Warner Chilcott Holdings Company, Limited” in the definition of “Company” were a reference to the different company mentioned in Rule 4.1.

Adjustments and Alterations

The number of Class A Common Shares over which an Option has been granted and the exercise price thereof shall be adjusted in such manner as the Board shall determine following any capitalization issue (other than a scrip dividend), rights issue, subdivision, consolidation, reduction or other variation of share capital of the Company to the intent that (as nearly as may be without involving fractions of a Class A Common Share or an aggregate exercise price calculated, and rounded up, to more than two decimal places) the aggregate exercise price payable in respect of an Option shall remain unchanged, provided that no adjustment made pursuant to this Rule 5.1 shall be made without the prior approval of HM Revenue and Customs (so long as this Appendix III is approved by HM Revenue and Customs under Schedule 4 to ITEPA).

Where an Option subsists over both issued and unissued Class A Common Shares, an adjustment permitted by Rule 5.1 may only be made if any reduction of the exercise price of both issued and unissued Class A Common Shares can be made to the same extent.

Any alternation or addition to a key feature of this Appendix III (or any Option granted under this Appendix III), at a time when it is approved by HM Revenue and Customs under Schedule 4 to ITEPA, shall not have effect until is has been approved by HM Revenue and Customs.

APPENDIX III - 4

Terms of the Plan

The following provisions of the Plan shall not apply to Options granted in accordance with this Appendix III:

Sections 12(b), (c) and (d);

Section 12(e)(i), unless the documentation in relation to such provisions has previously been approved by HM Revenue and Customs;

Section 14(a);

the words “or by the surviving entity or its direct or indirect parent” in Section 14(b)(i);

Section 14(b)(ii);

Section 14(b)(iv); and

Section 16(b).

APPENDIX III - 5

Annex B

Warner Chilcott Limited

Management Incentive Plan

1.    Purpose. The purpose of this Management Incentive Plan (the “Plan”) is to aid Warner Chilcott Limited, an exempted Bermuda limited company or any successor or parent thereto (the “Company”), in attracting, retaining, motivating and rewarding key senior employees and executives of the Company and the Group Companies, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals.

2.    Administration. The Committee will have full power and authority to construe, interpret and administer the Plan. All decisions, actions or interpretations of the Committee will be final, conclusive and binding upon all parties.

3.    Eligibility. Participants in the Plan will be selected by the Committee from among the executive officers and senior managers of the Company and the Group Companies who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee may consider any factors it deems relevant, including, without limitation, the individuals’ functions, responsibilities, value of services to the Company and past and potential contributions to the Company’s profitability and growth.

4.    Term, Amendment and Termination.

(a)    Term. The Plan will commence as of the Effective Date and, subject to the terms of the Plan, will continue in full force and effect until terminated by the Board.

(b)    Amendment and Termination. The Board reserves the right at any time to amend, suspend or terminate the Plan in whole or in part and for any reason and without the consent of any Participant or Beneficiary; provided, that no such amendment will adversely affect rights to receive any amount to which Participants or Beneficiaries have become entitled prior to such amendment.

5.    Awards

(a)    Award Denomination and Amount. An Award may be denominated and computed based on a stated dollar amount or a percentage of the annual base salary of the Participant receiving such Award. The maximum aggregate amount that a Participant may earn in respect of an Award or Awards granted in respect of any single fiscal year of the Company is $5,000,000.

(b)    Grant of Awards and Establishment of Performance Goals. Awards will be granted in respect of a designated Performance Period and will be earned based on the achievement of Performance Goals over the term of such Performance Period. The Performance Goals applicable to an Award, which may vary among Participants, shall be based on (i) one or more Business Criteria, (ii) personal performance goals or (iii) a combination of one or more Business Criteria and personal performance goals. With respect to Awards to Named Executives intended to be Section 162(m) Exempt Awards, the Performance Goals applicable to such awards shall be established by the Committee in writing not later than 90 days after the beginning of the Performance Period applicable to such Awards (or in the case of an Award granted with respect to less than a full Performance Period, in accordance with the rules applicable under Code Section 162(m)). With respect to other Awards, the Performance Goals may be established in any manner permitted by the Committee.

(c)    Determination and Payment of Final Award Amounts. With respect to an Award to a Named Executive intended to be a Section 162(m) Exempt Award, the Committee will, promptly after the date on which the necessary financial or other information for the relevant Performance Period becomes available, certify whether the Performance Goals applicable to such Award have been achieved in the manner required by Code Section 162(m). With respect to other Awards, the determination of the achievement of the applicable Performance Goals pertaining to such Awards may be established in any manner permitted by the Committee. If the Performance Goals with respect to an Award have been achieved, the Award will have been earned, except that the Committee may, in its sole discretion, reduce the amount of the Award to reflect the Committee’s assessment of the Participant’s individual performance or for any other reason, unless such reduction is explicitly prohibited under the terms of the Award or the terms of a written agreement between the Company (or a Group Company) and the relevant Participant. Payments, if any, with respect to an Award shall generally be made to the Participant within a reasonable period, not to exceed ninety days, following the date of the final certification or determination above, subject to Section 6.

(d)    Business Criteria. One or more of the following criteria relating to the Company, a Group Company or a designated business segment, business unit, division, business line or other sub-category of the Company, a Group Company or their respective businesses may be used by the Committee in establishing Performance Goals for Awards: (i) revenues, (ii) expenses, (iii) gross profit, (iv) operating income, (v) net income, (vi) earnings per share, (vii) cash flow, (viii) capital expenditures, (ix) working capital, (x) economic value added, (xi) stock price per share, (xii) market value, (xiii) enterprise value, (xiv) book value, (xv) return on equity, (xvi) return on book value, (xvii) return on invested capital, (xviii) return on asset, (xix) capital structure, (xx) return on investment, (xxi) utilization, (xxii) cash net income, (xxiii) adjusted cash net income, (xxiv) EBITDA and (xxv) adjusted EBITDA. The Performance Goals relating to such criteria may be expressed as absolute measures or measures relative to stated references, including, without limitation, the achievements of one or more other businesses or indices.

(e)    Adjustments. The Committee will have the authority to adjust Performance Goals for any Performance Period as equitably necessary, without enlarging or diminishing the Participants’ rights, in recognition of (i) extraordinary or nonrecurring events experienced by the Company during the Performance Period, (ii) changes in applicable accounting rules or principles or changes in the Company’s methods of accounting during the Performance Period or (iii) other corporate transactions or events affecting Awards, including, without limitation, the occurrence of a dividend or other distribution (other than an ordinary dividend), whether in the form of cash, securities or other property, recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company; provided that such adjustment is appropriate to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan.

6.    Termination of Employment.

(a)    Without Cause, For Good Reason, Due to Death or Disability. If, prior to the payment of amounts with respect to an Award granted to a Participant, the Participant’s employment with the Company is terminated by the Company without Cause, by the Participant for Good Reason or due to the Participant’s death or Disability, to the extent that the Performance Goals for the Performance Period during which such termination occurred are achieved and certified, the Participant (or, if applicable, the Participant’s Beneficiary) will be paid a pro rata amount of the Award that would have been earned and payable but for such termination; provided, that, unless such reduction is explicitly prohibited under the terms of the Award or the terms of a written agreement between the Company (or a Group Company) and the Participant, the pro rata amount of the Award shall be reduced in the same proportion as the average discretionary reduction, if any, applied by the Committee to the Awards of all Named Executives and the pro rata amount of the Award may be further reduced by the Committee, in its sole discretion, to reflect the Committee’s assessment of the Participant’s individual performance prior to such termination or for any other reasons. The pro rata amount of the Award will be determined based upon the number of days that the Participant was employed during the Performance Period.

(b)    For Cause, Without Good Reason. If, prior to the payment of amounts with respect to an Award granted to a Participant, the Participant’s employment with the Company is terminated by the Company for Cause or by the Participant without Good Reason, the Participant’s right to the payment of an Award and all other rights under the Plan will be forfeited, and no amount will be paid or payable hereunder to or in respect of such Participant.

7.    General Provisions.

(a)    Restrictions on Transfer. The rights of a Participant with respect to any Award will not be transferable otherwise than by will or the laws of descent and distribution.

(b)    Tax Withholding. Whenever payments under the Plan are to be made to a Participant, the Company may withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

(c)    Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant, nothing contained in the Plan or any Award will give the Participant any rights that are greater than those of a general creditor of the Company.

(d)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval will be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards that do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(e)    Compliance with Code Section 162(m). The Company intends that, to the extent consistent with the business goals of the Company, all Awards to Named Executives will constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and the regulations thereunder. Accordingly, in connection with language that is designated as intended to comply with Code Section 162(m), the terms of the Plan will be interpreted in a manner consistent with Code Section 162(m) and the regulations thereunder. If any provision of the Plan that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or the regulations thereunder, such provision will be construed or deemed amended to the extent necessary to conform to such requirements, and no provision will be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any Award upon attainment of the applicable performance objectives.

(f)    Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(g)    Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder will be construed as (i) giving any Participant the right to continue in the employ or service of the Company, (ii) interfering in any way with the right of the Company to terminate any Participant’s employment or service at any time (subject to the terms and provisions of any Employment Agreement with the Participant) or (iii) giving any Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees. Except as expressly provided in the Plan, the Plan will not confer on any person other than the Company and the Participant any rights or remedies thereunder.

(h)    Effective Date. The Plan will become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders.

(i)    Amendment. The Board may amend or terminate the Plan at its discretion; provided, however, that no amendment shall cause any outstanding Award to a Named Executive which is intended to be a Section 162(m) Exempt Award to cease to qualify as a Section 162(m) Exempt Award.

8.    Definitions. The following capitalized terms used in the Plan have the respective meanings set forth below:

(a)    “Award” means a conditional right granted to a Participant under the Plan to receive cash.

(b)    “Beneficiary” means the person(s) designated by the Participant, in writing on a form provided by the Committee, to receive payments under the Plan in the event of the Participant’s death or, in the absence of such designation, the Participant’s estate.

(c)    “Board” means the Company’s Board of Directors.

(d)    “Business Criteria” means the criteria designated in Section 5(d).

(e)    “Cause”, with respect to a Participant, has the meaning ascribed to such term in the Participant’s Employment Agreement in effect at as a the date that Cause is to be established, or if the Participant is not a party to such an Employment Agreement or “Cause” is not defined therein, “Cause” means the Participant’s:

(i)    conviction of a felony (other than a violation of a motor vehicle or moving violation law) or a misdemeanor, if such misdemeanor involves moral turpitude,

(ii)    voluntary engagement in conduct constituting larceny, embezzlement, conversion or any other act involving the misappropriation of any funds of the Company or any Group Company in the course of the Participant’s employment,

(iii)    willful refusal (following written notice) to carry out specific directions of the Company or any Group Company with which the Participant is employed or of which the Participant is an officer, which directions are consistent with the Participant’s duties to the Company or Group Company, as the case may be, or

(iv)    commission of any act of gross negligence or intentional misconduct in the performance of the Participant’s duties as an employee of the Company or any Group Company.

For purposes of this definition, no act or failure to act on the Participant’s part will be considered to be Cause if done, or omitted to be done, by the Participant in good faith and with the reasonable belief that the action or omission was in the best interest of the Company or Group Company with which the Participant is employed or of which the Participant is an officer, as the case may be.

(f)    “Code” means the Internal Revenue Code of 1986, as amended.

(g)    “Committee” means the Compensation Committee of the Board or such other committee or subcommittee appointed by the Board to administer the Plan that in the case of any actions taken with respect to any Award to any Named Executive is comprised of not fewer than two directors of the Company, each of whom will qualify in all respects as an “outside director” within the meaning of Code Section 162(m).

(h)    “Disability.” With respect to a Participant who is party to an Employment Agreement, “Disability” shall have the meaning ascribed to such term or a derivative term (such as “disabled”) under the

Participant’s Employment Agreement. With respect to a Participant who is not a party to an Employment Agreement, or in whose Employment Agreement “Disability” or a derivative term is not defined, “Disability” (i) shall mean the Participant’s inability, as a result of a medically determinable physical or mental impairment, to perform the duties and services of the Participant’s position, or (ii) shall have the meaning specified in any disability insurance policy maintained by the Company covering the Participant, whichever is more favorable to the Participant.

(i)    “Effective Date” means the effective date specified in Section 7(h).

(j)    “Employment Agreement” means an employment, severance or similar agreement between the Company or any Group Company and a Participant.

(k)    “Good Reason”, with respect to a Participant, has the meaning ascribed to such term in the Participant’s Employment Agreement or, if the Participant is not a party to an Employment Agreement or “Good Reason” is not defined therein, “Good Reason” means:

(i)    the assignment to the Participant of duties materially inconsistent with the Participant’s position (including status, offices, titles and reporting requirements) or any other action by the Company or any Group Company that results in a diminution of the Participant’s position, authority, duties or responsibilities, or

(ii)    the Company or any Group Company requiring the Participant to be based at any office or location other than the office or location at which the Participant was based at the time of such relocation;

provided, that any event described in clauses (i) or (ii) above will constitute Good Reason only if the relevant Company or Group Company fails to cure such event within 30 days after receipt from the Participant of written notice of the event that constitutes Good Reason; provided further, that Good Reason will cease to exist for an event on the 90th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the relevant Company or Group Company written notice thereof prior to such date.

(l)    “Group Company” means the Company and any of its direct or indirect subsidiaries.

(m)    “Named Executive” means a person whose compensation from the Company is, or is deemed materially likely by the Committee to be, subject to the limitation on deductibility set forth in Code Section 162(m).

(n)    “Participant” means a person who has been granted an Award under the Plan.

(o)    “Performance Goals” means the performance objectives of the Company during a Performance Period for the purposes of determining whether, and to what extent, Awards will be earned for the Performance Period.

(p)    “Performance Period” means a period of not longer than one year over and within which performance is measured for the purposes of determining whether an Award has been earned.

(q)    “Section 162(m) Exempt Award” means an Award that qualifies as performance-based compensation within the meaning of Code Section 162(m)(4)(C) (or any successor provision).

Annex C

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION (COMMERCIAL COURT)

2009: NO. [        ]

IN THE MATTER OF

WARNER CHILCOTT LIMITED

and

IN THE MATTER OF SECTION 99 OF

THE COMPANIES ACT 1981

SCHEME OF ARRANGEMENT

between

WARNER CHILCOTT LIMITED

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PART 1—PRELIMINARY

A.	DEFINITIONS

In this Scheme of Arrangement, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:

“Allowed Proceeding”	Any Proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.

“Business Day”	Any day other than a day on which banks are required or permitted by law to be closed in New York City, New York, USA, Bermuda or Dublin, Ireland.

“Class A Common Shares”	The Class A common shares in the capital of the Company of par value $0.01 per share.

“Companies Act”	The Companies Act 1981 (Bermuda).

“Company”	Warner Chilcott Limited, a Bermuda exempted limited liability company with registration number 36006.

“Conditions”	The conditions listed in clause 33.

“Court”	The Supreme Court of Bermuda.

“Court Meeting”	The meeting of the shareholders of the Company to be held pursuant to the directions of the Court to consider the Scheme.

“Effective Date”	The date on which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration, at which time this Scheme shall become effective.

“Latest Practicable Date”	Is 2009, being the latest practicable date prior to printing of this document sent to, inter alia, shareholders of the Company as of the Record Date, in which this Scheme of Arrangement is contained.

“NASDAQ”	The US stock exchange known as the National Association of Securities Dealers Automated Quotation or by its acronym NASDAQ.

“Person”	Any individual, company, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust unincorporated organisation or government or any agency or political subdivision thereof or other entity.

“Proceeding”	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgement, enforcement of any security or enforcement of any letters of credit.

“Prohibited Proceeding”	Any Proceeding against the Company or Warner Chilcott plc or their property in any jurisdiction whatsoever other than an Allowed Proceeding.

“Proxy Statement”	The Proxy Statement of the Company on Schedule 14A expected to be filed on with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with the Scheme.

“Record Date”	The close of business (New York time) on .

“Registrar”	The Registrar of Companies of Bermuda.

“Scheme”	This scheme of arrangement in its present form or with or subject to any modification or addition or condition which the Court may approve or impose.

“Scheme Consideration”	One Warner Chilcott plc ordinary share to be issued and allotted by Warner Chilcott plc in consideration for each Scheme Share held immediately prior to the Transaction Time by a Scheme Shareholder.

“Scheme Shares”	All Class A Common Shares of the Company in issue immediately prior to the Transaction Time.

“Scheme Shareholders”	The holders of Scheme Shares appearing on the Register of Members of the Company immediately prior to the Transaction Time.

“Transaction Time”	Eastern Time on the Effective Date or such other time as established in accordance with the resolutions of the Board of Directors of the Company (provided that the Transaction Time shall not precede the time at which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration).

“Transfer Agent”	The transfer agent of the Company.

“Warner Chilcott plc”	The company incorporated under the laws of Ireland with its registered office and with a registered number of .

“$”	United States dollars, the lawful currency of the United States of America.

B.	Interpretation

1.	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

1.1.	References to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;

1.2.	References to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

1.3.	References to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and any agreement, deed or document executed pursuant thereto;

1.4.	The singular includes the plural and vice versa and words importing one gender shall include all genders;

1.5.	Headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

1.6.	To the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement then the terms of this Scheme shall prevail.

C.	Warner Chilcott Limited

2.	The Company was incorporated on 25 October, 2004 in Bermuda under the Companies Act 1981 of Bermuda with an authorized share capital of $12,000 divided into 12,000 shares, par value $1.00 per share, and as of the Latest Practicable Date had an authorized share capital of $5,000,000 divided into 500,000,000 Class A common shares, par value $0.01 per share, of which had been issued .

3.	The Class A Common Shares of the Company are listed on the NASDAQ.

D.	The Purpose of the Scheme

4.	The purpose of the Scheme is to effect the cancellation of each issued Scheme Share and the issuance, in consideration thereof, of one issued, fully paid and non-assessable Warner Chilcott plc ordinary share. The Scheme and the cancellation and issuance of shares will be effected in consecutive stages.

5.	First, Warner Chilcott plc has already been formed as a wholly owned subsidiary of the Company.

6.	Second: (a) at the Transaction Time, each Scheme Share shall be cancelled and shall cease to exist; (b) the Company will issue and allot to Warner Chilcott plc 100 Class A Common Shares (which will comprise all the issued shares of the Company) as consideration for all of the Scheme Shares that have been cancelled; and (c) Warner Chilcott plc shall issue and allot to each Scheme Shareholder, who previously held a Scheme Share, one new Warner Chilcott plc ordinary share as consideration for each Scheme Share previously held by such Scheme Shareholder.

7.	After the Scheme is carried out the Company will be a wholly owned subsidiary of Warner Chilcott plc and the Scheme Shareholders will be shareholders of Warner Chilcott plc holding an identical number of shares in Warner Chilcott plc.

8.	Warner Chilcott plc has agreed to appear at the hearing of the petition to sanction this Scheme and undertakes to be bound by its terms and issue and allot the new fully paid Warner Chilcott plc ordinary shares.

PART 2—THE SCHEME

A.	Application and Effectiveness of the Scheme

9.	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and be binding on all Scheme Shareholders.

B.	Effect of this Scheme

10.	From the Effective Date all of the right, title and interest of the Scheme Shareholders in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in Part 2.

C.	Cancellation and Issuance of Shares and Consideration

11.	At the Transaction Time, the following shall occur:

11.1	All issued and outstanding Scheme Shares shall be cancelled and shall cease to exist.

11.2	In consideration for the issuance by Warner Chilcott plc of new ordinary plc shares to Scheme Shareholders as set forth in clause 11.3, the Company shall issue and allot 100 fully paid Class A Common Shares to Warner Chilcott plc (which will then comprise all the issued shares of the Company).

11.3	In consideration of each issued Scheme Share cancelled and the 100 Class A Common Shares issued to Warner Chilcott plc as set out above, Warner Chilcott plc shall issue and allot to each of the Scheme Shareholders who previously held Scheme Shares such number of Warner Chilcott plc ordinary shares as is equal to the number of Scheme Shares previously held by the Scheme Shareholder.

PART 3—GENERAL

A.	Identification of Shareholders Entitled to Notice of and to Vote at the Court Meeting

12.	The holders of Class A Common Shares and the number of Class A Common Shares that they hold for the purposes of voting at the Court Meeting shall be determined as those recorded on the Register of Members as at the Record Date.

B.	Distributions

13.	At the Transaction Time, Warner Chilcott plc shall issue and allot the Warner Chilcott plc ordinary shares comprising the Scheme Consideration to the Scheme Shareholders.

C.	Rights of Scheme Shareholders

14.	From the Effective Date, each holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. Upon the cancellation of the Scheme Shares the Register of Members shall be updated to reflect such cancellation.

D.	Effective Date, Transaction Time and Notification to Scheme Shareholder

15.	Subject to the provisions of clauses 22, 23 and 33 below, this Scheme shall become binding and effective at the time at which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration, but the transactions contemplated by the Scheme shall not occur until the Transaction Time and in the order designated above.

16.	Warner Chilcott plc shall give notification of this Scheme having become effective by issuing a press release and by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

E.	Stay of Prohibited Proceedings

17.	None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Date.

18.	A Scheme Shareholder may commence an Allowed Proceeding against the Company or Warner Chilcott plc after the Transaction Time provided that it has first given the Company or Warner Chilcott plc five Business Days’ prior notice in writing of its intention to do so.

F.	Dividends

19.	All mandates and other instructions in force at Effective Date in relation to the Scheme Shares (including elections for payment of dividends (if any)) shall, immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the ordinary shares of Warner Chilcott plc received in consideration of such Scheme Shares; provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of the Company to receive any dividend that has not been paid prior to the Transaction Time.

20.	The Company shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Court Meeting and the costs of obtaining the sanction of the Court and the costs of placing the notices required by this Scheme.

G.	Existing Instruments of Transfer and Certificates

21.

As from the Transaction Time, all instruments of transfer and certificates validly existing at the Transaction Time in respect of a transfer or holding of any Scheme Shares shall cease to have effect as evidence of transfer or title and every holder thereof shall be bound on the request of the Company to deliver up to the Company the certificates(s) in respect of its, his or her entire holding of Scheme Shares.

H.	Amendment, Termination or Delay

22.	Subject to U.S. securities law constraints, this Scheme may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company at the Court Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders of the Company without obtaining that approval. At the Court hearing to sanction this Scheme, the Court may impose such conditions as it deems appropriate in relation to this Scheme but may not impose any material changes without the joint consent of the Company and Warner Chilcott plc. The Company may, subject to U.S. securities law constraints, consent to any modification of this Scheme on behalf of the shareholders which the Court may think fit to approve or impose.

23.	The Company may terminate this Scheme, or delay the effectiveness of this Scheme, at any time prior to its effectiveness without obtaining the approval of the shareholders of the Company, even though the Scheme may have been approved at the Court Meeting and sanctioned by the Court and all other Conditions may have been satisfied.

I.	Notice

24.	Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 16 and 29 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to

24.1.	in the case of the Company to Unit 19 Ardee Business Park, Hale Street, Ardee, Co Louth, Ireland;

24.2.	in the case of any Scheme Shareholder, its last known address according to the Company; or

24.3.	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the Company, or by fax to its last known fax number according to the Company.

25.	Any notice or other written communication to be given under this Scheme shall be deemed to have been served as provided in Bye-Law 138 of the Company’s Bye-Laws.

26.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

27.	Save in the case of the notice, written communications or documents required to be filed pursuant to clause 16, the accidental omission to send any notice, written communication or other document in accordance with clauses 24 to 25 above, or the non-receipt of any such notice by the Scheme Shareholder, shall not affect the provisions of this Scheme.

28.	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholder which shall be posted at the risk of the Scheme Shareholder.

29.	Any notice or other written communication that is required to be given to all or substantially all the Scheme Shareholders may (but is not required to) be made by filing a Current Report on Form 8-K with the US Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.

J.	Exercise of Discretion

30.	When under any provision of this Scheme a matter is to be determined by the Company, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

K.	Governing Law and Jurisdiction

31.	At and with effect from the Effective Date, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of Bermuda and the Scheme Shareholders hereby agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Supreme Court of Bermuda, provided however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction between the Company and the Scheme Shareholders, whether contained in any contract or otherwise.

32.	The terms of this Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

L.	Pre-Conditions to the Scheme, the Effective Date and the Transaction Time

33.	The effectiveness of this Scheme and the occurrence of the Effective Date and the Transaction Time are each conditional upon the satisfaction or, if allowed by law, waiver of each of the following conditions:

33.1.	The Scheme is approved by the requisite vote of shareholders of the Company;

33.2.	The Scheme is sanctioned by the Court;

33.3.	The Warner Chilcott plc shares to be issued to Scheme Shareholders are authorized for listing on the NASDAQ, subject to official notice of issuance;

33.4.	All consents and governmental authorizations that are necessary, desirable, or appropriate in connection with the Scheme and related transactions (including, without limitation, waivers under and/or amendments to the Equity Incentive Plan of the Company; the Amended and Restated Shareholders Agreement, dated as of March 31, 2005, by and among Warner Chilcott Holdings Company, Limited, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and the shareholders party thereto; and the Management Shareholders Agreement, dated as of March 28, 2005, by and among Warner Chilcott Holdings Company, Limited, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited, the management shareholders party thereto and certain other parties listed therein), are obtained on terms acceptable to the Company and are in full force and effect;

33.5.	The Company receives an opinion from Davis Polk & Wardwell, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations—U.S. Federal Income Tax Considerations”; and

33.6.	The Company receives an opinion from Arthur Cox, Solicitors, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations—Irish Tax Considerations.”

M.	Expiry of the Scheme

34.	Unless the Effective Date shall have occurred on or before or such later date, if any, as the Company may agree and the Court may allow, this Scheme shall lapse.

Dated                      2009

Annex D

Table of Contents Cert. No.: 466385

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

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WARNER CHILCOTT PUBLIC LIMITED COMPANY

1.	The name of the Company is Warner Chilcott public limited company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

(a) (i)	To carry on the business of a specialty pharmaceuticals company, and to research, develop, design, manufacture, produce, supply, provide and promote pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical character necessary or suitable for the proper treatment of sick or injured persons or patients, and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(ii)	To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(iii)	To acquire the entire issued share capital of Warner Chilcott Limited, a Bermudan registered company.

(b)	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

(c)	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

(d)	To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or incumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

(e)	To sell or otherwise dispose of any or all of the property or investments of the Company.

(f)	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

(g)	To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

(h)	To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

(i)	To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

(j)	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

(k)	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

(l)	To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

(m)	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

(n)

To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by section 155 of the Companies Act, 1963 or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

(o)	To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

(p)	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

(q)	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

(r)	To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

(s)	To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue dispose of or hold any such preferred, deferred or other special stocks or securities.

(t)	To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

(u)	To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

(v)	To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

(w)	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(x)	To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

(y)	To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

(z)	To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

(aa)	To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

(bb)	To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

(cc)	To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

(dd)	To procure the Company to be registered or recognised in any foreign country or in any colony or dependency of any such foreign country or that the central management and control of the Company be located in any country.

(ee)	To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

(ff)	To make gifts or grant bonuses to the Directors or any other persons who are or have been in the employment of the Company including substitute and alternate directors.

(gg)	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

(hh)	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

(ii)	To make or receive gifts by way of capital contribution or otherwise.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except, where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:	It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.	The liability of the members is limited.

5.	The share capital of the Company is €40,000 and US$6,000,000 divided into 40,000 ordinary shares of €1 each, 500,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each.

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber
For and on behalf of Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares

For and on behalf of Warner Chilcott Holdings Company II, Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

For and on behalf of Warner Chilcott Holdings Company III, Limited. Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Robert Whiteford c/o Warner Chilcott UK Limited Old Belfast Road Millbrook Larne County Antrim BT40 2SH Northern Ireland	One Ordinary Share

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber
Paul Herendeen c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Izumi Hara c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Roger Boissonneault c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Dated the th day of 2009

Witness to the above signatures:

COMPANIES ACTS 1963 TO 2006

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

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WARNER CHILCOTT PUBLIC LIMITED COMPANY

PRELIMINARY

1.	The regulations contained in Table A in the First Schedule to the Companies Act, 1963 shall not apply to the Company.

2.	(a) In these articles:

“Act”	means the Companies Act, 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, and all statutory instruments which are to be read as one with, or construed, or to be read together with the Companies Acts.

“1983 Act”	the Companies (Amendment) Act, 1983.

“1990 Act”	means the Companies Act 1990 (No. 33 of 1990).

“Acts”	means the Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, and all statutory instruments which are to be read as one with, or construed, or to be read together with the Companies Acts.

“address”	includes any number or address used for the purposes of communication, including by way of electronic mail or other electronic communication.

“Approved Nominee”	means a person holding shares or rights or interests in shares in the Company on a nominee basis who has been determined by the Company to be an “Approved Nominee”.

“Assistant Secretary”	means any person appointed by the Secretary from time to time to assist the Secretary.

“Clear Days”	in relation to the period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“electronic communication”	has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	has the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange Act”	means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Member Associated Person”	of any member means (A) any person controlling, directly or indirectly, or acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with, such member, (B) any beneficial owner of shares of the Company owned of record or beneficially by such member and (C) any person controlling, controlled by or under common control with such Member Associated Person.

“Ordinary Resolution”	means an ordinary resolution of the Company’s members within the meaning of Section 141 of the Act.

“Redeemable Shares”	means redeemable shares in accordance with Section 206 of the 1990 Act.

“Register”	means the register of members to be kept as required in accordance with Section 116 of the Act.

“Section 81 Notice”	shall mean a notice given to a member in accordance with Section 81 of the 1990 Act.

“Special Resolution”	means a special resolution of the Company’s members within the meaning of Section 141 of the Act.

“the Company”	means the company whose name appears in the heading to these articles.

“the Directors” or “the Board”	means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“the Holder”	in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“the Office”	means the registered office from time to time and for the time being of the Company.

“the seal”	means the common seal of the Company.

“the Secretary”	means any person appointed to perform the duties of the secretary of the Company.

“these articles”	means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)	Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	References herein to any enactment shall mean such enactment as the same may be amended and may be from time to time and for the time being in force.

(e)	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

SHARE CAPITAL AND VARIATION OF RIGHTS

3. (a)	The share capital of the Company is €40,000 and US$6,000,000 divided into 40,000 ordinary shares of €1 each, 500,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(c).

(c)	The Board is authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(i)	redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company;

(iv)	convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine; or

(v)	entitled to the right, voting separately as a class or with other Holders, to elect or appoint directors generally or in certain circumstances,

which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article 3(c). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

(d)	An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with Part XI of the 1990 Act.

4.	Subject to the provisions of Part XI of the 1990 Act and the other provisions of this article, the Company may:

(a)	pursuant to Section 207 of the 1990 Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

(b)	subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares pursuant to Section 211 of the 1990 Act, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in Section 209 of the 1990 Act) and may reissue any such shares as shares of any class or classes; or

(c)	pursuant to Section 210 of the 1990 Act, convert any of its shares into Redeemable Shares.

5.	Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6. (a)	Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 50 shall apply.

(b)	The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any of the US$100,000,000 preferred shares of US$0.01 shall not constitute a variation of the rights of the Holders of ordinary shares.

(d)	The issue of preferred shares or any class of preferred shares which rank junior to any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.	The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8. (a)

Subject to the provisions of these articles relating to new shares, the unissued shares of the Company shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with sections 26(5) and 28 of the 1983 Act, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

(b)	Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)	The Directors are, for the purposes of Section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 20) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these articles of association.

(d)	The Directors are hereby empowered pursuant to sections 23 and 24(1) of the 1983 Act to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by paragraph (iii) of this article as if section 23(1) of the said 1983 Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (iv) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

10.	Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

11.	The shares of the Company may be either represented by certificates or, if the conditions of issue of the relevant shares so provide, by uncertificated shares. Except as required by law, the rights and obligations of the Holders of uncertificated shares and the rights and obligations of the Holders of shares represented by certificates of the same class shall be identical.

DISCLOSURE OF BENEFICIAL OWNERSHIP

12.	If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member:

(a)	(x) has been duly served with a Section 81 Notice and is in default for the prescribed period (as defined in sub-paragraph (f)(ii)) of this article) in supplying to the Company the information thereby required; or (y) in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “direction notice”) to such member direct that:

(i)	in respect of the shares in relation to which the default occurred (the “default shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company; and

(ii)	where the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the direction notice may additionally direct that:

(A)	except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the default shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member;

(B)	no other distribution shall be made on the default shares; and/or

(C)	no transfer of any of the default shares held by such member shall be registered unless:

(I)	the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(II)	the transfer is an approved transfer (as defined in sub-paragraph (f)(iii) of this article).

The Company shall send to each other person appearing to be interested in the shares the subject of any direction notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

(b)	Where any person appearing to be interested in the default shares has been duly served with a direction notice or copy thereof and the default shares which are the subject of such direction notice are held by an Approved Nominee, the provisions of this article shall be treated as applying only to such default shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee.

(c)	Where the member upon whom a Section 81 Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information as has been recorded by it relating to any person appearing to be interested in the shares held by it.

(d)	Any direction notice shall cease to have effect:

(i)	in relation to any shares which are transferred by such member by means of an approved transfer; or

(ii)	when the Directors are satisfied that such member, and any other person appearing to be interested in shares held by such member, has given to the Company the information required by the relevant Section 81 Notice.

(e)	The Directors may at any time give notice cancelling a direction notice.

(f)	For the purposes of this article:

(i)	a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a Section 81 Notice which either (a) names such person as being so interested or (b) fails to establish the identities of all those interested in the shares and (after taking into account the said notification and any other relevant Section 81 Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(ii)	the prescribed period is 28 days from the date of service of the said Section 81 Notice unless the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, when the prescribed period is 14 days from that date; and

(iii)	a transfer of shares is an approved transfer if but only if:

(A)	it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(B)	the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(C)	the transfer results from a sale made through a stock exchange on which the Company’s shares are normally traded.

(g)	Nothing contained in this article shall limit the power of the Company under Section 85 of the 1990 Act.

(h)	For the purpose of establishing whether or not the terms of any notice served under this article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

LIEN

13.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time or in accordance with the terms of issue of such share in respect of such share. The Directors may at any time declare any share to be wholly or in part exempt from the provisions of this regulation. The Company’s lien on a share shall extend to all dividends payable thereon.

14.	The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of fourteen days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the Holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

15.

To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. Where a share, which is to be sold as provided for in article 14, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the 1990 Act (Uncertificated Securities) Regulations 1996 to change such share into certificated form prior to its sale.

16.	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

17. (a)	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Holder or in respect of any dividends, bonuses or other moneys due or payable or accruing due or which may become due or payable to such Holder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Holder and whether in consequence of:

(i)	the death of such Holder;

(ii)	the non-payment of any income tax or other tax by such Holder;

(iii)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Holder or by or out of his estate; or

(iv)	any other act or thing;

in every such case (except to the extent that the rights conferred upon Holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Holder or his executor or administrator from all liability;

(ii)	the Company shall have a lien upon all dividends and other moneys payable in respect of the shares registered in the Register as held either jointly or solely by such Holder for all moneys paid or payable by the Company in respect of such shares or in respect of any dividends or other moneys as aforesaid thereon or for or on account or in respect of such Holder under or in consequence of any such law together with interest at the rate of fifteen percent per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other moneys payable as aforesaid any moneys paid or payable by the Company as aforesaid together with interest as aforesaid;

(iii)	the Company may recover as a debt due from such Holder or his executor or administrator wherever constituted any moneys paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other moneys as aforesaid then due or payable by the Company;

(iv)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Holder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other moneys as aforesaid then due or payable by the Company, until such excess is paid to the Company.

(b)	Subject to the rights conferred upon the Holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Holder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

18.	The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times or in accordance with such terms of allotment, and each member shall (subject to receiving at least fourteen days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

19.	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

20.	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

21.	If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

22.	Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purpose of these regulations be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these regulations as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

23.	The Directors may, on the issue of shares, differentiate between the Holders as to the amount of calls to be paid and the time of payment.

24.	The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay interest at such rate not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

TRANSFER OF SHARES

25. (a)	Subject to compliance with the Acts and to any applicable restrictions contained in these articles, applicable law, including U.S. securities laws, and any agreement binding on such Holder as to which the Company is aware, any Holder may transfer all or any of its shares by an instrument of transfer in the usual common form or in any other form or by any other method permissible under applicable law, as may be approved by the Directors. The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred and the date of the agreement to transfer shares, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of Section 81 of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)	Notwithstanding the provisions of these articles and subject to any regulations made under Section 239 of the 1990 Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with Section 239 of the 1990 Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

26.	Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

27.	The Directors in their absolute discretion and without assigning any reason therefor may decline to register any transfer of a share which is not fully paid. The Directors may also decline to recognise any instrument of transfer unless:

(a)	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer,

(b)	the instrument of transfer is in respect of only one class of share, and

(c)	they are satisfied that all applicable consents, authorisations, permissions or approvals required to be obtained pursuant to any applicable law or agreement prior to such transfer have been obtained or that no such consents, authorisations, permissions or approvals are required.

28.	If the Directors refuse to register a transfer they shall, within three months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

29. (a)	The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall be not more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)	In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

30.	Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of Section 121 of the Act.

31.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

TRANSMISSION OF SHARES

32.	In the case of the death of a member, the survivor or survivors, where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons. For greater certainty, where two or more persons are registered as joint Holders of a share or shares, then in the event of the death of any joint Holder or Holders the remaining joint Holder or Holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint Holder except in the case of the last survivor of such joint Holders.

33.	Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

34.	A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within sixty days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

FORFEITURE OF SHARES

35.	If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

36.	The notice shall name a further day (not earlier than the expiration of fourteen days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that, in the event of non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

37.	If the requirements of any such notice as aforesaid are not complied with any shares in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

38.	A forfeited share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before the forfeiture, the Holder thereof or entitled thereto or to any other person on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

39.	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the Holder of the share, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice.

40.	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

41.	A statutory declaration that the declarant is a Director or the Secretary, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the Holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

42.	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

43.	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

ALTERATION OF CAPITAL

44.	The Company may from time to time by Ordinary Resolution increase its authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

45.	The Company may by Ordinary Resolution:

(a)	reduce its authorised share capital;

(b)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to section 68(1)(d) of the Act;

(d)	make provision for the issue and allotment of shares which do not carry any voting rights;

(e)	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled; and

(f)	subject to applicable law, change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation or sub-division under this article 45, the Directors may settle the same as they think expedient and in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Holders who would have been entitled to the fractions, and for this purpose the Directors may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings related to the sale.

46.	The Company may by Special Resolution reduce its issued share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

47.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to Section 140 of the Act, all general meetings of the Company may be held outside of Ireland.

48.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

49.	The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in section 132 of the Act.

50.	All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

(a)	the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued voting rights of the Company’s shares, provided, however, that if the class of shares shall have only one Holder, one Holder present in person or by proxy shall constitute the necessary quorum;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

51.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

NOTICE OF GENERAL MEETINGS

52. (a)	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by not less than twenty-one Clear Days’ notice and all other extraordinary general meetings shall be called by not less than fourteen Clear Days’ notice.

(b)

Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for election or re-election as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for election or re-election as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the Holders of any class of shares of the Company as of the record date set by the Directors other than shares which, under the terms of these articles or the terms of allotment of such shares, are not entitled to receive such notice from the Company, and to the Directors and the Company’s auditors.

(c)	The accidental omission to give notice of a meeting to, or, in cases where instruments of proxy are sent out without the notice, the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or instrument of proxy by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

(d)	A Holder of shares present, either in person or by proxy, at any meeting of the Company or of the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where required, of the purposes for which it was called.

53. (a)	The Directors may postpone a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 132 of the Act or where the postponement of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such postponement shall be served in accordance with articles 144 -146 upon all members entitled to notice of the meeting so postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with article 52.

(b)	The Directors may cancel a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 132 of the Act or where the cancellation of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be served in accordance with articles 144 -146 upon all members entitled to notice of the meeting so cancelled.

PROCEEDINGS AT GENERAL MEETINGS

54.	No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. Except as otherwise provided in these articles, a quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued voting rights of the Company’s shares, provided that if the Company has only one member, one member present in person or by proxy shall constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

55.	If within five minutes from the time appointed for a general meeting (or such longer interval as the chairman of the meeting may think fit to allow) a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to such other day and such other time and place as the chairman of the meeting shall determine. The Company shall give not less than five days notice of any meeting adjourned through want of a quorum.

56.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

57.

A meeting of the members or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limitation of the foregoing, by telephone or video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence at such meeting.

58.	No business may be transacted at a meeting of members, other than business that is either o proposed by or at the direction of the Directors; o proposed at the direction of the High Court of Ireland; o proposed on the requisition in writing of such number of members as is prescribed by, and is made in accordance with, the relevant provisions of the Acts and, in respect of an annual general meeting only, these articles; o or the chairman of the meeting determines in his absolute and sole discretion that the business may properly be regarded as within the scope of the meeting. For business or nominations to be properly brought by a member at an annual general meeting, the member proposing such business must be a Holder of record at the time of giving of the notice provided for in articles 68 and 69 and must be entitled to vote at such meeting and any proposed business must be a proper matter for member action.

59.	No amendment may be made to a resolution at or before the time when it is put to a vote unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

60.	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order, as the case may be, the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

61.	The Chairman, if any, of the Board, shall preside as chairman at every meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

62.	If at any meeting no Director is willing to act as chairman of the meeting or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

63.	The chairman of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

64.	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting or meeting of a class of members, the chairman of such meeting, is entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

65. (a)	The Board may make such arrangements as it considers appropriate to enable the members to participate in any general meeting by means of two-way, audio-visual electronic facilities, so as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(b)	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may make any arrangement and impose any requirement as may be reasonable for the purpose of verifying the identity of members participating by way of electronic facilities, as described in subparagraph (a) of this article.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

FOR ANNUAL GENERAL MEETINGS

66.	In addition to any other applicable requirements, for business or nominations to be properly brought before an annual general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

67.	To be timely for an annual general meeting, a member’s notice to the Secretary as to the business or nominations to be brought before the meeting must be delivered to or mailed and received at the Office not less than 120 calendar days nor more than 150 calendar days before the first anniversary of the notice convening the Company’s annual general meeting for the prior year. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a member’s notice as described in articles 68 and 69.

68.	A member’s notice to the Secretary must set forth as to each matter such member proposes to bring before the meeting:

(a)	a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the articles of the Company, the text of the proposed amendment) and the reasons for conducting such business at the meeting;

(b)	as to the member giving the notice:

(i)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clauses (ii) and (iii) below;

(ii)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the proposal of such business between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and/or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than 10 days after the following the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date.

(iii)	any material interest of the member or any Member Associated Person in such business.

The chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed business is not in compliance with this article, to declare that such defective proposal shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge that a proposal that is not made in compliance with the procedure specified in this article, and any such proposal not properly brought before the meeting, be considered.

69.	A member’s notice to the Secretary must set forth as to each nomination such member proposes to bring before the meeting:

(a)	as to each person whom the member proposes to nominate for election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or its otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as nominee and to serving as director if elected); and

(i)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clauses (ii) and (iii) below; and

(ii)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the nomination between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into as of the date of the member’s notice by, or on behalf of, such member and any Member Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and/or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than 10 days after the following the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date.

The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.

The chairman of the meeting shall have the power and duty to determine whether a nomination to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed nomination is not in compliance with this article, to declare that such defective nomination shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this article, and any such nomination not properly brought before the meeting shall not be considered.

70.	Notwithstanding the foregoing provisions of articles 68 and 69, unless otherwise required by law, if the member (or a qualified representative of the member) does not appear at the annual general meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of articles 68 and 69, to be considered a qualified representative of the member, a person must be a duly authorized officer, manager or partner of such member or must be authorized by a writing executed by such member or an electronic transmission delivered by such member to act for such member as proxy at the meeting of member and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting of members.

71.	In addition, if the member intends to solicit proxies from the members of the Company, such member shall notify the Company of this intent in accordance with Rule 14a-4 and/or Rule 14a-8 under the Exchange Act. Any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to member nominations or proposals as to any other business to be considered pursuant to these articles 66—71 and compliance with these articles shall be the exclusive means for a member to make nominations or submit proposals for any other business to be considered at an annual general meeting (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, or any successor rule). Nothing in these articles 66—71 shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act.

VOTING, PROXIES AND CORPORATE REPRESENTATIVES

72.	Except where a greater majority is required by the Acts or these articles, any question, business or resolution proposed at any general meeting shall be decided by a simple majority of the votes cast.

73.	Subject to any rights or restrictions attached to any class of shares, at any meeting of the Company each member present in person shall be entitled to one vote on any question to be decided on a show of hands and each member in person or by proxy shall be entitled on a poll to one vote for each share held by him.

74.	At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:

(a)	the chairman of the meeting; or

(b)	by at least three members present in person or represented by proxy; or

(c)	by any member or members present in person or represented by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d)	by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded, a declaration by the chairman of the meeting that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

The demand for a poll may be withdrawn.

75.	Except as provided in article 76, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

76.	A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

77.	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

78.	A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

79.	No member shall be entitled to vote at any general meeting unless any calls or other sums immediately payable by him in respect of shares in the Company have been paid.

80.	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

81.	A Holder entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

82.	If:

(a)	any objection shall be raised as to the qualification of any voter; or

(b)	any votes have been counted which ought not to have been counted or which might have been rejected; or

(c)	any votes are not counted which out to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

83.	Votes may be given either personally or by proxy.

84. (a)	Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

(b)

Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

85.	Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

86.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

87.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates. A standing proxy shall be valid for all meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received by the Company. Where a standing proxy exists, its operation shall be deemed to have been suspended at any meeting or adjournment thereof at which the Holder is present or in respect to which the Holder has specially appointed a proxy. The Directors may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy and the operation of any such standing proxy shall be deemed to be suspended until such time as the Directors determine that they have received the requested evidence or other evidence satisfactory to it.

88.	A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, at least one hour before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts PROVIDED HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

89.	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

90.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

DIRECTORS

91.	The number of Directors shall not be less than two nor more than ten. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment.

92.	Each Director shall be paid a fee for the services at such rate as may from time to time be determined by the Directors. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

93.	If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

94.	No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

95.	Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

96.	Subject to Part III of the 1983 Act, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

97.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts.

98.	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

99.	The Company may exercise the powers conferred by Section 41 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

100.	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with Section 194 of the Act.

101.	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the Acts and these articles with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract, transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

(a)	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

(b)	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

(c)	The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

102.	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

103.	So long as, where it is necessary, a Director declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

104.	To the maximum extent permitted from time to time under the laws of Ireland, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its Directors, officers or members or the affiliates of the foregoing, other than those Directors, officers or members or affiliates who are employees of the Company. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any such Director, officer or member or affiliate of the Company for or with respect to any opportunities of which such Director, officer or member or affiliate becomes aware prior to such amendment or repeal.

105.	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

106.	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor for the Company.

107.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

108.	The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

109.	The Directors, on behalf of the Company, may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the Predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS

110.	The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the provisions of Part VII of the 1990 Act; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is removed from office under article 116.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

111.	The Board shall be divided into three classes, with one class of Directors retiring from office at the annual general meeting in every year. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in this article 111. All Directors will be designated as either Class I, Class II or Class III Directors. The Board shall from time to time by resolution determine the respective numbers of Class I, Class II and Class III Directors.

(a)	Each Class I Director shall (unless his office is vacated in accordance with these articles) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2010 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the Class I Directors were together last elected or re-elected.

(b)	Each Class II Director shall (unless his office is vacated in accordance with these articles) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2011 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the Class I Directors were together last elected or re-elected.

(c)	Each Class III Director shall (unless his office is vacated in accordance with these articles) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2012 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the Class I Directors were together last elected or re-elected.

112.	Only persons who are nominated in accordance with the procedures set forth in these articles, or as provided by applicable law, shall be eligible to serve as Directors. Nominations of persons for election to the Board of the Company may be made at an annual general meeting (a) by or at the direction of the Directors or (b) by any member of the Company who is a Holder of record at the time of giving of notice provided for in article 67, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in article 66—71.

113.	A retiring Director shall be eligible to be nominated for re-election at an annual general meeting.

114.	If a Director stands for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

115.	The Company may from time to time by Ordinary Resolution increase or reduce the maximum number of Directors. If the number of Directors is altered pursuant to this article by Ordinary Resolution, such resolution shall apportion any increase or decrease among the classes of Directors so as to maintain the number of Directors in each class as equal as possible, but in no case shall a reduction in the number of Directors shorten the term of any incumbent Director.

116.	The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with section 142 of the Act, remove any Director before the expiration of his period of office notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

117.	The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed to fill a vacancy shall be a member of the same class of Directors as the Director in whose place he is appointed. The Board shall determine the class of any additional Director so appointed.

118.	The Company may by Ordinary Resolution elect another person in place of a Director removed from office under article 116; and without prejudice to the powers of the Directors under article 117 the Company in general meeting may elect any person to be a Director either to fill a vacancy or an additional Director, subject to the maximum number of Directors set out in article 91. A person elected in place of a Director so removed or to fill such a vacancy shall be a member of the same class of Directors as the Director in whose place he is elected.

OFFICERS

119.	The officers of the Company must include either a President and a Vice-President or a Chairman and a Deputy Chairman, as the Directors may determine, who must be Directors and shall be elected by the Directors as soon as possible after the annual general meeting and shall serve for such term as the Directors may determine, or in the absence of such determination, until the termination of the next annual general meeting following their appointment. In addition, the Directors may appoint any person whether or not he is a Director to hold such office as the Directors may from time to time determine. Any person elected or appointed pursuant to this article shall hold office for such period an upon such terms as the Directors may determine and the Directors may revoke or terminate any such election or appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such officer may have against the Company or the Company may have against such officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Acts or these articles, the powers and duties of the officers of the Company shall be such (if any) as are determined from time to time by the Directors.

120.	The Secretary (including one or more deputy or assistant secretaries) shall be appointed by the Directors at such remuneration (if any) and upon such terms as it may think fit and any Secretary so appointed may be removed by the Directors.

(a)	It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its committees, and to authenticate records of the Company.

(b)	A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

PROCEEDINGS OF DIRECTORS

121. (a)	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)	Any Director may participate in a meeting of the Directors by means of telephonic or other similar communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

(c)	A meeting of the Directors or any committee appointed by the Directors may be held by means of such telephone, electronic or other communication facilities (including, without limiting the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.

122.	The President or Chairman, as the case may be, or any four Directors, may, and the Secretary on the requisition of the President or Chairman, as the case may be, or any four Directors shall, at any time summon a meeting of the Directors.

123.	The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

124.	The Directors may elect a chairman of their meetings and determine the period for which he is to hold office. Any Director may be elected no matter by whom he was appointed but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

125.	The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings of committees; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

126.	A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

127.	All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

128.	Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than forty eight (48) hours before the date of the meeting, by telephone, email, or any other electronic means on not less than twenty four (24) hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

129.	A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

THE SEAL

130. (a)	The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

DIVIDENDS AND RESERVES

131.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

132.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

133.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of Part IV of the 1983 Act.

134.	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

135.	Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

136.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

137.	Any general meeting declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

138.

Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

139.	No dividend shall bear interest against the Company.

140.	If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

141. (a)	The Directors shall cause to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(iii)	will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Acts; and

(iv)	will enable the accounts of the Company to be readily and properly audited.

Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.

(b)	The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)	In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such profit and loss accounts, balance sheets, group accounts and reports as are required by the Acts to be prepared and laid before such meeting.

(d)	A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

CAPITALISATION OF PROFITS

142.	The Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). In pursuance of any such resolution under this article 142, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

AUDIT

143.	Auditors shall be appointed and their duties regulated in accordance with sections 160 to 163 of the Act or any statutory amendment thereof.

NOTICES

144.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

145. (a)	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address;

(iv)	by sending he same by courier in a pre-paid cover addressed to him at his registered address; or

(v)	by sending, with the consent of the member, the same by means of electronic mail or facsimile or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

(b)	For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight hours after the cover containing it was posted. Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this article the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(v) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twelve hours after dispatch.

(f)	Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(v) of this article, if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)	Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

(i)	Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

146.	A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

147. (a)	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

148.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

WINDING UP

149.	If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

150. (a)	In case of a sale by the liquidator under Section 260 of the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said Section.

(b)	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

151.	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

152. (a)	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in Section 200 of the Act.

(c)	As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(d)	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(e)	Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)

It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (i) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the

Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (ii) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

153. (a)	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:

(i)	for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)	at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph 153(a) of this article is located of its intention to sell such share or stock;

(iii)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission; and

(iv)	if so required by the rules of any securities exchange upon which the shares in question are listed, notice has been given to that exchange of the Company’s intention to make such sale.

(b)	If during any six year period referred to in subparagraph 153(a) of this article, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this article (other than the requirement that they be in issue for six years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

(c)	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share.

(d)	The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

154.	The Company may destroy:

(a)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration;

(c)	all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof;

(d)	all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment thereof;

(e)	all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one year from the date of such use;

(f)	al instruments of proxy which have no been used for the purpose of a poll at any time after one month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded; and

(g)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (i) are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.

Names, addresses and descriptions of subscribers
For and on behalf of Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares

For and on behalf of Warner Chilcott Holdings Company II, Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

For and on behalf of Warner Chilcott Holdings Company III, Limited. Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Robert Whiteford c/o Warner Chilcott UK Limited Old Belfast Road Millbrook Larne County Antrim BT40 2SH Northern Ireland	One Ordinary Share

Paul Herendeen c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Izumi Hara c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Names, addresses and descriptions of subscribers
Roger Boissonneault c/o Warner Chilcott Limited Unit 19 Ardee Business Park Hale Street Ardee Co Louth Ireland	One Ordinary Share

Dated the th day of 2009 Witness to the above signatures:

Annex E

Relevant Territories

1. Australia	24. Korea	47. United Kingdom

2. Austria	25. Latvia	48. United States

3. Belgium	26. Lithuania	49. Vietnam

4. Bulgaria	27. Luxembourg	50. Zambia

5. Canada	28. Macedonia

6. Chile	29. Malaysia

7. China	30. Malta

8. Croatia	31. Mexico

9. Cyprus	32. Netherlands

10. Czech Republic	33. New Zealand

11. Denmark	34. Norway

12. Estonia	35. Pakistan

13. Finland	36. Poland

14. France	37. Portugal

15. Georgia	38. Romania

16. Germany	39. Russia

17. Greece	40. Slovak Republic

18. Hungary	41. Slovenia

19. Iceland	42. South Africa

20. India	43. Spain

21. Israel	44. Sweden

22. Italy	45. Switzerland

23. Japan	46. The Republic of Turkey

E-1

Annex F

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. [        ]

IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

AND IN THE MATTER OF WARNER CHILCOTT LIMITED

ORDER FOR DIRECTIONS

UPON READING the Originating Summons filed herein

AND UPON HEARING Counsel for Warner Chilcott Limited (the “Company”)

AND UPON READING the First Affidavit of                      made on                      and the exhibit thereto

IT IS HEREBY ORDERED as follows:

1. The Company does convene a meeting (the “Warner Chilcott Scheme Meeting”) of the shareholders of the Company as at the Record Date, the Warner Chilcott Scheme Meeting to be held at , at on or at such other time and date within three months from the date of the Order as may be determined pursuant to resolutions of the board of directors of the Company, for the purpose of considering and if thought fit approving (with or without modification) the scheme of arrangement (“the Warner Chilcott Scheme”).

2. This Honourable Court appoints Roger M. Boissonneault, being President and Chief Executive Officer of Warner Chilcott Limited, or failing him any other director of Warner Chilcott Limited to act as Chairman of the Warner Chilcott Scheme Meeting.

3. The Warner Chilcott Scheme Meeting may be adjourned by simple majority vote of the shareholders present in person or by proxy thereat and voting on the proposal to a later date to solicit additional votes if there are insufficient proxies to approve the Warner Chilcott Scheme, or alternatively at the discretion of the Chairman, provided that notice of the date and time of the holding of any adjourned meeting be given to shareholders as set out below.

4. The Petition herein be set down to be heard on                     .

AND IT IS DIRECTED that:

5. At least 21 days before the day appointed for the Warner Chilcott Scheme Meeting a Notice convening the Warner Chilcott Scheme Meeting and advertising the date of the hearing of the Petition in the form or substantially in the form of the notice produced to the Court be inserted once each in The Royal Gazette or The Bermuda Sun and the US and international editions of The Wall Street Journal.

6. At least 30 days before the day appointed for the Warner Chilcott Scheme Meeting a Notice convening the same and enclosing:

a. a copy of the Warner Chilcott Scheme and a copy of the Proxy Statement/Explanatory Statement as is required to be furnished pursuant to section 100 of the Companies Act 1981, in the form or substantially in the form of the document produced to the Court; and

b. a form of proxy for use at the Warner Chilcott Scheme Meeting in the form or substantially in the form produced to the Court,

(1) be sent by hand, courier or pre-paid post (or by air mail, as appropriate) addressed to each of the shareholders holding such shares at the address shown on the Register of Members of the Company as at the Record Date, and (2) be available at Unit 19 Ardee Business Park, Hale Street, Ardee, Co

Louth, Ireland and by filing the Proxy Statement/Explanatory Statement on Schedule 14A with the United States Securities and Exchange Commission provided that (i) the accidental omission to serve any shareholder with notice of the Warner Chilcott Scheme Meeting, or the non-receipt by any shareholder of notice of the Warner Chilcott Scheme Meeting, shall not invalidate the proceedings at the Warner Chilcott Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents were delivered to a courier and in envelopes addressed to the person or persons concerned at their said addresses respectively.

7. The presence, in person or by proxy, of the holders at least two (2) persons present in person and representing, in person or by proxy more than fifty percent (50%) of the total issued Class A common shares at the Warner Chilcott Scheme Meeting shall constitute a quorum for the conduct of business at the Warner Chilcott Scheme Meeting.

8. Any shareholder will be able to vote any number of his shares “for” the Warner Chilcott Scheme and vote the balance of his shares “against” the Scheme, or to abstain from voting. In the cases of banks, brokers, and other nominees who hold shares in their name on behalf of others, the vote(s) (or abstention(s)) represent the instruction to the bank, broker or nominee from his underlying beneficiary(ies) or investor(s). Subject to any reasonable objections as they might raise, shareholders voting in this manner would, for the purpose of the “majority in number” count, be counted as one shareholder “for” the Warner Chilcott Scheme (as to the number of his Common Shares being voted “for” the Warner Chilcott Scheme), and one shareholder “against” the Warner Chilcott Scheme (as to the number of his Common Shares being voted “against” the Warner Chilcott Scheme).

9. The form of proxy in the form or substantially in the form produced to the Court and the provisions to be made permitting shareholders to vote, including by mail, electronically or otherwise, be approved for use at the Warner Chilcott Scheme Meeting.

10. The Chairman of the Warner Chilcott Scheme Meeting (the “Chairman”) is to be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

11. The Chairman is to be at liberty to accept a faxed or electronic copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

12. The Company be at liberty to set a record date (the “Record Date”) for determining the holders of Scheme Shares (as defined in the Warner Chilcott Scheme) entitled to receive notice of, and to vote at, the Warner Chilcott Scheme Meeting, namely .

13. In the case of joint registered holders of Scheme Shares, the vote of either holder whether in person or by proxy will be accepted with or without a corresponding vote of the other holder.

14. In the case of a shareholder which is a corporation, the shareholder may by written instrument authorize such person as it thinks fit to act as its representative at the Warner Chilcott Scheme Meeting and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual. The Chairman may accept such assurances as he thinks fit as to the right of any person to attend and vote at the Warner Chilcott Scheme Meeting on behalf of a shareholder who is a corporation.

15. The Chairman is to be at liberty to accept a form of proxy and the figure for which any shareholder seeks to vote, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the shareholder to vote. Should the form of proxy be returned duly signed but without a specific direction as to how the shareholder wishes to vote, the persons appointed as proxies are authorized to vote or abstain at the proxies’ discretion.

16. The Chairman is to be at liberty to appoint inspectors or scrutineers to count and tally the votes cast at the Warner Chilcott Scheme Meeting.

17. Within [seven] days of the Warner Chilcott Scheme Meeting (and in any event no later than the date set for the hearing of the Petition herein) the said Chairman does report the result of the Warner Chilcott Scheme Meeting to the Court.

DATED this day of , 2009

Chief Justice/Puisne Judge

Annex G

Expected Timetable

Description	Proposed Date
Record Date for determining the Warner Chilcott Limited shareholders eligible to vote at the shareholder meeting	, 2009

Proxy Statement and form of proxy first mailed to Warner Chilcott Limited shareholders	On or about , 2009

Latest time for submitting forms of proxy:

via Internet	11:59 p.m., Eastern Time, on , 2009

via proxy card	Must be received at any time prior to the commencement of the shareholder meeting

Shareholder meeting	10 a.m., Eastern Time, on , 2009

Court hearing to sanction the Scheme of Arrangement	, 2009

Anticipated effective date of the Scheme of Arrangement	, 2009

Anticipated Transaction Time	, Eastern Time, on , 2009

G-1

VOTE BY INTERNET

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Warner Chilcott Limited, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	WARNC1 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WARNER CHILCOTT LIMITED		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
AT THE ANNUAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4. AT THE SPECIAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
		☐	☐	☐
Annual Meeting
Vote on Directors
1.	Election of Directors:
NOMINEES:
01) James H. Bloem 02) Roger M. Boissonneault 03) John A. King, Ph.D 04) [ ]
Vote to approve the appointment PricewaterhouseCoopers LLP
2.	To approve the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the fiscal year ending December 31, 2009, and to authorize the Board of Directors to determine the auditors’ remuneration.					☐	☐	☐
						For	Against	Abstain
Vote to approve the Equity Incentive Plan Amendments

3.	To approve amendments to the Company’s 2005 Equity Incentive Plan in order to increase the number of shares available for issuance under the plan, enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended, and to allow Warner Chilcott plc to issue ordinary shares under the plan if the Scheme of Arrangement is approved at the Special Meeting.					☐	☐	☐
						For	Against	Abstain
Vote to approve the Management Incentive Plan

4.	To approve the Management Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended.					☐	☐	☐
						For	Against	Abstain
Vote on Other Matters
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Please indicate if you plan to attend the Annual Meeting.		☐	☐
		Yes	No
Special Meeting
Vote to approve the Scheme of Arrangement

1.	To approve the Scheme of Arrangement attached to the accompanying proxy statement as Annex C.					☐	☐	☐
						For	Against	Abstain
Vote to approve the creation of distributable reserves of Warner Chilcott plc

2.	If the Scheme of Arrangement is approved, to approve the creation of distributable reserves of Warner Chilcott plc (through the reduction of the share premium account of Warner Chilcott plc) that was previously approved by Warner Chilcott Limited and the other current shareholders of Warner Chilcott plc (as described in the accompanying proxy statement).					☐	☐	☐
						For	Against	Abstain
Vote to approve a motion to adjourn the Special Meeting

3.	To approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Special Meeting.					☐	☐	☐
						For	Against	Abstain

This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this Proxy will be voted “FOR” the election of all of the Director nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4 at the Annual Meeting. If no instructions are given, this Proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3 at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at the right and indicate your new address in the space provided on the back where indicated. Please note that changes to the registered names on the account may not be submitted via this method.

☐
Please indicate if you plan to attend the Special Meeting.		☐	☐
		Yes	No
Note:

Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date